UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  May 31

Date of reporting period:  November 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SemiAnnual Report
November 30, 2021
Multi-Manager Value Strategies Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager Value Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Value Strategies Fund  |  Semiannual Report 2021

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with growth of capital and income.
Portfolio management
Columbia Management Investment Advisers, LLC
Scott Davis
Michael Barclay, CFA
Tara Gately, CFA
Diamond Hill Capital Management, Inc.
Charles Bath, CFA
Austin Hawley, CFA
Dimensional Fund Advisors LP
Jed Fogdall
Joel Schneider
John Hertzer, CFA
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2021)
	Inception	6 Months cumulative	1 Year	5 Years	Life
Institutional Class*	01/03/17	0.26	22.16	12.38	11.87
Institutional 3 Class*	12/18/19	0.36	22.29	12.42	11.89
Russell 1000 Value Index		-0.57	22.25	10.36	11.85
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	Returns shown for periods prior to the inception date of the Fund’s Institutional Class shares include the returns of the Fund’s Class A shares for the period from April 20, 2012 (the inception date of the Fund) through January 2, 2017. Returns shown for periods prior to the inception date of the Fund’s Institutional 3 Class shares include the returns of the Fund’s Class A shares for the period from April 20, 2012 (the inception date of the Fund) through January 2, 2017, and of the Fund’s Institutional Class shares for the period from January 3, 2017 though the inception date of such share class, as applicable. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to October 1, 2016 reflects returns achieved pursuant to a different investment objective, principal investment strategies and/or management teams. If the Fund’s current investment objective, strategies and/or management teams had been in place for the prior periods, results shown may have been different.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Multi-Manager Value Strategies Fund | Semiannual Report 2021	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2021)
Common Stocks	98.5
Money Market Funds	1.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2021)
Communication Services	7.9
Consumer Discretionary	9.7
Consumer Staples	7.8
Energy	5.6
Financials	20.7
Health Care	14.8
Industrials	11.7
Information Technology	12.1
Materials	5.4
Real Estate	2.4
Utilities	1.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Value Strategies Fund | Semiannual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2021 — November 30, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,002.60	1,021.96	3.52	3.55	0.69
Institutional 3 Class	1,000.00	1,000.00	1,003.60	1,022.37	3.11	3.14	0.61
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Value Strategies Fund | Semiannual Report 2021	5

Portfolio of Investments
November 30, 2021 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.3%
Issuer	Shares	Value ($)
Communication Services 7.7%
Diversified Telecommunication Services 1.8%
AT&T, Inc.	1,601,978	36,573,158
Lumen Technologies, Inc.	379,310	4,680,685
Verizon Communications, Inc.	1,021,852	51,368,500
Total		92,622,343
Entertainment 1.5%
Activision Blizzard, Inc.	72,433	4,244,574
Electronic Arts, Inc.	10,246	1,272,758
Liberty Media Group LLC, Class A(a)	2,700	155,547
Liberty Media Group LLC, Class C(a)	21,151	1,288,519
Madison Square Garden Entertainment Corp.(a)	1,307	86,419
Take-Two Interactive Software, Inc.(a)	1,757	291,451
Walt Disney Co. (The)(a)	428,208	62,047,339
Zynga, Inc., Class A(a)	1,763,572	10,634,339
Total		80,020,946
Interactive Media & Services 0.8%
Meta Platforms, Inc., Class A(a)	123,073	39,932,266
Media 3.4%
Altice U.S.A., Inc., Class A(a)	1,939	30,714
Charter Communications, Inc., Class A(a)	62,534	40,414,473
Comcast Corp., Class A	2,024,466	101,182,811
Discovery, Inc., Class A(a)	58,636	1,364,460
Discovery, Inc., Class C(a)	115,995	2,634,246
DISH Network Corp., Class A(a)	70,159	2,192,469
Fox Corp., Class A	112,187	4,006,198
Fox Corp., Class B	88,573	2,976,053
Interpublic Group of Companies, Inc. (The)	134,846	4,475,539
Liberty Broadband Corp., Class A(a)	2,117	320,895
Liberty Broadband Corp., Class C(a)	22,578	3,496,203
Liberty SiriusXM Group, Class A(a)	13,066	637,621
Liberty SiriusXM Group, Class C(a)	35,986	1,760,795
News Corp., Class A	41,973	907,456
News Corp., Class B	22,496	484,789
Omnicom Group, Inc.	6,260	421,360
Common Stocks (continued)
Issuer	Shares	Value ($)
ViacomCBS, Inc., Class A	5,695	189,985
ViacomCBS, Inc., Class B	201,837	6,246,855
Total		173,742,922
Wireless Telecommunication Services 0.2%
T-Mobile USA, Inc.(a)	100,416	10,926,265
Total Communication Services		397,244,742
Consumer Discretionary 9.5%
Auto Components 0.6%
Aptiv PLC(a)	12,751	2,044,623
Autoliv, Inc.	21,747	2,096,193
BorgWarner, Inc.	502,620	21,753,394
Gentex Corp.	62,682	2,158,141
Lear Corp.	20,783	3,487,180
Veoneer, Inc.(a)	1,815	64,614
Total		31,604,145
Automobiles 1.3%
Ford Motor Co.	592,458	11,369,269
General Motors Co.(a)	977,619	56,574,811
Harley-Davidson, Inc.	2,033	74,469
Total		68,018,549
Distributors 0.2%
Genuine Parts Co.	14,649	1,871,263
LKQ Corp.	105,221	5,881,854
Total		7,753,117
Diversified Consumer Services 0.0%
Service Corp. International	21,171	1,400,673
Hotels, Restaurants & Leisure 1.0%
Aramark	45,023	1,503,768
Booking Holdings, Inc.(a)	13,529	28,435,929
Carnival Corp.(a)	139,454	2,457,179
Darden Restaurants, Inc.	550	75,873
Expedia Group, Inc.(a)	448	72,168
Hyatt Hotels Corp., Class A(a)	5,864	461,907
McDonald’s Corp.	60,850	14,883,910
MGM Resorts International	82,729	3,274,414
Norwegian Cruise Line Holdings Ltd.(a)	26,257	512,274
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Multi-Manager Value Strategies Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Royal Caribbean Cruises Ltd.(a)	31,724	2,214,970
Wynn Resorts Ltd.(a)	610	49,416
Total		53,941,808
Household Durables 1.7%
D.R. Horton, Inc.	126,147	12,324,562
Garmin Ltd.	39,742	5,307,147
Lennar Corp., Class A	95,096	9,989,835
Lennar Corp., Class B	6,679	572,924
Mohawk Industries, Inc.(a)	20,238	3,397,353
Newell Brands, Inc.	134,972	2,897,849
NVR, Inc.(a)	8,350	43,631,589
PulteGroup, Inc.	82,663	4,135,630
Toll Brothers, Inc.	10,681	677,923
Whirlpool Corp.	20,193	4,396,824
Total		87,331,636
Internet & Direct Marketing Retail 0.4%
eBay, Inc.	289,857	19,553,753
Leisure Products 0.1%
Hasbro, Inc.	47,375	4,591,111
Multiline Retail 1.0%
Dollar Tree, Inc.(a)	83,861	11,223,118
Kohl’s Corp.	24,082	1,233,721
Macy’s, Inc.	32,089	914,537
Target Corp.	156,491	38,158,765
Total		51,530,141
Specialty Retail 2.2%
Advance Auto Parts, Inc.	20,257	4,471,125
Best Buy Co., Inc.	59,861	6,396,746
CarMax, Inc.(a)	56,195	7,937,544
Dick’s Sporting Goods, Inc.	4,421	519,733
Gap, Inc. (The)	59,274	979,799
Home Depot, Inc. (The)	207,758	83,229,932
Lithia Motors, Inc., Class A	6,032	1,757,303
TJX Companies, Inc. (The)	106,323	7,378,816
Total		112,670,998
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 1.0%
Capri Holdings Ltd.(a)	5,000	296,100
Hanesbrands, Inc.	1,091,133	17,621,798
PVH Corp.	15,238	1,627,114
Ralph Lauren Corp.	7,853	911,262
Skechers U.S.A., Inc., Class A(a)	1,000	44,920
Tapestry, Inc.	29,416	1,180,170
VF Corp.	397,258	28,495,316
Total		50,176,680
Total Consumer Discretionary		488,572,611
Consumer Staples 7.7%
Beverages 1.9%
Coca-Cola Co. (The)	340,716	17,870,554
Constellation Brands, Inc., Class A	36,143	8,144,102
Keurig Dr. Pepper, Inc.	65,157	2,214,686
Molson Coors Beverage Co., Class B	30,867	1,371,730
PepsiCo, Inc.	431,768	68,987,891
Total		98,588,963
Food & Staples Retailing 1.3%
Kroger Co. (The)	225,224	9,353,553
U.S. Foods Holding Corp.(a)	45,739	1,437,119
Walgreens Boots Alliance, Inc.	183,925	8,239,840
Walmart, Inc.	329,623	46,354,883
Total		65,385,395
Food Products 2.7%
Archer-Daniels-Midland Co.	510,662	31,768,283
Bunge Ltd.	49,798	4,311,013
Campbell Soup Co.	8,006	322,882
ConAgra Foods, Inc.	106,671	3,258,799
Darling Ingredients, Inc.(a)	23,906	1,614,133
General Mills, Inc.	129,561	8,002,983
Hershey Co. (The)	40,471	7,183,198
Hormel Foods Corp.	18,768	776,995
Ingredion, Inc.	1,043	97,135
JM Smucker Co. (The)	30,369	3,840,767
Kraft Heinz Co. (The)	62,498	2,100,558
McCormick & Co., Inc.	3,737	320,709
Mondelez International, Inc., Class A	1,128,877	66,536,010

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2021	7

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Pilgrim’s Pride Corp.(a)	1,716	48,185
Post Holdings, Inc.(a)	14,080	1,360,128
Tyson Foods, Inc., Class A	93,436	7,377,707
Total		138,919,485
Household Products 1.5%
Procter & Gamble Co. (The)	544,170	78,676,099
Spectrum Brands Holdings, Inc.	670	67,067
Total		78,743,166
Personal Products 0.0%
Coty, Inc., Class A(a)	10,944	106,485
Tobacco 0.3%
Philip Morris International, Inc.	154,992	13,320,012
Total Consumer Staples		395,063,506
Energy 5.5%
Energy Equipment & Services 0.4%
Baker Hughes Co.	124,926	2,915,773
Halliburton Co.	286,581	6,187,284
Schlumberger NV	324,058	9,293,983
Technip Energies NV, ADR(a)	6,562	88,685
TechnipFMC PLC(a)	48,738	276,345
Total		18,762,070
Oil, Gas & Consumable Fuels 5.1%
Chevron Corp.	784,861	88,587,261
ConocoPhillips Co.	400,141	28,061,888
Continental Resources, Inc.	73,254	3,248,082
Coterra Energy, Inc.	2,809	56,405
Devon Energy Corp.	155,140	6,525,188
Diamondback Energy, Inc.	18,208	1,943,340
EOG Resources, Inc.	273,145	23,763,615
Exxon Mobil Corp.	714,707	42,768,067
Hess Corp.	102,157	7,612,740
Kinder Morgan, Inc.	307,071	4,747,318
Marathon Oil Corp.	57,012	883,116
Marathon Petroleum Corp.	92,962	5,656,738
Murphy Oil Corp.	2,493	66,264
Occidental Petroleum Corp.	321,946	9,545,699
ONEOK, Inc.	126,455	7,567,067
Ovintiv, Inc.	9,029	313,848
Common Stocks (continued)
Issuer	Shares	Value ($)
Phillips 66	131,536	9,098,345
Pioneer Natural Resources Co.	28,188	5,026,484
Targa Resources Corp.	33,811	1,745,662
Valero Energy Corp.	61,861	4,140,975
Williams Companies, Inc. (The)	432,723	11,592,649
Total		262,950,751
Total Energy		281,712,821
Financials 20.4%
Banks 8.4%
Bank of America Corp.	2,666,446	118,576,854
CIT Group, Inc.	1,264	62,012
Citigroup, Inc.	242,343	15,437,249
Citizens Financial Group, Inc.	55,445	2,620,885
Comerica, Inc.	33,110	2,732,568
East West Bancorp, Inc.	30,568	2,353,736
Fifth Third Bancorp	149,775	6,313,016
First Horizon Corp.	7,895	127,346
First Republic Bank	65,294	13,689,540
Huntington Bancshares, Inc.	215,147	3,192,781
JPMorgan Chase & Co.	660,770	104,950,099
KeyCorp	156,749	3,517,448
M&T Bank Corp.	24,152	3,540,925
PacWest Bancorp	1,197	53,554
People’s United Financial, Inc.	26,140	445,426
PNC Financial Services Group, Inc. (The)	155,150	30,564,550
Prosperity Bancshares, Inc.	809	57,665
Regions Financial Corp.	216,435	4,923,896
SVB Financial Group(a)	132	91,388
Truist Financial Corp.	820,803	48,681,826
U.S. Bancorp	491,535	27,201,547
Wells Fargo & Co.	792,445	37,863,022
Zions Bancorp	35,661	2,249,496
Total		429,246,829
Capital Markets 4.4%
Bank of New York Mellon Corp. (The)	163,162	8,939,646
BlackRock, Inc.	15,983	14,458,382
CME Group, Inc.	72,172	15,915,370
Franklin Resources, Inc.	100,218	3,247,063
Goldman Sachs Group, Inc. (The)	57,090	21,750,719

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Multi-Manager Value Strategies Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Invesco Ltd.	33,148	740,195
Janus Henderson Group PLC	4,217	180,192
Jefferies Financial Group, Inc.	15,054	565,729
KKR & Co., Inc., Class A	725,071	53,981,536
Morgan Stanley	370,790	35,158,308
Nasdaq, Inc.	135,251	27,487,061
Northern Trust Corp.	164,203	18,998,287
Raymond James Financial, Inc.	25,422	2,498,728
State Street Corp.	70,492	6,271,673
T. Rowe Price Group, Inc.	85,324	17,060,534
Total		227,253,423
Consumer Finance 0.4%
Ally Financial, Inc.	104,256	4,778,052
Capital One Financial Corp.	66,833	9,392,042
Discover Financial Services	659	71,073
Santander Consumer U.S.A. Holdings, Inc.	37,213	1,553,643
Synchrony Financial	124,984	5,598,033
Total		21,392,843
Diversified Financial Services 1.7%
Berkshire Hathaway, Inc., Class B(a)	300,870	83,247,720
Equitable Holdings, Inc.	46,718	1,469,748
Voya Financial, Inc.	6,068	377,066
Total		85,094,534
Insurance 5.5%
Aflac, Inc.	152,724	8,268,477
Alleghany Corp.(a)	1,324	856,469
Allstate Corp. (The)	123,802	13,459,753
American Financial Group, Inc.	13,132	1,754,567
American International Group, Inc.	1,614,513	84,923,384
Arch Capital Group Ltd.(a)	57,962	2,340,506
Assurant, Inc.	7,430	1,130,103
Athene Holding Ltd., Class A(a)	33,085	2,710,323
Axis Capital Holdings Ltd.	1,552	77,103
Chubb Ltd.	142,217	25,523,685
Cincinnati Financial Corp.	14,444	1,645,172
CNA Financial Corp.	3,492	145,407
Everest Re Group Ltd.	4,525	1,160,119
Fidelity National Financial, Inc.	80,283	3,926,642
Common Stocks (continued)
Issuer	Shares	Value ($)
Globe Life, Inc.	25,859	2,237,838
Hartford Financial Services Group, Inc. (The)	629,646	41,619,601
Lincoln National Corp.	25,274	1,676,424
Loews Corp.	38,397	2,052,704
Markel Corp.(a)	666	795,750
Marsh & McLennan Companies, Inc.	337,359	55,333,623
MetLife, Inc.	63,444	3,721,625
Old Republic International Corp.	32,763	785,001
Principal Financial Group, Inc.	54,334	3,726,226
Prudential Financial, Inc.	73,197	7,485,125
Reinsurance Group of America, Inc.	8,100	768,771
Travelers Companies, Inc. (The)	80,185	11,783,186
Willis Towers Watson PLC	289	65,268
WR Berkley Corp.	20,100	1,540,464
Total		281,513,316
Total Financials		1,044,500,945
Health Care 14.5%
Biotechnology 1.4%
AbbVie, Inc.	365,838	42,173,805
Biogen, Inc.(a)	33,857	7,981,449
Gilead Sciences, Inc.	146,512	10,099,072
Horizon Therapeutics PLC(a)	2,619	271,747
Regeneron Pharmaceuticals, Inc.(a)	10,364	6,596,997
United Therapeutics Corp.(a)	824	156,148
Vertex Pharmaceuticals, Inc.(a)	14,336	2,679,972
Total		69,959,190
Health Care Equipment & Supplies 4.3%
Abbott Laboratories	696,259	87,568,494
Baxter International, Inc.	48,968	3,651,544
Becton Dickinson and Co.	183,939	43,619,294
Boston Scientific Corp.(a)	41,966	1,597,646
Cooper Companies, Inc. (The)	802	301,929
Dentsply Sirona, Inc.	25,186	1,227,566
Hologic, Inc.(a)	9,077	678,324
Medtronic PLC	683,437	72,922,728
STERIS PLC	18,871	4,123,880
Teleflex, Inc.	200	59,484
Zimmer Biomet Holdings, Inc.	26,860	3,212,456
Total		218,963,345

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2021	9

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 3.4%
Anthem, Inc.	61,896	25,144,012
Cardinal Health, Inc.	1,362	62,965
Centene Corp.(a)	86,295	6,162,326
Cigna Corp.	61,633	11,827,373
CVS Health Corp.	242,766	21,620,740
DaVita, Inc.(a)	27,944	2,640,708
Henry Schein, Inc.(a)	40,439	2,873,595
Humana, Inc.	104,354	43,798,417
Laboratory Corp. of America Holdings(a)	34,080	9,724,046
McKesson Corp.	6,027	1,306,413
Quest Diagnostics, Inc.	44,222	6,574,927
UnitedHealth Group, Inc.	96,099	42,689,098
Universal Health Services, Inc., Class B	26,871	3,190,394
Total		177,615,014
Health Care Technology 0.1%
Cerner Corp.	23,277	1,639,865
Change Healthcare, Inc.(a)	12,961	262,849
Teladoc Health, Inc.(a)	14,468	1,464,885
Total		3,367,599
Life Sciences Tools & Services 1.0%
Bio-Rad Laboratories, Inc., Class A(a)	2,854	2,149,633
Danaher Corp.	68,504	22,033,627
IQVIA Holdings, Inc.(a)	4,196	1,087,309
PerkinElmer, Inc.	8,807	1,604,283
Syneos Health, Inc.(a)	23,952	2,327,176
Thermo Fisher Scientific, Inc.	33,548	21,230,181
Total		50,432,209
Pharmaceuticals 4.3%
Bristol-Myers Squibb Co.	476,725	25,566,762
Catalent, Inc.(a)	3,140	403,992
Elanco Animal Health, Inc.(a)	54,384	1,562,996
Eli Lilly & Co.	108,167	26,829,743
Jazz Pharmaceuticals PLC(a)	19,458	2,332,431
Johnson & Johnson	271,608	42,351,835
Merck & Co., Inc.	251,796	18,862,038
Perrigo Co. PLC	15,360	563,866
Common Stocks (continued)
Issuer	Shares	Value ($)
Pfizer, Inc.	1,907,073	102,467,032
Viatris, Inc.	203,802	2,508,803
Total		223,449,498
Total Health Care		743,786,855
Industrials 11.5%
Aerospace & Defense 1.7%
General Dynamics Corp.	50,962	9,630,289
Howmet Aerospace, Inc.	104,441	2,937,925
Huntington Ingalls Industries, Inc.	300	53,253
L3Harris Technologies, Inc.	127,116	26,577,413
Lockheed Martin Corp.	59,401	19,799,541
Northrop Grumman Corp.	41,993	14,647,159
Raytheon Technologies Corp.	133,938	10,838,263
Textron, Inc.	69,891	4,948,283
Total		89,432,126
Air Freight & Logistics 0.7%
FedEx Corp.	44,772	10,314,125
GXO Logistics, Inc.(a)	35,334	3,393,831
United Parcel Service, Inc., Class B	106,091	21,045,272
Total		34,753,228
Airlines 0.1%
Alaska Air Group, Inc.(a)	2,226	108,117
JetBlue Airways Corp.(a)	3,151	42,287
Southwest Airlines Co.(a)	79,425	3,526,470
United Airlines Holdings, Inc.(a)	49,801	2,104,590
Total		5,781,464
Building Products 1.6%
Builders FirstSource, Inc.(a)	47,279	3,283,054
Carlisle Companies, Inc.	14,492	3,263,598
Carrier Global Corp.	601,433	32,549,554
Fortune Brands Home & Security, Inc.	29,167	2,932,159
Johnson Controls International PLC	102,845	7,688,692
Owens Corning	26,387	2,238,673
Trane Technologies PLC	170,137	31,756,071
Total		83,711,801

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multi-Manager Value Strategies Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 0.6%
Republic Services, Inc.	103,448	13,682,033
Waste Management, Inc.	114,308	18,365,866
Total		32,047,899
Construction & Engineering 0.2%
AECOM(a)	36,137	2,491,285
Arcosa, Inc.	165	8,443
Quanta Services, Inc.	48,008	5,462,350
Total		7,962,078
Electrical Equipment 0.7%
Acuity Brands, Inc.	34	6,846
AMETEK, Inc.	27,669	3,776,818
Eaton Corp. PLC	153,601	24,892,578
Emerson Electric Co.	8,624	757,532
Hubbell, Inc.	9,093	1,779,500
Regal Rexnord Corp.	500	79,050
Sensata Technologies Holding(a)	54,177	3,017,659
Sunrun, Inc.(a)	22,764	1,048,055
Total		35,358,038
Industrial Conglomerates 1.0%
General Electric Co.	63,152	5,998,809
Honeywell International, Inc.	212,437	42,963,259
Roper Technologies, Inc.	1,482	687,870
Total		49,649,938
Machinery 3.3%
AGCO Corp.	21,789	2,401,366
Caterpillar, Inc.	95,504	18,465,698
Cummins, Inc.	94,272	19,773,552
Deere & Co.	91,951	31,772,749
Dover Corp.	15,740	2,578,999
Fortive Corp.	46,945	3,467,827
Ingersoll Rand, Inc.	48,131	2,807,963
Middleby Corp. (The)(a)	4,033	704,484
Oshkosh Corp.	13,550	1,457,980
Otis Worldwide Corp.	62,282	5,007,473
PACCAR, Inc.	103,776	8,656,994
Parker-Hannifin Corp.	175,466	53,001,260
Pentair PLC	54,690	4,030,106
Common Stocks (continued)
Issuer	Shares	Value ($)
Snap-On, Inc.	18,739	3,858,547
Stanley Black & Decker, Inc.	53,715	9,387,233
Westinghouse Air Brake Technologies Corp.	29,091	2,582,408
Xylem, Inc.	1,096	132,737
Total		170,087,376
Professional Services 0.2%
IHS Markit Ltd.	4,494	574,423
Jacobs Engineering Group, Inc.	20,357	2,902,094
Leidos Holdings, Inc.	49,204	4,325,524
ManpowerGroup, Inc.	7,269	651,520
Nielsen Holdings PLC	81,796	1,567,211
Total		10,020,772
Road & Rail 1.3%
AMERCO	5,483	3,863,102
CSX Corp.	124,384	4,311,149
Kansas City Southern	31,372	9,124,546
Knight-Swift Transportation Holdings, Inc.	7,748	443,573
Norfolk Southern Corp.	46,043	12,213,827
Union Pacific Corp.	145,034	34,175,812
XPO Logistics, Inc.(a)	35,334	2,559,595
Total		66,691,604
Trading Companies & Distributors 0.1%
United Rentals, Inc.(a)	18,936	6,414,381
Total Industrials		591,910,705
Information Technology 11.9%
Communications Equipment 0.7%
Ciena Corp.(a)	5,259	316,750
Cisco Systems, Inc.	587,947	32,243,014
F5, Inc.(a)	1,218	277,192
Juniper Networks, Inc.	45,526	1,417,224
Total		34,254,180
Electronic Equipment, Instruments & Components 0.7%
Arrow Electronics, Inc.(a)	17,455	2,123,401
Avnet, Inc.	1,118	40,550
Corning, Inc.	265,277	9,839,124
Flex Ltd.(a)	112,637	1,926,093
IPG Photonics Corp.(a)	2,685	440,850
Jabil, Inc.	729	42,617

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2021	11

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
TD SYNNEX Corp.	5,786	598,620
TE Connectivity Ltd.	135,587	20,870,907
Teledyne Technologies, Inc.(a)	1,270	527,418
Trimble Navigation Ltd.(a)	23,401	2,009,444
Vontier Corp.	10,936	344,593
Total		38,763,617
IT Services 3.5%
Accenture PLC, Class A	65,709	23,484,396
Akamai Technologies, Inc.(a)	12,126	1,366,600
Amdocs Ltd.	45,328	3,164,801
Automatic Data Processing, Inc.	78,245	18,065,988
Black Knight, Inc.(a)	2,911	208,049
Cognizant Technology Solutions Corp., Class A	679,298	52,971,658
Concentrix Corp.	6,886	1,143,076
DXC Technology Co.(a)	28,903	866,801
Fidelity National Information Services, Inc.	333,792	34,881,264
Fiserv, Inc.(a)	53,944	5,206,675
FleetCor Technologies, Inc.(a)	1,282	265,541
Genpact Ltd.	4,407	212,726
Global Payments, Inc.	16,298	1,940,114
International Business Machines Corp.	115,836	13,564,396
Kyndryl Holdings, Inc.(a)	6,068	95,874
Visa, Inc., Class A	116,018	22,480,808
Total		179,918,767
Semiconductors & Semiconductor Equipment 5.2%
Analog Devices, Inc.	156,117	28,140,089
Broadcom, Inc.	67,297	37,261,003
First Solar, Inc.(a)	24,426	2,530,534
Intel Corp.	792,079	38,970,287
KLA Corp.	65,050	26,548,856
Lam Research Corp.	39,756	27,028,117
Marvell Technology, Inc.	71,240	5,070,151
Micron Technology, Inc.	208,863	17,544,492
MKS Instruments, Inc.	12,108	1,842,353
ON Semiconductor Corp.(a)	115,351	7,086,012
Qorvo, Inc.(a)	37,489	5,482,016
Skyworks Solutions, Inc.	22,853	3,465,886
Texas Instruments, Inc.	341,721	65,736,869
Total		266,706,665
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 1.5%
Dolby Laboratories, Inc., Class A	15,093	1,258,907
Microsoft Corp.	146,349	48,381,516
NortonLifeLock, Inc.	2,942	73,109
SS&C Technologies Holdings, Inc.	364,267	27,804,500
VMware, Inc., Class A	336	39,225
Total		77,557,257
Technology Hardware, Storage & Peripherals 0.3%
Dell Technologies, Inc.(a)	764	43,143
Hewlett Packard Enterprise Co.	401,247	5,757,894
HP, Inc.	42,384	1,495,308
Western Digital Corp.(a)	105,826	6,120,976
Xerox Holdings Corp.	3,170	58,391
Total		13,475,712
Total Information Technology		610,676,198
Materials 5.3%
Chemicals 2.8%
Air Products & Chemicals, Inc.	19,706	5,664,293
Albemarle Corp.	27,261	7,264,784
Celanese Corp., Class A	6,477	980,359
CF Industries Holdings, Inc.	73,957	4,481,055
Corteva, Inc.	80,469	3,621,105
Dow, Inc.	175,214	9,624,505
DuPont de Nemours, Inc.	40,727	3,012,169
Eastman Chemical Co.	46,835	4,884,422
FMC Corp.	2,259	226,329
International Flavors & Fragrances, Inc.	24,739	3,517,144
Linde PLC	195,968	62,345,260
LyondellBasell Industries NV, Class A	106,249	9,257,475
Mosaic Co. (The)	56,878	1,946,365
Olin Corp.	4,107	223,215
PPG Industries, Inc.	14,638	2,256,740
Sherwin-Williams Co. (The)	70,977	23,510,421
Valvoline, Inc.	30,622	1,043,292
Westlake Chemical Corp.	19,870	1,846,320
Total		145,705,253

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Value Strategies Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction Materials 0.3%
Martin Marietta Materials, Inc.	18,726	7,556,128
Vulcan Materials Co.	38,214	7,323,331
Total		14,879,459
Containers & Packaging 0.7%
Amcor PLC	446,698	5,056,621
AptarGroup, Inc.	457	54,653
Avery Dennison Corp.	39,255	8,050,023
Berry Global Group, Inc.(a)	875	60,419
Crown Holdings, Inc.	1,743	184,409
International Paper Co.	135,904	6,186,350
Packaging Corp. of America	67,817	8,856,222
Sonoco Products Co.	82,579	4,800,317
WestRock Co.	41,589	1,804,547
Total		35,053,561
Metals & Mining 1.5%
Alcoa Corp.	14,089	655,561
Arconic Corp.(a)	5,884	157,221
Cleveland-Cliffs, Inc.(a)	67,129	1,366,075
Freeport-McMoRan, Inc.	1,355,974	50,279,516
Newmont Corp.	126,338	6,938,483
Nucor Corp.	100,960	10,728,010
Reliance Steel & Aluminum Co.	20,889	3,104,732
Royal Gold, Inc.	3,882	388,316
Southern Copper Corp.	1,007	58,910
Steel Dynamics, Inc.	71,770	4,291,846
Total		77,968,670
Paper & Forest Products 0.0%
Sylvamo Corp.(a)	12,354	374,079
Total Materials		273,981,022
Real Estate 2.4%
Equity Real Estate Investment Trusts (REITS) 2.1%
AvalonBay Communities, Inc.	34,972	8,353,762
Crown Castle International Corp.	55,772	10,130,984
Digital Realty Trust, Inc.	88,286	14,809,093
Extra Space Storage, Inc.	55,249	11,049,800
Public Storage	78,234	25,612,247
Common Stocks (continued)
Issuer	Shares	Value ($)
SBA Communications Corp.	47,288	16,257,614
Weyerhaeuser Co.	627,172	23,587,939
Total		109,801,439
Real Estate Management & Development 0.3%
CBRE Group, Inc., Class A(a)	95,094	9,088,133
Howard Hughes Corporation(a)	723	59,279
Jones Lang LaSalle, Inc.(a)	14,090	3,309,882
Zillow Group, Inc., Class C(a)	10,447	566,959
Total		13,024,253
Total Real Estate		122,825,692
Utilities 1.9%
Electric Utilities 0.9%
American Electric Power Co., Inc.	98,928	8,018,115
Entergy Corp.	74,645	7,489,879
Eversource Energy	90,577	7,451,770
NextEra Energy, Inc.	146,226	12,689,492
NRG Energy, Inc.	42,608	1,534,740
Xcel Energy, Inc.	133,103	8,482,654
Total		45,666,650
Independent Power and Renewable Electricity Producers 0.0%
Vistra Corp.	71,947	1,430,307
Multi-Utilities 1.0%
Ameren Corp.	100,727	8,218,316
CMS Energy Corp.	108,281	6,372,337
Dominion Energy, Inc.	283,210	20,164,552
DTE Energy Co.	46,293	5,015,383
WEC Energy Group, Inc.	101,446	8,818,701
Total		48,589,289
Total Utilities		95,686,246
Total Common Stocks (Cost $3,695,318,442)		5,045,961,343

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2021	13

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.078%(b),(c)	79,366,692	79,358,756
Total Money Market Funds (Cost $79,358,756)		79,358,756
Total Investments in Securities (Cost: $3,774,677,198)		5,125,320,099
Other Assets & Liabilities, Net		9,609,133
Net Assets		5,134,929,232
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at November 30, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.078%
	57,947,148	282,742,715	(261,331,107)	—	79,358,756	—	31,216	79,366,692
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Value Strategies Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	397,244,742	—	—	397,244,742
Consumer Discretionary	488,572,611	—	—	488,572,611
Consumer Staples	395,063,506	—	—	395,063,506
Energy	281,624,136	88,685	—	281,712,821
Financials	1,044,500,945	—	—	1,044,500,945
Health Care	743,786,855	—	—	743,786,855
Industrials	591,910,705	—	—	591,910,705
Information Technology	610,676,198	—	—	610,676,198
Materials	273,981,022	—	—	273,981,022
Real Estate	122,825,692	—	—	122,825,692
Utilities	95,686,246	—	—	95,686,246
Total Common Stocks	5,045,872,658	88,685	—	5,045,961,343
Money Market Funds	79,358,756	—	—	79,358,756
Total Investments in Securities	5,125,231,414	88,685	—	5,125,320,099
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2021	15

Statement of Assets and Liabilities
November 30, 2021 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,695,318,442)	$5,045,961,343
Affiliated issuers (cost $79,358,756)	79,358,756
Receivable for:
Investments sold	8,381,902
Capital shares sold	6,031,508
Dividends	8,927,635
Foreign tax reclaims	153,221
Prepaid expenses	37,205
Total assets	5,148,851,570
Liabilities
Due to custodian	30,273
Payable for:
Investments purchased	9,441,607
Capital shares purchased	3,822,208
Management services fees	84,968
Transfer agent fees	313,087
Compensation of board members	157,474
Compensation of chief compliance officer	481
Other expenses	72,240
Total liabilities	13,922,338
Net assets applicable to outstanding capital stock	$5,134,929,232
Represented by
Paid in capital	3,398,603,718
Total distributable earnings (loss)	1,736,325,514
Total - representing net assets applicable to outstanding capital stock	$5,134,929,232
Institutional Class
Net assets	$5,134,926,185
Shares outstanding	291,557,611
Net asset value per share	$17.61
Institutional 3 Class
Net assets	$3,047
Shares outstanding	173
Net asset value per share(a)	$17.64

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Value Strategies Fund | Semiannual Report 2021

Statement of Operations
Six Months Ended November 30, 2021 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$50,366,179
Dividends — affiliated issuers	31,216
Total income	50,397,395
Expenses:
Management services fees	15,512,610
Transfer agent fees
Institutional Class	2,141,974
Compensation of board members	44,747
Custodian fees	21,335
Printing and postage fees	127,041
Registration fees	71,465
Audit fees	15,850
Legal fees	32,890
Interest on interfund lending	1,929
Compensation of chief compliance officer	481
Other	6,756
Total expenses	17,977,078
Net investment income	32,420,317
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	129,381,013
Futures contracts	70,690
Net realized gain	129,451,703
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(145,509,430)
Foreign currency translations	(9,099)
Net change in unrealized appreciation (depreciation)	(145,518,529)
Net realized and unrealized loss	(16,066,826)
Net increase in net assets resulting from operations	$16,353,491
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2021	17

Statement of Changes in Net Assets
	Six Months Ended November 30, 2021 (Unaudited)	Year Ended May 31, 2021
Operations
Net investment income	$32,420,317	$59,682,807
Net realized gain	129,451,703	342,171,899
Net change in unrealized appreciation (depreciation)	(145,518,529)	1,214,934,902
Net increase in net assets resulting from operations	16,353,491	1,616,789,608
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(30,576,750)	(101,861,244)
Institutional 3 Class	(19)	(65)
Total distributions to shareholders	(30,576,769)	(101,861,309)
Increase (decrease) in net assets from capital stock activity	93,432,052	(48,361,524)
Total increase in net assets	79,208,774	1,466,566,775
Net assets at beginning of period	5,055,720,458	3,589,153,683
Net assets at end of period	$5,134,929,232	$5,055,720,458

	Six Months Ended		Year Ended
	November 30, 2021 (Unaudited)		May 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Subscriptions	27,737,934	492,250,329	79,038,197	1,204,384,240
Distributions reinvested	1,749,601	30,576,750	7,038,500	101,861,244
Redemptions	(23,976,224)	(429,395,027)	(87,676,084)	(1,354,607,008)
Net increase (decrease)	5,511,311	93,432,052	(1,599,387)	(48,361,524)
Total net increase (decrease)	5,511,311	93,432,052	(1,599,387)	(48,361,524)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Value Strategies Fund | Semiannual Report 2021

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Multi-Manager Value Strategies Fund | Semiannual Report 2021	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional Class
Six Months Ended 11/30/2021 (Unaudited)	$17.67	0.11	(0.06)	0.05	(0.11)	—	(0.11)
Year Ended 5/31/2021	$12.48	0.21	5.34	5.55	(0.21)	(0.15)	(0.36)
Year Ended 5/31/2020	$12.83	0.24	(0.06)(e)	0.18	(0.23)	(0.30)	(0.53)
Year Ended 5/31/2019	$13.64	0.21	(0.02)(e)	0.19	(0.20)	(0.80)	(1.00)
Year Ended 5/31/2018	$12.97	0.20	1.15	1.35	(0.20)	(0.48)	(0.68)
Year Ended 5/31/2017(g)	$12.34	0.07	0.60	0.67	(0.04)	—	(0.04)
Institutional 3 Class
Six Months Ended 11/30/2021 (Unaudited)	$17.69	0.12	(0.06)	0.06	(0.11)	—	(0.11)
Year Ended 5/31/2021	$12.50	0.22	5.34	5.56	(0.22)	(0.15)	(0.37)
Year Ended 5/31/2020(h)	$14.47	0.11	(2.02)(e)	(1.91)	(0.06)	—	(0.06)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(h)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Value Strategies Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Six Months Ended 11/30/2021 (Unaudited)	$17.61	0.26%	0.69%(c),(d)	0.69%(c),(d)	1.23%(c)	8%	$5,134,926
Year Ended 5/31/2021	$17.67	45.16%	0.71%(d)	0.71%(d)	1.41%	29%	$5,055,717
Year Ended 5/31/2020	$12.48	1.07%	0.76%	0.74%	1.78%	19%	$3,589,152
Year Ended 5/31/2019	$12.83	1.62%	0.77%	0.77%	1.59%	20%	$2,849,432
Year Ended 5/31/2018	$13.64	10.41%	0.78%(f)	0.78%(f)	1.46%	21%	$3,137,590
Year Ended 5/31/2017(g)	$12.97	5.39%	0.82%(c)	0.82%(c)	1.43%(c)	97%	$2,471,575
Institutional 3 Class
Six Months Ended 11/30/2021 (Unaudited)	$17.64	0.36%	0.61%(c),(d)	0.61%(c),(d)	1.31%(c)	8%	$3
Year Ended 5/31/2021	$17.69	45.20%	0.63%(d)	0.63%(d)	1.49%	29%	$3
Year Ended 5/31/2020(h)	$12.50	(13.14%)	0.66%(c)	0.64%(c)	1.84%(c)	19%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2021	21

Notes to Financial Statements
November 30, 2021 (Unaudited)
Note 1. Organization
Multi-Manager Value Strategies Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
22	Multi-Manager Value Strategies Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA
Multi-Manager Value Strategies Fund | Semiannual Report 2021	23

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
24	Multi-Manager Value Strategies Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	70,690
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	268,768

*	Based on the ending daily outstanding amounts for the six months ended November 30, 2021.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Multi-Manager Value Strategies Fund | Semiannual Report 2021	25

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2021 was 0.59% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Diamond Hill Capital Management, Inc. and Dimensional Fund Advisors LP, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
26	Multi-Manager Value Strategies Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class. In addition, prior to October 1, 2021, Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.01% of the average daily net assets attributable to that share class.
For the six months ended November 30, 2021, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.08
Institutional 3 Class	0.01
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Multi-Manager Value Strategies Fund | Semiannual Report 2021	27

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2021 through September 30, 2022	Prior to October 1, 2021
Institutional Class	0.74%	0.74%
Institutional 3 Class	0.68	0.64
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment prior to October 1, 2021, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.01% for Institutional 3 Class of the average daily net assets attributable to that share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2021, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,774,677,000	1,442,282,000	(91,639,000)	1,350,643,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $500,066,171 and $423,532,420, respectively, for the six months ended November 30, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
28	Multi-Manager Value Strategies Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	16,533,333	0.70	6
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the six months ended November 30, 2021.
Multi-Manager Value Strategies Fund | Semiannual Report 2021	29

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Note 9. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At November 30, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
30	Multi-Manager Value Strategies Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Multi-Manager Value Strategies Fund | Semiannual Report 2021	31

 Approval of Management and SubadvisoryAgreements
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multi-Manager Value Strategies Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between the Investment Manager and each of Diamond Hill Capital Management, Inc. and Dimensional Fund Advisors LP (collectively, the Subadvisers), the Subadvisers perform portfolio management and related services for the Fund.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreements (together, the Advisory Agreements). The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of each of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadvisers under the Advisory Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
32	Multi-Manager Value Strategies Fund | Semiannual Report 2021

Approval of Management and Subadvisory
Agreements  (continued)

•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by the Investment Manager and the Subadvisers
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadvisers, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring each Subadviser), noting that no changes are proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
With respect to the Subadvisers, the Board observed that it had previously approved each Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns relating to the Fund have been reported. The Board also considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the Subadvisory Agreements. The Board took into account the Investment Manager’s representation that each Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the subadvisory oversight team and their significant resources added in recent years.
Multi-Manager Value Strategies Fund | Semiannual Report 2021	33

Approval of Management and Subadvisory
Agreements  (continued)

After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
Additionally, the Board reviewed the performance of each of the Subadvisers and the Investment Manager’s process for monitoring each Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminate the Subadviser.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally and the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements.
Comparative fees, costs of services provided and the profits realized by the Investment Manager, its affiliates and the Subadvisers from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed advisory fee rates charged by other comparable mutual funds employing each Subadviser to provide subadvisory services. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of each of the Management Agreement and the Subadvisory Agreements.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Board did not consider the profitability to each Subadviser from its relationship with the Fund. With respect to the profitability of the Investment Manager
34	Multi-Manager Value Strategies Fund | Semiannual Report 2021

Approval of Management and Subadvisory
Agreements  (continued)

and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had concluded that 2019 profitability was reasonable and that the 2021 information shows that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement and Subadvisory Agreements provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders. The Board also noted that the breakpoints in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and the Subadvisory Agreements. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
Multi-Manager Value Strategies Fund | Semiannual Report 2021	35

Multi-Manager Value Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR116_05_M01_(01/22)

SemiAnnual Report
November 30, 2021
Columbia Large Cap Value Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Large Cap Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Value Fund  |  Semiannual Report 2021

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.
Portfolio management
Hugh Mullin, CFA
Portfolio Manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2021)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/15/90	-2.56	19.73	10.90	11.92
	Including sales charges		-8.16	12.84	9.59	11.27
Advisor Class		12/11/06	-2.43	19.96	11.19	12.17
Class C	Excluding sales charges	06/26/00	-2.95	18.76	10.06	11.08
	Including sales charges		-3.92	17.76	10.06	11.08
Institutional Class		09/27/10	-2.44	19.98	11.18	12.19
Institutional 2 Class		12/11/06	-2.41	20.00	11.25	12.29
Institutional 3 Class*		11/08/12	-2.42	20.08	11.27	12.30
Class R		12/11/06	-2.70	19.36	10.64	11.64
Russell 1000 Value Index			-0.57	22.25	10.36	12.50
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Large Cap Value Fund | Semiannual Report 2021	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2021)
Common Stocks	97.5
Convertible Bonds	1.3
Money Market Funds	1.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2021)
Communication Services	5.5
Consumer Discretionary	6.2
Consumer Staples	7.2
Energy	6.1
Financials	22.1
Health Care	17.6
Industrials	10.4
Information Technology	13.1
Materials	4.0
Real Estate	4.2
Utilities	3.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Value Fund | Semiannual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2021 — November 30, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	974.40	1,020.54	4.88	4.99	0.97
Advisor Class	1,000.00	1,000.00	975.70	1,021.81	3.62	3.71	0.72
Class C	1,000.00	1,000.00	970.50	1,016.71	8.64	8.84	1.72
Institutional Class	1,000.00	1,000.00	975.60	1,021.81	3.62	3.71	0.72
Institutional 2 Class	1,000.00	1,000.00	975.90	1,022.01	3.42	3.50	0.68
Institutional 3 Class	1,000.00	1,000.00	975.80	1,022.17	3.27	3.35	0.65
Class R	1,000.00	1,000.00	973.00	1,019.26	6.13	6.28	1.22
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Large Cap Value Fund | Semiannual Report 2021	5

Portfolio of Investments
November 30, 2021 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.3%
Issuer	Shares	Value ($)
Communication Services 5.3%
Diversified Telecommunication Services 1.1%
AT&T, Inc.	1,345,500	30,717,765
Media 2.9%
Comcast Corp., Class A	1,245,900	62,270,082
DISH Network Corp., Class A(a)	474,345	14,823,281
Total		77,093,363
Wireless Telecommunication Services 1.3%
T-Mobile USA, Inc.(a)	313,800	34,144,578
Total Communication Services		141,955,706
Consumer Discretionary 6.0%
Hotels, Restaurants & Leisure 2.0%
Darden Restaurants, Inc.	212,300	29,286,785
Las Vegas Sands Corp.(a)	688,600	24,527,932
Total		53,814,717
Household Durables 1.3%
Toll Brothers, Inc.	522,800	33,182,116
Specialty Retail 1.6%
Gap, Inc. (The)	844,800	13,964,544
Home Depot, Inc. (The)	74,150	29,705,232
Total		43,669,776
Textiles, Apparel & Luxury Goods 1.1%
Levi Strauss & Co., Class A	1,148,300	29,362,031
Total Consumer Discretionary		160,028,640
Consumer Staples 7.0%
Beverages 1.4%
Coca-Cola Co. (The)	680,500	35,692,225
Food & Staples Retailing 1.9%
Walmart, Inc.	363,113	51,064,581
Household Products 2.1%
Procter & Gamble Co. (The)	387,400	56,010,292
Tobacco 1.6%
Philip Morris International, Inc.	497,500	42,755,150
Total Consumer Staples		185,522,248
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 5.9%
Oil, Gas & Consumable Fuels 5.9%
Chevron Corp.	284,600	32,122,802
ConocoPhillips Co.	679,300	47,639,309
EOG Resources, Inc.	509,000	44,283,000
Valero Energy Corp.	507,600	33,978,744
Total		158,023,855
Total Energy		158,023,855
Financials 21.5%
Banks 10.4%
Bank of America Corp.	1,989,443	88,470,530
JPMorgan Chase & Co.	609,100	96,743,353
PNC Financial Services Group, Inc. (The)	237,301	46,748,297
Truist Financial Corp.	746,500	44,274,915
Total		276,237,095
Capital Markets 5.1%
Bank of New York Mellon Corp. (The)	764,600	41,892,434
Intercontinental Exchange, Inc.	289,500	37,843,440
Morgan Stanley	585,700	55,536,074
Total		135,271,948
Diversified Financial Services 2.0%
Berkshire Hathaway, Inc., Class B(a)	196,238	54,297,092
Insurance 4.0%
Allstate Corp. (The)	250,424	27,226,098
Chubb Ltd.	224,800	40,344,856
Lincoln National Corp.	200,000	13,266,000
Marsh & McLennan Companies, Inc.	149,300	24,488,186
Total		105,325,140
Total Financials		571,131,275
Health Care 17.2%
Biotechnology 2.1%
BioMarin Pharmaceutical, Inc.(a)	123,500	10,656,815
Vertex Pharmaceuticals, Inc.(a)	238,600	44,603,884
Total		55,260,699
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Large Cap Value Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 3.0%
Becton Dickinson and Co.	137,300	32,559,322
Medtronic PLC	444,900	47,470,830
Total		80,030,152
Health Care Providers & Services 4.5%
Anthem, Inc.	98,600	40,054,278
Cigna Corp.	233,100	44,731,890
CVS Health Corp.	388,566	34,605,688
Total		119,391,856
Life Sciences Tools & Services 1.1%
Syneos Health, Inc.(a)	295,200	28,681,632
Pharmaceuticals 6.5%
Bristol-Myers Squibb Co.	807,300	43,295,499
Johnson & Johnson	511,900	79,820,567
Merck & Co., Inc.	658,000	49,290,780
Total		172,406,846
Total Health Care		455,771,185
Industrials 10.1%
Aerospace & Defense 1.1%
Northrop Grumman Corp.	82,000	28,601,600
Air Freight & Logistics 1.3%
FedEx Corp.	145,100	33,426,687
Airlines 0.9%
Alaska Air Group, Inc.(a)	476,600	23,148,462
Building Products 1.1%
Trane Technologies PLC	156,400	29,192,060
Electrical Equipment 1.3%
Eaton Corp. PLC	217,452	35,240,271
Machinery 3.2%
AGCO Corp.	258,700	28,511,327
Ingersoll Rand, Inc.	421,763	24,605,653
Stanley Black & Decker, Inc.	190,400	33,274,304
Total		86,391,284
Road & Rail 1.2%
Norfolk Southern Corp.	124,940	33,142,834
Total Industrials		269,143,198
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 12.8%
Communications Equipment 2.2%
Cisco Systems, Inc.	1,065,600	58,437,504
IT Services 2.1%
Fiserv, Inc.(a)	356,700	34,428,684
MasterCard, Inc., Class A	70,800	22,296,336
Total		56,725,020
Semiconductors & Semiconductor Equipment 4.6%
Broadcom, Inc.	57,437	31,801,718
GlobalFoundries, Inc.(a)	625,000	43,275,000
Lam Research Corp.	68,000	46,229,800
Total		121,306,518
Software 1.7%
Aspen Technology, Inc.(a)	107,500	15,590,725
Microsoft Corp.	92,100	30,447,339
Total		46,038,064
Technology Hardware, Storage & Peripherals 2.2%
Apple, Inc.	169,100	27,952,230
Western Digital Corp.(a)	503,000	29,093,520
Total		57,045,750
Total Information Technology		339,552,856
Materials 3.9%
Chemicals 2.6%
Albemarle Corp.	98,658	26,291,370
Eastman Chemical Co.	274,800	28,658,892
Linde PLC	48,300	15,366,162
Total		70,316,424
Metals & Mining 1.3%
Freeport-McMoRan, Inc.	908,862	33,700,603
Total Materials		104,017,027
Real Estate 4.1%
Equity Real Estate Investment Trusts (REITS) 4.1%
American Tower Corp.	152,916	40,137,392
Duke Realty Corp.	608,971	35,521,279
Welltower, Inc.	421,386	33,550,753
Total		109,209,424
Total Real Estate		109,209,424

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2021	7

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 3.5%
Electric Utilities 1.2%
Xcel Energy, Inc.	480,508	30,622,775
Multi-Utilities 2.3%
Ameren Corp.	376,081	30,684,449
DTE Energy Co.	283,600	30,725,224
Total		61,409,673
Total Utilities		92,032,448
Total Common Stocks (Cost $1,746,719,736)		2,586,387,862

Convertible Bonds 1.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.4%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	11,987,000	11,049,041
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.9%
Lyft, Inc.
05/15/2025	1.500%	16,996,000	21,720,888
Total Convertible Bonds (Cost $28,955,283)			32,769,929

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.078%(b),(c)	32,754,764	32,751,489
Total Money Market Funds (Cost $32,751,489)		32,751,489
Total Investments in Securities (Cost: $1,808,426,508)		2,651,909,280
Other Assets & Liabilities, Net		5,965,143
Net Assets		2,657,874,423

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at November 30, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.078%
	31,165,992	120,728,281	(119,142,784)	—	32,751,489	—	9,594	32,754,764
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Value Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	141,955,706	—	—	141,955,706
Consumer Discretionary	160,028,640	—	—	160,028,640
Consumer Staples	185,522,248	—	—	185,522,248
Energy	158,023,855	—	—	158,023,855
Financials	571,131,275	—	—	571,131,275
Health Care	455,771,185	—	—	455,771,185
Industrials	269,143,198	—	—	269,143,198
Information Technology	339,552,856	—	—	339,552,856
Materials	104,017,027	—	—	104,017,027
Real Estate	109,209,424	—	—	109,209,424
Utilities	92,032,448	—	—	92,032,448
Total Common Stocks	2,586,387,862	—	—	2,586,387,862
Convertible Bonds	—	32,769,929	—	32,769,929
Money Market Funds	32,751,489	—	—	32,751,489
Total Investments in Securities	2,619,139,351	32,769,929	—	2,651,909,280
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2021	9

Statement of Assets and Liabilities
November 30, 2021 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,775,675,019)	$2,619,157,791
Affiliated issuers (cost $32,751,489)	32,751,489
Receivable for:
Investments sold	12,458,528
Capital shares sold	618,489
Dividends	2,980,935
Interest	130,451
Foreign tax reclaims	41,316
Prepaid expenses	24,073
Other assets	11,511
Total assets	2,668,174,583
Liabilities
Due to custodian	41,316
Payable for:
Investments purchased	8,019,102
Capital shares purchased	1,637,864
Management services fees	46,650
Distribution and/or service fees	12,546
Transfer agent fees	156,908
Compensation of board members	333,550
Compensation of chief compliance officer	256
Other expenses	51,968
Total liabilities	10,300,160
Net assets applicable to outstanding capital stock	$2,657,874,423
Represented by
Paid in capital	1,590,814,270
Total distributable earnings (loss)	1,067,060,153
Total - representing net assets applicable to outstanding capital stock	$2,657,874,423
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Value Fund | Semiannual Report 2021

Statement of Assets and Liabilities  (continued)
November 30, 2021 (Unaudited)
Class A
Net assets	$1,731,439,689
Shares outstanding	102,752,172
Net asset value per share	$16.85
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$17.88
Advisor Class
Net assets	$40,488,125
Shares outstanding	2,404,208
Net asset value per share	$16.84
Class C
Net assets	$12,360,097
Shares outstanding	735,956
Net asset value per share	$16.79
Institutional Class
Net assets	$220,524,673
Shares outstanding	13,109,061
Net asset value per share	$16.82
Institutional 2 Class
Net assets	$30,327,896
Shares outstanding	1,799,939
Net asset value per share	$16.85
Institutional 3 Class
Net assets	$619,799,691
Shares outstanding	36,324,768
Net asset value per share	$17.06
Class R
Net assets	$2,934,252
Shares outstanding	175,482
Net asset value per share	$16.72
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2021	11

Statement of Operations
Six Months Ended November 30, 2021 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$27,616,372
Dividends — affiliated issuers	9,594
Interest	334,662
Total income	27,960,628
Expenses:
Management services fees	8,775,582
Distribution and/or service fees
Class A	2,298,076
Class C	65,525
Class R	7,904
Transfer agent fees
Class A	742,930
Advisor Class	17,412
Class C	5,296
Institutional Class	92,539
Institutional 2 Class	6,477
Institutional 3 Class	17,598
Class R	1,277
Compensation of board members	43,962
Custodian fees	7,512
Printing and postage fees	59,807
Registration fees	56,644
Audit fees	14,943
Legal fees	20,209
Compensation of chief compliance officer	256
Other	13,015
Total expenses	12,246,964
Expense reduction	(40)
Total net expenses	12,246,924
Net investment income	15,713,704
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	168,250,893
Net realized gain	168,250,893
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(252,799,488)
Net change in unrealized appreciation (depreciation)	(252,799,488)
Net realized and unrealized loss	(84,548,595)
Net decrease in net assets resulting from operations	$(68,834,891)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Value Fund | Semiannual Report 2021

Statement of Changes in Net Assets
	Six Months Ended November 30, 2021 (Unaudited)	Year Ended May 31, 2021
Operations
Net investment income	$15,713,704	$27,823,189
Net realized gain	168,250,893	85,805,843
Net change in unrealized appreciation (depreciation)	(252,799,488)	728,072,312
Net increase (decrease) in net assets resulting from operations	(68,834,891)	841,701,344
Distributions to shareholders
Net investment income and net realized gains
Class A	(9,809,170)	(21,349,285)
Advisor Class	(282,208)	(540,952)
Class C	(21,716)	(117,494)
Institutional Class	(1,496,817)	(2,508,417)
Institutional 2 Class	(204,730)	(357,200)
Institutional 3 Class	(4,495,892)	(2,883,504)
Class R	(13,173)	(29,617)
Total distributions to shareholders	(16,323,706)	(27,786,469)
Increase (decrease) in net assets from capital stock activity	(67,071,418)	359,233,147
Total increase (decrease) in net assets	(152,230,015)	1,173,148,022
Net assets at beginning of period	2,810,104,438	1,636,956,416
Net assets at end of period	$2,657,874,423	$2,810,104,438
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2021	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2021 (Unaudited)		May 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,344,486	23,123,591	3,242,162	47,775,587
Distributions reinvested	588,940	9,738,552	1,562,547	21,205,338
Redemptions	(5,535,516)	(95,257,729)	(17,368,965)	(241,756,304)
Net decrease	(3,602,090)	(62,395,586)	(12,564,256)	(172,775,379)
Advisor Class
Subscriptions	180,233	3,090,628	548,904	8,140,246
Distributions reinvested	16,959	280,095	39,630	539,038
Redemptions	(261,592)	(4,527,134)	(653,497)	(9,034,745)
Net decrease	(64,400)	(1,156,411)	(64,963)	(355,461)
Class C
Subscriptions	61,396	1,056,067	129,843	1,930,302
Distributions reinvested	1,313	21,673	8,718	114,905
Redemptions	(97,500)	(1,670,377)	(871,721)	(12,590,364)
Net decrease	(34,791)	(592,637)	(733,160)	(10,545,157)
Institutional Class
Subscriptions	1,263,902	21,702,612	5,563,063	81,537,117
Distributions reinvested	90,430	1,492,165	182,563	2,499,905
Redemptions	(1,176,700)	(20,248,424)	(3,996,584)	(55,485,421)
Net increase	177,632	2,946,353	1,749,042	28,551,601
Institutional 2 Class
Subscriptions	327,066	5,650,416	594,993	8,733,199
Distributions reinvested	12,388	204,730	26,169	356,925
Redemptions	(168,132)	(2,900,523)	(534,790)	(7,648,614)
Net increase	171,322	2,954,623	86,372	1,441,510
Institutional 3 Class
Subscriptions	210,586	3,649,646	40,488,544	576,516,812
Distributions reinvested	268,618	4,495,452	183,917	2,883,461
Redemptions	(957,911)	(16,842,278)	(4,143,648)	(66,296,070)
Net increase (decrease)	(478,707)	(8,697,180)	36,528,813	513,104,203
Class R
Subscriptions	15,768	269,696	75,902	1,098,094
Distributions reinvested	803	13,173	2,194	29,607
Redemptions	(24,267)	(413,449)	(93,604)	(1,315,871)
Net decrease	(7,696)	(130,580)	(15,508)	(188,170)
Total net increase (decrease)	(3,838,730)	(67,071,418)	24,986,340	359,233,147
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Value Fund | Semiannual Report 2021

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Columbia Large Cap Value Fund | Semiannual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2021 (Unaudited)	$17.39	0.09	(0.54)	(0.45)	(0.09)	—	(0.09)
Year Ended 5/31/2021	$12.02	0.18	5.38	5.56	(0.19)	—	(0.19)
Year Ended 5/31/2020	$12.66	0.22	(0.05)	0.17	(0.21)	(0.60)	(0.81)
Year Ended 5/31/2019	$14.04	0.20	(0.16)	0.04	(0.19)	(1.23)	(1.42)
Year Ended 5/31/2018	$13.92	0.17	0.94	1.11	(0.16)	(0.83)	(0.99)
Year Ended 5/31/2017	$12.35	0.18	1.79	1.97	(0.17)	(0.23)	(0.40)
Advisor Class
Six Months Ended 11/30/2021 (Unaudited)	$17.38	0.11	(0.54)	(0.43)	(0.11)	—	(0.11)
Year Ended 5/31/2021	$12.02	0.21	5.37	5.58	(0.22)	—	(0.22)
Year Ended 5/31/2020	$12.66	0.25	(0.05)	0.20	(0.24)	(0.60)	(0.84)
Year Ended 5/31/2019	$14.03	0.24	(0.15)	0.09	(0.23)	(1.23)	(1.46)
Year Ended 5/31/2018	$13.91	0.21	0.94	1.15	(0.20)	(0.83)	(1.03)
Year Ended 5/31/2017	$12.35	0.21	1.79	2.00	(0.21)	(0.23)	(0.44)
Class C
Six Months Ended 11/30/2021 (Unaudited)	$17.33	0.02	(0.53)	(0.51)	(0.03)	—	(0.03)
Year Ended 5/31/2021	$11.99	0.07	5.36	5.43	(0.09)	—	(0.09)
Year Ended 5/31/2020	$12.62	0.12	(0.05)	0.07	(0.10)	(0.60)	(0.70)
Year Ended 5/31/2019	$13.99	0.10	(0.15)	(0.05)	(0.09)	(1.23)	(1.32)
Year Ended 5/31/2018	$13.88	0.06	0.93	0.99	(0.05)	(0.83)	(0.88)
Year Ended 5/31/2017	$12.32	0.08	1.79	1.87	(0.08)	(0.23)	(0.31)
Institutional Class
Six Months Ended 11/30/2021 (Unaudited)	$17.36	0.11	(0.54)	(0.43)	(0.11)	—	(0.11)
Year Ended 5/31/2021	$12.00	0.21	5.37	5.58	(0.22)	—	(0.22)
Year Ended 5/31/2020	$12.65	0.25	(0.06)	0.19	(0.24)	(0.60)	(0.84)
Year Ended 5/31/2019	$14.02	0.24	(0.15)	0.09	(0.23)	(1.23)	(1.46)
Year Ended 5/31/2018	$13.90	0.20	0.95	1.15	(0.20)	(0.83)	(1.03)
Year Ended 5/31/2017	$12.34	0.20	1.80	2.00	(0.21)	(0.23)	(0.44)
Institutional 2 Class
Six Months Ended 11/30/2021 (Unaudited)	$17.39	0.11	(0.53)	(0.42)	(0.12)	—	(0.12)
Year Ended 5/31/2021	$12.03	0.22	5.37	5.59	(0.23)	—	(0.23)
Year Ended 5/31/2020	$12.67	0.25	(0.04)	0.21	(0.25)	(0.60)	(0.85)
Year Ended 5/31/2019	$14.04	0.25	(0.15)	0.10	(0.24)	(1.23)	(1.47)
Year Ended 5/31/2018	$13.93	0.21	0.93	1.14	(0.20)	(0.83)	(1.03)
Year Ended 5/31/2017	$12.36	0.22	1.80	2.02	(0.22)	(0.23)	(0.45)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Value Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2021 (Unaudited)	$16.85	(2.56%)	0.97%(c)	0.97%(c),(d)	1.02%(c)	13%	$1,731,440
Year Ended 5/31/2021	$17.39	46.70%	1.01%	1.01%(d)	1.25%	27%	$1,849,691
Year Ended 5/31/2020	$12.02	0.73%	1.02%	1.02%(d)	1.64%	15%	$1,429,986
Year Ended 5/31/2019	$12.66	0.62%	1.02%	1.02%(d)	1.49%	23%	$1,621,964
Year Ended 5/31/2018	$14.04	7.82%	1.01%	1.01%(d)	1.17%	21%	$1,836,324
Year Ended 5/31/2017	$13.92	16.17%	1.03%	1.03%(d)	1.40%	31%	$1,986,051
Advisor Class
Six Months Ended 11/30/2021 (Unaudited)	$16.84	(2.43%)	0.72%(c)	0.72%(c),(d)	1.27%(c)	13%	$40,488
Year Ended 5/31/2021	$17.38	46.97%	0.76%	0.76%(d)	1.50%	27%	$42,909
Year Ended 5/31/2020	$12.02	1.01%	0.77%	0.77%(d)	1.89%	15%	$30,446
Year Ended 5/31/2019	$12.66	0.95%	0.77%	0.77%(d)	1.74%	23%	$33,903
Year Ended 5/31/2018	$14.03	8.10%	0.77%	0.77%(d)	1.50%	21%	$42,087
Year Ended 5/31/2017	$13.91	16.37%	0.78%	0.78%(d)	1.63%	31%	$9,409
Class C
Six Months Ended 11/30/2021 (Unaudited)	$16.79	(2.95%)	1.72%(c)	1.72%(c),(d)	0.27%(c)	13%	$12,360
Year Ended 5/31/2021	$17.33	45.52%	1.76%	1.76%(d)	0.52%	27%	$13,359
Year Ended 5/31/2020	$11.99	(0.03%)	1.77%	1.77%(d)	0.89%	15%	$18,031
Year Ended 5/31/2019	$12.62	(0.06%)	1.76%	1.76%(d)	0.74%	23%	$23,646
Year Ended 5/31/2018	$13.99	6.96%	1.76%	1.76%(d)	0.41%	21%	$57,445
Year Ended 5/31/2017	$13.88	15.28%	1.78%	1.78%(d)	0.64%	31%	$66,229
Institutional Class
Six Months Ended 11/30/2021 (Unaudited)	$16.82	(2.44%)	0.72%(c)	0.72%(c),(d)	1.27%(c)	13%	$220,525
Year Ended 5/31/2021	$17.36	47.04%	0.76%	0.76%(d)	1.49%	27%	$224,531
Year Ended 5/31/2020	$12.00	0.93%	0.77%	0.77%(d)	1.89%	15%	$134,233
Year Ended 5/31/2019	$12.65	0.96%	0.77%	0.77%(d)	1.74%	23%	$159,448
Year Ended 5/31/2018	$14.02	8.10%	0.76%	0.76%(d)	1.42%	21%	$193,314
Year Ended 5/31/2017	$13.90	16.38%	0.79%	0.79%(d)	1.52%	31%	$210,649
Institutional 2 Class
Six Months Ended 11/30/2021 (Unaudited)	$16.85	(2.41%)	0.68%(c)	0.68%(c)	1.30%(c)	13%	$30,328
Year Ended 5/31/2021	$17.39	47.01%	0.71%	0.71%	1.54%	27%	$28,324
Year Ended 5/31/2020	$12.03	1.08%	0.71%	0.71%	1.95%	15%	$18,546
Year Ended 5/31/2019	$12.67	1.02%	0.70%	0.70%	1.82%	23%	$16,474
Year Ended 5/31/2018	$14.04	8.08%	0.71%	0.71%	1.47%	21%	$39,230
Year Ended 5/31/2017	$13.93	16.53%	0.71%	0.71%	1.70%	31%	$38,168
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2021	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2021 (Unaudited)	$17.61	0.12	(0.55)	(0.43)	(0.12)	—	(0.12)
Year Ended 5/31/2021	$12.17	0.24	5.43	5.67	(0.23)	—	(0.23)
Year Ended 5/31/2020	$12.82	0.26	(0.06)	0.20	(0.25)	(0.60)	(0.85)
Year Ended 5/31/2019	$14.19	0.25	(0.15)	0.10	(0.24)	(1.23)	(1.47)
Year Ended 5/31/2018	$14.06	0.23	0.94	1.17	(0.21)	(0.83)	(1.04)
Year Ended 5/31/2017	$12.47	0.24	1.80	2.04	(0.22)	(0.23)	(0.45)
Class R
Six Months Ended 11/30/2021 (Unaudited)	$17.26	0.07	(0.54)	(0.47)	(0.07)	—	(0.07)
Year Ended 5/31/2021	$11.93	0.14	5.35	5.49	(0.16)	—	(0.16)
Year Ended 5/31/2020	$12.57	0.18	(0.05)	0.13	(0.17)	(0.60)	(0.77)
Year Ended 5/31/2019	$13.95	0.17	(0.16)	0.01	(0.16)	(1.23)	(1.39)
Year Ended 5/31/2018	$13.83	0.13	0.94	1.07	(0.12)	(0.83)	(0.95)
Year Ended 5/31/2017	$12.28	0.15	1.77	1.92	(0.14)	(0.23)	(0.37)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Value Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2021 (Unaudited)	$17.06	(2.42%)	0.65%(c)	0.65%(c)	1.34%(c)	13%	$619,800
Year Ended 5/31/2021	$17.61	47.16%	0.66%	0.66%	1.54%	27%	$648,129
Year Ended 5/31/2020	$12.17	1.01%	0.69%	0.69%	1.97%	15%	$3,344
Year Ended 5/31/2019	$12.82	1.03%	0.69%	0.69%	1.82%	23%	$2,746
Year Ended 5/31/2018	$14.19	8.18%	0.69%	0.68%	1.56%	21%	$3,281
Year Ended 5/31/2017	$14.06	16.60%	0.67%	0.67%	1.87%	31%	$747
Class R
Six Months Ended 11/30/2021 (Unaudited)	$16.72	(2.70%)	1.22%(c)	1.22%(c),(d)	0.77%(c)	13%	$2,934
Year Ended 5/31/2021	$17.26	46.37%	1.26%	1.26%(d)	1.00%	27%	$3,161
Year Ended 5/31/2020	$11.93	0.45%	1.27%	1.27%(d)	1.38%	15%	$2,371
Year Ended 5/31/2019	$12.57	0.37%	1.27%	1.27%(d)	1.24%	23%	$3,574
Year Ended 5/31/2018	$13.95	7.61%	1.26%	1.26%(d)	0.91%	21%	$4,510
Year Ended 5/31/2017	$13.83	15.82%	1.28%	1.28%(d)	1.15%	31%	$5,689
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2021	19

Notes to Financial Statements
November 30, 2021 (Unaudited)
Note 1. Organization
Columbia Large Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The
20	Columbia Large Cap Value Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Large Cap Value Fund | Semiannual Report 2021	21

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2021 was 0.62% of the Fund’s average daily net assets.
22	Columbia Large Cap Value Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2021, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.08
Advisor Class	0.08
Class C	0.08
Institutional Class	0.08
Institutional 2 Class	0.04
Institutional 3 Class	0.01
Class R	0.08
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2021, these minimum account balance fees reduced total expenses of the Fund by $40.
Columbia Large Cap Value Fund | Semiannual Report 2021	23

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $596,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	198,551
Class C	—	1.00(b)	174

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2021 through September 30, 2022	Prior to October 1, 2021
Class A	1.08%	1.08%
Advisor Class	0.83	0.83
Class C	1.83	1.83
Institutional Class	0.83	0.83
Institutional 2 Class	0.79	0.76
Institutional 3 Class	0.76	0.74
Class R	1.33	1.33
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
24	Columbia Large Cap Value Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2021, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,808,427,000	910,569,000	(67,087,000)	843,482,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $352,243,192 and $425,112,526, respectively, for the six months ended November 30, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2021.
Columbia Large Cap Value Fund | Semiannual Report 2021	25

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the six months ended November 30, 2021.
Note 9. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by
26	Columbia Large Cap Value Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At November 30, 2021, affiliated shareholders of record owned 86.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Large Cap Value Fund | Semiannual Report 2021	27

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Large Cap Value Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
28	Columbia Large Cap Value Fund | Semiannual Report 2021

Approval of Management Agreement  (continued)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Large Cap Value Fund | Semiannual Report 2021	29

Approval of Management Agreement  (continued)

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
30	Columbia Large Cap Value Fund | Semiannual Report 2021

Approval of Management Agreement  (continued)

On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Large Cap Value Fund | Semiannual Report 2021	31

Columbia Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR138_05_M01_(01/22)

SemiAnnual Report
November 30, 2021
Columbia Seligman Technology and Information Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Seligman Technology and Information Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Seligman Technology and Information Fund  |  Semiannual Report 2021

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with capital gain.
Portfolio management
Paul Wick
Lead Portfolio Manager
Managed Fund since 1990
Shekhar Pramanick
Technology Team Member
Managed Fund since 2013
Sanjay Devgan
Technology Team Member
Managed Fund since 2013
Jeetil Patel
Technology Team Member
Managed Fund since 2015
Vimal Patel
Technology Team Member
Managed Fund since 2018
Israel Hernandez
Technology Team Member
Managed Fund since March 2021
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2021)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/23/83	13.04	43.13	29.48	22.26
	Including sales charges		6.54	34.90	27.96	21.54
Advisor Class		08/03/09	13.18	43.48	29.81	22.52
Class C	Excluding sales charges	05/27/99	12.59	42.05	28.51	21.35
	Including sales charges		11.59	41.05	28.51	21.35
Institutional Class		09/27/10	13.18	43.48	29.80	22.56
Institutional 2 Class		11/30/01	13.20	43.52	29.86	22.67
Institutional 3 Class*		03/01/17	13.22	43.60	29.90	22.46
Class R		04/30/03	12.88	42.76	29.16	21.95
S&P North American Technology Sector Index			14.67	30.22	29.92	23.16
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P North American Technology Sector Index is an unmanaged modified capitalization-weighted index based on a universe of technology-related stocks.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Seligman Technology and Information Fund | Semiannual Report 2021	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2021)
Common Stocks	99.9
Corporate Bonds & Notes	0.0(a)
Money Market Funds	0.1
Preferred Stocks	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2021)
Communication Services	9.4
Consumer Discretionary	2.3
Financials	0.0(a)
Health Care	0.2
Industrials	2.4
Information Technology	85.7
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at November 30, 2021)
Information Technology
Application Software	8.4
Communications Equipment	5.5
Data Processing & Outsourced Services	3.8
Electronic Equipment & Instruments	1.3
Internet Services & Infrastructure	1.3
IT Consulting & Other Services	0.9
Semiconductor Equipment	15.6
Semiconductors	24.0
Systems Software	12.9
Technology Hardware, Storage & Peripherals	12.0
Total	85.7
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Seligman Technology and Information Fund | Semiannual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2021 — November 30, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,130.40	1,019.52	6.35	6.02	1.17
Advisor Class	1,000.00	1,000.00	1,131.80	1,020.74	5.05	4.79	0.93
Class C	1,000.00	1,000.00	1,125.90	1,015.70	10.40	9.86	1.92
Institutional Class	1,000.00	1,000.00	1,131.80	1,020.79	5.00	4.74	0.92
Institutional 2 Class	1,000.00	1,000.00	1,132.00	1,020.94	4.83	4.58	0.89
Institutional 3 Class	1,000.00	1,000.00	1,132.20	1,021.20	4.56	4.33	0.84
Class R	1,000.00	1,000.00	1,128.80	1,018.24	7.70	7.30	1.42
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Seligman Technology and Information Fund | Semiannual Report 2021	5

Portfolio of Investments
November 30, 2021 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.7%
Issuer	Shares	Value ($)
Communication Services 9.4%
Broadcasting 1.7%
Discovery, Inc., Class C(a)	2,591,142	58,844,835
Fox Corp., Class A	3,726,100	133,059,031
Total Broadcasting		191,903,866
Cable & Satellite 0.4%
Comcast Corp., Class A	1,020,325	50,995,843
Total Cable & Satellite		50,995,843
Interactive Home Entertainment 0.8%
Activision Blizzard, Inc.	1,574,681	92,276,307
Total Interactive Home Entertainment		92,276,307
Interactive Media & Services 6.4%
Alphabet, Inc., Class A(a)	150,304	426,555,237
Alphabet, Inc., Class C(a)	104,988	299,115,011
Twitter, Inc.(a)	462,900	20,339,826
Total Interactive Media & Services		746,010,074
Wireless Telecommunication Services 0.1%
T-Mobile USA, Inc.(a)	69,200	7,529,652
Total Wireless Telecommunication Services		7,529,652
Total Communication Services		1,088,715,742
Consumer Discretionary 2.3%
Education Services 0.1%
Udemy, Inc.(a)	394,856	10,854,591
Total Education Services		10,854,591
Internet & Direct Marketing Retail 2.2%
eBay, Inc.	3,819,524	257,665,089
Total Internet & Direct Marketing Retail		257,665,089
Total Consumer Discretionary		268,519,680
Health Care 0.2%
Biotechnology 0.2%
Apnimed, Inc.(a),(b),(c),(d)	1,127,586	9,999,996
Eiger BioPharmaceuticals, Inc.(a),(e)	1,760,550	10,827,383
Total Biotechnology		20,827,379
Total Health Care		20,827,379
Industrials 2.4%
Common Stocks (continued)
Issuer	Shares	Value ($)
Heavy Electrical Equipment 2.1%
Bloom Energy Corp., Class A(a),(e)	8,961,648	246,266,087
Total Heavy Electrical Equipment		246,266,087
Human Resource & Employment Services 0.3%
HireRight Holdings Corp.(a)	1,587,092	29,456,428
Total Human Resource & Employment Services		29,456,428
Total Industrials		275,722,515
Information Technology 85.4%
Application Software 8.4%
Cerence, Inc.(a)	1,453,924	109,306,006
Cognyte Software Ltd.(a)	647,310	13,185,705
Dropbox, Inc., Class A(a)	9,002,509	221,551,746
Enfusion, Inc., Class A(a)	1,041,302	20,159,607
Intapp, Inc.(a)	428,546	11,737,875
Salesforce.com, Inc.(a)	398,351	113,514,101
Splunk, Inc.(a)	148,500	17,968,500
Synopsys, Inc.(a)	1,148,490	391,635,090
Verint Systems, Inc.(a)	678,010	32,266,496
Zendesk, Inc.(a)	387,000	39,516,570
Total Application Software		970,841,696
Communications Equipment 5.5%
Arista Networks, Inc.(a)	619,228	76,821,426
Cisco Systems, Inc.	1,107,800	60,751,752
F5, Inc.(a)	797,600	181,517,808
Lumentum Holdings, Inc.(a)	1,609,000	139,612,930
Plantronics, Inc.(a),(e)	4,120,530	105,155,925
Telefonaktiebolaget LM Ericsson, ADR	7,335,500	73,355,000
Total Communications Equipment		637,214,841
Data Processing & Outsourced Services 3.8%
Fidelity National Information Services, Inc.	810,000	84,645,000
Fiserv, Inc.(a)	972,044	93,821,687
Pagseguro Digital Ltd., Class A(a)	1,307,975	33,431,841
Visa, Inc., Class A	1,200,525	232,625,729
Total Data Processing & Outsourced Services		444,524,257
Electronic Equipment & Instruments 1.3%
Advanced Energy Industries, Inc.	1,667,939	146,261,571
Total Electronic Equipment & Instruments		146,261,571
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Seligman Technology and Information Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet Services & Infrastructure 1.3%
GoDaddy, Inc., Class A(a)	2,101,930	147,492,428
Total Internet Services & Infrastructure		147,492,428
IT Consulting & Other Services 0.9%
DXC Technology Co.(a)	1,399,900	41,983,001
Thoughtworks Holding, Inc.(a)	1,964,604	57,366,437
Total IT Consulting & Other Services		99,349,438
Semiconductor Equipment 15.5%
Applied Materials, Inc.	2,822,281	415,411,541
Lam Research Corp.	1,209,418	822,222,827
Teradyne, Inc.	3,658,922	559,339,406
Total Semiconductor Equipment		1,796,973,774
Semiconductors 23.9%
Analog Devices, Inc.	1,556,302	280,523,436
Broadcom, Inc.	798,726	442,238,612
GlobalFoundries, Inc.(a)	1,613,952	111,750,036
indie Semiconductor, Inc., Class A(a)	2,000,000	27,460,000
Intel Corp.	1,444,969	71,092,475
Marvell Technology, Inc.	4,254,253	302,775,186
mCube, Inc.(a),(b),(c),(d)	6,015,833	25,627,451
Microchip Technology, Inc.	962,200	80,276,346
Micron Technology, Inc.	2,944,794	247,362,696
NXP Semiconductors NV	740,700	165,442,752
Qorvo, Inc.(a)	1,077,550	157,570,137
Rambus, Inc.(a)	2,201,100	59,209,590
Renesas Electronics Corp.(a)	8,918,200	112,060,130
SMART Global Holdings, Inc.(a),(e)	1,379,948	78,684,635
Synaptics, Inc.(a),(e)	2,068,789	583,895,007
Transphorm, Inc.(a),(e)	3,000,000	23,640,000
Total Semiconductors		2,769,608,489
Systems Software 12.9%
Fortinet, Inc.(a)	668,403	221,983,320
McAfee Corp., Class A	2,802,020	72,432,217
Microsoft Corp.	1,243,975	411,245,695
NortonLifeLock, Inc.	7,562,908	187,938,264
Oracle Corp.	1,160,100	105,267,474
Palo Alto Networks, Inc.(a)	405,294	221,671,500
SailPoint Technologies Holdings, Inc.(a)	745,190	39,189,542
Tenable Holdings, Inc.(a)	596,244	29,454,454
Common Stocks (continued)
Issuer	Shares	Value ($)
VMware, Inc., Class A	670,269	78,247,203
Xperi Holding Corp.(e)	7,060,841	126,530,271
Total Systems Software		1,493,959,940
Technology Hardware, Storage & Peripherals 11.9%
Apple, Inc.	3,714,000	613,924,200
Dell Technologies, Inc.(a)	1,868,536	105,516,228
HP, Inc.	5,636,231	198,846,230
NetApp, Inc.	2,276,500	202,335,320
Western Digital Corp.(a)	4,499,492	260,250,617
Total Technology Hardware, Storage & Peripherals		1,380,872,595
Total Information Technology		9,887,099,029
Total Common Stocks (Cost: $5,139,634,431)		11,540,884,345

Corporate Bonds & Notes 0.0%
Issuer	Coupon Rate	Principal Amount	Value ($)
Other Industry 0.0%
Common Bond Communities(b),(c),(d),(f)
04/15/2022	4.000%	565,777	565,777
Total Corporate Bonds & Notes (Cost: $565,777)			565,777

Preferred Stocks 0.0%
Issuer		Shares	Value ($)
Financials 0.0%
Consumer Finance 0.0%
CommonBond, Inc.(b),(c),(d)	1.000%	2,159,244	4,059,379
Total Financials			4,059,379
Total Preferred Stocks (Cost: $10,000,000)			4,059,379

Money Market Funds 0.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.078%(e),(g)	9,052,196	9,051,290
Total Money Market Funds (Cost: $9,051,271)		9,051,290
Total Investments in Securities (Cost $5,159,251,479)		11,554,560,791
Other Assets & Liabilities, Net		26,198,555
Net Assets		$11,580,759,346

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Semiannual Report 2021	7

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2021, the total value of these securities amounted to $40,252,603, which represents 0.35% of total net assets.
(c)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At November 30, 2021, the total market value of these securities amounted to $40,252,603, which represents 0.35% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
CommonBond, Inc.	03/19/2018	2,159,244	10,000,000	4,059,379
Common Bond Communities	10/15/2020	565,777	565,777	565,777
mCube, Inc.	09/08/2020	6,015,833	25,000,001	25,627,451
Apnimed, Inc.	03/12/2021	1,127,586	9,999,996	9,999,996
			45,565,774	40,252,603

(d)	Valuation based on significant unobservable inputs.
(e)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Bloom Energy Corp., Class A
	207,759,229	10,668,662	(3,047,771)	30,885,967	246,266,087	487,854	—	8,961,648
Columbia Short-Term Cash Fund, 0.078%
	26,424,373	691,845,511	(709,218,593)	(1)	9,051,290	—	12,521	9,052,196
Eiger BioPharmaceuticals, Inc.‡
	—	1,669,778	—	(8,314,947)	10,827,383	—	—	1,760,550
Plantronics, Inc.
	124,385,701	13,422,970	(5,059,929)	(27,592,817)	105,155,925	(1,270,238)	—	4,120,530
Sciplay Corp-Class A†
	27,788,594	—	(21,006,029)	(6,782,565)	—	4,821,614	—	—
SMART Global Holdings, Inc.
	58,787,755	6,612,241	—	13,284,639	78,684,635	—	—	1,379,948
Synaptics, Inc.
	354,915,165	—	(51,380,386)	280,360,228	583,895,007	108,987,801	—	2,068,789
Transphorm, Inc.‡
	—	—	—	14,616,781	23,640,000	—	—	3,000,000
Xperi Holding Corp.
	148,413,632	2,368,545	—	(24,251,906)	126,530,271	—	692,874	7,060,841
Total	948,474,449			272,205,379	1,184,050,598	113,027,031	705,395

‡	Issuer was not an affiliate at the beginning of period.
†	Issuer was not an affiliate at the end of period.

(f)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(g)	The rate shown is the seven-day current annualized yield at November 30, 2021.
Abbreviation Legend
ADR	American Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Seligman Technology and Information Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	1,088,715,742	—	—	1,088,715,742
Consumer Discretionary	268,519,680	—	—	268,519,680
Health Care	10,827,383	—	9,999,996	20,827,379
Industrials	275,722,515	—	—	275,722,515
Information Technology	9,725,771,448	135,700,130	25,627,451	9,887,099,029
Total Common Stocks	11,369,556,768	135,700,130	35,627,447	11,540,884,345
Corporate Bonds & Notes	—	—	565,777	565,777
Preferred Stocks
Financials	—	—	4,059,379	4,059,379
Total Preferred Stocks	—	—	4,059,379	4,059,379
Money Market Funds	9,051,290	—	—	9,051,290
Total Investments in Securities	11,378,608,058	135,700,130	40,252,603	11,554,560,791
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Semiannual Report 2021	9

Statement of Assets and Liabilities
November 30, 2021 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,593,293,983)	$10,370,510,193
Affiliated issuers (cost $565,957,496)	1,184,050,598
Cash	22,569
Receivable for:
Investments sold	56,445,432
Capital shares sold	4,882,503
Dividends	5,070,823
Interest	2,914
Foreign tax reclaims	141,167
Prepaid expenses	74,954
Total assets	11,621,201,153
Liabilities
Payable for:
Investments purchased	28,846,275
Capital shares purchased	9,849,505
Management services fees	264,040
Distribution and/or service fees	68,562
Transfer agent fees	956,817
Compensation of board members	356,758
Compensation of chief compliance officer	991
Other expenses	98,859
Total liabilities	40,441,807
Net assets applicable to outstanding capital stock	$11,580,759,346
Represented by
Paid in capital	3,635,414,090
Total distributable earnings (loss)	7,945,345,256
Total - representing net assets applicable to outstanding capital stock	$11,580,759,346
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Seligman Technology and Information Fund | Semiannual Report 2021

Statement of Assets and Liabilities  (continued)
November 30, 2021 (Unaudited)
Class A
Net assets	$7,833,201,250
Shares outstanding	56,998,757
Net asset value per share	$137.43
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$145.81
Advisor Class
Net assets	$368,145,152
Shares outstanding	2,783,139
Net asset value per share	$132.28
Class C
Net assets	$454,320,378
Shares outstanding	5,830,975
Net asset value per share	$77.91
Institutional Class
Net assets	$2,308,901,279
Shares outstanding	14,886,534
Net asset value per share	$155.10
Institutional 2 Class
Net assets	$372,892,365
Shares outstanding	2,389,013
Net asset value per share	$156.09
Institutional 3 Class
Net assets	$147,640,970
Shares outstanding	955,425
Net asset value per share	$154.53
Class R
Net assets	$95,657,952
Shares outstanding	748,794
Net asset value per share	$127.75
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Semiannual Report 2021	11

Statement of Operations
Six Months Ended November 30, 2021 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$46,960,946
Dividends — affiliated issuers	705,395
Interest	11,532
Foreign taxes withheld	(248,873)
Total income	47,429,000
Expenses:
Management services fees	45,868,608
Distribution and/or service fees
Class A	9,467,944
Class C	2,205,271
Class R	241,394
Transfer agent fees
Class A	3,417,601
Advisor Class	159,343
Class C	199,005
Institutional Class	997,425
Institutional 2 Class	98,498
Institutional 3 Class	3,712
Class R	43,565
Compensation of board members	85,059
Custodian fees	28,677
Printing and postage fees	116,180
Registration fees	104,452
Audit fees	14,910
Legal fees	61,743
Compensation of chief compliance officer	991
Other	265,104
Total expenses	63,379,482
Expense reduction	(2,984)
Total net expenses	63,376,498
Net investment loss	(15,947,498)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	547,623,842
Investments — affiliated issuers	113,027,031
Foreign currency translations	(5,950)
Net realized gain	660,644,923
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	429,278,468
Investments — affiliated issuers	272,205,379
Foreign currency translations	(10,624)
Net change in unrealized appreciation (depreciation)	701,473,223
Net realized and unrealized gain	1,362,118,146
Net increase in net assets resulting from operations	$1,346,170,648
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Seligman Technology and Information Fund | Semiannual Report 2021

Statement of Changes in Net Assets
	Six Months Ended November 30, 2021 (Unaudited)	Year Ended May 31, 2021
Operations
Net investment loss	$(15,947,498)	$(13,534,301)
Net realized gain	660,644,923	1,394,010,592
Net change in unrealized appreciation (depreciation)	701,473,223	3,085,861,871
Net increase in net assets resulting from operations	1,346,170,648	4,466,338,162
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(592,051,323)
Advisor Class	—	(28,846,355)
Class C	—	(63,180,278)
Institutional Class	—	(156,391,019)
Institutional 2 Class	—	(25,114,865)
Institutional 3 Class	—	(7,867,166)
Class R	—	(8,159,269)
Total distributions to shareholders	—	(881,610,275)
Increase (decrease) in net assets from capital stock activity	(135,127,309)	118,205,067
Total increase in net assets	1,211,043,339	3,702,932,954
Net assets at beginning of period	10,369,716,007	6,666,783,053
Net assets at end of period	$11,580,759,346	$10,369,716,007
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Semiannual Report 2021	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2021 (Unaudited)		May 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,011,114	130,200,284	3,156,874	330,601,821
Distributions reinvested	—	—	5,322,400	540,329,989
Redemptions	(2,234,044)	(288,485,638)	(7,223,520)	(731,901,184)
Net increase (decrease)	(1,222,930)	(158,285,354)	1,255,754	139,030,626
Advisor Class
Subscriptions	335,540	41,241,027	806,303	81,183,903
Distributions reinvested	—	—	248,817	24,254,634
Redemptions	(272,186)	(33,854,103)	(831,206)	(84,452,889)
Net increase	63,354	7,386,924	223,914	20,985,648
Class C
Subscriptions	291,018	21,342,492	810,016	48,773,047
Distributions reinvested	—	—	1,047,369	60,726,464
Redemptions	(476,291)	(34,745,155)	(2,878,542)	(176,348,029)
Net decrease	(185,273)	(13,402,663)	(1,021,157)	(66,848,518)
Institutional Class
Subscriptions	1,165,045	168,432,403	2,349,567	266,415,040
Distributions reinvested	—	—	1,156,580	132,185,564
Redemptions	(1,072,638)	(156,167,309)	(3,378,826)	(384,695,180)
Net increase	92,407	12,265,094	127,321	13,905,424
Institutional 2 Class
Subscriptions	255,178	37,402,100	747,897	89,315,567
Distributions reinvested	—	—	217,657	25,026,231
Redemptions	(191,553)	(27,755,357)	(1,167,158)	(133,737,781)
Net increase (decrease)	63,625	9,646,743	(201,604)	(19,395,983)
Institutional 3 Class
Subscriptions	207,125	30,513,758	434,712	50,495,303
Distributions reinvested	—	—	64,409	7,328,472
Redemptions	(95,569)	(13,972,754)	(217,198)	(24,730,651)
Net increase	111,556	16,541,004	281,923	33,093,124
Class R
Subscriptions	61,249	7,363,247	240,018	22,536,390
Distributions reinvested	—	—	84,346	7,979,128
Redemptions	(138,319)	(16,642,304)	(363,502)	(33,080,772)
Net decrease	(77,070)	(9,279,057)	(39,138)	(2,565,254)
Total net increase (decrease)	(1,154,331)	(135,127,309)	627,013	118,205,067
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Seligman Technology and Information Fund | Semiannual Report 2021

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Columbia Seligman Technology and Information Fund | Semiannual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2021 (Unaudited)	$121.58	(0.21)	16.06	15.85	—	—	—
Year Ended 5/31/2021	$79.11	(0.19)	53.51	53.32	(0.44)	(10.41)	(10.85)
Year Ended 5/31/2020	$67.52	0.41(f)	20.34	20.75	—	(9.16)	(9.16)
Year Ended 5/31/2019	$76.76	(0.03)	(2.02)	(2.05)	—	(7.19)	(7.19)
Year Ended 5/31/2018	$72.96	(0.29)	11.98	11.69	—	(7.89)	(7.89)
Year Ended 5/31/2017	$55.64	(0.27)	22.39	22.12	—	(4.80)	(4.80)
Advisor Class
Six Months Ended 11/30/2021 (Unaudited)	$116.88	(0.05)	15.45	15.40	—	—	—
Year Ended 5/31/2021	$76.31	0.06	51.57	51.63	(0.52)	(10.54)	(11.06)
Year Ended 5/31/2020	$65.38	0.58(f)	19.69	20.27	—	(9.34)	(9.34)
Year Ended 5/31/2019	$74.50	0.14	(2.00)	(1.86)	—	(7.26)	(7.26)
Year Ended 5/31/2018	$71.01	(0.10)	11.65	11.55	—	(8.06)	(8.06)
Year Ended 5/31/2017	$54.25	(0.10)	21.80	21.70	—	(4.94)	(4.94)
Class C
Six Months Ended 11/30/2021 (Unaudited)	$69.20	(0.40)	9.11	8.71	—	—	—
Year Ended 5/31/2021	$48.21	(0.57)	31.78	31.21	(0.20)	(10.02)	(10.22)
Year Ended 5/31/2020	$43.98	(0.10)(f)	13.09	12.99	—	(8.76)	(8.76)
Year Ended 5/31/2019	$52.96	(0.37)	(1.65)	(2.02)	—	(6.96)	(6.96)
Year Ended 5/31/2018	$52.49	(0.60)	8.45	7.85	—	(7.38)	(7.38)
Year Ended 5/31/2017	$41.15	(0.54)	16.28	15.74	—	(4.40)	(4.40)
Institutional Class
Six Months Ended 11/30/2021 (Unaudited)	$137.04	(0.06)	18.12	18.06	—	—	—
Year Ended 5/31/2021	$88.14	0.07	59.89	59.96	(0.52)	(10.54)	(11.06)
Year Ended 5/31/2020	$74.36	0.67(f)	22.45	23.12	—	(9.34)	(9.34)
Year Ended 5/31/2019	$83.59	0.16	(2.13)	(1.97)	—	(7.26)	(7.26)
Year Ended 5/31/2018	$78.77	(0.11)	12.99	12.88	—	(8.06)	(8.06)
Year Ended 5/31/2017	$59.72	(0.13)	24.12	23.99	—	(4.94)	(4.94)
Institutional 2 Class
Six Months Ended 11/30/2021 (Unaudited)	$137.89	(0.03)	18.23	18.20	—	—	—
Year Ended 5/31/2021	$88.63	0.11	60.24	60.35	(0.53)	(10.56)	(11.09)
Year Ended 5/31/2020	$74.73	0.71(f)	22.57	23.28	—	(9.38)	(9.38)
Year Ended 5/31/2019	$83.94	0.20	(2.13)	(1.93)	—	(7.28)	(7.28)
Year Ended 5/31/2018	$79.07	(0.07)	13.04	12.97	—	(8.10)	(8.10)
Year Ended 5/31/2017	$59.94	(0.07)	24.20	24.13	—	(5.00)	(5.00)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Seligman Technology and Information Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2021 (Unaudited)	$137.43	13.04%	1.17%(c)	1.17%(c),(d)	(0.32%)(c)	11%	$7,833,201
Year Ended 5/31/2021	$121.58	70.10%	1.20%(e)	1.20%(d),(e)	(0.19%)	32%	$7,078,794
Year Ended 5/31/2020	$79.11	31.36%	1.23%(e),(g)	1.23%(d),(e),(g)	0.54%	37%	$4,506,828
Year Ended 5/31/2019	$67.52	(1.50%)	1.25%(e)	1.24%(d),(e)	(0.05%)	37%	$3,759,214
Year Ended 5/31/2018	$76.76	16.85%	1.24%	1.24%(d)	(0.39%)	39%	$3,767,260
Year Ended 5/31/2017	$72.96	41.72%	1.29%	1.29%(d)	(0.43%)	54%	$3,465,647
Advisor Class
Six Months Ended 11/30/2021 (Unaudited)	$132.28	13.18%	0.93%(c)	0.93%(c),(d)	(0.07%)(c)	11%	$368,145
Year Ended 5/31/2021	$116.88	70.53%	0.95%(e)	0.95%(d),(e)	0.06%	32%	$317,883
Year Ended 5/31/2020	$76.31	31.69%	0.98%(e),(g)	0.98%(d),(e),(g)	0.79%	37%	$190,471
Year Ended 5/31/2019	$65.38	(1.26%)	0.99%(e)	0.99%(d),(e)	0.21%	37%	$143,228
Year Ended 5/31/2018	$74.50	17.15%	0.99%	0.99%(d)	(0.14%)	39%	$154,144
Year Ended 5/31/2017	$71.01	42.07%	1.03%	1.03%(d)	(0.17%)	54%	$82,405
Class C
Six Months Ended 11/30/2021 (Unaudited)	$77.91	12.59%	1.92%(c)	1.92%(c),(d)	(1.07%)(c)	11%	$454,320
Year Ended 5/31/2021	$69.20	68.85%	1.94%(e)	1.94%(d),(e)	(0.96%)	32%	$416,301
Year Ended 5/31/2020	$48.21	30.39%	1.98%(e),(g)	1.98%(d),(e),(g)	(0.22%)	37%	$339,268
Year Ended 5/31/2019	$43.98	(2.23%)	1.99%(e)	1.99%(d),(e)	(0.75%)	37%	$344,977
Year Ended 5/31/2018	$52.96	15.98%	1.99%	1.99%(d)	(1.14%)	39%	$957,190
Year Ended 5/31/2017	$52.49	40.64%	2.04%	2.04%(d)	(1.18%)	54%	$890,068
Institutional Class
Six Months Ended 11/30/2021 (Unaudited)	$155.10	13.18%	0.92%(c)	0.92%(c),(d)	(0.07%)(c)	11%	$2,308,901
Year Ended 5/31/2021	$137.04	70.53%	0.95%(e)	0.95%(d),(e)	0.06%	32%	$2,027,453
Year Ended 5/31/2020	$88.14	31.70%	0.98%(e),(g)	0.98%(d),(e),(g)	0.80%	37%	$1,292,741
Year Ended 5/31/2019	$74.36	(1.25%)	0.99%(e)	0.99%(d),(e)	0.21%	37%	$1,030,165
Year Ended 5/31/2018	$83.59	17.14%	0.99%	0.99%(d)	(0.14%)	39%	$1,205,243
Year Ended 5/31/2017	$78.77	42.05%	1.04%	1.04%(d)	(0.19%)	54%	$882,557
Institutional 2 Class
Six Months Ended 11/30/2021 (Unaudited)	$156.09	13.20%	0.89%(c)	0.89%(c)	(0.04%)(c)	11%	$372,892
Year Ended 5/31/2021	$137.89	70.60%	0.91%(e)	0.91%(e)	0.09%	32%	$320,652
Year Ended 5/31/2020	$88.63	31.76%	0.94%(e),(g)	0.94%(e),(g)	0.83%	37%	$223,964
Year Ended 5/31/2019	$74.73	(1.20%)	0.95%(e)	0.95%(e)	0.25%	37%	$178,417
Year Ended 5/31/2018	$83.94	17.20%	0.94%	0.94%	(0.09%)	39%	$173,624
Year Ended 5/31/2017	$79.07	42.16%	0.96%	0.96%	(0.10%)	54%	$125,534
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Semiannual Report 2021	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2021 (Unaudited)	$136.48	0.01	18.04	18.05	—	—	—
Year Ended 5/31/2021	$87.79	0.19	59.63	59.82	(0.54)	(10.59)	(11.13)
Year Ended 5/31/2020	$74.09	0.78(f)	22.33	23.11	—	(9.41)	(9.41)
Year Ended 5/31/2019	$83.26	0.24	(2.12)	(1.88)	—	(7.29)	(7.29)
Year Ended 5/31/2018	$78.48	(0.00)(h)	12.90	12.90	—	(8.12)	(8.12)
Year Ended 5/31/2017(i)	$71.02	(0.02)	7.48	7.46	—	—	—
Class R
Six Months Ended 11/30/2021 (Unaudited)	$113.17	(0.35)	14.93	14.58	—	—	—
Year Ended 5/31/2021	$74.19	(0.42)	50.04	49.62	(0.36)	(10.28)	(10.64)
Year Ended 5/31/2020	$63.78	0.19(f)	19.20	19.39	—	(8.98)	(8.98)
Year Ended 5/31/2019	$73.05	(0.20)	(1.96)	(2.16)	—	(7.11)	(7.11)
Year Ended 5/31/2018	$69.79	(0.46)	11.44	10.98	—	(7.72)	(7.72)
Year Ended 5/31/2017	$53.42	(0.41)	21.45	21.04	—	(4.67)	(4.67)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2020	$0.52	$0.50	$0.32	$0.58	$0.58	$0.58	$0.49

(g)	Ratios include line of credit interest expense which is less than 0.01%.
(h)	Rounds to zero.
(i)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Seligman Technology and Information Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2021 (Unaudited)	$154.53	13.22%	0.84%(c)	0.84%(c)	0.01%(c)	11%	$147,641
Year Ended 5/31/2021	$136.48	70.67%	0.86%(e)	0.86%(e)	0.17%	32%	$115,173
Year Ended 5/31/2020	$87.79	31.81%	0.89%(e),(g)	0.89%(e),(g)	0.93%	37%	$49,333
Year Ended 5/31/2019	$74.09	(1.14%)	0.90%(e)	0.90%(e)	0.31%	37%	$32,058
Year Ended 5/31/2018	$83.26	17.25%	0.90%	0.90%	(0.00%)(h)	39%	$20,050
Year Ended 5/31/2017(i)	$78.48	10.51%	0.92%(c)	0.92%(c)	(0.04%)(c)	54%	$222
Class R
Six Months Ended 11/30/2021 (Unaudited)	$127.75	12.88%	1.42%(c)	1.42%(c),(d)	(0.57%)(c)	11%	$95,658
Year Ended 5/31/2021	$113.17	69.70%	1.44%(e)	1.44%(d),(e)	(0.44%)	32%	$93,459
Year Ended 5/31/2020	$74.19	31.03%	1.48%(e),(g)	1.48%(d),(e),(g)	0.27%	37%	$64,178
Year Ended 5/31/2019	$63.78	(1.75%)	1.49%(e)	1.49%(d),(e)	(0.29%)	37%	$64,874
Year Ended 5/31/2018	$73.05	16.57%	1.49%	1.49%(d)	(0.64%)	39%	$76,007
Year Ended 5/31/2017	$69.79	41.36%	1.54%	1.54%(d)	(0.68%)	54%	$71,811
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Semiannual Report 2021	19

Notes to Financial Statements
November 30, 2021 (Unaudited)
Note 1. Organization
Columbia Seligman Technology and Information Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The
20	Columbia Seligman Technology and Information Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is
Columbia Seligman Technology and Information Fund | Semiannual Report 2021	21

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
22	Columbia Seligman Technology and Information Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.915% to 0.755% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2021 was 0.822% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Seligman Technology and Information Fund | Semiannual Report 2021	23

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
For the six months ended November 30, 2021, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.09
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2021, these minimum account balance fees reduced total expenses of the Fund by $2,984.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $15,032,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	1,279,568
Class C	—	1.00(b)	10,531

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
24	Columbia Seligman Technology and Information Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2021 through September 30, 2022	Prior to October 1, 2021
Class A	1.34%	1.34%
Advisor Class	1.09	1.09
Class C	2.09	2.09
Institutional Class	1.09	1.09
Institutional 2 Class	1.06	1.05
Institutional 3 Class	1.01	1.00
Class R	1.59	1.59
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2021, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
5,159,251,000	6,587,390,000	(192,080,000)	6,395,310,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Seligman Technology and Information Fund | Semiannual Report 2021	25

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,227,626,160 and $1,396,834,390, respectively, for the six months ended November 30, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the six months ended November 30, 2021.
26	Columbia Seligman Technology and Information Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Columbia Seligman Technology and Information Fund | Semiannual Report 2021	27

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Seligman Technology and Information Fund | Semiannual Report 2021

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Seligman Technology and Information Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Seligman Technology and Information Fund | Semiannual Report 2021	29

Approval of Management Agreement  (continued)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that Fund performance was well within the range of that of peers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
30	Columbia Seligman Technology and Information Fund | Semiannual Report 2021

Approval of Management Agreement  (continued)

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
Columbia Seligman Technology and Information Fund | Semiannual Report 2021	31

Approval of Management Agreement  (continued)

On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
32	Columbia Seligman Technology and Information Fund | Semiannual Report 2021

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Columbia Seligman Technology and Information Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR219_05_M01_(01/22)

SemiAnnual Report
November 30, 2021
Columbia Dividend Opportunity Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Dividend Opportunity Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Dividend Opportunity Fund  |  Semiannual Report 2021

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of current income. The Fund’s secondary objective is growth of income and capital.
Portfolio management
David King, CFA
Lead Portfolio Manager
Managed Fund since 2018
Yan Jin
Portfolio Manager
Managed Fund since 2018
Grace Lee, CAIA
Portfolio Manager
Managed Fund since 2020
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2021)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/01/88	0.67	21.93	10.28	10.74
	Including sales charges		-5.11	14.92	8.98	10.09
Advisor Class*		11/08/12	0.83	22.27	10.56	10.99
Class C	Excluding sales charges	06/26/00	0.29	21.05	9.47	9.92
	Including sales charges		-0.70	20.05	9.47	9.92
Institutional Class		09/27/10	0.80	22.26	10.55	11.02
Institutional 2 Class		08/01/08	0.82	22.31	10.63	11.12
Institutional 3 Class*		11/08/12	0.88	22.40	10.67	11.11
Class R		08/01/08	0.57	21.64	10.01	10.46
MSCI USA High Dividend Yield Index (Net)			-0.04	14.92	9.99	11.47
Russell 1000 Value Index			-0.57	22.25	10.36	12.50
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI USA High Dividend Yield Index (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g. 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Dividend Opportunity Fund | Semiannual Report 2021	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2021)
Common Stocks	91.2
Convertible Preferred Stocks	8.6
Money Market Funds	0.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2021)
Communication Services	4.3
Consumer Discretionary	6.6
Consumer Staples	11.5
Energy	8.6
Financials	19.3
Health Care	13.9
Industrials	8.6
Information Technology	12.3
Materials	1.9
Real Estate	6.4
Utilities	6.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Dividend Opportunity Fund | Semiannual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2021 — November 30, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,006.70	1,020.43	5.06	5.10	0.99
Advisor Class	1,000.00	1,000.00	1,008.30	1,021.71	3.79	3.81	0.74
Class C	1,000.00	1,000.00	1,002.90	1,016.61	8.88	8.94	1.74
Institutional Class	1,000.00	1,000.00	1,008.00	1,021.71	3.79	3.81	0.74
Institutional 2 Class	1,000.00	1,000.00	1,008.20	1,021.96	3.53	3.55	0.69
Institutional 3 Class	1,000.00	1,000.00	1,008.80	1,022.17	3.33	3.35	0.65
Class R	1,000.00	1,000.00	1,005.70	1,019.16	6.34	6.38	1.24
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Dividend Opportunity Fund | Semiannual Report 2021	5

Portfolio of Investments
November 30, 2021 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 90.3%
Issuer	Shares	Value ($)
Communication Services 3.9%
Diversified Telecommunication Services 3.5%
AT&T, Inc.	1,440,000	32,875,200
Verizon Communications, Inc.	1,000,000	50,270,000
Total		83,145,200
Media 0.4%
ViacomCBS, Inc., Class B	300,000	9,285,000
Total Communication Services		92,430,200
Consumer Discretionary 5.8%
Hotels, Restaurants & Leisure 2.4%
Darden Restaurants, Inc.	85,000	11,725,750
McDonald’s Corp.	187,500	45,862,500
Total		57,588,250
Household Durables 1.0%
Newell Brands, Inc.	535,000	11,486,450
Whirlpool Corp.	57,500	12,520,050
Total		24,006,500
Specialty Retail 1.9%
Best Buy Co., Inc.	165,000	17,631,900
Home Depot, Inc. (The)	67,500	27,041,175
Total		44,673,075
Textiles, Apparel & Luxury Goods 0.5%
Tapestry, Inc.	315,000	12,637,800
Total Consumer Discretionary		138,905,625
Consumer Staples 11.3%
Beverages 4.6%
Coca-Cola Co. (The)	1,025,000	53,761,250
PepsiCo, Inc.	350,000	55,923,000
Total		109,684,250
Food & Staples Retailing 0.5%
Walgreens Boots Alliance, Inc.	260,000	11,648,000
Food Products 1.8%
Bunge Ltd.	157,500	13,634,775
JM Smucker Co. (The)	100,000	12,647,000
Kraft Heinz Co. (The)	525,000	17,645,250
Total		43,927,025
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 1.9%
Procter & Gamble Co. (The)	310,000	44,819,800
Tobacco 2.5%
Altria Group, Inc.	425,000	18,122,000
Philip Morris International, Inc.	500,000	42,970,000
Total		61,092,000
Total Consumer Staples		271,171,075
Energy 8.5%
Oil, Gas & Consumable Fuels 8.5%
Chevron Corp.	750,000	84,652,500
Diamondback Energy, Inc.	150,000	16,009,500
Exxon Mobil Corp.	1,300,000	77,792,000
Valero Energy Corp.	375,000	25,102,500
Total		203,556,500
Total Energy		203,556,500
Financials 18.5%
Banks 11.6%
Bank of America Corp.	1,040,000	46,248,800
JPMorgan Chase & Co.	635,000	100,857,050
M&T Bank Corp.	155,000	22,724,550
PNC Financial Services Group, Inc. (The)	132,500	26,102,500
Truist Financial Corp.	585,000	34,696,350
U.S. Bancorp	550,000	30,437,000
Zions Bancorp	275,000	17,347,000
Total		278,413,250
Capital Markets 4.7%
Ares Capital Corp.	625,000	12,662,500
BlackRock, Inc.	47,500	42,968,975
Morgan Stanley	375,000	35,557,500
State Street Corp.	235,000	20,907,950
Total		112,096,925
Consumer Finance 0.5%
OneMain Holdings, Inc.	235,000	11,700,650
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Dividend Opportunity Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 1.7%
MetLife, Inc.	400,000	23,464,000
Principal Financial Group, Inc.	265,000	18,173,700
Total		41,637,700
Total Financials		443,848,525
Health Care 12.4%
Biotechnology 2.6%
AbbVie, Inc.	550,000	63,404,000
Pharmaceuticals 9.8%
Bristol-Myers Squibb Co.	815,000	43,708,450
Johnson & Johnson	542,500	84,592,025
Merck & Co., Inc.	600,000	44,946,000
Pfizer, Inc.	1,150,000	61,789,500
Total		235,035,975
Total Health Care		298,439,975
Industrials 7.2%
Aerospace & Defense 2.0%
General Dynamics Corp.	65,000	12,283,050
Raytheon Technologies Corp.	435,000	35,200,200
Total		47,483,250
Air Freight & Logistics 2.2%
CH Robinson Worldwide, Inc.	135,000	12,837,150
United Parcel Service, Inc., Class B	200,000	39,674,000
Total		52,511,150
Electrical Equipment 0.7%
Eaton Corp. PLC	110,000	17,826,600
Machinery 1.2%
Caterpillar, Inc.	155,000	29,969,250
Road & Rail 1.1%
Union Pacific Corp.	110,000	25,920,400
Total Industrials		173,710,650
Information Technology 12.2%
Communications Equipment 3.2%
Cisco Systems, Inc.	1,175,000	64,437,000
Juniper Networks, Inc.	375,000	11,673,750
Total		76,110,750
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 0.5%
Corning, Inc.	335,000	12,425,150
IT Services 1.3%
International Business Machines Corp.	265,000	31,031,500
Kyndryl Holdings, Inc.(a)	70,000	1,106,000
Total		32,137,500
Semiconductors & Semiconductor Equipment 5.2%
Broadcom, Inc.	120,000	66,441,600
QUALCOMM, Inc.	110,000	19,861,600
Texas Instruments, Inc.	200,000	38,474,000
Total		124,777,200
Technology Hardware, Storage & Peripherals 2.0%
HP, Inc.	800,000	28,224,000
Seagate Technology Holdings PLC	180,000	18,480,600
Total		46,704,600
Total Information Technology		292,155,200
Materials 1.9%
Chemicals 1.9%
Dow, Inc.	425,000	23,345,250
Nutrien Ltd.	325,000	21,489,000
Total		44,834,250
Total Materials		44,834,250
Real Estate 6.3%
Equity Real Estate Investment Trusts (REITS) 6.3%
Crown Castle International Corp.	130,000	23,614,500
Invitation Homes, Inc.	325,000	13,143,000
Kimco Realty Corp.	575,000	12,891,500
Life Storage, Inc.	145,000	19,160,300
Medical Properties Trust, Inc.	925,000	19,693,250
Simon Property Group, Inc.	150,000	22,926,000
VICI Properties, Inc.	625,000	17,000,000
Welltower, Inc.	300,000	23,886,000
Total		152,314,550
Total Real Estate		152,314,550

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2021	7

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 2.3%
Electric Utilities 2.3%
American Electric Power Co., Inc.	225,000	18,236,250
Duke Energy Corp.	250,000	24,252,500
Edison International	200,000	13,056,000
Total		55,544,750
Total Utilities		55,544,750
Total Common Stocks (Cost $1,696,531,861)		2,166,911,300

Convertible Preferred Stocks 8.5%
Issuer		Shares	Value ($)
Communication Services 0.4%
Diversified Telecommunication Services 0.4%
2020 Cash Mandatory Exchangeable Trust(b)	5.250%	10,000	9,947,800
Total Communication Services			9,947,800
Consumer Discretionary 0.8%
Auto Components 0.8%
Aptiv PLC	5.500%	100,000	17,853,000
Total Consumer Discretionary			17,853,000
Financials 0.5%
Capital Markets 0.5%
KKR & Co., Inc.	6.000%	135,000	12,445,650
Total Financials			12,445,650
Health Care 1.3%
Health Care Equipment & Supplies 1.3%
Becton Dickinson and Co.	6.000%	235,000	11,799,350
Danaher Corp.	5.000%	11,500	19,653,611
Total			31,452,961
Total Health Care			31,452,961
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Industrials 1.3%
Machinery 0.8%
Stanley Black & Decker, Inc.	5.250%	175,000	18,021,500
Professional Services 0.5%
Clarivate PLC	5.250%	142,500	12,783,675
Total Industrials			30,805,175
Utilities 4.2%
Electric Utilities 1.0%
NextEra Energy, Inc.	6.219%	450,000	24,300,000
Multi-Utilities 3.2%
Algonquin Power & Utilities Corp.	7.750%	387,500	17,377,169
DTE Energy Co.	6.250%	725,000	35,024,750
NiSource, Inc.	7.750%	240,000	24,746,400
Total			77,148,319
Total Utilities			101,448,319
Total Convertible Preferred Stocks (Cost $177,767,447)			203,952,905

Money Market Funds 0.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.078%(c),(d)	5,816,335	5,815,754
Total Money Market Funds (Cost $5,815,754)		5,815,754
Total Investments in Securities (Cost: $1,880,115,062)		2,376,679,959
Other Assets & Liabilities, Net		23,527,593
Net Assets		2,400,207,552

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At November 30, 2021, the total value of these securities amounted to $9,947,800, which represents 0.41% of total net assets.
(c)	The rate shown is the seven-day current annualized yield at November 30, 2021.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Dividend Opportunity Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Notes to Portfolio of Investments  (continued)
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.078%
	3,382,291	258,452,614	(256,019,151)	—	5,815,754	—	3,848	5,816,335
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	92,430,200	—	—	92,430,200
Consumer Discretionary	138,905,625	—	—	138,905,625
Consumer Staples	271,171,075	—	—	271,171,075
Energy	203,556,500	—	—	203,556,500
Financials	443,848,525	—	—	443,848,525
Health Care	298,439,975	—	—	298,439,975
Industrials	173,710,650	—	—	173,710,650
Information Technology	292,155,200	—	—	292,155,200
Materials	44,834,250	—	—	44,834,250
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2021	9

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Real Estate	152,314,550	—	—	152,314,550
Utilities	55,544,750	—	—	55,544,750
Total Common Stocks	2,166,911,300	—	—	2,166,911,300
Convertible Preferred Stocks
Communication Services	—	9,947,800	—	9,947,800
Consumer Discretionary	—	17,853,000	—	17,853,000
Financials	—	12,445,650	—	12,445,650
Health Care	—	31,452,961	—	31,452,961
Industrials	—	30,805,175	—	30,805,175
Utilities	—	101,448,319	—	101,448,319
Total Convertible Preferred Stocks	—	203,952,905	—	203,952,905
Money Market Funds	5,815,754	—	—	5,815,754
Total Investments in Securities	2,172,727,054	203,952,905	—	2,376,679,959
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Dividend Opportunity Fund | Semiannual Report 2021

Statement of Assets and Liabilities
November 30, 2021 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,874,299,308)	$2,370,864,205
Affiliated issuers (cost $5,815,754)	5,815,754
Receivable for:
Investments sold	16,668,411
Capital shares sold	633,516
Dividends	9,824,306
Foreign tax reclaims	1,621,450
Prepaid expenses	22,537
Other assets	8,596
Total assets	2,405,458,775
Liabilities
Due to custodian	28,500
Payable for:
Investments purchased	1,351,902
Capital shares purchased	3,235,446
Management services fees	42,481
Distribution and/or service fees	12,415
Transfer agent fees	216,972
Compensation of board members	313,372
Compensation of chief compliance officer	228
Other expenses	49,907
Total liabilities	5,251,223
Net assets applicable to outstanding capital stock	$2,400,207,552
Represented by
Paid in capital	1,649,790,960
Total distributable earnings (loss)	750,416,592
Total - representing net assets applicable to outstanding capital stock	$2,400,207,552
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2021	11

Statement of Assets and Liabilities  (continued)
November 30, 2021 (Unaudited)
Class A
Net assets	$1,326,108,532
Shares outstanding	33,500,539
Net asset value per share	$39.58
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$41.99
Advisor Class
Net assets	$103,361,771
Shares outstanding	2,548,668
Net asset value per share	$40.56
Class C
Net assets	$92,182,404
Shares outstanding	2,397,654
Net asset value per share	$38.45
Institutional Class
Net assets	$567,212,484
Shares outstanding	14,242,663
Net asset value per share	$39.82
Institutional 2 Class
Net assets	$128,176,927
Shares outstanding	3,209,016
Net asset value per share	$39.94
Institutional 3 Class
Net assets	$144,831,588
Shares outstanding	3,558,878
Net asset value per share	$40.70
Class R
Net assets	$38,333,846
Shares outstanding	969,041
Net asset value per share	$39.56
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Dividend Opportunity Fund | Semiannual Report 2021

Statement of Operations
Six Months Ended November 30, 2021 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$46,601,517
Dividends — affiliated issuers	3,848
Foreign taxes withheld	(144,651)
Total income	46,460,714
Expenses:
Management services fees	7,923,771
Distribution and/or service fees
Class A	1,736,227
Class C	502,340
Class R	99,925
Transfer agent fees
Class A	644,550
Advisor Class	51,520
Class C	46,613
Institutional Class	272,890
Institutional 2 Class	37,992
Institutional 3 Class	4,347
Class R	18,549
Compensation of board members	40,437
Custodian fees	9,097
Printing and postage fees	58,405
Registration fees	61,509
Audit fees	16,337
Legal fees	18,658
Compensation of chief compliance officer	228
Other	12,597
Total expenses	11,555,992
Fees waived by transfer agent
Institutional 2 Class	(10,863)
Institutional 3 Class	(4,347)
Expense reduction	(60)
Total net expenses	11,540,722
Net investment income	34,919,992
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	102,774,142
Foreign currency translations	(4,684)
Net realized gain	102,769,458
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(119,426,573)
Foreign currency translations	(115,166)
Net change in unrealized appreciation (depreciation)	(119,541,739)
Net realized and unrealized loss	(16,772,281)
Net increase in net assets resulting from operations	$18,147,711
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2021	13

Statement of Changes in Net Assets
	Six Months Ended November 30, 2021 (Unaudited)	Year Ended May 31, 2021
Operations
Net investment income	$34,919,992	$67,707,481
Net realized gain	102,769,458	139,339,041
Net change in unrealized appreciation (depreciation)	(119,541,739)	468,261,544
Net increase in net assets resulting from operations	18,147,711	675,308,066
Distributions to shareholders
Net investment income and net realized gains
Class A	(16,786,310)	(49,780,115)
Advisor Class	(1,445,110)	(3,897,357)
Class C	(877,787)	(5,293,570)
Institutional Class	(7,755,457)	(22,245,291)
Institutional 2 Class	(1,828,997)	(5,332,881)
Institutional 3 Class	(1,969,783)	(5,391,902)
Class R	(433,246)	(1,377,614)
Total distributions to shareholders	(31,096,690)	(93,318,730)
Decrease in net assets from capital stock activity	(67,506,190)	(293,283,708)
Total increase (decrease) in net assets	(80,455,169)	288,705,628
Net assets at beginning of period	2,480,662,721	2,191,957,093
Net assets at end of period	$2,400,207,552	$2,480,662,721
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Dividend Opportunity Fund | Semiannual Report 2021

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2021 (Unaudited)		May 31, 2021
	Shares	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	707,276	28,226,278	3,312,812	116,269,170
Distributions reinvested	426,355	16,382,934	1,478,968	48,709,943
Redemptions	(2,173,319)	(86,683,624)	(8,574,790)	(285,007,347)
Net decrease	(1,039,688)	(42,074,412)	(3,783,010)	(120,028,234)
Advisor Class
Subscriptions	199,628	8,158,616	770,384	26,366,060
Distributions reinvested	36,564	1,438,824	114,776	3,885,061
Redemptions	(358,725)	(14,790,967)	(737,784)	(25,510,345)
Net increase (decrease)	(122,533)	(5,193,527)	147,376	4,740,776
Class C
Subscriptions	155,926	6,055,011	399,142	13,486,287
Distributions reinvested	22,986	859,222	161,820	5,160,333
Redemptions	(478,391)	(18,554,419)	(3,324,000)	(112,033,671)
Net decrease	(299,479)	(11,640,186)	(2,763,038)	(93,387,051)
Institutional Class
Subscriptions	1,156,616	46,434,691	3,044,783	104,655,194
Distributions reinvested	187,631	7,250,208	622,962	20,632,493
Redemptions	(1,380,178)	(55,561,033)	(5,894,727)	(197,308,230)
Net decrease	(35,931)	(1,876,134)	(2,226,982)	(72,020,543)
Institutional 2 Class
Subscriptions	238,612	9,649,998	736,609	24,847,911
Distributions reinvested	40,500	1,569,372	139,034	4,613,672
Redemptions	(424,665)	(17,043,920)	(1,148,652)	(38,925,629)
Net decrease	(145,553)	(5,824,550)	(273,009)	(9,464,046)
Institutional 3 Class
Subscriptions	253,223	10,534,540	611,990	21,201,167
Distributions reinvested	46,571	1,838,406	148,415	5,027,936
Redemptions	(290,069)	(11,920,092)	(768,172)	(26,458,210)
Net increase (decrease)	9,725	452,854	(7,767)	(229,107)
Class R
Subscriptions	33,660	1,343,113	121,921	4,116,264
Distributions reinvested	11,217	430,981	41,561	1,369,770
Redemptions	(78,609)	(3,124,329)	(250,217)	(8,381,537)
Net decrease	(33,732)	(1,350,235)	(86,735)	(2,895,503)
Total net decrease	(1,667,191)	(67,506,190)	(8,993,165)	(293,283,708)

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A(c)
Six Months Ended 11/30/2021 (Unaudited)	$39.82	0.55	(0.30)	—	0.25	(0.49)	—	(0.49)
Year Ended 5/31/2021	$30.78	1.01	9.43	—	10.44	(1.12)	(0.28)	(1.40)
Year Ended 5/31/2020	$35.23	1.20	(1.17)	—	0.03	(1.12)	(3.36)	(4.48)
Year Ended 5/31/2019	$38.24	1.08	0.15	—	1.23	(1.24)	(3.00)	(4.24)
Year Ended 5/31/2018	$39.68	1.40	1.72	—	3.12	(1.44)	(3.12)	(4.56)
Year Ended 5/31/2017	$36.93	1.28	2.95	0.00(g)	4.23	(1.48)	—	(1.48)
Advisor Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$40.78	0.61	(0.29)	—	0.32	(0.54)	—	(0.54)
Year Ended 5/31/2021	$31.49	1.12	9.65	—	10.77	(1.20)	(0.28)	(1.48)
Year Ended 5/31/2020	$35.96	1.32	(1.23)	—	0.09	(1.20)	(3.36)	(4.56)
Year Ended 5/31/2019	$38.94	1.20	0.14	—	1.34	(1.32)	(3.00)	(4.32)
Year Ended 5/31/2018	$40.32	1.52	1.74	—	3.26	(1.52)	(3.12)	(4.64)
Year Ended 5/31/2017	$37.51	1.40	2.97	0.00(g)	4.37	(1.56)	—	(1.56)
Class C(c)
Six Months Ended 11/30/2021 (Unaudited)	$38.69	0.39	(0.29)	—	0.10	(0.34)	—	(0.34)
Year Ended 5/31/2021	$29.93	0.74	9.18	—	9.92	(0.88)	(0.28)	(1.16)
Year Ended 5/31/2020	$34.34	0.92	(1.13)	—	(0.21)	(0.84)	(3.36)	(4.20)
Year Ended 5/31/2019	$37.37	0.80	0.13	—	0.93	(0.96)	(3.00)	(3.96)
Year Ended 5/31/2018	$38.86	1.08	1.67	—	2.75	(1.12)	(3.12)	(4.24)
Year Ended 5/31/2017	$36.20	1.00	2.86	0.00(g)	3.86	(1.20)	—	(1.20)
Institutional Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$40.06	0.61	(0.31)	—	0.30	(0.54)	—	(0.54)
Year Ended 5/31/2021	$30.95	1.10	9.49	—	10.59	(1.20)	(0.28)	(1.48)
Year Ended 5/31/2020	$35.42	1.28	(1.19)	—	0.09	(1.20)	(3.36)	(4.56)
Year Ended 5/31/2019	$38.42	1.20	0.12	—	1.32	(1.32)	(3.00)	(4.32)
Year Ended 5/31/2018	$39.84	1.52	1.70	—	3.22	(1.52)	(3.12)	(4.64)
Year Ended 5/31/2017	$37.07	1.44	2.89	0.00(g)	4.33	(1.56)	—	(1.56)
Institutional 2 Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$40.18	0.62	(0.31)	—	0.31	(0.55)	—	(0.55)
Year Ended 5/31/2021	$31.04	1.12	9.52	—	10.64	(1.22)	(0.28)	(1.50)
Year Ended 5/31/2020	$35.50	1.32	(1.18)	—	0.14	(1.24)	(3.36)	(4.60)
Year Ended 5/31/2019	$38.49	1.20	0.17	—	1.37	(1.36)	(3.00)	(4.36)
Year Ended 5/31/2018	$39.91	1.52	1.74	—	3.26	(1.56)	(3.12)	(4.68)
Year Ended 5/31/2017	$37.14	1.44	2.93	0.00(g)	4.37	(1.60)	—	(1.60)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Dividend Opportunity Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Six Months Ended 11/30/2021 (Unaudited)	$39.58	0.67%	0.99%(d)	0.99%(d),(e)	2.71%(d)	19%	$1,326,109
Year Ended 5/31/2021	$39.82	34.85%	1.01%	1.01%(e)	2.98%	51%	$1,375,445
Year Ended 5/31/2020	$30.78	(0.90%)	1.00%	1.00%(e)	3.44%	47%	$1,179,625
Year Ended 5/31/2019	$35.23	3.47%	0.99%	0.99%(e)	2.92%	66%	$1,424,224
Year Ended 5/31/2018	$38.24	7.96%	0.98%(f)	0.98%(e),(f)	3.54%	65%	$1,612,108
Year Ended 5/31/2017	$39.68	11.71%(h)	0.99%(f)	0.99%(e),(f)	3.40%	65%	$1,942,546
Advisor Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$40.56	0.83%	0.74%(d)	0.74%(d),(e)	2.95%(d)	19%	$103,362
Year Ended 5/31/2021	$40.78	35.31%	0.76%	0.76%(e)	3.23%	51%	$108,945
Year Ended 5/31/2020	$31.49	(0.74%)	0.75%	0.75%(e)	3.72%	47%	$79,477
Year Ended 5/31/2019	$35.96	3.77%	0.74%	0.74%(e)	3.18%	66%	$82,497
Year Ended 5/31/2018	$38.94	8.20%	0.73%(f)	0.73%(e),(f)	3.76%	65%	$114,441
Year Ended 5/31/2017	$40.32	11.90%(h)	0.74%(f)	0.74%(e),(f)	3.66%	65%	$101,179
Class C(c)
Six Months Ended 11/30/2021 (Unaudited)	$38.45	0.29%	1.74%(d)	1.74%(d),(e)	1.95%(d)	19%	$92,182
Year Ended 5/31/2021	$38.69	34.05%	1.76%	1.76%(e)	2.26%	51%	$104,339
Year Ended 5/31/2020	$29.93	(1.67%)	1.75%	1.75%(e)	2.68%	47%	$163,439
Year Ended 5/31/2019	$34.34	2.64%	1.74%	1.74%(e)	2.18%	66%	$219,222
Year Ended 5/31/2018	$37.37	7.08%	1.73%(f)	1.73%(e),(f)	2.80%	65%	$312,766
Year Ended 5/31/2017	$38.86	10.88%(h)	1.74%(f)	1.74%(e),(f)	2.67%	65%	$392,361
Institutional Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$39.82	0.80%	0.74%(d)	0.74%(d),(e)	2.96%(d)	19%	$567,212
Year Ended 5/31/2021	$40.06	35.26%	0.76%	0.76%(e)	3.23%	51%	$572,007
Year Ended 5/31/2020	$30.95	(0.63%)	0.75%	0.75%(e)	3.68%	47%	$510,928
Year Ended 5/31/2019	$35.42	3.71%	0.74%	0.74%(e)	3.18%	66%	$647,702
Year Ended 5/31/2018	$38.42	8.19%	0.73%(f)	0.73%(e),(f)	3.83%	65%	$815,788
Year Ended 5/31/2017	$39.84	11.93%(h)	0.75%(f)	0.75%(e),(f)	3.72%	65%	$1,149,455
Institutional 2 Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$39.94	0.82%	0.70%(d)	0.69%(d)	3.01%(d)	19%	$128,177
Year Ended 5/31/2021	$40.18	35.37%	0.72%	0.71%	3.29%	51%	$134,775
Year Ended 5/31/2020	$31.04	(0.69%)	0.71%	0.70%	3.76%	47%	$112,602
Year Ended 5/31/2019	$35.50	3.87%	0.70%	0.69%	3.22%	66%	$116,907
Year Ended 5/31/2018	$38.49	8.24%	0.69%(f)	0.68%(f)	3.86%	65%	$160,493
Year Ended 5/31/2017	$39.91	11.99%(h)	0.68%(f)	0.68%(f)	3.75%	65%	$238,847
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2021	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$40.92	0.64	(0.30)	—	0.34	(0.56)	—	(0.56)
Year Ended 5/31/2021	$31.59	1.16	9.68	—	10.84	(1.23)	(0.28)	(1.51)
Year Ended 5/31/2020	$36.06	1.36	(1.23)	—	0.13	(1.24)	(3.36)	(4.60)
Year Ended 5/31/2019	$39.03	1.24	0.15	—	1.39	(1.36)	(3.00)	(4.36)
Year Ended 5/31/2018	$40.41	1.56	1.74	—	3.30	(1.56)	(3.12)	(4.68)
Year Ended 5/31/2017	$37.59	1.48	2.98	0.00(g)	4.46	(1.64)	—	(1.64)
Class R(c)
Six Months Ended 11/30/2021 (Unaudited)	$39.79	0.50	(0.29)	—	0.21	(0.44)	—	(0.44)
Year Ended 5/31/2021	$30.76	0.92	9.43	—	10.35	(1.04)	(0.28)	(1.32)
Year Ended 5/31/2020	$35.20	1.12	(1.16)	—	(0.04)	(1.04)	(3.36)	(4.40)
Year Ended 5/31/2019	$38.20	1.00	0.12	—	1.12	(1.12)	(3.00)	(4.12)
Year Ended 5/31/2018	$39.65	1.28	1.71	—	2.99	(1.32)	(3.12)	(4.44)
Year Ended 5/31/2017	$36.90	1.20	2.95	0.00(g)	4.15	(1.40)	—	(1.40)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	Rounds to zero.
(h)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Dividend Opportunity Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$40.70	0.88%	0.65%(d)	0.65%(d)	3.06%(d)	19%	$144,832
Year Ended 5/31/2021	$40.92	35.36%	0.67%	0.66%	3.33%	51%	$145,247
Year Ended 5/31/2020	$31.59	(0.63%)	0.66%	0.65%	3.83%	47%	$112,370
Year Ended 5/31/2019	$36.06	3.87%	0.65%	0.64%	3.28%	66%	$112,951
Year Ended 5/31/2018	$39.03	8.40%	0.64%(f)	0.63%(f)	3.86%	65%	$132,205
Year Ended 5/31/2017	$40.41	12.01%(h)	0.63%(f)	0.63%(f)	3.82%	65%	$159,887
Class R(c)
Six Months Ended 11/30/2021 (Unaudited)	$39.56	0.57%	1.24%(d)	1.24%(d),(e)	2.46%(d)	19%	$38,334
Year Ended 5/31/2021	$39.79	34.60%	1.26%	1.26%(e)	2.73%	51%	$39,905
Year Ended 5/31/2020	$30.76	(1.19%)	1.25%	1.25%(e)	3.21%	47%	$33,516
Year Ended 5/31/2019	$35.20	3.21%	1.24%	1.24%(e)	2.67%	66%	$38,093
Year Ended 5/31/2018	$38.20	7.69%	1.23%(f)	1.23%(e),(f)	3.28%	65%	$43,418
Year Ended 5/31/2017	$39.65	11.32%(h)	1.24%(f)	1.24%(e),(f)	3.17%	65%	$45,454
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2021	19

Notes to Financial Statements
November 30, 2021 (Unaudited)
Note 1. Organization
Columbia Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Statement of Changes in Net Assets and per share data in the Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The
20	Columbia Dividend Opportunity Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Dividend Opportunity Fund | Semiannual Report 2021	21

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2021 was 0.63% of the Fund’s average daily net assets.
22	Columbia Dividend Opportunity Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective through September 30, 2022, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.04% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the six months ended November 30, 2021, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.04
Institutional 3 Class	0.00
Class R	0.09
Columbia Dividend Opportunity Fund | Semiannual Report 2021	23

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2021, these minimum account balance fees reduced total expenses of the Fund by $60.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $773,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	226,260
Class C	—	1.00(b)	3,488

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2021 through September 30, 2022	Prior to October 1, 2021
Class A	1.06%	1.11%
Advisor Class	0.81	0.86
Class C	1.81	1.86
Institutional Class	0.81	0.86
Institutional 2 Class	0.76	0.79
Institutional 3 Class	0.72	0.75
Class R	1.31	1.36
24	Columbia Dividend Opportunity Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitments, effective through September 30, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.04% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2021, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,880,115,000	533,416,000	(36,851,000)	496,565,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $470,012,733 and $551,220,052, respectively, for the six months ended November 30, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Dividend Opportunity Fund | Semiannual Report 2021	25

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the six months ended November 30, 2021.
Note 9. Significant risks
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the
26	Columbia Dividend Opportunity Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At November 30, 2021, affiliated shareholders of record owned 54.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Dividend Opportunity Fund | Semiannual Report 2021	27

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Dividend Opportunity Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
28	Columbia Dividend Opportunity Fund | Semiannual Report 2021

Approval of Management Agreement  (continued)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that Fund performance was well within the range of that of peers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Dividend Opportunity Fund | Semiannual Report 2021	29

Approval of Management Agreement  (continued)

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
30	Columbia Dividend Opportunity Fund | Semiannual Report 2021

Approval of Management Agreement  (continued)

On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Dividend Opportunity Fund | Semiannual Report 2021	31

Columbia Dividend Opportunity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR140_05_M01_(01/22)

SemiAnnual Report
November 30, 2021
Columbia High Yield Bond Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia High Yield Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia High Yield Bond Fund  |  Semiannual Report 2021

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2010
Daniel DeYoung
Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended November 30, 2021)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/08/83	0.88	4.16	5.36	6.22
	Including sales charges		-3.91	-0.76	4.37	5.71
Advisor Class		12/11/06	1.02	4.42	5.61	6.46
Class C	Excluding sales charges	06/26/00	0.50	3.37	4.60	5.46
	Including sales charges		-0.49	2.38	4.60	5.46
Institutional Class		09/27/10	1.09	4.50	5.70	6.48
Institutional 2 Class		12/11/06	1.04	4.49	5.71	6.58
Institutional 3 Class*		11/08/12	1.07	4.54	5.79	6.61
Class R		12/11/06	0.76	3.98	5.10	5.99
ICE BofA U.S. Cash Pay High Yield Constrained Index			1.07	5.27	6.07	6.74
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The ICE BofA U.S. Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia High Yield Bond Fund | Semiannual Report 2021	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2021)
Convertible Bonds	0.2
Corporate Bonds & Notes	94.0
Exchange-Traded Fixed Income Funds	1.1
Foreign Government Obligations	0.2
Money Market Funds	1.4
Senior Loans	3.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at November 30, 2021)
BBB rating	0.9
BB rating	44.9
B rating	38.3
CCC rating	15.9
CC rating	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia High Yield Bond Fund | Semiannual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2021 — November 30, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,008.80	1,020.38	5.12	5.15	1.00
Advisor Class	1,000.00	1,000.00	1,010.20	1,021.66	3.84	3.86	0.75
Class C	1,000.00	1,000.00	1,005.00	1,016.56	8.94	8.99	1.75
Institutional Class	1,000.00	1,000.00	1,010.90	1,021.66	3.84	3.86	0.75
Institutional 2 Class	1,000.00	1,000.00	1,010.40	1,022.01	3.48	3.50	0.68
Institutional 3 Class	1,000.00	1,000.00	1,010.70	1,022.27	3.23	3.25	0.63
Class R	1,000.00	1,000.00	1,007.60	1,019.11	6.39	6.43	1.25
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia High Yield Bond Fund | Semiannual Report 2021	5

Portfolio of Investments
November 30, 2021 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Convertible Bonds 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.2%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	3,330,000	3,069,434
Total Convertible Bonds (Cost $3,153,239)			3,069,434

Corporate Bonds & Notes 93.7%

Aerospace & Defense 1.6%
Bombardier, Inc.(a)
04/15/2027	7.875%	5,318,000	5,476,143
02/15/2028	6.000%	669,000	664,380
TransDigm UK Holdings PLC
05/15/2026	6.875%	1,017,000	1,069,736
TransDigm, Inc.(a)
03/15/2026	6.250%	7,624,000	7,907,755
TransDigm, Inc.
06/15/2026	6.375%	8,153,000	8,389,775
11/15/2027	5.500%	689,000	693,874
01/15/2029	4.625%	1,356,000	1,301,279
05/01/2029	4.875%	2,706,000	2,631,665
Total			28,134,607
Airlines 2.0%
Air Canada(a)
08/15/2026	3.875%	3,955,000	3,949,943
American Airlines, Inc.(a)
07/15/2025	11.750%	3,096,000	3,753,959
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	9,530,000	9,768,250
Delta Air Lines, Inc.
01/15/2026	7.375%	650,000	751,871
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2025	4.500%	4,940,000	5,176,219
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	5,251,529	5,373,144
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(a)
06/20/2027	6.500%	3,279,858	3,502,239
United Airlines, Inc.(a)
04/15/2026	4.375%	2,974,000	2,986,357
Total			35,261,982
Automotive 3.9%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	3,835,000	3,925,843
04/01/2027	6.500%	203,000	210,777
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Clarios Global LP(a)
05/15/2025	6.750%	2,270,000	2,373,146
Ford Motor Co.
02/12/2032	3.250%	3,108,000	3,111,758
01/15/2043	4.750%	4,357,000	4,662,446
Ford Motor Credit Co. LLC
03/18/2024	5.584%	8,288,000	8,865,226
11/01/2024	4.063%	1,261,000	1,315,178
06/16/2025	5.125%	1,781,000	1,924,743
11/13/2025	3.375%	4,360,000	4,452,493
01/08/2026	4.389%	2,745,000	2,902,322
08/17/2027	4.125%	5,119,000	5,399,667
02/16/2028	2.900%	2,325,000	2,289,548
11/13/2030	4.000%	3,180,000	3,335,567
IAA Spinco, Inc.(a)
06/15/2027	5.500%	781,000	810,633
Jaguar Land Rover Automotive PLC(a)
07/15/2029	5.500%	2,664,000	2,598,256
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	10,205,000	10,165,454
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2027	8.500%	4,347,000	4,590,521
Real Hero Merger Sub 2, Inc.(a)
02/01/2029	6.250%	2,283,000	2,291,560
Tenneco, Inc.(a)
01/15/2029	7.875%	3,762,000	4,028,216
Total			69,253,354
Brokerage/Asset Managers/Exchanges 1.2%
Advisor Group Holdings, Inc.(a)
08/01/2027	10.750%	1,012,000	1,103,085
AG Issuer LLC(a)
03/01/2028	6.250%	985,000	1,016,985
Aretec Escrow Issuer, Inc.(a)
04/01/2029	7.500%	1,625,000	1,680,944
Hightower Holding LLC(a)
04/15/2029	6.750%	4,062,000	4,100,601
NFP Corp.(a)
08/15/2028	4.875%	4,122,000	4,060,873
08/15/2028	6.875%	9,110,000	9,038,541
Total			21,001,029
Building Materials 1.5%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	7,798,000	7,865,103
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	2,198,000	2,268,775
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia High Yield Bond Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CP Atlas Buyer Inc.(a)
12/01/2028	7.000%	1,822,000	1,764,109
Interface, Inc.(a)
12/01/2028	5.500%	551,000	576,145
SRS Distribution, Inc.(a)
07/01/2028	4.625%	1,967,000	1,971,908
07/01/2029	6.125%	3,821,000	3,825,897
12/01/2029	6.000%	3,708,000	3,669,264
White Cap Buyer LLC(a)
10/15/2028	6.875%	3,467,000	3,550,863
Total			25,492,064
Cable and Satellite 7.3%
CCO Holdings LLC/Capital Corp.(a)
05/01/2026	5.500%	1,596,000	1,646,448
06/01/2029	5.375%	6,200,000	6,564,275
03/01/2030	4.750%	11,138,000	11,421,185
CCO Holdings LLC/Capital Corp.
05/01/2032	4.500%	1,887,000	1,883,230
CSC Holdings LLC(a)
02/01/2029	6.500%	13,364,000	14,135,219
01/15/2030	5.750%	2,571,000	2,520,553
12/01/2030	4.125%	1,315,000	1,258,612
02/15/2031	3.375%	7,622,000	6,979,329
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%	2,112,000	2,150,557
DISH DBS Corp.(a)
12/01/2028	5.750%	7,832,000	7,711,242
DISH DBS Corp.
06/01/2029	5.125%	19,881,000	17,475,664
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	2,395,000	2,381,145
09/15/2028	6.500%	9,764,000	9,470,529
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	3,338,000	3,288,738
08/01/2027	5.000%	1,035,000	1,068,036
07/01/2030	4.125%	6,167,000	6,025,482
Videotron Ltd.(a)
06/15/2029	3.625%	2,214,000	2,215,858
Virgin Media Finance PLC(a)
07/15/2030	5.000%	7,349,000	7,128,026
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	3,470,000	3,474,994
Ziggo BV(a)
01/15/2027	5.500%	11,133,000	11,467,520
01/15/2030	4.875%	7,741,000	7,825,596
Total			128,092,238
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 2.6%
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	2,346,000	2,229,484
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	2,767,000	2,858,254
Element Solutions, Inc.(a)
09/01/2028	3.875%	4,369,000	4,322,967
HB Fuller Co.
10/15/2028	4.250%	1,314,000	1,344,511
Herens Holdco Sarl(a)
05/15/2028	4.750%	4,046,000	3,937,343
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	2,430,000	2,581,093
INEOS Quattro Finance 2 Plc(a)
01/15/2026	3.375%	814,000	809,355
Ingevity Corp.(a)
02/01/2026	4.500%	1,073,000	1,083,436
11/01/2028	3.875%	3,545,000	3,396,690
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	3,244,000	3,485,738
Iris Holdings, Inc.(a),(b)
02/15/2026	8.750%	2,366,000	2,379,270
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	3,292,000	3,189,125
SPCM SA(a)
03/15/2027	3.125%	1,661,000	1,624,312
Unifrax Escrow Issuer Corp.(a)
09/30/2028	5.250%	1,671,000	1,643,158
09/30/2029	7.500%	939,000	917,151
WR Grace Holdings LLC(a)
06/15/2027	4.875%	2,837,000	2,845,755
08/15/2029	5.625%	6,296,000	6,328,975
Total			44,976,617
Construction Machinery 0.7%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	6,756,000	6,570,518
Herc Holdings, Inc.(a)
07/15/2027	5.500%	2,032,000	2,103,978
PECF USS Intermediate Holding III Corp.(a)
11/15/2029	8.000%	487,000	496,175
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	3,058,000	3,105,588
Total			12,276,259

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2021	7

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 2.3%
APX Group, Inc.(a)
02/15/2027	6.750%	1,020,000	1,061,276
07/15/2029	5.750%	1,822,000	1,782,297
Arches Buyer, Inc.(a)
06/01/2028	4.250%	2,298,000	2,275,595
12/01/2028	6.125%	654,000	659,406
Match Group, Inc.(a)
12/15/2027	5.000%	1,031,000	1,074,664
06/01/2028	4.625%	1,915,000	1,944,596
Staples, Inc.(a)
04/15/2026	7.500%	4,356,000	4,326,010
04/15/2027	10.750%	1,384,000	1,259,747
Uber Technologies, Inc.(a)
05/15/2025	7.500%	10,010,000	10,563,952
08/15/2029	4.500%	15,143,000	14,952,039
Total			39,899,582
Consumer Products 0.6%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	2,225,000	2,323,605
Mattel, Inc.(a)
12/15/2027	5.875%	2,735,000	2,926,975
Mattel, Inc.
11/01/2041	5.450%	776,000	915,227
Prestige Brands, Inc.(a)
01/15/2028	5.125%	1,428,000	1,481,400
Scotts Miracle-Gro Co. (The)(a)
02/01/2032	4.375%	598,000	593,263
Spectrum Brands, Inc.
07/15/2025	5.750%	2,076,000	2,119,945
Total			10,360,415
Diversified Manufacturing 1.0%
Madison IAQ LLC(a)
06/30/2028	4.125%	1,444,000	1,405,790
06/30/2029	5.875%	4,624,000	4,452,449
Resideo Funding, Inc.(a)
09/01/2029	4.000%	3,127,000	3,004,247
Vertical Holdco GmbH(a)
07/15/2028	7.625%	566,000	591,473
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	1,123,000	1,141,597
Welbilt, Inc.
02/15/2024	9.500%	1,206,000	1,227,833
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	3,201,000	3,382,875
06/15/2028	7.250%	2,471,000	2,686,320
Total			17,892,584
Electric 4.8%
Atlantica Sustainable Infrastructure PLC(a)
06/15/2028	4.125%	2,597,000	2,616,549
Calpine Corp.(a)
06/01/2026	5.250%	1,789,000	1,832,879
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	4,159,000	4,374,033
02/15/2031	3.750%	9,935,000	9,827,203
01/15/2032	3.750%	5,451,000	5,374,547
FirstEnergy Corp.
11/15/2031	7.375%	1,042,000	1,397,115
FirstEnergy Corp.(c)
07/15/2047	5.350%	1,563,000	1,858,700
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	5,183,000	5,153,354
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	11,998,000	12,705,248
NRG Energy, Inc.(a)
02/15/2029	3.375%	2,639,000	2,548,759
06/15/2029	5.250%	4,667,000	4,844,709
02/15/2031	3.625%	7,913,000	7,520,616
02/15/2032	3.875%	1,817,000	1,744,699
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	2,180,000	2,217,507
PG&E Corp.
07/01/2028	5.000%	1,985,000	2,044,215
07/01/2030	5.250%	2,810,000	2,892,384
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	2,550,000	2,663,505
01/15/2030	4.750%	3,725,000	3,787,424
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	1,147,000	1,177,269
02/15/2027	5.625%	2,638,000	2,709,605
07/31/2027	5.000%	1,538,000	1,557,377
05/01/2029	4.375%	2,730,000	2,679,016
Total			83,526,713
Environmental 1.4%
GFL Environmental, Inc.(a)
06/01/2025	4.250%	2,474,000	2,536,589
08/01/2025	3.750%	2,894,000	2,930,365
12/15/2026	5.125%	3,627,000	3,758,171
08/01/2028	4.000%	3,368,000	3,260,516
06/15/2029	4.750%	4,421,000	4,418,909

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia High Yield Bond Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	7,748,000	7,704,003
Total			24,608,553
Finance Companies 1.7%
Global Aircraft Leasing Co., Ltd.(a),(b)
09/15/2024	6.500%	1,767,835	1,715,475
Navient Corp.
06/25/2025	6.750%	1,630,000	1,754,709
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	5,305,000	5,330,546
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	2,146,000	2,096,241
03/01/2031	3.875%	1,983,000	1,959,622
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	12,195,000	11,954,319
Springleaf Finance Corp.
03/15/2024	6.125%	4,775,000	5,045,984
Total			29,856,896
Food and Beverage 4.1%
Aramark Services, Inc.(a)
05/01/2025	6.375%	1,025,000	1,069,613
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	10,948,000	11,179,340
JBS USA LUX SA/Food Co./Finance, Inc.(a)
12/01/2031	3.750%	2,161,000	2,181,107
Kraft Heinz Foods Co.
06/01/2046	4.375%	2,556,000	2,960,530
10/01/2049	4.875%	3,360,000	4,184,018
Kraft Heinz Foods Co. (The)
07/15/2045	5.200%	4,131,000	5,256,843
Lamb Weston Holdings, Inc.(a)
01/31/2030	4.125%	3,544,000	3,535,020
01/31/2032	4.375%	3,547,000	3,533,899
Performance Food Group, Inc.(a)
05/01/2025	6.875%	733,000	767,634
Pilgrim’s Pride Corp.(a)
04/15/2031	4.250%	9,032,000	9,464,181
03/01/2032	3.500%	8,338,000	8,406,191
Post Holdings, Inc.(a)
03/01/2027	5.750%	6,972,000	7,187,372
04/15/2030	4.625%	2,626,000	2,603,223
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	2,749,000	2,722,717
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	2,133,000	2,103,598
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	2,687,000	2,611,447
US Foods, Inc.(a)
06/01/2030	4.625%	2,722,000	2,735,686
Total			72,502,419
Gaming 4.0%
Boyd Gaming Corp.(a)
06/01/2025	8.625%	497,000	531,688
06/15/2031	4.750%	2,192,000	2,182,388
Boyd Gaming Corp.
12/01/2027	4.750%	1,892,000	1,913,748
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	7,945,000	7,724,841
CCM Merger, Inc.(a)
05/01/2026	6.375%	2,305,000	2,399,682
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	1,023,000	1,063,255
07/01/2025	6.250%	5,395,000	5,619,008
07/01/2027	8.125%	4,978,000	5,470,122
International Game Technology PLC(a)
02/15/2025	6.500%	2,515,000	2,728,775
04/15/2026	4.125%	1,892,000	1,933,145
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
06/15/2025	4.625%	3,784,000	4,024,229
02/15/2029	3.875%	775,000	813,780
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	5,237,000	5,188,346
Penn National Gaming, Inc.(a)
07/01/2029	4.125%	2,071,000	1,953,990
Scientific Games International, Inc.(a)
07/01/2025	8.625%	1,285,000	1,370,936
10/15/2025	5.000%	5,966,000	6,138,869
03/15/2026	8.250%	6,838,000	7,203,372
05/15/2028	7.000%	2,215,000	2,355,046
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	2,382,000	2,459,453
02/15/2027	3.750%	1,255,000	1,286,012
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	3,017,000	3,027,307
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	1,430,000	1,491,495
10/01/2029	5.125%	963,000	941,719
Total			69,821,206
Health Care 6.3%
180 Medical, Inc.(a)
10/15/2029	3.875%	1,050,000	1,032,157

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2021	9

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	601,000	625,558
04/15/2029	5.000%	829,000	846,219
AdaptHealth LLC(a)
03/01/2030	5.125%	5,420,000	5,373,140
Avantor Funding, Inc.(a)
07/15/2028	4.625%	3,369,000	3,481,578
11/01/2029	3.875%	7,225,000	7,226,456
Catalent Pharma Solutions, Inc.(a)
07/15/2027	5.000%	727,000	752,477
04/01/2030	3.500%	2,203,000	2,140,047
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%	1,072,000	1,087,248
03/15/2029	3.750%	1,397,000	1,389,716
03/15/2031	4.000%	1,118,000	1,123,880
CHS/Community Health Systems, Inc.(a)
02/15/2025	6.625%	3,788,000	3,923,864
03/15/2026	8.000%	2,949,000	3,083,922
03/15/2027	5.625%	1,043,000	1,072,276
04/15/2029	6.875%	4,444,000	4,376,528
Encompass Health Corp.
02/01/2028	4.500%	917,000	926,991
HCA, Inc.
09/01/2028	5.625%	5,109,000	5,904,660
02/01/2029	5.875%	2,357,000	2,780,374
09/01/2030	3.500%	3,520,000	3,663,735
Indigo Merger Sub, Inc.(a)
07/15/2026	2.875%	1,595,000	1,595,241
Jaguar Holding Co. II/PPD Development LP(a)
06/15/2025	4.625%	1,303,000	1,349,933
06/15/2028	5.000%	1,197,000	1,282,370
Mozart Debt Merger Sub, Inc.(a)
10/01/2029	5.250%	1,653,000	1,652,023
Ortho-Clinical Diagnostics, Inc./SA(a)
06/01/2025	7.375%	419,000	439,158
02/01/2028	7.250%	533,000	563,280
Radiology Partners, Inc.(a)
02/01/2028	9.250%	2,452,000	2,511,920
RP Escrow Issuer LLC(a)
12/15/2025	5.250%	10,055,000	9,929,363
Select Medical Corp.(a)
08/15/2026	6.250%	5,661,000	5,943,973
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	454,000	458,766
04/15/2027	10.000%	1,649,000	1,764,308
Syneos Health, Inc.(a)
01/15/2029	3.625%	1,134,000	1,117,460
Teleflex, Inc.
11/15/2027	4.625%	3,130,000	3,232,334
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Teleflex, Inc.(a)
06/01/2028	4.250%	946,000	961,458
Tenet Healthcare Corp.(a)
04/01/2025	7.500%	1,638,000	1,723,796
02/01/2027	6.250%	4,418,000	4,577,032
11/01/2027	5.125%	5,796,000	5,958,210
10/01/2028	6.125%	6,728,000	6,875,308
Tenet Healthcare Corp.(a),(d)
01/15/2030	4.375%	3,356,000	3,344,100
US Acute Care Solutions LLC(a)
03/01/2026	6.375%	4,101,000	4,204,109
Total			110,294,968
Healthcare Insurance 0.5%
Centene Corp.
10/15/2030	3.000%	8,188,000	8,180,634
08/01/2031	2.625%	936,000	904,795
Total			9,085,429
Home Construction 0.5%
Meritage Homes Corp.(a)
04/15/2029	3.875%	1,930,000	1,982,235
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%	1,563,000	1,563,479
04/01/2029	4.750%	513,000	510,454
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	2,300,000	2,390,828
03/01/2024	5.625%	2,745,000	2,917,888
Total			9,364,884
Independent Energy 6.1%
Apache Corp.
11/15/2025	4.625%	1,771,000	1,873,455
11/15/2027	4.875%	2,362,000	2,519,368
10/15/2028	4.375%	3,735,000	3,939,847
01/15/2030	4.250%	1,554,000	1,624,104
09/01/2040	5.100%	2,696,000	2,928,775
02/01/2042	5.250%	755,000	846,149
04/15/2043	4.750%	2,937,000	3,130,782
01/15/2044	4.250%	539,000	539,878
Callon Petroleum Co.
10/01/2024	6.125%	3,644,000	3,507,485
07/01/2026	6.375%	11,000,000	10,427,366
Callon Petroleum Co.(a)
08/01/2028	8.000%	5,947,000	5,825,711
CNX Resources Corp.(a)
03/14/2027	7.250%	4,290,000	4,532,998
01/15/2029	6.000%	1,666,000	1,706,158
Comstock Resources, Inc.(a)
03/01/2029	6.750%	1,886,000	1,961,463

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia High Yield Bond Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CrownRock LP/Finance, Inc.(a)
05/01/2029	5.000%	1,378,000	1,386,147
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	1,116,000	1,161,243
EQT Corp.
01/15/2029	5.000%	1,846,000	2,026,932
EQT Corp.(c)
02/01/2030	7.500%	2,547,000	3,216,987
EQT Corp.(a)
05/15/2031	3.625%	1,723,000	1,757,629
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	2,645,000	2,695,894
Matador Resources Co.
09/15/2026	5.875%	5,949,000	6,035,656
Occidental Petroleum Corp.
04/15/2026	3.400%	4,798,000	4,758,212
08/15/2026	3.200%	1,119,000	1,101,562
08/15/2029	3.500%	4,708,000	4,612,986
09/01/2030	6.625%	6,530,000	7,832,498
01/01/2031	6.125%	1,687,000	1,968,716
09/15/2036	6.450%	1,938,000	2,405,959
08/15/2039	4.300%	2,065,000	2,016,154
06/15/2045	4.625%	4,688,000	4,751,528
03/15/2046	6.600%	1,129,000	1,438,748
04/15/2046	4.400%	8,138,000	8,020,578
03/15/2048	4.200%	1,910,000	1,836,028
08/15/2049	4.400%	996,000	983,465
SM Energy Co.
01/15/2027	6.625%	804,000	806,265
07/15/2028	6.500%	1,492,000	1,508,914
Total			107,685,640
Leisure 3.5%
Carnival Corp.(a)
03/01/2026	7.625%	10,269,000	10,543,656
03/01/2027	5.750%	5,805,000	5,665,449
05/01/2029	6.000%	4,391,000	4,282,710
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
06/01/2024	5.375%	2,873,000	2,902,547
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	4,476,000	4,626,509
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	1,198,000	1,268,767
Cinemark USA, Inc.(a)
03/15/2026	5.875%	5,139,000	5,099,314
07/15/2028	5.250%	2,457,000	2,318,645
Live Nation Entertainment, Inc.(a)
10/15/2027	4.750%	1,629,000	1,626,990
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NCL Corp., Ltd.(a)
12/15/2024	3.625%	1,905,000	1,753,286
03/15/2026	5.875%	4,309,000	4,201,845
Royal Caribbean Cruises Ltd.(a)
06/15/2023	9.125%	1,119,000	1,187,749
07/01/2026	4.250%	4,697,000	4,438,188
08/31/2026	5.500%	3,115,000	3,041,059
04/01/2028	5.500%	3,572,000	3,479,336
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	3,269,000	3,296,925
Viking Cruises Ltd.(a)
09/15/2027	5.875%	905,000	841,916
Total			60,574,891
Lodging 0.3%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	1,328,000	1,375,491
05/01/2028	5.750%	3,120,000	3,301,491
Marriott Ownership Resorts, Inc.
01/15/2028	4.750%	280,000	281,299
Total			4,958,281
Media and Entertainment 2.9%
Cengage Learning, Inc.(a)
06/15/2024	9.500%	11,460,000	11,553,768
Clear Channel International BV(a)
08/01/2025	6.625%	4,173,000	4,323,004
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	6,189,000	6,461,347
06/01/2029	7.500%	3,891,000	4,002,271
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	4,457,000	4,516,987
Diamond Sports Group LLC/Finance Co.(a)
08/15/2027	6.625%	2,128,000	447,961
iHeartCommunications, Inc.
05/01/2027	8.375%	3,261,817	3,436,187
Netflix, Inc.
05/15/2029	6.375%	141,000	175,294
Netflix, Inc.(a)
11/15/2029	5.375%	1,114,000	1,318,596
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	1,896,000	1,913,373
01/15/2029	4.250%	1,468,000	1,427,928
03/15/2030	4.625%	4,828,000	4,749,918
Playtika Holding Corp.(a)
03/15/2029	4.250%	3,718,000	3,531,769

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2021	11

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Roblox Corp.(a)
05/01/2030	3.875%	3,464,000	3,471,146
Total			51,329,549
Metals and Mining 3.9%
Alcoa Nederland Holding BV(a)
03/31/2029	4.125%	1,826,000	1,863,093
Allegheny Technologies, Inc.
10/01/2029	4.875%	1,139,000	1,124,167
10/01/2031	5.125%	4,832,000	4,790,752
Commercial Metals Co.
02/15/2031	3.875%	499,000	494,777
Constellium NV(a)
02/15/2026	5.875%	3,440,000	3,491,372
Constellium SE(a)
06/15/2028	5.625%	2,534,000	2,642,496
04/15/2029	3.750%	12,685,000	12,019,698
Freeport-McMoRan, Inc.
09/01/2029	5.250%	4,254,000	4,616,439
03/15/2043	5.450%	5,955,000	7,343,637
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%	2,633,000	2,588,026
04/01/2029	6.125%	11,985,000	12,480,293
Kaiser Aluminum Corp.(a)
06/01/2031	4.500%	6,966,000	6,762,285
Novelis Corp.(a)
11/15/2026	3.250%	2,314,000	2,311,296
01/30/2030	4.750%	2,560,000	2,584,797
08/15/2031	3.875%	2,791,000	2,701,752
Total			67,814,880
Midstream 7.1%
Cheniere Energy Partners LP(a)
03/01/2031	4.000%	2,174,000	2,235,222
01/31/2032	3.250%	7,466,000	7,252,673
Cheniere Energy, Inc.
10/15/2028	4.625%	3,343,000	3,444,054
CNX Midstream Partners LP(a)
04/15/2030	4.750%	3,589,000	3,553,712
DCP Midstream Operating LP
07/15/2027	5.625%	1,827,000	2,044,451
04/01/2044	5.600%	4,002,000	4,761,412
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	4,005,000	4,053,857
EQM Midstream Partners LP(a)
07/01/2025	6.000%	3,259,000	3,464,466
07/01/2027	6.500%	2,315,000	2,500,910
01/15/2029	4.500%	2,593,000	2,594,394
01/15/2031	4.750%	10,891,000	11,001,427
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Holly Energy Partners LP/Finance Corp.(a)
02/01/2028	5.000%	4,181,000	4,151,871
NuStar Logistics LP
10/01/2025	5.750%	1,639,000	1,735,211
06/01/2026	6.000%	2,535,000	2,701,918
04/28/2027	5.625%	6,524,000	6,675,670
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	5,518,000	5,493,810
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	964,000	988,783
01/15/2028	5.000%	10,197,000	10,550,416
03/01/2030	5.500%	6,463,000	7,016,236
02/01/2031	4.875%	2,446,000	2,627,370
Targa Resources Partners LP/Finance Corp.(a)
01/15/2032	4.000%	2,339,000	2,419,623
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	5,118,000	4,989,313
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	4,898,000	4,926,522
08/15/2031	4.125%	3,770,000	3,859,036
11/01/2033	3.875%	4,167,000	4,177,702
Western Gas Partners LP
07/01/2026	4.650%	2,009,000	2,156,225
08/15/2028	4.750%	5,131,000	5,587,256
Western Midstream Operating LP
02/01/2025	4.350%	7,101,000	7,346,020
03/01/2028	4.500%	641,000	689,055
Total			124,998,615
Oil Field Services 0.9%
Apergy Corp.
05/01/2026	6.375%	2,786,000	2,883,905
Nabors Industries Ltd.(a)
01/15/2028	7.500%	1,604,000	1,363,351
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	11,553,414	11,154,047
Total			15,401,303
Other REIT 1.7%
Blackstone Mortgage Trust, Inc.(a)
01/15/2027	3.750%	4,756,000	4,685,850
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%	4,359,000	4,391,854
02/01/2027	4.250%	2,309,000	2,294,227
06/15/2029	4.750%	6,958,000	6,928,565
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%	2,852,000	2,948,650
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	2,776,000	2,780,812

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia High Yield Bond Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	1,903,000	1,889,106
09/15/2029	4.000%	2,109,000	2,051,429
Service Properties Trust
03/15/2024	4.650%	1,517,000	1,479,050
10/01/2024	4.350%	704,000	685,117
Total			30,134,660
Packaging 2.3%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
09/01/2029	4.000%	7,374,000	7,159,145
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
04/30/2025	5.250%	2,283,000	2,351,317
08/15/2026	4.125%	2,762,000	2,791,285
08/15/2027	5.250%	4,499,000	4,422,068
08/15/2027	5.250%	1,424,000	1,397,062
BWAY Holding Co.(a)
04/15/2024	5.500%	4,416,000	4,425,710
Canpack SA/US LLC(a)
11/15/2029	3.875%	6,884,000	6,696,268
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	5,601,000	5,801,377
LABL, Inc.(a)
11/01/2028	5.875%	501,000	495,482
Novolex(a)
01/15/2025	6.875%	1,805,000	1,805,808
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	3,440,000	3,562,867
Total			40,908,389
Pharmaceuticals 2.4%
Bausch Health Companies, Inc.(a)
04/15/2025	6.125%	4,545,000	4,603,735
04/01/2026	9.250%	4,619,000	4,840,187
01/31/2027	8.500%	835,000	861,222
01/15/2028	7.000%	1,894,000	1,829,146
06/01/2028	4.875%	1,331,000	1,312,046
02/15/2029	6.250%	3,397,000	3,082,882
Endo Dac/Finance LLC/Finco, Inc.(a)
07/31/2027	9.500%	1,135,000	1,144,192
06/30/2028	6.000%	1,684,000	1,265,908
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	2,601,000	2,577,149
Jazz Securities DAC(a)
01/15/2029	4.375%	1,990,000	2,029,387
Organon Finance 1 LLC(a)
04/30/2028	4.125%	8,273,000	8,261,226
04/30/2031	5.125%	6,155,000	6,282,246
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	3,818,000	3,850,082
Total			41,939,408
Property & Casualty 2.0%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	2,588,000	2,526,269
10/15/2027	6.750%	6,770,000	6,850,106
11/01/2029	5.875%	2,548,000	2,487,391
AssuredPartners, Inc.(a)
01/15/2029	5.625%	2,660,000	2,563,449
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	6,070,000	5,934,282
HUB International Ltd.(a)
05/01/2026	7.000%	5,080,000	5,193,543
12/01/2029	5.625%	4,780,000	4,770,306
MGIC Investment Corp.
08/15/2028	5.250%	460,000	476,274
Radian Group, Inc.
03/15/2025	6.625%	179,000	195,474
03/15/2027	4.875%	1,061,000	1,116,996
USI, Inc.(a)
05/01/2025	6.875%	2,804,000	2,819,842
Total			34,933,932
Restaurants 0.7%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%	2,265,000	2,353,430
IRB Holding Corp.(a)
06/15/2025	7.000%	2,261,000	2,380,172
02/15/2026	6.750%	6,967,000	7,075,984
Yum! Brands, Inc.(a)
04/01/2025	7.750%	436,000	459,968
Total			12,269,554
Retailers 1.0%
Asbury Automotive Group Inc.(a)
02/15/2032	5.000%	1,087,000	1,094,509
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%	1,088,000	1,096,289
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	769,000	760,367
L Brands, Inc.
02/01/2028	5.250%	1,472,000	1,578,586
11/01/2035	6.875%	5,027,000	6,047,896
LCM Investments Holdings II LLC(a)
05/01/2029	4.875%	2,258,000	2,257,554

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2021	13

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Penske Automotive Group, Inc.
09/01/2025	3.500%	859,000	873,803
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	3,647,000	3,694,631
02/15/2029	7.750%	902,000	965,311
Total			18,368,946
Supermarkets 0.4%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	1,874,000	2,000,481
02/15/2028	5.875%	1,043,000	1,097,025
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
01/15/2027	4.625%	3,021,000	3,130,950
SEG Holding LLC/Finance Corp.(a)
10/15/2028	5.625%	759,000	797,011
Total			7,025,467
Technology 5.2%
Ascend Learning LLC(a)
08/01/2025	6.875%	2,873,000	2,923,042
08/01/2025	6.875%	2,691,000	2,738,637
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	4,002,000	3,919,872
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	897,000	942,209
03/01/2026	9.125%	546,000	570,570
Camelot Finance SA(a)
11/01/2026	4.500%	2,158,000	2,238,766
CDK Global, Inc.
06/01/2027	4.875%	2,037,000	2,099,852
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	2,209,000	2,170,992
07/01/2029	4.875%	4,884,000	4,785,536
Everi Holdings, Inc.(a)
07/15/2029	5.000%	473,000	473,128
Gartner, Inc.(a)
07/01/2028	4.500%	2,740,000	2,846,974
06/15/2029	3.625%	1,678,000	1,674,719
HealthEquity, Inc.(a)
10/01/2029	4.500%	4,486,000	4,447,207
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	4,210,000	4,137,596
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	3,709,000	3,798,080
Iron Mountain, Inc.(a)
09/15/2027	4.875%	1,196,000	1,216,327
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	4,816,000	4,794,770
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Microchip Technology, Inc.
09/01/2025	4.250%	2,608,000	2,701,292
Nielsen Finance LLC/Co.(a)
10/01/2028	5.625%	1,916,000	1,962,581
07/15/2029	4.500%	2,215,000	2,143,746
10/01/2030	5.875%	1,217,000	1,267,278
07/15/2031	4.750%	2,772,000	2,691,862
Plantronics, Inc.(a)
03/01/2029	4.750%	9,854,000	8,885,857
PTC, Inc.(a)
02/15/2025	3.625%	723,000	726,879
02/15/2028	4.000%	1,043,000	1,050,790
Sabre GLBL, Inc.(a)
04/15/2025	9.250%	696,000	772,361
09/01/2025	7.375%	832,000	860,867
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	2,630,000	2,723,770
Square, Inc.(a)
06/01/2031	3.500%	3,039,000	3,083,800
Switch Ltd.(a)
09/15/2028	3.750%	938,000	928,693
06/15/2029	4.125%	2,211,000	2,221,557
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	1,447,000	1,504,091
Verscend Escrow Corp.(a)
08/15/2026	9.750%	4,487,000	4,719,920
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	7,607,000	7,450,850
Total			91,474,471
Wireless 3.9%
Altice France Holding SA(a)
05/15/2027	10.500%	4,123,000	4,442,152
02/15/2028	6.000%	12,997,000	12,238,757
Altice France SA(a)
02/01/2027	8.125%	3,670,000	3,916,188
07/15/2029	5.125%	6,266,000	5,968,789
10/15/2029	5.500%	1,785,000	1,724,886
Sprint Capital Corp.
11/15/2028	6.875%	8,231,000	10,170,577
T-Mobile USA, Inc.
02/15/2026	2.250%	1,153,000	1,139,137
02/01/2028	4.750%	3,381,000	3,535,957
02/15/2029	2.625%	4,715,000	4,551,141
02/15/2031	2.875%	2,619,000	2,540,566
04/15/2031	3.500%	887,000	903,115
T-Mobile USA, Inc.(a)
04/15/2031	3.500%	5,157,000	5,235,557

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia High Yield Bond Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	5,525,000	5,289,687
07/15/2031	4.750%	6,483,000	6,423,490
Total			68,079,999
Wirelines 1.4%
CenturyLink, Inc.
04/01/2024	7.500%	7,238,000	7,851,911
CenturyLink, Inc.(a)
12/15/2026	5.125%	2,571,000	2,579,807
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	2,746,000	2,616,999
03/01/2028	6.125%	3,961,000	3,718,915
Iliad Holding SAS(a)
10/15/2026	6.500%	3,606,000	3,695,806
10/15/2028	7.000%	4,406,000	4,511,362
Total			24,974,800
Total Corporate Bonds & Notes (Cost $1,627,537,839)			1,644,574,584

Exchange-Traded Fixed Income Funds 1.1%
	Shares	Value ($)
High Yield 1.1%
iShares iBoxx $ High Yield Corporate Bond ETF	231,600	19,834,224
Total Exchange-Traded Fixed Income Funds (Cost $20,057,605)		19,834,224

Foreign Government Obligations(e) 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.2%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	3,114,000	3,265,075
Total Foreign Government Obligations (Cost $3,180,846)			3,265,075

Senior Loans 3.1%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.1%
WR Grace & Co.(f),(g)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 09/22/2028	4.250%	1,953,000	1,947,297
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.4%
8th Avenue Food & Provisions, Inc.(f),(g)
1st Lien Term Loan
1-month USD LIBOR + 3.750% 10/01/2025	3.842%	3,105,436	3,053,047
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	7.842%	3,441,442	3,338,199
Total			6,391,246
Consumer Products 0.3%
SWF Holdings I Corp.(f),(g)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/06/2028	4.750%	5,479,000	5,396,815
Food and Beverage 0.1%
BellRing Brands LLC(f),(g)
Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/21/2024	4.750%	2,262,914	2,261,693
Health Care 0.3%
Surgery Center Holdings, Inc.(f),(g)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 08/31/2026	4.500%	4,917,759	4,895,235
Media and Entertainment 0.2%
Cengage Learning, Inc.(f),(g)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	5.750%	3,988,729	3,970,780
Restaurants 0.3%
IRB Holding Corp.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2025	3.750%	4,494,560	4,460,042
Technology 1.4%
Applied Systems, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 09/19/2024	3.750%	1,747,800	1,741,526

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2021	15

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Ascend Learning LLC(f),(g)
Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	4.000%	1,458,989	1,446,222
Ascend Learning LLC(f),(g),(h)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 11/17/2028	4.000%	3,171,000	3,150,198
1-month USD LIBOR + 5.750% Floor 0.500% 11/16/2029	6.250%	1,886,000	1,889,150
DCert Buyer, Inc.(f),(g)
2nd Lien Term Loan
1-month USD LIBOR + 7.000% 02/19/2029	7.090%	2,702,000	2,718,401
Epicore Software Corp.(f),(g)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% Floor 1.000% 07/31/2028	8.750%	1,039,000	1,060,299
Loyalty Ventures, Inc.(f),(g),(h)
Term Loan
1-month USD LIBOR + 4.500% Floor 0.500% 11/03/2027	5.000%	2,767,000	2,741,627
Project Alpha Intermediate Holding, Inc.(f),(g)
Term Loan
1-month USD LIBOR + 4.000% 04/26/2024	4.100%	2,490,592	2,478,139
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
UKG, Inc.(f),(g),(h)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 05/04/2026	3.750%	1,902,848	1,891,545
Term Loan
1-month USD LIBOR + 5.250% Floor 0.500% 05/03/2027	5.750%	3,669,000	3,679,310
UKG, Inc.(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	3.840%	1,854,160	1,843,740
Total			24,640,157
Total Senior Loans (Cost $54,169,418)			53,963,265

Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.078%(i),(j)	25,547,265	25,544,711
Total Money Market Funds (Cost $25,547,476)		25,544,711
Total Investments in Securities (Cost: $1,733,646,423)		1,750,251,293
Other Assets & Liabilities, Net		4,672,566
Net Assets		1,754,923,859

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At November 30, 2021, the total value of these securities amounted to $1,279,447,553, which represents 72.91% of total net assets.
(b)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(c)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of November 30, 2021.
(d)	Represents a security purchased on a when-issued basis.
(e)	Principal and interest may not be guaranteed by a governmental entity.
(f)	The stated interest rate represents the weighted average interest rate at November 30, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(g)	Variable rate security. The interest rate shown was the current rate as of November 30, 2021.
(h)	Represents a security purchased on a forward commitment basis.
(i)	The rate shown is the seven-day current annualized yield at November 30, 2021.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia High Yield Bond Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Notes to Portfolio of Investments  (continued)
(j)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.078%
	51,310,701	287,507,095	(313,273,086)	1	25,544,711	—	14,289	25,547,265
Abbreviation Legend
LIBOR	London Interbank Offered Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Convertible Bonds	—	3,069,434	—	3,069,434
Corporate Bonds & Notes	—	1,644,574,584	—	1,644,574,584
Exchange-Traded Fixed Income Funds	19,834,224	—	—	19,834,224
Foreign Government Obligations	—	3,265,075	—	3,265,075
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2021	17

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Senior Loans	—	53,963,265	—	53,963,265
Money Market Funds	25,544,711	—	—	25,544,711
Total Investments in Securities	45,378,935	1,704,872,358	—	1,750,251,293
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia High Yield Bond Fund | Semiannual Report 2021

Statement of Assets and Liabilities
November 30, 2021 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,708,098,947)	$1,724,706,582
Affiliated issuers (cost $25,547,476)	25,544,711
Cash	47,142
Receivable for:
Investments sold	6,084,904
Capital shares sold	7,296,505
Dividends	1,920
Interest	22,624,557
Foreign tax reclaims	38,554
Expense reimbursement due from Investment Manager	999
Prepaid expenses	18,779
Trustees’ deferred compensation plan	1,127
Other assets	14,506
Total assets	1,786,380,286
Liabilities
Payable for:
Investments purchased	5,450,539
Investments purchased on a delayed delivery basis	16,675,938
Capital shares purchased	2,292,039
Distributions to shareholders	6,634,167
Management services fees	30,141
Distribution and/or service fees	4,816
Transfer agent fees	120,407
Compensation of board members	198,369
Compensation of chief compliance officer	171
Other expenses	48,713
Trustees’ deferred compensation plan	1,127
Total liabilities	31,456,427
Net assets applicable to outstanding capital stock	$1,754,923,859
Represented by
Paid in capital	1,739,053,293
Total distributable earnings (loss)	15,870,566
Total - representing net assets applicable to outstanding capital stock	$1,754,923,859
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2021	19

Statement of Assets and Liabilities  (continued)
November 30, 2021 (Unaudited)
Class A
Net assets	$603,326,588
Shares outstanding	50,722,673
Net asset value per share	$11.89
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.48
Advisor Class
Net assets	$104,288,127
Shares outstanding	8,717,351
Net asset value per share	$11.96
Class C
Net assets	$16,943,251
Shares outstanding	1,433,151
Net asset value per share	$11.82
Institutional Class
Net assets	$192,736,095
Shares outstanding	16,216,467
Net asset value per share	$11.89
Institutional 2 Class
Net assets	$65,177,963
Shares outstanding	5,498,641
Net asset value per share	$11.85
Institutional 3 Class
Net assets	$756,146,832
Shares outstanding	63,679,466
Net asset value per share	$11.87
Class R
Net assets	$16,305,003
Shares outstanding	1,366,657
Net asset value per share	$11.93
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia High Yield Bond Fund | Semiannual Report 2021

Statement of Operations
Six Months Ended November 30, 2021 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$395,334
Dividends — affiliated issuers	14,289
Interest	45,005,253
Interfund lending	638
Total income	45,415,514
Expenses:
Management services fees	5,804,626
Distribution and/or service fees
Class A	793,890
Class C	90,379
Class R	40,162
Transfer agent fees
Class A	392,530
Advisor Class	65,359
Class C	11,175
Institutional Class	124,610
Institutional 2 Class	21,035
Institutional 3 Class	21,848
Class R	9,932
Compensation of board members	30,137
Custodian fees	10,964
Printing and postage fees	44,006
Registration fees	62,183
Audit fees	19,965
Legal fees	15,222
Compensation of chief compliance officer	171
Other	13,358
Total expenses	7,571,552
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(239,965)
Fees waived by transfer agent
Institutional 3 Class	(6,974)
Expense reduction	(1,508)
Total net expenses	7,323,105
Net investment income	38,092,409
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	21,304,251
Net realized gain	21,304,251
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(40,047,217)
Investments — affiliated issuers	1
Net change in unrealized appreciation (depreciation)	(40,047,216)
Net realized and unrealized loss	(18,742,965)
Net increase in net assets resulting from operations	$19,349,444
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2021	21

Statement of Changes in Net Assets
	Six Months Ended November 30, 2021 (Unaudited)	Year Ended May 31, 2021
Operations
Net investment income	$38,092,409	$72,212,326
Net realized gain	21,304,251	21,487,272
Net change in unrealized appreciation (depreciation)	(40,047,216)	84,115,416
Net increase in net assets resulting from operations	19,349,444	177,815,014
Distributions to shareholders
Net investment income and net realized gains
Class A	(12,768,592)	(28,356,306)
Advisor Class	(2,258,182)	(4,905,238)
Class C	(296,654)	(914,630)
Institutional Class	(4,304,404)	(8,974,548)
Institutional 2 Class	(1,713,799)	(4,377,598)
Institutional 3 Class	(17,436,945)	(26,237,306)
Class R	(303,784)	(608,837)
Total distributions to shareholders	(39,082,360)	(74,374,463)
Increase (decrease) in net assets from capital stock activity	(41,952,105)	365,946,919
Total increase (decrease) in net assets	(61,685,021)	469,387,470
Net assets at beginning of period	1,816,608,880	1,347,221,410
Net assets at end of period	$1,754,923,859	$1,816,608,880
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia High Yield Bond Fund | Semiannual Report 2021

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2021 (Unaudited)		May 31, 2021
	Shares	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	6,258,908	75,840,414	8,264,991	97,279,567
Distributions reinvested	1,018,554	12,324,209	2,321,040	27,363,682
Redemptions	(8,705,720)	(105,522,350)	(13,558,506)	(159,608,974)
Net decrease	(1,428,258)	(17,357,727)	(2,972,475)	(34,965,725)
Advisor Class
Subscriptions	990,727	12,089,855	2,987,691	35,538,566
Distributions reinvested	183,374	2,231,026	408,304	4,840,814
Redemptions	(888,433)	(10,842,379)	(3,715,454)	(44,138,596)
Net increase (decrease)	285,668	3,478,502	(319,459)	(3,759,216)
Class C
Subscriptions	122,324	1,475,495	268,330	3,132,206
Distributions reinvested	24,122	290,026	75,053	877,422
Redemptions	(216,320)	(2,606,105)	(1,224,998)	(14,493,473)
Net decrease	(69,874)	(840,584)	(881,615)	(10,483,845)
Institutional Class
Subscriptions	2,555,071	30,952,661	6,639,646	77,994,366
Distributions reinvested	332,474	4,019,820	713,483	8,402,821
Redemptions	(2,613,217)	(31,625,051)	(6,745,509)	(79,631,218)
Net increase	274,328	3,347,430	607,620	6,765,969
Institutional 2 Class
Subscriptions	609,195	7,357,493	4,940,909	57,522,970
Distributions reinvested	139,798	1,685,740	371,362	4,364,340
Redemptions	(2,116,643)	(25,500,226)	(7,041,636)	(81,963,846)
Net decrease	(1,367,650)	(16,456,993)	(1,729,365)	(20,076,536)
Institutional 3 Class
Subscriptions	869,687	10,537,159	36,886,109	438,961,766
Distributions reinvested	1,391,315	16,805,268	2,090,952	24,757,782
Redemptions	(3,500,503)	(42,471,311)	(3,037,650)	(35,799,950)
Net increase (decrease)	(1,239,501)	(15,128,884)	35,939,411	427,919,598
Class R
Subscriptions	260,425	3,166,399	358,217	4,258,173
Distributions reinvested	24,343	295,280	47,735	564,499
Redemptions	(202,050)	(2,455,528)	(362,711)	(4,275,998)
Net increase	82,718	1,006,151	43,241	546,674
Total net increase (decrease)	(3,462,569)	(41,952,105)	30,687,358	365,946,919

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2021	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A(c)
Six Months Ended 11/30/2021 (Unaudited)	$12.03	0.24	(0.13)	0.11	(0.25)	(0.25)
Year Ended 5/31/2021	$11.19	0.52	0.85	1.37	(0.53)	(0.53)
Year Ended 5/31/2020	$11.44	0.56	(0.25)	0.31	(0.56)	(0.56)
Year Ended 5/31/2019	$11.39	0.56	0.05	0.61	(0.56)	(0.56)
Year Ended 5/31/2018	$11.92	0.56	(0.57)	(0.01)	(0.52)	(0.52)
Year Ended 5/31/2017	$11.38	0.56	0.54	1.10	(0.56)	(0.56)
Advisor Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$12.10	0.26	(0.13)	0.13	(0.27)	(0.27)
Year Ended 5/31/2021	$11.26	0.55	0.85	1.40	(0.56)	(0.56)
Year Ended 5/31/2020	$11.50	0.60	(0.24)	0.36	(0.60)	(0.60)
Year Ended 5/31/2019	$11.46	0.60	0.04	0.64	(0.60)	(0.60)
Year Ended 5/31/2018	$11.99	0.56	(0.53)	0.03	(0.56)	(0.56)
Year Ended 5/31/2017	$11.45	0.60	0.54	1.14	(0.60)	(0.60)
Class C(c)
Six Months Ended 11/30/2021 (Unaudited)	$11.96	0.19	(0.13)	0.06	(0.20)	(0.20)
Year Ended 5/31/2021	$11.13	0.43	0.84	1.27	(0.44)	(0.44)
Year Ended 5/31/2020	$11.36	0.48	(0.23)	0.25	(0.48)	(0.48)
Year Ended 5/31/2019	$11.32	0.48	0.04	0.52	(0.48)	(0.48)
Year Ended 5/31/2018	$11.84	0.44	(0.52)	(0.08)	(0.44)	(0.44)
Year Ended 5/31/2017	$11.30	0.48	0.54	1.02	(0.48)	(0.48)
Institutional Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$12.02	0.26	(0.13)	0.13	(0.26)	(0.26)
Year Ended 5/31/2021	$11.19	0.54	0.85	1.39	(0.56)	(0.56)
Year Ended 5/31/2020	$11.43	0.60	(0.24)	0.36	(0.60)	(0.60)
Year Ended 5/31/2019	$11.38	0.60	0.05	0.65	(0.60)	(0.60)
Year Ended 5/31/2018	$11.91	0.56	(0.53)	0.03	(0.56)	(0.56)
Year Ended 5/31/2017	$11.36	0.60	0.55	1.15	(0.60)	(0.60)
Institutional 2 Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$11.99	0.26	(0.13)	0.13	(0.27)	(0.27)
Year Ended 5/31/2021	$11.16	0.55	0.85	1.40	(0.57)	(0.57)
Year Ended 5/31/2020	$11.39	0.60	(0.23)	0.37	(0.60)	(0.60)
Year Ended 5/31/2019	$11.35	0.60	0.04	0.64	(0.60)	(0.60)
Year Ended 5/31/2018	$11.88	0.56	(0.53)	0.03	(0.56)	(0.56)
Year Ended 5/31/2017	$11.35	0.60	0.53	1.13	(0.60)	(0.60)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia High Yield Bond Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Six Months Ended 11/30/2021 (Unaudited)	$11.89	0.88%	1.02%(d)	1.00%(d),(e)	3.91%(d)	28%	$603,327
Year Ended 5/31/2021	$12.03	12.35%	1.03%	1.01%(e)	4.39%	58%	$627,451
Year Ended 5/31/2020	$11.19	2.82%	1.04%	1.03%(e)	4.86%	59%	$617,031
Year Ended 5/31/2019	$11.44	5.47%	1.04%	1.04%(e)	4.93%	41%	$692,138
Year Ended 5/31/2018	$11.39	0.10%	1.03%	1.03%(e)	4.60%	49%	$778,978
Year Ended 5/31/2017	$11.92	10.08%	1.03%	1.03%(e)	4.77%	60%	$929,057
Advisor Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$11.96	1.02%	0.77%(d)	0.75%(d),(e)	4.16%(d)	28%	$104,288
Year Ended 5/31/2021	$12.10	12.89%	0.78%	0.76%(e)	4.63%	58%	$102,028
Year Ended 5/31/2020	$11.26	3.08%	0.79%	0.78%(e)	5.11%	59%	$98,512
Year Ended 5/31/2019	$11.50	5.36%	0.79%	0.79%(e)	5.17%	41%	$88,582
Year Ended 5/31/2018	$11.46	0.37%	0.78%	0.78%(e)	4.89%	49%	$112,377
Year Ended 5/31/2017	$11.99	10.32%	0.79%	0.79%(e)	5.04%	60%	$68,934
Class C(c)
Six Months Ended 11/30/2021 (Unaudited)	$11.82	0.50%	1.77%(d)	1.75%(d),(e)	3.16%(d)	28%	$16,943
Year Ended 5/31/2021	$11.96	11.66%	1.78%	1.76%(e)	3.65%	58%	$17,974
Year Ended 5/31/2020	$11.13	2.03%	1.79%	1.78%(e)	4.12%	59%	$26,532
Year Ended 5/31/2019	$11.36	4.68%	1.79%	1.79%(e)	4.17%	41%	$34,097
Year Ended 5/31/2018	$11.32	(0.68%)	1.78%	1.78%(e)	3.85%	49%	$65,568
Year Ended 5/31/2017	$11.84	8.91%	1.78%	1.78%(e)	4.02%	60%	$84,315
Institutional Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$11.89	1.09%	0.77%(d)	0.75%(d),(e)	4.16%(d)	28%	$192,736
Year Ended 5/31/2021	$12.02	12.54%	0.78%	0.76%(e)	4.63%	58%	$191,648
Year Ended 5/31/2020	$11.19	3.07%	0.79%	0.78%(e)	5.11%	59%	$171,521
Year Ended 5/31/2019	$11.43	5.73%	0.79%	0.79%(e)	5.17%	41%	$174,135
Year Ended 5/31/2018	$11.38	0.35%	0.78%	0.78%(e)	4.84%	49%	$242,148
Year Ended 5/31/2017	$11.91	10.36%	0.79%	0.79%(e)	5.04%	60%	$395,530
Institutional 2 Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$11.85	1.04%	0.70%(d)	0.68%(d)	4.23%(d)	28%	$65,178
Year Ended 5/31/2021	$11.99	12.74%	0.71%	0.69%	4.70%	58%	$82,319
Year Ended 5/31/2020	$11.16	3.14%	0.72%	0.71%	5.15%	59%	$95,933
Year Ended 5/31/2019	$11.39	5.82%	0.71%	0.71%	5.23%	41%	$77,805
Year Ended 5/31/2018	$11.35	0.40%	0.71%	0.71%	4.92%	49%	$136,612
Year Ended 5/31/2017	$11.88	10.08%	0.70%	0.70%	5.11%	60%	$143,247
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2021	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$12.01	0.26	(0.13)	0.13	(0.27)	(0.27)
Year Ended 5/31/2021	$11.17	0.55	0.86	1.41	(0.57)	(0.57)
Year Ended 5/31/2020	$11.41	0.60	(0.24)	0.36	(0.60)	(0.60)
Year Ended 5/31/2019	$11.37	0.60	0.04	0.64	(0.60)	(0.60)
Year Ended 5/31/2018	$11.90	0.60	(0.53)	0.07	(0.60)	(0.60)
Year Ended 5/31/2017	$11.34	0.60	0.56	1.16	(0.60)	(0.60)
Class R(c)
Six Months Ended 11/30/2021 (Unaudited)	$12.07	0.23	(0.14)	0.09	(0.23)	(0.23)
Year Ended 5/31/2021	$11.23	0.49	0.85	1.34	(0.50)	(0.50)
Year Ended 5/31/2020	$11.47	0.52	(0.24)	0.28	(0.52)	(0.52)
Year Ended 5/31/2019	$11.43	0.52	0.04	0.56	(0.52)	(0.52)
Year Ended 5/31/2018	$11.96	0.52	(0.53)	(0.01)	(0.52)	(0.52)
Year Ended 5/31/2017	$11.41	0.52	0.55	1.07	(0.52)	(0.52)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Share activity for Class C has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia High Yield Bond Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$11.87	1.07%	0.65%(d)	0.63%(d)	4.28%(d)	28%	$756,147
Year Ended 5/31/2021	$12.01	12.99%	0.67%	0.64%	4.70%	58%	$779,695
Year Ended 5/31/2020	$11.17	3.19%	0.66%	0.66%	5.23%	59%	$323,763
Year Ended 5/31/2019	$11.41	5.87%	0.66%	0.66%	5.29%	41%	$385,410
Year Ended 5/31/2018	$11.37	0.45%	0.66%	0.66%	4.99%	49%	$475,135
Year Ended 5/31/2017	$11.90	10.13%	0.65%	0.65%	5.17%	60%	$353,045
Class R(c)
Six Months Ended 11/30/2021 (Unaudited)	$11.93	0.76%	1.27%(d)	1.25%(d),(e)	3.66%(d)	28%	$16,305
Year Ended 5/31/2021	$12.07	12.05%	1.28%	1.26%(e)	4.13%	58%	$15,494
Year Ended 5/31/2020	$11.23	2.57%	1.29%	1.28%(e)	4.61%	59%	$13,930
Year Ended 5/31/2019	$11.47	5.21%	1.29%	1.29%(e)	4.68%	41%	$19,019
Year Ended 5/31/2018	$11.43	(0.14%)	1.28%	1.28%(e)	4.36%	49%	$22,450
Year Ended 5/31/2017	$11.96	9.79%	1.28%	1.28%(e)	4.52%	60%	$25,925
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2021	27

Notes to Financial Statements
November 30, 2021 (Unaudited)
Note 1. Organization
Columbia High Yield Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Statement of Changes in Net Assets and per share data in the Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
28	Columbia High Yield Bond Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Columbia High Yield Bond Fund | Semiannual Report 2021	29

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
30	Columbia High Yield Bond Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2021 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia High Yield Bond Fund | Semiannual Report 2021	31

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective October 1, 2021 through September 30, 2022, Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to that share class.
For the six months ended November 30, 2021, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.12
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2021, these minimum account balance fees reduced total expenses of the Fund by $1,508.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $6,456,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	96,548
Class C	—	1.00(b)	968

32	Columbia High Yield Bond Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2021 through September 30, 2022	Prior to October 1, 2021
Class A	1.00%	1.00%
Advisor Class	0.75	0.75
Class C	1.75	1.75
Institutional Class	0.75	0.75
Institutional 2 Class	0.68	0.69
Institutional 3 Class	0.63	0.63
Class R	1.25	1.25
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective October 1, 2021 through September 30, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.00% for Institutional 3 Class of the average daily net assets attributable to that share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2021, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,733,646,000	38,155,000	(21,550,000)	16,605,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia High Yield Bond Fund | Semiannual Report 2021	33

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $500,086,674 and $524,149,178, respectively, for the six months ended November 30, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	16,400,000	0.70	2
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving
34	Columbia High Yield Bond Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the six months ended November 30, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
Columbia High Yield Bond Fund | Semiannual Report 2021	35

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At November 30, 2021, affiliated shareholders of record owned 67.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
36	Columbia High Yield Bond Fund | Semiannual Report 2021

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia High Yield Bond Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia High Yield Bond Fund | Semiannual Report 2021	37

Approval of Management Agreement  (continued)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
38	Columbia High Yield Bond Fund | Semiannual Report 2021

Approval of Management Agreement  (continued)

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
Columbia High Yield Bond Fund | Semiannual Report 2021	39

Approval of Management Agreement  (continued)

On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
40	Columbia High Yield Bond Fund | Semiannual Report 2021

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Columbia High Yield Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR160_05_M01_(01/22)

SemiAnnual Report
November 30, 2021
Columbia Quality Income Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Quality Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Quality Income Fund  |  Semiannual Report 2021

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2009
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2010
Ryan Osborn, CFA
Co-Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended November 30, 2021)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/14/02	-1.75	1.04	3.42	3.13
	Including sales charges		-4.70	-2.01	2.78	2.82
Advisor Class*		11/08/12	-1.59	1.29	3.67	3.36
Class C	Excluding sales charges	02/14/02	-2.11	0.28	2.64	2.36
	Including sales charges		-3.09	-0.69	2.64	2.36
Institutional Class		09/27/10	-1.59	1.29	3.67	3.39
Institutional 2 Class*		11/08/12	-1.54	1.38	3.77	3.45
Institutional 3 Class*		10/01/14	-1.53	1.42	3.85	3.43
Class R*		03/01/16	-1.87	0.74	3.15	2.84
Bloomberg U.S. Mortgage-Backed Securities Index			-0.23	-0.74	2.52	2.36
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg U.S. Mortgage-Backed Securities Index is composed of all mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Effective August 24, 2021, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index was re-branded as the Bloomberg U.S. Mortgage-Backed Securities Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Quality Income Fund | Semiannual Report 2021	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2021)
Asset-Backed Securities — Non-Agency	9.4
Commercial Mortgage-Backed Securities - Agency	2.4
Commercial Mortgage-Backed Securities - Non-Agency	8.2
Money Market Funds	4.4
Options Purchased Calls	0.0(a)
Options Purchased Puts	0.4
Residential Mortgage-Backed Securities - Agency	56.9
Residential Mortgage-Backed Securities - Non-Agency	18.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at November 30, 2021)
AAA rating	62.4
AA rating	5.3
A rating	3.4
BBB rating	12.8
BB rating	3.7
B rating	1.8
CCC rating	0.1
Not rated	10.5
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Quality Income Fund | Semiannual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2021 — November 30, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	982.50	1,020.94	4.50	4.58	0.89
Advisor Class	1,000.00	1,000.00	984.10	1,022.22	3.24	3.30	0.64
Class C	1,000.00	1,000.00	978.90	1,017.12	8.27	8.43	1.64
Institutional Class	1,000.00	1,000.00	984.10	1,022.22	3.24	3.30	0.64
Institutional 2 Class	1,000.00	1,000.00	984.60	1,022.68	2.78	2.83	0.55
Institutional 3 Class	1,000.00	1,000.00	984.70	1,022.88	2.58	2.63	0.51
Class R	1,000.00	1,000.00	981.30	1,019.67	5.75	5.87	1.14
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Quality Income Fund | Semiannual Report 2021	5

Portfolio of Investments
November 30, 2021 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 11.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 01/20/2031	1.832%	8,000,000	8,001,088
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% 10/15/2030	1.824%	6,750,000	6,669,783
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% Floor 1.420% 01/15/2031	1.544%	14,725,000	14,703,708
Consumer Underlying Bond Securitization(a)
Series 2018-1 Class B
02/17/2026	6.170%	5,500,000	5,622,119
LendingClub Receivables Trust(a)
Series 2019-11 Class A
12/15/2045	3.750%	514,243	515,547
Series 2019-2 Class A
08/15/2025	4.000%	1,558,154	1,577,910
Series 2019-3 Class A
10/15/2025	3.750%	2,675,002	2,707,110
Series 2019-5 Class A
12/15/2045	3.750%	3,544,489	3,582,965
Series 2019-7 Class A
01/15/2027	3.750%	2,600,040	2,618,446
Series 2019-8 Class A
12/15/2045	3.750%	2,170,271	2,184,078
Series 2020-1 Class A
01/16/2046	3.500%	1,920,435	1,929,887
Series 2020-2 Class A
02/15/2046	3.600%	1,711,944	1,722,188
LendingClub Receivables Trust(a),(c),(d)
Series 2020-JPSL Class R
02/15/2025	0.000%	100,000	2,575,000
Lendingpoint Asset Securitization Trust(a)
Subordinated Series 2021-A Class B
12/15/2028	1.460%	8,750,000	8,690,289
LendingPoint Asset Securitization Trust(a)
Series 2021-1 Class A
04/15/2027	1.750%	7,044,750	7,068,155
Madison Park Funding Ltd.(a),(b)
Series 2015-18A Class CR
3-month USD LIBOR + 1.950% 10/21/2030	2.080%	7,000,000	7,004,396
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	7.378%	2,750,000	2,694,428
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	1.882%	7,000,000	6,987,456
Pagaya AI Debt Selection Trust(a)
Series 2019-3 Class A
11/16/2026	3.821%	1,925,757	1,939,494
Series 2021-1 Class A
11/15/2027	1.180%	5,085,523	5,083,236
Series 2021-1 Class B
11/15/2027	2.130%	8,846,353	8,873,738
Series 2021-2 Class NOTE
01/25/2029	3.000%	8,930,686	8,899,730
Subordinated Series 2020-3 Class C
05/17/2027	6.430%	6,200,000	6,407,356
Subordinated Series 2021-3 Class B
05/15/2029	1.740%	4,550,000	4,506,512
Pagaya AI Debt Selection Trust(a),(e),(f)
Series 2021-5 Class A
08/15/2029	1.530%	9,700,000	9,700,000
Palmer Square Loan Funding Ltd.(a),(b)
Series 2020-4A Class D
3-month USD LIBOR + 7.050% Floor 7.050% 11/25/2028	7.230%	3,000,000	3,003,885
Series 2021-4A Class B
3-month USD LIBOR + 1.750% Floor 1.750% 10/15/2029	2.000%	12,000,000	11,952,576
Prosper Marketplace Issuance Trust(a)
Subordinated Series 2019-3A Class C
07/15/2025	4.940%	7,268,626	7,279,510
Redding Ridge Asset Management Ltd.(a),(b)
Series 2018-4A Class A2
3-month USD LIBOR + 1.550% 04/15/2030	1.674%	26,500,000	26,462,900
Series 2018-4A Class D
3-month USD LIBOR + 5.850% 04/15/2030	5.974%	7,000,000	6,846,637
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	7,350,000	7,349,565
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Quality Income Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RR 1 LLC(a),(b)
Series 2017-1A Class A2B
3-month USD LIBOR + 1.600% Floor 1.600% 07/15/2035	1.724%	7,800,000	7,807,535
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	1.524%	6,500,000	6,500,058
Sound Point IV-R CLO Ltd.(a),(b)
Series 2013-3RA Class B
3-month USD LIBOR + 1.750% Floor 1.750% 04/18/2031	1.872%	10,000,000	9,961,130
Theorem Funding Trust(a)
Subordinated Series 2021-1A Class B
12/15/2027	1.840%	4,000,000	3,962,960
Upstart Pass-Through Trust(a)
Series 2021-ST1 Class A
02/20/2027	2.750%	4,117,143	4,144,083
Series 2021-ST8 Class A
10/20/2029	1.750%	8,974,224	8,917,700
Series 2021-ST9 Class A
11/20/2029	1.700%	7,029,570	6,990,565
Upstart Securitization Trust(a)
Subordinated Series 2021-2 Class B
06/20/2031	1.750%	4,000,000	3,986,267
Total Asset-Backed Securities — Non-Agency (Cost $245,919,967)			247,429,990

Commercial Mortgage-Backed Securities - Agency 2.8%

Federal National Mortgage Association(g)
Series 2017-M15 Class ATS2
11/25/2027	3.198%	15,000,000	15,875,385
Federal National Mortgage Association
Series 2017-T1 Class A
06/25/2027	2.898%	17,918,973	19,139,771
FRESB Mortgage Trust(g)
Series 2018-SB45 Class A10F
11/25/2027	3.160%	10,681,743	11,065,796
Government National Mortgage Association
Series 2017-190 Class AD
03/16/2060	2.600%	4,211,131	4,286,094
Government National Mortgage Association(g),(h)
Series 2019-102 Class IB
03/16/2060	0.855%	14,360,303	1,007,865
Series 2019-109 Class IO
04/16/2060	0.809%	25,388,826	1,762,040
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-118 Class IO
06/16/2061	0.783%	25,043,797	1,520,484
Series 2019-131 Class IO
07/16/2061	0.862%	29,456,027	1,868,225
Series 2019-134 Class IO
08/16/2061	0.750%	23,470,274	1,428,899
Series 2019-139 Class IO
11/16/2061	0.692%	26,466,131	1,509,461
Series 2020-19 Class IO
12/16/2061	0.817%	21,630,939	1,456,428
Series 2020-3 Class IO
02/16/2062	0.763%	21,173,572	1,263,679
Total Commercial Mortgage-Backed Securities - Agency (Cost $72,278,444)			62,184,127

Commercial Mortgage-Backed Securities - Non-Agency 9.5%

BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class E
1-month USD LIBOR + 2.250% Floor 2.250% 10/15/2037	2.340%	4,490,000	4,414,126
Braemar Hotels & Resorts Trust(a),(b)
Subordinated Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	1.890%	6,500,000	6,473,238
BX Trust(a),(b)
Series 2018-GW Class D
1-month USD LIBOR + 1.770% Floor 1.770% 05/15/2037	1.860%	3,830,000	3,806,166
Series 2018-GW Class E
1-month USD LIBOR + 1.970% Floor 1.970% 05/15/2035	2.060%	7,000,000	6,938,761
BX Trust(a)
Series 2019-OC11 Class E
12/09/2041	4.076%	2,450,000	2,449,152
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% Floor 1.350% 11/15/2036	1.590%	3,000,000	2,998,125
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% Floor 2.100% 11/15/2036	2.340%	23,245,000	23,230,472

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2021	7

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	3.090%	3,675,000	3,672,703
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	6,720,000	6,289,264
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	10,400,000	9,278,296
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	4,050,000	3,124,906
Extended Stay America Trust(a),(b)
Series 2021-ESH Class D
1-month USD LIBOR + 2.250% Floor 2.250% 07/15/2038	2.340%	5,968,947	5,968,951
Hilton USA Trust(a),(g)
Series 2016-HHV Class D
11/05/2038	4.333%	8,395,000	8,802,484
Series 2016-HHV Class F
11/05/2038	4.333%	15,500,000	15,087,531
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class D
11/05/2035	4.927%	5,000,000	4,994,240
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	8,700,000	8,703,103
Home Partners of America Trust(a)
Subordinated Series 2021-2 Class B
12/17/2026	2.302%	20,000,000	19,863,856
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b),(f)
Subordinated Series 2021-HTL5 Class D
1-month USD LIBOR + 2.515% Floor 2.515% 11/15/2038	2.605%	6,990,000	6,946,325
Morgan Stanley Capital I Trust(a),(g)
Series 2019-MEAD Class D
11/10/2036	3.283%	5,500,000	5,404,502
Progress Residential Trust(a)
Series 2019-SFR1 Class E
08/17/2035	4.466%	5,470,000	5,501,567
Series 2019-SFR4 Class E
10/17/2036	3.435%	11,000,000	11,041,173
Series 2020-SFR1 Class E
04/17/2037	3.032%	8,000,000	8,088,915
Subordinated Series 2019-SFR2 Class E
05/17/2036	4.142%	14,140,000	14,197,390
Subordinated Series 2019-SFR3 Class E
09/17/2036	3.369%	5,000,000	5,036,284
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2019-SFR3 Class F
09/17/2036	3.867%	2,604,000	2,620,433
SFO Commercial Mortgage Trust(a),(b)
Subordinated Series 2021-555 Class B
1-month USD LIBOR + 1.500% Floor 1.500% 05/15/2038	1.590%	7,000,000	6,995,675
Subordinated Series 2021-555 Class C
1-month USD LIBOR + 1.800% Floor 1.800% 05/15/2038	1.890%	6,500,000	6,495,978
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2021-FCMT Class D
1-month USD LIBOR + 3.500% Floor 3.500% 05/15/2031	3.590%	6,225,000	6,199,446
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $210,210,717)			214,623,062

Residential Mortgage-Backed Securities - Agency 66.0%

Federal Home Loan Mortgage Corp.
10/01/2024- 04/01/2040	5.000%	4,721,930	5,358,981
06/01/2030	5.500%	2,122,954	2,357,137
08/01/2035- 08/01/2051	2.000%	85,994,189	87,369,754
04/01/2041- 11/01/2048	4.000%	27,983,322	30,504,087
08/01/2041	4.500%	2,797,456	3,107,717
03/01/2042- 11/01/2046	3.500%	37,112,347	39,916,084
11/01/2043	3.000%	13,943,145	14,826,409
02/01/2051	2.500%	27,242,157	28,187,716
Federal Home Loan Mortgage Corp.(i)
06/01/2044	3.500%	6,419,711	6,935,043
Federal Home Loan Mortgage Corp.(b),(h)
CMO Series 264 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 07/15/2042	5.861%	4,460,328	748,276
CMO Series 318 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 11/15/2043	5.861%	6,268,602	1,128,792
CMO Series 4183 Class AS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/15/2039	6.061%	641,698	14,625

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Quality Income Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4286 Class NS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 12/15/2043	5.811%	2,637,634	503,850
CMO Series 4594 Class SA
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 06/15/2046	5.861%	5,502,558	1,103,556
CMO Series 4935 Class JS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 12/25/2049	5.958%	9,864,225	2,112,684
CMO Series 4965 Class KS
1-month USD LIBOR + 5.850% Cap 5.850% 04/25/2050	5.758%	7,165,863	1,272,265
CMO Series 4987 Class KS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	5.988%	14,520,339	3,368,990
CMO Series 4993 Class MS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2050	5.958%	18,003,819	4,859,863
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	5.881%	6,290,821	1,107,391
CMO STRIPS Series 326 Class S1
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/15/2044	5.911%	2,271,091	394,107
Federal Home Loan Mortgage Corp.(h)
CMO Series 304 Class C69
12/15/2042	4.000%	1,820,884	332,430
CMO Series 3800 Class HI
01/15/2040	4.500%	150,461	392
CMO Series 4120 Class AI
11/15/2039	3.500%	544,181	3,387
CMO Series 4122 Class JI
12/15/2040	4.000%	766,102	37,015
CMO Series 4139 Class CI
05/15/2042	3.500%	2,650,402	279,502
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4147 Class CI
01/15/2041	3.500%	2,244,454	116,031
CMO Series 4148 Class BI
02/15/2041	4.000%	638,529	22,568
CMO Series 4177 Class IY
03/15/2043	4.000%	4,800,942	772,040
CMO Series 4215 Class IL
07/15/2041	3.500%	596,724	28,132
Federal Home Loan Mortgage Corp.(g),(h)
CMO Series 4068 Class GI
09/15/2036	1.729%	3,956,023	258,550
CMO Series 4107 Class KS
06/15/2038	1.838%	3,778,479	219,380
CMO Series 4620 Class AS
11/15/2042	1.622%	5,583,856	329,834
Federal Home Loan Mortgage Corp. REMICS(h)
CMO Series 5105 Class ID
05/25/2051	3.000%	22,914,589	4,191,087
Federal National Mortgage Association
09/01/2022- 09/01/2036	6.500%	1,830,454	2,126,161
11/01/2022- 07/01/2023	6.000%	38,468	39,589
04/01/2029- 09/01/2041	5.000%	20,900,606	23,745,737
04/01/2033- 04/01/2041	5.500%	1,297,878	1,500,835
11/01/2034- 07/01/2048	3.500%	65,314,671	69,863,812
03/01/2036- 08/01/2041	4.500%	13,211,880	14,642,344
06/01/2036- 05/01/2051	2.000%	216,395,567	218,079,880
02/01/2041- 01/01/2042	4.000%	12,413,222	13,640,218
11/01/2046- 11/01/2050	3.000%	118,852,886	125,466,157
10/01/2050- 08/01/2051	2.500%	100,635,218	103,584,815
CMO Series 2017-72 Class B
09/25/2047	3.000%	6,627,496	6,911,600
Federal National Mortgage Association(j)
05/01/2051	2.500%	31,294,638	32,331,795
Federal National Mortgage Association(b),(h)
CMO Series 2005-74 Class NI
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 05/25/2035	5.988%	6,913,439	736,114

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2021	9

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2007-54 Class DI
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2037	6.008%	5,933,089	1,153,780
CMO Series 2013-97 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2032	6.011%	2,186,455	155,633
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	6.058%	9,601,348	1,833,673
CMO Series 2016-101 Class SK
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 01/25/2047	5.858%	18,365,674	4,297,551
CMO Series 2016-37 Class SA
-1.0 x 1-month USD LIBOR + 5.850% Cap 5.850% 06/25/2046	5.758%	11,950,691	2,505,967
CMO Series 2016-42 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 07/25/2046	5.908%	16,684,524	3,570,969
CMO Series 2017-3 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/25/2047	5.908%	15,164,692	3,240,566
CMO Series 2017-51 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	6.058%	11,609,344	2,744,704
CMO Series 2017-72 Class S
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 09/25/2047	2.750%	37,946,472	4,291,807
CMO Series 2017-90 Class SP
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/25/2047	6.058%	8,986,683	2,099,996
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	5.958%	25,438,197	4,495,545
CMO Series 2019-57 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 10/25/2049	5.958%	15,056,556	3,187,229
CMO Series 2019-77 Class SP
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 01/25/2050	5.858%	19,871,290	3,803,838
CMO Series 2020-40 Class LS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	5.988%	19,202,512	5,064,797
Federal National Mortgage Association(g),(h)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	3,886,451	4
Federal National Mortgage Association(h)
CMO Series 2012-129 Class IC
01/25/2041	3.500%	2,762,765	148,471
CMO Series 2012-133 Class EI
07/25/2031	3.500%	890,799	32,358
CMO Series 2012-134 Class AI
07/25/2040	3.500%	2,644,715	107,321
CMO Series 2012-144 Class HI
07/25/2042	3.500%	2,411,326	256,292
CMO Series 2013-1 Class AI
02/25/2043	3.500%	2,191,887	300,278
CMO Series 2013-1 Class BI
02/25/2040	3.500%	426,604	8,897
CMO Series 2013-16
01/25/2040	3.500%	2,932,246	98,275
CMO Series 2013-41 Class IY
05/25/2040	3.500%	1,808,549	54,456
CMO Series 2013-6 Class MI
02/25/2040	3.500%	1,480,069	50,107
CMO Series 2020-55 Class MI
08/25/2050	2.500%	22,626,057	3,726,236
CMO Series 2021-3 Class TI
02/25/2051	2.500%	42,565,378	6,995,645
CMO Series 417 Class C4
02/25/2043	3.500%	8,410,593	1,482,852

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Quality Income Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association REMICS(h)
CMO Series 2021-13 Class IO
03/25/2051	3.000%	16,509,546	3,000,788
CMO Series 2021-54 Class LI
04/25/2049	2.500%	24,209,920	2,920,070
Government National Mortgage Association
12/15/2031- 02/15/2032	6.500%	157,031	175,162
01/15/2039- 08/20/2040	5.000%	5,796,556	6,636,316
04/20/2051- 05/20/2051	2.500%	85,177,051	87,632,580
Government National Mortgage Association(i)
04/20/2048	4.500%	11,438,004	12,208,182
Government National Mortgage Association(h)
CMO Series 2012-121 Class PI
09/16/2042	4.500%	3,806,487	631,627
CMO Series 2012-129 Class AI
08/20/2037	3.000%	2,128,610	58,341
CMO Series 2014-131 Class EI
09/16/2039	4.000%	6,728,757	403,438
CMO Series 2015-175 Class AI
10/16/2038	3.500%	14,636,493	1,267,943
CMO Series 2019-129 Class AI
10/20/2049	3.500%	30,075,998	3,274,163
CMO Series 2020-104 Class IY
07/20/2050	3.000%	24,346,447	3,402,189
CMO Series 2020-129 Class YI
09/20/2050	2.500%	29,792,021	3,532,568
CMO Series 2020-138 Class IN
09/20/2050	2.500%	14,127,850	2,453,800
CMO Series 2020-138 Class JI
09/20/2050	2.500%	34,444,006	4,354,180
CMO Series 2020-142 Class GI
09/20/2050	3.000%	11,384,699	1,437,729
CMO Series 2020-175 Class KI
11/20/2050	2.500%	23,718,418	3,401,017
CMO Series 2020-185 Class KI
12/20/2050	2.500%	40,333,307	5,622,697
CMO Series 2020-188 Class KI
12/20/2050	2.500%	42,742,785	5,651,212
CMO Series 2020-191 Class TI
12/20/2050	2.500%	11,378,243	1,592,580
CMO Series 2020-191 Class UC
12/20/2050	4.000%	21,955,980	3,540,650
CMO Series 2021-1 Class IB
01/20/2051	2.500%	24,551,246	2,751,063
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-111 Class AI
06/20/2051	2.500%	24,505,403	2,943,452
CMO Series 2021-119 Class LI
07/20/2051	3.000%	24,836,157	3,811,404
CMO Series 2021-122 Class HI
11/20/2050	2.500%	20,018,158	2,696,324
CMO Series 2021-140 Class IJ
08/20/2051	3.000%	45,541,328	6,303,689
CMO Series 2021-142 Class IX
08/20/2051	2.500%	27,317,139	3,688,696
CMO Series 2021-146 Class IK
08/20/2051	3.500%	26,267,706	3,985,977
CMO Series 2021-158 Class IO
09/20/2051	3.000%	18,525,973	2,795,043
CMO Series 2021-158 Class VI
09/20/2051	3.000%	19,848,418	3,072,751
CMO Series 2021-159 Class IP
09/20/2051	3.000%	16,047,291	2,366,107
CMO Series 2021-161 Class UI
09/20/2051	3.000%	26,782,329	4,004,247
CMO Series 2021-175 Class IJ
10/20/2051	3.000%	27,457,475	3,911,284
CMO Series 2021-27 Class IN
02/20/2051	2.500%	15,489,680	1,717,378
CMO Series 2021-67 Class GI
04/20/2051	3.000%	25,923,340	3,333,796
CMO Series 2021-8 Class IO
01/20/2051	3.000%	45,052,560	6,460,713
CMO Series 2021-9 Class DI
01/20/2051	2.500%	23,386,974	3,157,057
CMO Series 2021-9 Class MI
01/20/2051	2.500%	27,744,168	3,165,956
Government National Mortgage Association(b),(h)
CMO Series 2014-131 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/16/2044	6.111%	11,298,694	2,598,393
CMO Series 2017-170 Class QS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	6.109%	9,235,721	2,097,294
CMO Series 2018-1 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	6.109%	11,268,012	2,198,514

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2021	11

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-105 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	6.109%	8,083,639	1,248,007
CMO Series 2018-139 Class KS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2048	6.059%	5,143,840	1,138,040
CMO Series 2018-155 Class LS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	6.059%	11,045,247	1,803,693
CMO Series 2018-21 Class WS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 02/20/2048	6.109%	9,746,889	2,003,556
CMO Series 2018-40 Class SC
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 03/20/2048	6.109%	6,391,995	1,222,928
CMO Series 2018-63 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	6.109%	6,794,449	1,394,297
CMO Series 2018-94 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	6.109%	9,632,608	2,083,931
CMO Series 2018-97 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	6.109%	8,701,776	2,265,634
CMO Series 2019-119 Class GS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 09/20/2049	6.009%	12,002,549	1,266,874
CMO Series 2019-120 Class SA
-1.0 x 1-month USD LIBOR + 3.400% Cap 3.400% 09/20/2049	3.309%	25,077,482	2,218,138
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-21 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	5.959%	9,724,502	1,597,848
CMO Series 2019-23 Class SQ
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	5.959%	8,594,927	2,201,107
CMO Series 2019-43 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/20/2049	6.009%	17,389,284	2,790,930
CMO Series 2019-52 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 04/16/2049	5.961%	17,553,863	4,866,400
CMO Series 2019-92 Class SD
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/20/2049	6.009%	22,910,324	4,251,778
CMO Series 2020-104 Class SA
-1.0 x 1-month USD LIBOR + 6.200% 07/20/2050	6.109%	16,939,340	3,072,170
CMO Series 2020-125 Class AS
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 08/20/2050	6.159%	24,031,259	5,140,116
Government National Mortgage Association(b),(e),(h)
CMO Series 2021-193 Class ES
30-day Average SOFR + 1.700% 11/20/2051	1.652%	180,000,000	4,950,000
Government National Mortgage Association TBA(f)
12/20/2051	2.000%	40,000,000	40,510,937
12/20/2051	3.000%	47,000,000	48,705,586
Uniform Mortgage-Backed Security TBA(f)
12/16/2036- 12/13/2051	3.000%	97,000,000	101,005,352
12/13/2051	2.500%	15,000,000	15,376,172
12/13/2051	3.500%	62,500,000	65,712,891
12/13/2051	4.000%	40,000,000	42,610,938
Total Residential Mortgage-Backed Securities - Agency (Cost $1,492,491,387)			1,489,837,672

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Quality Income Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency 21.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ajax Mortgage Loan Trust(a),(g)
CMO Series 2021-B Class A
06/25/2066	2.239%	6,816,273	6,782,204
Bayview Opportunity Master Fund IVb Trust(a)
Subordinated CMO Series 2016-SPL2 Class B3
06/28/2053	5.500%	6,983,050	7,409,159
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-3A Class M1B
1-month USD LIBOR + 1.850% Floor 1.850% 10/25/2028	1.942%	8,731,543	8,729,192
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	1.842%	8,770,341	8,749,971
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	1.692%	17,996,151	18,045,315
CMO Series 2019-3A Class M1C
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	2.042%	6,299,000	6,294,484
CMO Series 2019-4A Class M1C
1-month USD LIBOR + 2.500% Floor 2.500% 10/25/2029	2.592%	5,000,000	5,034,051
BVRT Financing Trust(a),(b),(d)
CMO Series 2020-CRT1 Class M3
1-month USD LIBOR + 4.000% 07/10/2032	4.077%	3,286,718	3,303,152
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	2.950%	10,000,000	10,000,000
BVRT Financing Trust(a),(b)
CMO Series 2021-1F Class M2
30-day Average SOFR + 2.050% Floor 2.050% 03/15/2038	2.088%	4,409,920	4,410,798
BVRT Financing Trust(a),(b),(d),(e)
CMO Series 2021-2F Class M1
30-day Average SOFR + 1.550% Floor 1.550% 01/10/2032	1.600%	690,612	690,543
CMO Series 2021-CRT1 Class M2
1-month USD LIBOR + 2.250% Floor 2.250% 01/10/2033	2.345%	5,223,728	5,243,317
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-CRT1 Class M3
1-month USD LIBOR + 2.750% Floor 3.000% 01/10/2033	3.000%	16,500,000	16,582,500
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	2.842%	13,000,000	13,011,096
CIM Trust(a),(g)
CMO Series 2021-NR1 Class A1
07/25/2055	2.569%	6,160,128	6,152,534
CIM Trust(a),(e),(g)
CMO Series 2021-NR4 Class A1
10/25/2061	2.816%	4,405,385	4,405,385
Citigroup Mortgage Loan Trust, Inc.(a),(g)
CMO Series 2009-11 Class 1A2
02/25/2037	2.369%	314,851	315,225
CMO Series 2014-A Class B2
01/25/2035	5.480%	1,061,047	1,087,680
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class B2
01/25/2053	4.250%	3,969,358	4,097,654
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	2.242%	4,246,094	4,255,354
CMO Series 2019-R01 Class 2B1
1-month USD LIBOR + 4.350% Floor 4.350% 07/25/2031	4.442%	11,290,000	11,560,049
CMO Series 2020-R01 Class 1M2
1-month USD LIBOR + 2.050% Floor 2.050% 01/25/2040	2.142%	4,584,937	4,602,098
CSMC Trust(a),(g)
CMO Series 2021-JR2 Class A1
11/25/2061	2.215%	5,514,612	5,492,451
Eagle Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	1.892%	5,233,613	5,232,660
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(b)
CMO Series 2014-DN3 Class M3
1-month USD LIBOR + 4.000% 08/25/2024	4.092%	2,757,652	2,814,701
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
CMO Series 2014-DN4 Class M3
1-month USD LIBOR + 4.550% 10/25/2024	4.642%	3,713,296	3,802,103

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2021	13

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-HQA5 Class M2
30-day Average SOFR + 2.600% 11/25/2050	2.650%	11,791,593	11,910,837
GCAT LLC(a),(g)
CMO Series 2021-CM1 Class A1
04/25/2065	1.469%	4,038,271	4,024,973
Glebe Funding Trust (The)(a),(d)
CMO Series 2021-1 Class PT
10/27/2023	3.000%	9,538,197	9,550,120
Homeward Opportunities Fund I Trust(a)
CMO Series 2018-2 Class M1
11/25/2058	4.747%	13,570,000	13,659,752
Homeward Opportunities Fund I Trust(a),(g)
CMO Series 2019-3 Class M1
11/25/2059	3.518%	6,172,000	6,255,629
Imperial Fund Mortgage Trust(a),(g)
CMO Series 2021-NQM4 Class A3
01/25/2057	2.450%	9,173,000	9,192,873
Legacy Mortgage Asset Trust(a),(g)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	4,986,230	4,997,279
Loan Revolving Advance Investment Trust(a),(b),(e)
CMO Series 2021-1 Class A1X
1-month USD LIBOR + 2.750% Floor 2.750% 12/31/2022	2.837%	12,000,000	12,000,000
CMO Series 2021-2 Class A1X
1-month USD LIBOR + 2.750% Floor 2.750% 06/30/2023	2.838%	14,800,000	14,800,000
Mortgage Acquisition Trust I LLC(a),(d)
CMO Series 2021-1 Class PT
11/29/2023	3.500%	6,926,306	6,930,635
MRA Issuance Trust(a),(b)
CMO Series 2021-EBO4 Class A1X
1-month USD LIBOR + 1.750% Floor 1.750% 02/16/2022	1.840%	7,000,000	7,001,672
CMO Series 2021-NA1 Class A1X
1-month USD LIBOR + 1.500% Floor 1.500% 03/08/2022	1.600%	12,000,000	12,006,877
MRA Issuance Trust(a),(b),(d),(e)
CMO Series 2021-EBO8 Class A1
1-month USD LIBOR + 2.750% Floor 2.750% 02/16/2022	2.846%	8,000,000	8,000,000
New Residential Mortgage LLC(a)
Subordinated CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	2,207,673	2,209,957
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2018-FNT1 Class E
05/25/2023	4.890%	906,308	903,571
New Residential Mortgage Loan Trust(a),(g),(h)
CMO Series 2014-1A Class AIO
01/25/2054	2.322%	11,865,319	593,817
NRZ Excess Spread-Collateralized Notes(a),(d),(e)
CMO Series 2021-GNT1 Class A
11/25/2026	3.474%	7,000,000	7,000,000
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	2.042%	5,500,000	5,577,898
PMC PLS ESR Issuer LLC(a)
CMO Series 2019-PLS1 Class A
11/25/2024	5.069%	8,764,937	8,848,891
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	2.090%	4,522,484	4,514,476
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	2.840%	2,738,837	2,713,591
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	2.942%	26,500,000	26,547,803
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	2.742%	26,500,000	26,478,819
Point Securitization Trust(a),(g)
CMO Series 2021-1 Class A1
02/25/2052	3.228%	10,192,192	10,192,183
Preston Ridge Partners Mortgage LLC(a),(g)
CMO Series 2021-3 Class A1
04/25/2026	1.867%	7,233,236	7,199,593
Preston Ridge Partners Mortgage Trust(a),(g)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	10,891,398	10,890,351
Radnor Re Ltd.(a),(b)
CMO Series 2019-2 Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 06/25/2029	1.842%	4,692,417	4,699,251
CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% Floor 1.450% 02/25/2030	1.542%	7,400,000	7,383,611

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Quality Income Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2021-2 Class M1A
30-day Average SOFR + 1.850% Floor 1.850% 11/25/2031	1.898%	2,750,000	2,757,979
RBSSP Resecuritization Trust(a),(g)
CMO Series 2012-1 Class 5A2
12/27/2035	2.813%	263,270	263,076
Saluda Grade Alternative Mortgage Trust(a)
CMO Series 2020-FIG1 Class A1
09/25/2050	3.568%	4,128,906	4,148,871
Stanwich Mortgage Loan Co. LLC(a),(g)
CMO Series 2021-NPB1 Class A1
10/16/2026	2.735%	10,971,243	10,961,312
Stonnington Mortgage Trust(a),(d),(g)
CMO Series 2020-1 Class A
07/28/2024	3.500%	6,534,820	6,534,820
Toorak Mortgage Corp., Ltd.(a),(g)
CMO Series 2019-1 Class A1
03/25/2022	4.458%	3,256,254	3,260,345
Triangle Re Ltd.(a),(b)
CMO Series 2021-1 Class M1B
1-month USD LIBOR + 3.000% Floor 3.000% 08/25/2033	3.092%	11,419,585	11,467,437
CMO Series 2021-2 Class M1B
1-month USD LIBOR + 2.600% Floor 2.600% 10/25/2033	2.692%	10,000,000	10,097,648
Vendee Mortgage Trust(g),(h)
CMO Series 1998-1 Class 2IO
03/15/2028	0.000%	584,179	1
CMO Series 1998-3 Class IO
03/15/2029	0.000%	656,598	1
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verus Securitization Trust(a),(g)
CMO Series 2019-3 Class M1
07/25/2059	3.139%	4,495,000	4,512,782
CMO Series 2020-1 Class M1
01/25/2060	3.021%	6,700,000	6,768,676
Visio Trust(a)
CMO Series 2021-1R Class A3
05/25/2056	1.688%	4,320,551	4,304,446
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $473,838,018)			479,265,529

Options Purchased Calls 0.0%
Value ($)
(Cost $5,328,761)	720,776

Options Purchased Puts 0.4%

(Cost $7,642,310)	9,084,353

Money Market Funds 5.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.078%(k),(l)	116,386,411	116,374,772
Total Money Market Funds (Cost $116,374,772)		116,374,772
Total Investments in Securities (Cost: $2,624,084,376)		2,619,520,281
Other Assets & Liabilities, Net		(364,100,387)
Net Assets		2,255,419,894

At November 30, 2021, securities and/or cash totaling $15,910,676 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	4,749	03/2022	USD	621,228,563	5,259,977	—
U.S. Treasury 5-Year Note	538	03/2022	USD	65,312,360	188,048	—
Total					5,448,025	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(19)	03/2022	USD	(3,080,375)	—	(35,815)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2021	15

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	137,800,000	137,800,000	1.00	01/21/2022	1,171,300	95,688
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	60,000,000	60,000,000	1.00	07/08/2022	612,000	313,416
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	268,000,000	268,000,000	1.00	01/20/2022	2,532,601	174,817
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	99,300,000	99,300,000	1.10	01/24/2022	1,012,860	136,855
Total							5,328,761	720,776

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	120,000,000	120,000,000	1.25	12/03/2021	1,860,000	2,985,012
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	70,000,000	70,000,000	1.75	07/15/2022	1,211,000	1,324,190
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	139,400,000	139,400,000	1.75	11/09/2022	3,261,960	3,588,755
5-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	124,700,000	124,700,000	1.50	05/20/2022	1,309,350	1,186,396
Total							7,642,310	9,084,353

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(125,000,000)	(125,000,000)	1.50	4/20/2022	(1,250,000)	(1,989,025)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(100,000,000)	(100,000,000)	2.20	03/17/2022	(1,870,000)	(281,570)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(94,000,000)	(94,000,000)	1.10	05/03/2022	(399,500)	(357,322)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(94,100,000)	(94,100,000)	1.25	05/23/2022	(348,170)	(305,307)
2-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	(94,100,000)	(94,100,000)	1.25	05/23/2022	(371,696)	(305,308)
Total							(2,989,366)	(1,249,507)

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Quality Income Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.368	USD	10,000,000	(993,750)	5,000	—	(1,889,138)	900,388	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.368	USD	10,000,000	(993,750)	5,000	—	(1,232,190)	243,440	—
Markit CMBX North America Index, Series 13 BBB-	Citi	12/16/2072	3.000	Monthly	4.100	USD	5,000,000	(352,344)	2,500	—	(261,292)	—	(88,552)
Markit CMBX North America Index, Series 13 BBB-	Goldman Sachs International	12/16/2072	3.000	Monthly	4.100	USD	5,200,000	(366,438)	2,600	—	(282,417)	—	(81,421)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.368	USD	10,000,000	(993,750)	5,000	—	(1,741,958)	753,208	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	4.237	USD	2,400,000	(148,879)	1,200	—	(361,501)	213,822	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.368	USD	20,000,000	(1,987,500)	10,000	—	(3,810,291)	1,832,791	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.368	USD	5,000,000	(496,875)	2,500	—	(1,144,102)	649,727	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.368	USD	10,000,000	(993,750)	5,000	—	(1,603,111)	614,361	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.368	USD	5,000,000	(496,875)	2,500	—	(829,477)	335,102	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	4.237	USD	16,000,000	(992,528)	8,000	—	(3,106,204)	2,121,676	—
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	15.204	USD	5,000,000	(981,250)	2,500	—	(279,300)	—	(699,450)
Total								(9,797,689)	51,800	—	(16,540,981)	7,664,515	(869,423)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At November 30, 2021, the total value of these securities amounted to $934,701,775, which represents 41.44% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of November 30, 2021.
(c)	Security represents a pool of loans that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions (i.e. principal and interest, net of fees and expenses) that are tied to the payments made by the borrower on the underlying loans. Due to the structure of the security the cash payments received are not known until the time of payment. The interest rate shown is the stated coupon rate as of November 30, 2021 and is not reflective of the cash flow payments.
(d)	Valuation based on significant unobservable inputs.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2021	17

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Notes to Portfolio of Investments  (continued)
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2021, the total value of these securities amounted to $83,371,745, which represents 3.70% of total net assets.
(f)	Represents a security purchased on a when-issued basis.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of November 30, 2021.
(h)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(i)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(j)	Represents a security purchased on a forward commitment basis.
(k)	The rate shown is the seven-day current annualized yield at November 30, 2021.
(l)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.078%
	72,268,110	485,893,415	(441,786,753)	—	116,374,772	—	31,441	116,386,411
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Quality Income Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	244,854,990	2,575,000	247,429,990
Commercial Mortgage-Backed Securities - Agency	—	62,184,127	—	62,184,127
Commercial Mortgage-Backed Securities - Non-Agency	—	214,623,062	—	214,623,062
Residential Mortgage-Backed Securities - Agency	—	1,489,837,672	—	1,489,837,672
Residential Mortgage-Backed Securities - Non-Agency	—	405,430,442	73,835,087	479,265,529
Options Purchased Calls	—	720,776	—	720,776
Options Purchased Puts	—	9,084,353	—	9,084,353
Money Market Funds	116,374,772	—	—	116,374,772
Total Investments in Securities	116,374,772	2,426,735,422	76,410,087	2,619,520,281
Investments in Derivatives
Asset
Futures Contracts	5,448,025	—	—	5,448,025
Swap Contracts	—	7,664,515	—	7,664,515
Liability
Futures Contracts	(35,815)	—	—	(35,815)
Options Contracts Written	—	(3,238,532)	—	(3,238,532)
Swap Contracts	—	(869,423)	—	(869,423)
Total	121,786,982	2,430,291,982	76,410,087	2,628,489,051
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 05/31/2021 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 11/30/2021 ($)
Asset-Backed Securities — Non-Agency	17,708,314	(3,522,246)	—	3,301,246	—	—	—	(14,912,314)	2,575,000
Residential Mortgage-Backed Securities — Non-Agency	71,618,359	(28,376)	13,470	150,718	28,749,858	(32,311,730)	19,609,381	(13,966,593)	73,835,087
Total	89,326,673	(3,550,622)	13,470	3,451,964	28,749,858	(32,311,730)	19,609,381	(28,878,907)	76,410,087
(a) Change in unrealized appreciation (depreciation) relating to securities held at November 30, 2021 was $3,494,891, which is comprised of Asset-Backed Securities — Non-Agency of $3,301,246 and Residential Mortgage-Backed Securities — Non-Agency of $193,645.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities and asset backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2021	19

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Fair value measurements  (continued)
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Quality Income Fund | Semiannual Report 2021

Statement of Assets and Liabilities
November 30, 2021 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,494,738,533)	$2,493,340,380
Affiliated issuers (cost $116,374,772)	116,374,772
Options purchased (cost $12,971,071)	9,805,129
Cash collateral held at broker for:
Swap contracts	3,005,000
TBA	1,392,000
Other	312,000
Unrealized appreciation on swap contracts	7,664,515
Receivable for:
Investments sold	988,526
Investments sold on a delayed delivery basis	59,412,239
Capital shares sold	4,080,300
Dividends	6,429
Interest	7,197,977
Variation margin for futures contracts	2,942,891
Prepaid expenses	20,093
Other assets	9,420
Total assets	2,706,551,671
Liabilities
Option contracts written, at value (premiums received $4,239,366)	3,238,532
Due to custodian	531,210
Unrealized depreciation on swap contracts	869,423
Upfront receipts on swap contracts	16,540,981
Payable for:
Investments purchased on a delayed delivery basis	423,161,468
Capital shares purchased	2,799,123
Distributions to shareholders	3,542,486
Variation margin for futures contracts	32,062
Management services fees	29,961
Distribution and/or service fees	3,249
Transfer agent fees	129,148
Compensation of board members	206,281
Compensation of chief compliance officer	211
Other expenses	47,642
Total liabilities	451,131,777
Net assets applicable to outstanding capital stock	$2,255,419,894
Represented by
Paid in capital	2,275,902,355
Total distributable earnings (loss)	(20,482,461)
Total - representing net assets applicable to outstanding capital stock	$2,255,419,894
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2021	21

Statement of Assets and Liabilities  (continued)
November 30, 2021 (Unaudited)
Class A
Net assets	$394,117,324
Shares outstanding	17,703,763
Net asset value per share	$22.26
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$22.95
Advisor Class
Net assets	$66,332,899
Shares outstanding	2,981,598
Net asset value per share	$22.25
Class C
Net assets	$17,995,984
Shares outstanding	807,033
Net asset value per share	$22.30
Institutional Class
Net assets	$491,291,693
Shares outstanding	22,084,371
Net asset value per share	$22.25
Institutional 2 Class
Net assets	$40,611,836
Shares outstanding	1,825,259
Net asset value per share	$22.25
Institutional 3 Class
Net assets	$1,240,437,323
Shares outstanding	55,979,909
Net asset value per share	$22.16
Class R
Net assets	$4,632,835
Shares outstanding	208,286
Net asset value per share	$22.24
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Quality Income Fund | Semiannual Report 2021

Statement of Operations
Six Months Ended November 30, 2021 (Unaudited)
Net investment income
Income:
Dividends — affiliated issuers	$31,441
Interest	32,990,185
Total income	33,021,626
Expenses:
Management services fees	5,654,118
Distribution and/or service fees
Class A	528,927
Class C	93,745
Class R	13,325
Transfer agent fees
Class A	289,666
Advisor Class	43,460
Class C	12,838
Institutional Class	359,255
Institutional 2 Class	12,077
Institutional 3 Class	33,292
Class R	3,645
Compensation of board members	32,286
Custodian fees	18,496
Printing and postage fees	38,014
Registration fees	68,532
Audit fees	25,019
Legal fees	17,310
Interest on collateral	13,474
Compensation of chief compliance officer	211
Other	12,091
Total expenses	7,269,781
Fees waived by transfer agent
Institutional 2 Class	(1,572)
Expense reduction	(3,813)
Total net expenses	7,264,396
Net investment income	25,757,230
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(2,374,485)
Futures contracts	(12,608,837)
Options purchased	10,908,500
Options contracts written	182,595
Swap contracts	(2,992,987)
Net realized loss	(6,885,214)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(32,794,046)
Futures contracts	3,148,522
Options purchased	(27,693,139)
Options contracts written	557,024
Swap contracts	1,500,078
Net change in unrealized appreciation (depreciation)	(55,281,561)
Net realized and unrealized loss	(62,166,775)
Net decrease in net assets resulting from operations	$(36,409,545)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2021	23

Statement of Changes in Net Assets
	Six Months Ended November 30, 2021 (Unaudited)	Year Ended May 31, 2021
Operations
Net investment income	$25,757,230	$55,800,605
Net realized loss	(6,885,214)	(1,699,107)
Net change in unrealized appreciation (depreciation)	(55,281,561)	81,838,183
Net increase (decrease) in net assets resulting from operations	(36,409,545)	135,939,681
Distributions to shareholders
Net investment income and net realized gains
Class A	(3,718,741)	(18,081,025)
Advisor Class	(634,144)	(3,171,493)
Class C	(95,252)	(717,869)
Institutional Class	(5,259,221)	(21,900,714)
Institutional 2 Class	(438,509)	(1,255,822)
Institutional 3 Class	(13,351,704)	(37,976,478)
Class R	(40,303)	(130,489)
Total distributions to shareholders	(23,537,874)	(83,233,890)
Increase in net assets from capital stock activity	41,818,296	392,989,884
Total increase (decrease) in net assets	(18,129,123)	445,695,675
Net assets at beginning of period	2,273,549,017	1,827,853,342
Net assets at end of period	$2,255,419,894	$2,273,549,017
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Quality Income Fund | Semiannual Report 2021

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2021 (Unaudited)		May 31, 2021
	Shares	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,172,641	26,502,830	3,903,794	88,795,239
Distributions reinvested	126,639	2,858,888	609,815	13,861,629
Redemptions	(2,374,190)	(53,669,172)	(4,700,240)	(107,063,384)
Net decrease	(1,074,910)	(24,307,454)	(186,631)	(4,406,516)
Advisor Class
Subscriptions	871,258	19,736,873	1,403,471	31,920,710
Distributions reinvested	26,483	596,939	131,912	2,995,918
Redemptions	(655,228)	(14,861,014)	(3,291,324)	(74,726,592)
Net increase (decrease)	242,513	5,472,798	(1,755,941)	(39,809,964)
Class C
Subscriptions	160,130	3,639,195	226,003	5,150,971
Distributions reinvested	3,870	87,535	30,978	704,845
Redemptions	(136,782)	(3,098,455)	(441,693)	(10,085,777)
Net increase (decrease)	27,218	628,275	(184,712)	(4,229,961)
Institutional Class
Subscriptions	2,875,855	65,130,779	6,670,209	152,108,757
Distributions reinvested	175,334	3,954,129	735,037	16,698,614
Redemptions	(3,716,579)	(84,009,126)	(8,184,795)	(186,157,261)
Net decrease	(665,390)	(14,924,218)	(779,549)	(17,349,890)
Institutional 2 Class
Subscriptions	340,127	7,692,488	1,331,138	30,417,198
Distributions reinvested	19,390	437,323	55,151	1,253,506
Redemptions	(332,330)	(7,500,033)	(975,709)	(22,203,357)
Net increase	27,187	629,778	410,580	9,467,347
Institutional 3 Class
Subscriptions	4,345,552	97,970,892	23,896,804	542,978,006
Distributions reinvested	563,695	12,661,173	1,551,666	35,133,510
Redemptions	(1,583,445)	(35,597,757)	(5,824,082)	(131,489,259)
Net increase	3,325,802	75,034,308	19,624,388	446,622,257
Class R
Subscriptions	10,198	231,339	170,026	3,886,514
Distributions reinvested	1,786	40,303	5,689	129,272
Redemptions	(43,755)	(986,833)	(57,871)	(1,319,175)
Net increase (decrease)	(31,771)	(715,191)	117,844	2,696,611
Total net increase	1,850,649	41,818,296	17,245,979	392,989,884

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2021	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A(c)
Six Months Ended 11/30/2021 (Unaudited)	$22.86	0.22	(0.62)	(0.40)	(0.20)	—	(0.20)
Year Ended 5/31/2021	$22.20	0.61	1.00	1.61	(0.68)	(0.27)	(0.95)
Year Ended 5/31/2020	$22.10	0.56	0.06	0.62	(0.52)	—	(0.52)
Year Ended 5/31/2019	$21.35	0.64	0.63	1.27	(0.52)	—	(0.52)
Year Ended 5/31/2018	$21.94	0.56	(0.55)	0.01	(0.60)	—	(0.60)
Year Ended 5/31/2017	$21.91	0.52	0.07	0.59	(0.44)	(0.12)	(0.56)
Advisor Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$22.84	0.25	(0.61)	(0.36)	(0.23)	—	(0.23)
Year Ended 5/31/2021	$22.19	0.67	0.99	1.66	(0.74)	(0.27)	(1.01)
Year Ended 5/31/2020	$22.09	0.64	0.06	0.70	(0.60)	—	(0.60)
Year Ended 5/31/2019	$21.34	0.68	0.67	1.35	(0.60)	—	(0.60)
Year Ended 5/31/2018	$21.92	0.60	(0.50)	0.10	(0.68)	—	(0.68)
Year Ended 5/31/2017	$21.90	0.56	0.06	0.62	(0.48)	(0.12)	(0.60)
Class C(c)
Six Months Ended 11/30/2021 (Unaudited)	$22.90	0.14	(0.62)	(0.48)	(0.12)	—	(0.12)
Year Ended 5/31/2021	$22.24	0.44	1.00	1.44	(0.51)	(0.27)	(0.78)
Year Ended 5/31/2020	$22.14	0.40	0.06	0.46	(0.36)	—	(0.36)
Year Ended 5/31/2019	$21.39	0.48	0.63	1.11	(0.36)	—	(0.36)
Year Ended 5/31/2018	$21.97	0.40	(0.54)	(0.14)	(0.44)	—	(0.44)
Year Ended 5/31/2017	$21.95	0.36	0.06	0.42	(0.28)	(0.12)	(0.40)
Institutional Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$22.84	0.25	(0.61)	(0.36)	(0.23)	—	(0.23)
Year Ended 5/31/2021	$22.19	0.66	1.00	1.66	(0.74)	(0.27)	(1.01)
Year Ended 5/31/2020	$22.09	0.64	0.06	0.70	(0.60)	—	(0.60)
Year Ended 5/31/2019	$21.34	0.68	0.67	1.35	(0.60)	—	(0.60)
Year Ended 5/31/2018	$21.92	0.60	(0.50)	0.10	(0.68)	—	(0.68)
Year Ended 5/31/2017	$21.89	0.56	0.07	0.63	(0.48)	(0.12)	(0.60)
Institutional 2 Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$22.84	0.26	(0.61)	(0.35)	(0.24)	—	(0.24)
Year Ended 5/31/2021	$22.19	0.68	1.00	1.68	(0.76)	(0.27)	(1.03)
Year Ended 5/31/2020	$22.09	0.64	0.06	0.70	(0.60)	—	(0.60)
Year Ended 5/31/2019	$21.35	0.72	0.62	1.34	(0.60)	—	(0.60)
Year Ended 5/31/2018	$21.93	0.64	(0.54)	0.10	(0.68)	—	(0.68)
Year Ended 5/31/2017	$21.90	0.60	0.07	0.67	(0.52)	(0.12)	(0.64)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Quality Income Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Six Months Ended 11/30/2021 (Unaudited)	$22.26	(1.75%)	0.89%(d),(e)	0.89%(d),(e),(f)	1.94%(d)	104%	$394,117
Year Ended 5/31/2021	$22.86	7.36%	0.91%(e)	0.90%(e),(f)	2.69%	319%	$429,196
Year Ended 5/31/2020	$22.20	2.81%	0.92%(e)	0.90%(e),(f)	2.61%	326%	$421,105
Year Ended 5/31/2019	$22.10	6.12%	0.93%(e)	0.92%(e),(f)	2.96%	302%	$453,821
Year Ended 5/31/2018	$21.35	0.22%	0.93%	0.91%(f)	2.58%	311%	$494,616
Year Ended 5/31/2017	$21.94	2.56%	0.91%(g)	0.88%(f),(g)	2.32%	338%	$559,807
Advisor Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$22.25	(1.59%)	0.64%(d),(e)	0.64%(d),(e),(f)	2.21%(d)	104%	$66,333
Year Ended 5/31/2021	$22.84	7.53%	0.66%(e)	0.65%(e),(f)	2.94%	319%	$62,560
Year Ended 5/31/2020	$22.19	3.25%	0.67%(e)	0.65%(e),(f)	2.87%	326%	$99,749
Year Ended 5/31/2019	$22.09	6.21%	0.68%(e)	0.67%(e),(f)	3.22%	302%	$90,690
Year Ended 5/31/2018	$21.34	0.48%	0.67%	0.67%(f)	2.83%	311%	$85,695
Year Ended 5/31/2017	$21.92	3.01%	0.66%(g)	0.63%(f),(g)	2.64%	338%	$80,482
Class C(c)
Six Months Ended 11/30/2021 (Unaudited)	$22.30	(2.11%)	1.64%(d),(e)	1.64%(d),(e),(f)	1.19%(d)	104%	$17,996
Year Ended 5/31/2021	$22.90	6.54%	1.66%(e)	1.65%(e),(f)	1.94%	319%	$17,854
Year Ended 5/31/2020	$22.24	2.23%	1.67%(e)	1.66%(e),(f)	1.86%	326%	$21,452
Year Ended 5/31/2019	$22.14	5.14%	1.68%(e)	1.67%(e),(f)	2.20%	302%	$22,792
Year Ended 5/31/2018	$21.39	(0.53%)	1.67%	1.66%(f)	1.84%	311%	$29,850
Year Ended 5/31/2017	$21.97	1.80%	1.66%(g)	1.63%(f),(g)	1.58%	338%	$45,314
Institutional Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$22.25	(1.59%)	0.64%(d),(e)	0.64%(d),(e),(f)	2.19%(d)	104%	$491,292
Year Ended 5/31/2021	$22.84	7.53%	0.66%(e)	0.65%(e),(f)	2.93%	319%	$519,577
Year Ended 5/31/2020	$22.19	3.25%	0.67%(e)	0.65%(e),(f)	2.86%	326%	$522,050
Year Ended 5/31/2019	$22.09	6.41%	0.68%(e)	0.67%(e),(f)	3.23%	302%	$603,089
Year Ended 5/31/2018	$21.34	0.29%	0.67%	0.66%(f)	2.83%	311%	$534,970
Year Ended 5/31/2017	$21.92	3.01%	0.66%(g)	0.63%(f),(g)	2.60%	338%	$619,001
Institutional 2 Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$22.25	(1.54%)	0.56%(d),(e)	0.55%(d),(e)	2.28%(d)	104%	$40,612
Year Ended 5/31/2021	$22.84	7.62%	0.57%(e)	0.56%(e)	2.99%	319%	$41,073
Year Ended 5/31/2020	$22.19	3.35%	0.58%(e)	0.56%(e)	2.96%	326%	$30,795
Year Ended 5/31/2019	$22.09	6.32%	0.58%(e)	0.56%(e)	3.34%	302%	$37,589
Year Ended 5/31/2018	$21.35	0.58%	0.57%	0.57%	2.91%	311%	$34,203
Year Ended 5/31/2017	$21.93	2.90%	0.55%(g)	0.54%(g)	2.70%	338%	$25,782
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2021	27

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$22.75	0.27	(0.62)	(0.35)	(0.24)	—	(0.24)
Year Ended 5/31/2021	$22.10	0.69	0.99	1.68	(0.76)	(0.27)	(1.03)
Year Ended 5/31/2020	$22.00	0.68	0.06	0.74	(0.64)	—	(0.64)
Year Ended 5/31/2019	$21.25	0.72	0.63	1.35	(0.60)	—	(0.60)
Year Ended 5/31/2018	$21.83	0.64	(0.54)	0.10	(0.68)	—	(0.68)
Year Ended 5/31/2017	$21.79	0.68	0.00(h)	0.68	(0.52)	(0.12)	(0.64)
Class R(c)
Six Months Ended 11/30/2021 (Unaudited)	$22.84	0.19	(0.62)	(0.43)	(0.17)	—	(0.17)
Year Ended 5/31/2021	$22.18	0.54	1.01	1.55	(0.62)	(0.27)	(0.89)
Year Ended 5/31/2020	$22.08	0.52	0.06	0.58	(0.48)	—	(0.48)
Year Ended 5/31/2019	$21.33	0.60	0.63	1.23	(0.48)	—	(0.48)
Year Ended 5/31/2018	$21.92	0.52	(0.55)	(0.03)	(0.56)	—	(0.56)
Year Ended 5/31/2017	$21.89	0.56	(0.05)(i)	0.51	(0.36)	(0.12)	(0.48)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Annualized.
(e)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	11/30/2021	5/31/2021	5/31/2020	5/31/2019
Class A	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Advisor Class	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Class C	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Institutional Class	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Institutional 2 Class	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Institutional 3 Class	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Class R	less than 0.01%	less than 0.01%	0.01%	less than 0.01%

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2017	0.02%	0.02%	0.02%	0.02%	0.02%	0.01%	0.01%

(h)	Rounds to zero.
(i)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Quality Income Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$22.16	(1.53%)	0.51%(d),(e)	0.51%(d),(e)	2.33%(d)	104%	$1,240,437
Year Ended 5/31/2021	$22.75	7.64%	0.52%(e)	0.52%(e)	3.05%	319%	$1,197,807
Year Ended 5/31/2020	$22.10	3.40%	0.53%(e)	0.51%(e)	3.01%	326%	$729,991
Year Ended 5/31/2019	$22.00	6.58%	0.52%(e)	0.51%(e)	3.37%	302%	$692,552
Year Ended 5/31/2018	$21.25	0.43%	0.52%	0.52%	2.98%	311%	$765,037
Year Ended 5/31/2017	$21.83	3.16%	0.51%(g)	0.51%(g)	3.13%	338%	$784,343
Class R(c)
Six Months Ended 11/30/2021 (Unaudited)	$22.24	(1.87%)	1.14%(d),(e)	1.14%(d),(e),(f)	1.68%(d)	104%	$4,633
Year Ended 5/31/2021	$22.84	7.00%	1.16%(e)	1.15%(e),(f)	2.40%	319%	$5,482
Year Ended 5/31/2020	$22.18	2.74%	1.17%(e)	1.15%(e),(f)	2.36%	326%	$2,711
Year Ended 5/31/2019	$22.08	5.87%	1.19%(e)	1.17%(e),(f)	2.76%	302%	$1,454
Year Ended 5/31/2018	$21.33	(0.21%)	1.17%	1.16%(f)	2.34%	311%	$735
Year Ended 5/31/2017	$21.92	2.50%	1.17%(g)	1.14%(f),(g)	2.58%	338%	$984
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2021	29

Notes to Financial Statements
November 30, 2021 (Unaudited)
Note 1. Organization
Columbia Quality Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Statement of Changes in Net Assets and per share data in the Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
30	Columbia Quality Income Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a
Columbia Quality Income Fund | Semiannual Report 2021	31

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
32	Columbia Quality Income Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio
Columbia Quality Income Fund | Semiannual Report 2021	33

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the  Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
34	Columbia Quality Income Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage exposure to fluctuations in interest rates and manage convexity risk.  These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	7,664,515*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	5,448,025*
Interest rate risk	Investments, at value — Options purchased	9,805,129
Total		22,917,669

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	869,423*
Credit risk	Upfront receipts on swap contracts	16,540,981
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	35,815*
Interest rate risk	Options contracts written, at value	3,238,532
Total		20,684,751

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Quality Income Fund | Semiannual Report 2021	35

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	1,660,391	1,660,391
Interest rate risk	(12,608,837)	182,595	10,908,500	(4,653,378)	(6,171,120)
Total	(12,608,837)	182,595	10,908,500	(2,992,987)	(4,510,729)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	426,711	426,711
Interest rate risk	3,148,522	557,024	(27,693,139)	1,073,367	(22,914,226)
Total	3,148,522	557,024	(27,693,139)	1,500,078	(22,487,515)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	955,877,727
Futures contracts — short	3,088,391
Credit default swap contracts — sell protection	98,500,000

Derivative instrument	Average value ($)*
Options contracts — purchased	12,291,627
Options contracts — written	(3,918,659)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)**
Interest rate swap contracts	—	(1,025,122)

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2021.
**	Based on the ending daily outstanding amounts for the six months ended November 30, 2021.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
36	Columbia Quality Income Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Columbia Quality Income Fund | Semiannual Report 2021	37

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of November 30, 2021:
	Citi ($) (a)	Citi ($) (a)	Goldman Sachs International ($)	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Options purchased calls	409,104	-	-	-	311,672	720,776
Options purchased puts	4,309,202	-	-	-	4,775,151	9,084,353
OTC credit default swap contracts (b)	-	1,143,828	-	967,030	5,553,657	7,664,515
Total assets	4,718,306	1,143,828	-	967,030	10,640,480	17,469,644
Liabilities
Options contracts written	2,933,224	-	-	-	305,308	3,238,532
OTC credit default swap contracts (b)	-	3,471,172	363,838	2,103,459	11,471,935	17,410,404
Total liabilities	2,933,224	3,471,172	363,838	2,103,459	11,777,243	20,648,936
Total financial and derivative net assets	1,785,082	(2,327,344)	(363,838)	(1,136,429)	(1,136,763)	(3,179,292)
Total collateral received (pledged) (c)	1,785,082	(1,765,000)	(270,000)	(970,000)	(312,000)	(1,531,918)
Net amount (d)	-	(562,344)	(93,838)	(166,429)	(824,763)	(1,647,374)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
38	Columbia Quality Income Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2021 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Columbia Quality Income Fund | Semiannual Report 2021	39

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective through September 30, 2022, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% of the average daily net assets attributable to that share class.
For the six months ended November 30, 2021, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class R	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2021, these minimum account balance fees reduced total expenses of the Fund by $3,813.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $458,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
40	Columbia Quality Income Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	61,687
Class C	—	1.00(b)	8,572

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2021 through September 30, 2022	Prior to October 1, 2021
Class A	0.91%	0.91%
Advisor Class	0.66	0.66
Class C	1.66	1.66
Institutional Class	0.66	0.66
Institutional 2 Class	0.57	0.56
Institutional 3 Class	0.53	0.52
Class R	1.16	1.16
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitments, effective through September 30, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class of the average daily net assets attributable to that share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Quality Income Fund | Semiannual Report 2021	41

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
At November 30, 2021, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,603,304,000	68,240,000	(59,596,000)	8,644,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at May 31, 2021 as arising on June 1, 2021.
Late year ordinary losses ($)	Post-October capital losses ($)
—	7,450,785
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,620,717,244 and $2,622,922,217, respectively, for the six months ended November 30, 2021, of which $2,333,292,700 and $2,322,255,046, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2021.
42	Columbia Quality Income Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the six months ended November 30, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such
Columbia Quality Income Fund | Semiannual Report 2021	43

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
publications would be considered non-representative of the underlying market. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. Alternatives to LIBOR have been established or are in development in most major currencies, including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority,
44	Columbia Quality Income Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At November 30, 2021, one unaffiliated shareholder of record owned 11.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 62.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Quality Income Fund | Semiannual Report 2021	45

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Quality Income Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
46	Columbia Quality Income Fund | Semiannual Report 2021

Approval of Management Agreement  (continued)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Quality Income Fund | Semiannual Report 2021	47

Approval of Management Agreement  (continued)

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
48	Columbia Quality Income Fund | Semiannual Report 2021

Approval of Management Agreement  (continued)

On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Quality Income Fund | Semiannual Report 2021	49

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Columbia Quality Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR236_05_M01_(01/22)

SemiAnnual Report
November 30, 2021
Columbia Select Large Cap Value Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Select Large Cap Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Large Cap Value Fund  |  Semiannual Report 2021

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Richard Rosen
Lead Portfolio Manager
Managed Fund since 1997
Richard Taft
Portfolio Manager
Managed Fund since 2016
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2021)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	-4.05	23.90	11.58	13.25
	Including sales charges		-9.56	16.77	10.26	12.57
Advisor Class*		11/08/12	-3.90	24.24	11.86	13.51
Class C	Excluding sales charges	05/27/99	-4.39	22.98	10.74	12.40
	Including sales charges		-5.35	21.98	10.74	12.40
Institutional Class		09/27/10	-3.90	24.23	11.87	13.53
Institutional 2 Class		11/30/01	-3.87	24.29	11.92	13.62
Institutional 3 Class*		10/01/14	-3.86	24.31	11.98	13.56
Class R		04/30/03	-4.13	23.66	11.32	12.97
Russell 1000 Value Index			-0.57	22.25	10.36	12.50
S&P 500 Index			9.38	27.92	17.90	16.16
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Select Large Cap Value Fund | Semiannual Report 2021	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2021)
Common Stocks	96.5
Money Market Funds	3.2
Preferred Stocks	0.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2021)
Communication Services	4.1
Consumer Discretionary	6.6
Consumer Staples	3.3
Energy	7.6
Financials	21.3
Health Care	13.8
Industrials	7.9
Information Technology	16.7
Materials	10.4
Utilities	8.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Large Cap Value Fund | Semiannual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2021 — November 30, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	959.50	1,021.45	3.94	4.07	0.79
Advisor Class	1,000.00	1,000.00	961.00	1,022.73	2.70	2.78	0.54
Class C	1,000.00	1,000.00	956.10	1,017.63	7.68	7.92	1.54
Institutional Class	1,000.00	1,000.00	961.00	1,022.73	2.70	2.78	0.54
Institutional 2 Class	1,000.00	1,000.00	961.30	1,023.03	2.40	2.47	0.48
Institutional 3 Class	1,000.00	1,000.00	961.40	1,023.29	2.15	2.22	0.43
Class R	1,000.00	1,000.00	958.70	1,020.43	4.94	5.10	0.99
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Large Cap Value Fund | Semiannual Report 2021	5

Portfolio of Investments
November 30, 2021 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.2%
Issuer	Shares	Value ($)
Communication Services 4.0%
Diversified Telecommunication Services 4.0%
Verizon Communications, Inc.	1,545,908	77,712,795
Total Communication Services		77,712,795
Consumer Discretionary 6.0%
Internet & Direct Marketing Retail 1.4%
Qurate Retail, Inc.	3,402,584	27,220,672
Specialty Retail 4.6%
Lowe’s Companies, Inc.	370,153	90,535,722
Total Consumer Discretionary		117,756,394
Consumer Staples 3.2%
Tobacco 3.2%
Philip Morris International, Inc.	721,790	62,030,633
Total Consumer Staples		62,030,633
Energy 7.3%
Energy Equipment & Services 1.2%
TechnipFMC PLC(a)	4,209,937	23,870,343
Oil, Gas & Consumable Fuels 6.1%
Chevron Corp.	263,085	29,694,404
Marathon Petroleum Corp.	628,093	38,219,459
Williams Companies, Inc. (The)	1,946,805	52,154,906
Total		120,068,769
Total Energy		143,939,112
Financials 20.6%
Banks 12.4%
Bank of America Corp.	1,546,735	68,783,305
Citigroup, Inc.	830,234	52,885,906
JPMorgan Chase & Co.	369,423	58,675,455
Wells Fargo & Co.	1,308,150	62,503,407
Total		242,848,073
Capital Markets 2.9%
Morgan Stanley	592,423	56,173,549
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 5.3%
American International Group, Inc.	1,067,332	56,141,663
MetLife, Inc.	813,822	47,738,799
Total		103,880,462
Total Financials		402,902,084
Health Care 13.4%
Health Care Equipment & Supplies 2.7%
Baxter International, Inc.	696,264	51,920,406
Health Care Providers & Services 8.4%
Centene Corp.(a)	926,272	66,145,084
Cigna Corp.	241,617	46,366,302
Humana, Inc.	125,968	52,870,029
Total		165,381,415
Pharmaceuticals 2.3%
Bristol-Myers Squibb Co.	823,779	44,179,268
Total Health Care		261,481,089
Industrials 7.6%
Aerospace & Defense 2.8%
Raytheon Technologies Corp.	669,589	54,183,142
Machinery 1.5%
Caterpillar, Inc.	151,778	29,346,276
Road & Rail 3.3%
CSX Corp.	1,098,813	38,084,859
Union Pacific Corp.	116,770	27,515,683
Total		65,600,542
Total Industrials		149,129,960
Information Technology 16.1%
Communications Equipment 3.8%
Cisco Systems, Inc.	1,349,420	74,002,193
Electronic Equipment, Instruments & Components 3.5%
Corning, Inc.	1,875,578	69,565,188
Semiconductors & Semiconductor Equipment 6.4%
Applied Materials, Inc.	345,165	50,804,836
QUALCOMM, Inc.	414,948	74,923,011
Total		125,727,847
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Select Large Cap Value Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 2.4%
Teradata Corp.(a)	1,063,251	46,166,359
Total Information Technology		315,461,587
Materials 10.0%
Chemicals 3.7%
FMC Corp.	719,222	72,058,852
Metals & Mining 6.3%
Barrick Gold Corp.	3,340,431	63,434,785
Freeport-McMoRan, Inc.	1,627,753	60,357,081
Total		123,791,866
Total Materials		195,850,718
Utilities 8.0%
Electric Utilities 5.8%
FirstEnergy Corp.	1,950,279	73,447,507
PG&E Corp.(a)	3,480,770	41,351,548
Total		114,799,055
Independent Power and Renewable Electricity Producers 2.2%
AES Corp. (The)	1,825,020	42,668,967
Total Utilities		157,468,022
Total Common Stocks (Cost $1,324,290,178)		1,883,732,394
Preferred Stocks 0.4%
Issuer		Shares	Value ($)
Consumer Discretionary 0.4%
Internet & Direct Marketing Retail 0.4%
Qurate Retail, Inc.	8.000%	62,180	6,497,810
Total Consumer Discretionary			6,497,810
Total Preferred Stocks (Cost $12,027,174)			6,497,810

Money Market Funds 3.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.078%(b),(c)	63,078,390	63,072,082
Total Money Market Funds (Cost $63,072,082)		63,072,082
Total Investments in Securities (Cost: $1,399,389,434)		1,953,302,286
Other Assets & Liabilities, Net		4,771,594
Net Assets		1,958,073,880

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at November 30, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.078%
	48,626,308	313,573,123	(299,127,349)	—	63,072,082	—	19,603	63,078,390
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2021	7

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	77,712,795	—	—	77,712,795
Consumer Discretionary	117,756,394	—	—	117,756,394
Consumer Staples	62,030,633	—	—	62,030,633
Energy	143,939,112	—	—	143,939,112
Financials	402,902,084	—	—	402,902,084
Health Care	261,481,089	—	—	261,481,089
Industrials	149,129,960	—	—	149,129,960
Information Technology	315,461,587	—	—	315,461,587
Materials	195,850,718	—	—	195,850,718
Utilities	157,468,022	—	—	157,468,022
Total Common Stocks	1,883,732,394	—	—	1,883,732,394
Preferred Stocks
Consumer Discretionary	6,497,810	—	—	6,497,810
Total Preferred Stocks	6,497,810	—	—	6,497,810
Money Market Funds	63,072,082	—	—	63,072,082
Total Investments in Securities	1,953,302,286	—	—	1,953,302,286
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Large Cap Value Fund | Semiannual Report 2021

Statement of Assets and Liabilities
November 30, 2021 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,336,317,352)	$1,890,230,204
Affiliated issuers (cost $63,072,082)	63,072,082
Receivable for:
Capital shares sold	2,010,172
Dividends	3,777,733
Foreign tax reclaims	122,968
Expense reimbursement due from Investment Manager	15,720
Prepaid expenses	15,455
Other assets	18,946
Total assets	1,959,263,280
Liabilities
Payable for:
Capital shares purchased	830,959
Management services fees	37,270
Distribution and/or service fees	3,761
Transfer agent fees	189,921
Compensation of board members	95,036
Compensation of chief compliance officer	163
Other expenses	32,290
Total liabilities	1,189,400
Net assets applicable to outstanding capital stock	$1,958,073,880
Represented by
Paid in capital	1,314,262,784
Total distributable earnings (loss)	643,811,096
Total - representing net assets applicable to outstanding capital stock	$1,958,073,880
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2021	9

Statement of Assets and Liabilities  (continued)
November 30, 2021 (Unaudited)
Class A
Net assets	$309,348,628
Shares outstanding	10,121,686
Net asset value per share	$30.56
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$32.42
Advisor Class
Net assets	$228,754,678
Shares outstanding	7,037,452
Net asset value per share	$32.51
Class C
Net assets	$43,401,637
Shares outstanding	1,582,634
Net asset value per share	$27.42
Institutional Class
Net assets	$1,068,524,325
Shares outstanding	33,380,947
Net asset value per share	$32.01
Institutional 2 Class
Net assets	$121,654,268
Shares outstanding	3,798,308
Net asset value per share	$32.03
Institutional 3 Class
Net assets	$157,176,082
Shares outstanding	4,816,825
Net asset value per share	$32.63
Class R
Net assets	$29,214,262
Shares outstanding	975,469
Net asset value per share	$29.95
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Large Cap Value Fund | Semiannual Report 2021

Statement of Operations
Six Months Ended November 30, 2021 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$25,694,769
Dividends — affiliated issuers	19,603
Interfund lending	1,178
Foreign taxes withheld	(35,661)
Total income	25,679,889
Expenses:
Management services fees	6,482,027
Distribution and/or service fees
Class A	375,614
Class C	219,969
Class R	64,291
Transfer agent fees
Class A	181,790
Advisor Class	134,499
Class C	26,527
Institutional Class	615,652
Institutional 2 Class	35,855
Institutional 3 Class	4,402
Class R	17,252
Compensation of board members	23,172
Custodian fees	5,759
Printing and postage fees	38,950
Registration fees	94,150
Audit fees	14,910
Legal fees	14,989
Compensation of chief compliance officer	163
Other	11,049
Total expenses	8,361,020
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,720,179)
Fees waived by transfer agent
Institutional 3 Class	(1,476)
Expense reduction	(400)
Total net expenses	5,638,965
Net investment income	20,040,924
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	37,283,526
Net realized gain	37,283,526
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(130,523,118)
Net change in unrealized appreciation (depreciation)	(130,523,118)
Net realized and unrealized loss	(93,239,592)
Net decrease in net assets resulting from operations	$(73,198,668)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2021	11

Statement of Changes in Net Assets
	Six Months Ended November 30, 2021 (Unaudited)	Year Ended May 31, 2021
Operations
Net investment income	$20,040,924	$35,436,072
Net realized gain	37,283,526	84,618,241
Net change in unrealized appreciation (depreciation)	(130,523,118)	447,154,152
Net increase (decrease) in net assets resulting from operations	(73,198,668)	567,208,465
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(14,930,047)
Advisor Class	—	(10,679,245)
Class C	—	(2,288,161)
Institutional Class	—	(39,856,183)
Institutional 2 Class	—	(3,975,285)
Institutional 3 Class	—	(11,460,762)
Class R	—	(1,196,737)
Total distributions to shareholders	—	(84,386,420)
Increase in net assets from capital stock activity	302,814,834	317,486,629
Total increase in net assets	229,616,166	800,308,674
Net assets at beginning of period	1,728,457,714	928,149,040
Net assets at end of period	$1,958,073,880	$1,728,457,714
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Large Cap Value Fund | Semiannual Report 2021

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2021 (Unaudited)		May 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,283,215	70,414,929	2,106,223	56,731,499
Distributions reinvested	—	—	414,449	10,609,889
Redemptions	(806,528)	(25,007,646)	(2,607,597)	(65,400,167)
Net increase (decrease)	1,476,687	45,407,283	(86,925)	1,941,221
Advisor Class
Subscriptions	1,723,555	56,708,430	1,741,158	49,897,728
Distributions reinvested	—	—	372,084	10,105,806
Redemptions	(661,764)	(21,886,548)	(2,029,831)	(56,513,441)
Net increase	1,061,791	34,821,882	83,411	3,490,093
Class C
Subscriptions	294,890	8,251,430	457,203	11,536,180
Distributions reinvested	—	—	82,145	1,900,024
Redemptions	(149,850)	(4,166,242)	(781,516)	(17,999,583)
Net increase (decrease)	145,040	4,085,188	(242,168)	(4,563,379)
Institutional Class
Subscriptions	9,716,236	314,917,762	12,571,255	367,027,692
Distributions reinvested	—	—	1,288,126	34,444,485
Redemptions	(3,886,002)	(124,823,003)	(6,007,565)	(165,027,420)
Net increase	5,830,234	190,094,759	7,851,816	236,444,757
Institutional 2 Class
Subscriptions	667,507	21,657,428	3,798,665	109,241,839
Distributions reinvested	—	—	148,440	3,969,280
Redemptions	(903,663)	(29,216,382)	(1,194,629)	(35,086,460)
Net increase (decrease)	(236,156)	(7,558,954)	2,752,476	78,124,659
Institutional 3 Class
Subscriptions	1,619,177	53,818,743	3,274,292	87,432,085
Distributions reinvested	—	—	373,887	10,184,688
Redemptions	(698,729)	(22,847,261)	(3,603,258)	(98,493,776)
Net increase (decrease)	920,448	30,971,482	44,921	(877,003)
Class R
Subscriptions	339,559	10,342,654	333,567	9,325,511
Distributions reinvested	—	—	41,920	1,053,451
Redemptions	(176,997)	(5,349,460)	(298,930)	(7,452,681)
Net increase	162,562	4,993,194	76,557	2,926,281
Total net increase	9,360,606	302,814,834	10,480,088	317,486,629
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2021	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2021 (Unaudited)	$31.85	0.30	(1.59)	(1.29)	—	—	—
Year Ended 5/31/2021	$21.50	0.71(e)	11.57	12.28	(0.60)	(1.33)	(1.93)
Year Ended 5/31/2020	$23.28	0.41	(0.38)	0.03	(0.46)	(1.35)	(1.81)
Year Ended 5/31/2019	$25.66	0.41	(1.73)	(1.32)	(0.36)	(0.70)	(1.06)
Year Ended 5/31/2018	$23.93	0.27	2.71	2.98	(0.24)	(1.01)	(1.25)
Year Ended 5/31/2017	$21.43	0.24	4.17	4.41	(0.26)	(1.65)	(1.91)
Advisor Class
Six Months Ended 11/30/2021 (Unaudited)	$33.83	0.37	(1.69)	(1.32)	—	—	—
Year Ended 5/31/2021	$22.74	0.82(e)	12.25	13.07	(0.65)	(1.33)	(1.98)
Year Ended 5/31/2020	$24.52	0.49	(0.40)	0.09	(0.52)	(1.35)	(1.87)
Year Ended 5/31/2019	$26.98	0.50	(1.83)	(1.33)	(0.43)	(0.70)	(1.13)
Year Ended 5/31/2018	$25.10	0.36	2.83	3.19	(0.30)	(1.01)	(1.31)
Year Ended 5/31/2017	$22.38	0.32	4.36	4.68	(0.31)	(1.65)	(1.96)
Class C
Six Months Ended 11/30/2021 (Unaudited)	$28.68	0.16	(1.42)	(1.26)	—	—	—
Year Ended 5/31/2021	$19.52	0.46(e)	10.45	10.91	(0.42)	(1.33)	(1.75)
Year Ended 5/31/2020	$21.26	0.21	(0.34)	(0.13)	(0.26)	(1.35)	(1.61)
Year Ended 5/31/2019	$23.49	0.20	(1.57)	(1.37)	(0.16)	(0.70)	(0.86)
Year Ended 5/31/2018	$22.00	0.07	2.48	2.55	(0.05)	(1.01)	(1.06)
Year Ended 5/31/2017	$19.83	0.06	3.86	3.92	(0.10)	(1.65)	(1.75)
Institutional Class
Six Months Ended 11/30/2021 (Unaudited)	$33.31	0.36	(1.66)	(1.30)	—	—	—
Year Ended 5/31/2021	$22.41	0.84(e)	12.04	12.88	(0.65)	(1.33)	(1.98)
Year Ended 5/31/2020	$24.19	0.49	(0.40)	0.09	(0.52)	(1.35)	(1.87)
Year Ended 5/31/2019	$26.63	0.49	(1.80)	(1.31)	(0.43)	(0.70)	(1.13)
Year Ended 5/31/2018	$24.79	0.36	2.79	3.15	(0.30)	(1.01)	(1.31)
Year Ended 5/31/2017	$22.13	0.32	4.30	4.62	(0.31)	(1.65)	(1.96)
Institutional 2 Class
Six Months Ended 11/30/2021 (Unaudited)	$33.32	0.36	(1.65)	(1.29)	—	—	—
Year Ended 5/31/2021	$22.42	0.91(e)	11.99	12.90	(0.67)	(1.33)	(2.00)
Year Ended 5/31/2020	$24.20	0.50	(0.40)	0.10	(0.53)	(1.35)	(1.88)
Year Ended 5/31/2019	$26.64	0.50	(1.79)	(1.29)	(0.45)	(0.70)	(1.15)
Year Ended 5/31/2018	$24.81	0.39	2.77	3.16	(0.32)	(1.01)	(1.33)
Year Ended 5/31/2017	$22.14	0.33	4.32	4.65	(0.33)	(1.65)	(1.98)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Large Cap Value Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2021 (Unaudited)	$30.56	(4.05%)	1.08%(c)	0.79%(c),(d)	1.93%(c)	4%	$309,349
Year Ended 5/31/2021	$31.85	59.28%	1.12%	0.79%(d)	2.74%	29%	$275,301
Year Ended 5/31/2020	$21.50	(0.98%)	1.14%(f)	0.80%(d),(f)	1.70%	18%	$187,746
Year Ended 5/31/2019	$23.28	(5.09%)	1.13%	0.80%(d)	1.64%	21%	$218,458
Year Ended 5/31/2018	$25.66	12.39%	1.15%	1.03%(d)	1.07%	9%	$225,532
Year Ended 5/31/2017	$23.93	20.87%	1.19%	1.16%(d)	1.05%	8%	$204,824
Advisor Class
Six Months Ended 11/30/2021 (Unaudited)	$32.51	(3.90%)	0.83%(c)	0.54%(c),(d)	2.18%(c)	4%	$228,755
Year Ended 5/31/2021	$33.83	59.64%	0.87%	0.54%(d)	2.99%	29%	$202,134
Year Ended 5/31/2020	$22.74	(0.70%)	0.89%(f)	0.55%(d),(f)	1.96%	18%	$133,966
Year Ended 5/31/2019	$24.52	(4.87%)	0.88%	0.55%(d)	1.89%	21%	$148,935
Year Ended 5/31/2018	$26.98	12.67%	0.90%	0.77%(d)	1.35%	9%	$154,976
Year Ended 5/31/2017	$25.10	21.23%	0.94%	0.91%(d)	1.33%	8%	$40,794
Class C
Six Months Ended 11/30/2021 (Unaudited)	$27.42	(4.39%)	1.83%(c)	1.54%(c),(d)	1.15%(c)	4%	$43,402
Year Ended 5/31/2021	$28.68	58.03%	1.87%	1.54%(d)	1.97%	29%	$41,236
Year Ended 5/31/2020	$19.52	(1.68%)	1.89%(f)	1.55%(d),(f)	0.94%	18%	$32,781
Year Ended 5/31/2019	$21.26	(5.80%)	1.88%	1.55%(d)	0.87%	21%	$48,824
Year Ended 5/31/2018	$23.49	11.53%	1.90%	1.78%(d)	0.32%	9%	$70,325
Year Ended 5/31/2017	$22.00	20.02%	1.94%	1.91%(d)	0.30%	8%	$65,295
Institutional Class
Six Months Ended 11/30/2021 (Unaudited)	$32.01	(3.90%)	0.83%(c)	0.54%(c),(d)	2.17%(c)	4%	$1,068,524
Year Ended 5/31/2021	$33.31	59.67%	0.87%	0.54%(d)	3.06%	29%	$917,729
Year Ended 5/31/2020	$22.41	(0.71%)	0.89%(f)	0.55%(d),(f)	1.97%	18%	$441,521
Year Ended 5/31/2019	$24.19	(4.86%)	0.88%	0.55%(d)	1.89%	21%	$428,080
Year Ended 5/31/2018	$26.63	12.66%	0.90%	0.77%(d)	1.35%	9%	$397,901
Year Ended 5/31/2017	$24.79	21.19%	0.94%	0.91%(d)	1.33%	8%	$294,914
Institutional 2 Class
Six Months Ended 11/30/2021 (Unaudited)	$32.03	(3.87%)	0.76%(c)	0.48%(c)	2.19%(c)	4%	$121,654
Year Ended 5/31/2021	$33.32	59.74%	0.81%	0.48%	3.23%	29%	$134,430
Year Ended 5/31/2020	$22.42	(0.66%)	0.82%(f)	0.50%(f)	1.98%	18%	$28,742
Year Ended 5/31/2019	$24.20	(4.80%)	0.82%	0.51%	1.92%	21%	$39,688
Year Ended 5/31/2018	$26.64	12.69%	0.84%	0.69%	1.48%	9%	$54,500
Year Ended 5/31/2017	$24.81	21.33%	0.85%	0.83%	1.39%	8%	$23,215
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2021	15

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2021 (Unaudited)	$33.94	0.38	(1.69)	(1.31)	—	—	—
Year Ended 5/31/2021	$22.81	0.88(e)	12.26	13.14	(0.68)	(1.33)	(2.01)
Year Ended 5/31/2020	$24.59	0.52	(0.40)	0.12	(0.55)	(1.35)	(1.90)
Year Ended 5/31/2019	$27.05	0.53	(1.83)	(1.30)	(0.46)	(0.70)	(1.16)
Year Ended 5/31/2018	$25.16	0.39	2.84	3.23	(0.33)	(1.01)	(1.34)
Year Ended 5/31/2017	$22.43	0.50	4.22	4.72	(0.34)	(1.65)	(1.99)
Class R
Six Months Ended 11/30/2021 (Unaudited)	$31.24	0.27	(1.56)	(1.29)	—	—	—
Year Ended 5/31/2021	$21.12	0.67(e)	11.33	12.00	(0.55)	(1.33)	(1.88)
Year Ended 5/31/2020	$22.90	0.34	(0.38)	(0.04)	(0.39)	(1.35)	(1.74)
Year Ended 5/31/2019	$25.25	0.34	(1.69)	(1.35)	(0.30)	(0.70)	(1.00)
Year Ended 5/31/2018	$23.57	0.20	2.67	2.87	(0.18)	(1.01)	(1.19)
Year Ended 5/31/2017	$21.13	0.18	4.12	4.30	(0.21)	(1.65)	(1.86)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2021	$0.19	$0.21	$0.17	$0.19	$0.17	$0.25	$0.19

(f)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Large Cap Value Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2021 (Unaudited)	$32.63	(3.86%)	0.71%(c)	0.43%(c)	2.27%(c)	4%	$157,176
Year Ended 5/31/2021	$33.94	59.79%	0.76%	0.43%	3.22%	29%	$132,235
Year Ended 5/31/2020	$22.81	(0.60%)	0.77%(f)	0.45%(f)	2.06%	18%	$87,839
Year Ended 5/31/2019	$24.59	(4.76%)	0.77%	0.46%	1.98%	21%	$149,956
Year Ended 5/31/2018	$27.05	12.80%	0.79%	0.66%	1.44%	9%	$145,244
Year Ended 5/31/2017	$25.16	21.36%	0.80%	0.77%	2.01%	8%	$121,439
Class R
Six Months Ended 11/30/2021 (Unaudited)	$29.95	(4.13%)	1.28%(c)	0.99%(c),(d)	1.72%(c)	4%	$29,214
Year Ended 5/31/2021	$31.24	58.97%	1.32%	0.99%(d)	2.62%	29%	$25,393
Year Ended 5/31/2020	$21.12	(1.24%)	1.39%(f)	1.05%(d),(f)	1.43%	18%	$15,554
Year Ended 5/31/2019	$22.90	(5.32%)	1.38%	1.05%(d)	1.39%	21%	$24,725
Year Ended 5/31/2018	$25.25	12.10%	1.40%	1.28%(d)	0.82%	9%	$24,222
Year Ended 5/31/2017	$23.57	20.61%	1.44%	1.41%(d)	0.80%	8%	$23,132
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2021	17

Notes to Financial Statements
November 30, 2021 (Unaudited)
Note 1. Organization
Columbia Select Large Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Select Large Cap Value Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Select Large Cap Value Fund | Semiannual Report 2021	19

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2021 was 0.68% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
20	Columbia Select Large Cap Value Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective October 1, 2021 through September 30, 2022, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the six months ended November 30, 2021, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.00
Class R	0.12
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2021, these minimum account balance fees reduced total expenses of the Fund by $400.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,772,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced. For Class R shares, prior to December 1, 2021, the Fund paid the distribution fees up to the point where the Distributor’s expenses were fully recovered.
Columbia Select Large Cap Value Fund | Semiannual Report 2021	21

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	172,687
Class C	—	1.00(b)	2,941

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2021 through September 30, 2022	Prior to October 1, 2021
Class A	0.80%	0.80%
Advisor Class	0.55	0.55
Class C	1.55	1.55
Institutional Class	0.55	0.55
Institutional 2 Class	0.49	0.48
Institutional 3 Class	0.44	0.43
Class R	1.05	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective October 1, 2021 through September 30, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
22	Columbia Select Large Cap Value Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
At November 30, 2021, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,399,389,000	594,143,000	(40,230,000)	553,913,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $377,428,154 and $63,071,734, respectively, for the six months ended November 30, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	20,200,000	0.70	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2021.
Columbia Select Large Cap Value Fund | Semiannual Report 2021	23

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the six months ended November 30, 2021.
Note 9. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by
24	Columbia Select Large Cap Value Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At November 30, 2021, four unaffiliated shareholders of record owned 55.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Select Large Cap Value Fund | Semiannual Report 2021	25

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Large Cap Value Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
26	Columbia Select Large Cap Value Fund | Semiannual Report 2021

Approval of Management Agreement  (continued)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Select Large Cap Value Fund | Semiannual Report 2021	27

Approval of Management Agreement  (continued)

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
28	Columbia Select Large Cap Value Fund | Semiannual Report 2021

Approval of Management Agreement  (continued)

On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Select Large Cap Value Fund | Semiannual Report 2021	29

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Columbia Select Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR216_05_M01_(01/22)

SemiAnnual Report
November 30, 2021
Columbia Select Small Cap Value Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Select Small Cap Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Small Cap Value Fund  |  Semiannual Report 2021

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2014
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2021)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	-3.62	31.68	10.09	11.85
	Including sales charges		-9.15	24.10	8.79	11.19
Advisor Class*		11/08/12	-3.53	31.96	10.37	12.11
Class C	Excluding sales charges	05/27/99	-4.03	30.68	9.25	11.01
	Including sales charges		-4.99	29.68	9.25	11.01
Institutional Class		09/27/10	-3.51	32.02	10.37	12.14
Institutional 2 Class		11/30/01	-3.49	32.11	10.44	12.25
Institutional 3 Class*		10/01/14	-3.48	32.17	10.50	12.16
Class R		04/30/03	-3.73	31.63	9.89	11.61
Russell 2000 Value Index			-3.31	33.01	9.08	11.76
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Select Small Cap Value Fund | Semiannual Report 2021	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2021)
Common Stocks	99.0
Money Market Funds	1.0
Rights	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2021)
Communication Services	3.3
Consumer Discretionary	8.6
Consumer Staples	1.9
Energy	4.3
Financials	27.4
Health Care	7.8
Industrials	17.0
Information Technology	11.8
Materials	7.2
Real Estate	8.9
Utilities	1.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Small Cap Value Fund | Semiannual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2021 — November 30, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	963.80	1,019.11	6.25	6.43	1.25
Advisor Class	1,000.00	1,000.00	964.70	1,020.38	5.01	5.15	1.00
Class C	1,000.00	1,000.00	959.70	1,015.29	9.99	10.27	2.00
Institutional Class	1,000.00	1,000.00	964.90	1,020.38	5.01	5.15	1.00
Institutional 2 Class	1,000.00	1,000.00	965.10	1,020.69	4.71	4.84	0.94
Institutional 3 Class	1,000.00	1,000.00	965.20	1,020.94	4.46	4.58	0.89
Class R	1,000.00	1,000.00	962.70	1,018.60	6.75	6.94	1.35
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Small Cap Value Fund | Semiannual Report 2021	5

Portfolio of Investments
November 30, 2021 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.0%
Issuer	Shares	Value ($)
Communication Services 3.3%
Media 1.9%
iHeartMedia, Inc., Class A(a)	530,000	10,393,300
Wireless Telecommunication Services 1.4%
Telephone and Data Systems, Inc.	452,104	7,993,199
Total Communication Services		18,386,499
Consumer Discretionary 8.5%
Auto Components 0.8%
Motorcar Parts of America, Inc.(a)	289,363	4,641,383
Hotels, Restaurants & Leisure 4.4%
Penn National Gaming, Inc.(a)	94,535	4,843,028
Six Flags Entertainment Corp.(a)	204,000	7,460,280
Texas Roadhouse, Inc.	148,470	12,314,102
Total		24,617,410
Household Durables 1.4%
KB Home	196,665	7,864,633
Textiles, Apparel & Luxury Goods 1.9%
Kontoor Brands, Inc.	195,977	10,567,080
Total Consumer Discretionary		47,690,506
Consumer Staples 1.9%
Food Products 1.9%
Nomad Foods Ltd.(a)	443,422	10,593,352
Total Consumer Staples		10,593,352
Energy 4.3%
Energy Equipment & Services 1.4%
Patterson-UTI Energy, Inc.	1,066,372	7,528,586
Oil, Gas & Consumable Fuels 2.9%
Devon Energy Corp.	299,640	12,602,859
Renewable Energy Group, Inc.(a)	80,000	3,822,400
Total		16,425,259
Total Energy		23,953,845
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 27.0%
Banks 12.5%
First Hawaiian, Inc.	388,838	10,206,998
Huntington Bancshares, Inc.	761,825	11,305,483
OceanFirst Financial Corp.	450,000	9,274,500
Pacific Premier Bancorp, Inc.	428,623	16,609,141
Popular, Inc.	161,254	12,548,786
Stock Yards Bancorp, Inc.	162,322	9,711,725
Total		69,656,633
Consumer Finance 1.0%
PROG Holdings, Inc.(a)	126,098	5,689,542
Insurance 6.3%
CNO Financial Group, Inc.	400,308	9,070,979
Hanover Insurance Group, Inc. (The)	92,753	11,292,678
Lincoln National Corp.	224,254	14,874,768
Total		35,238,425
Mortgage Real Estate Investment Trusts (REITS) 0.8%
Ladder Capital Corp., Class A	416,221	4,740,757
Thrifts & Mortgage Finance 6.4%
Axos Financial, Inc.(a)	411,820	23,313,130
Radian Group, Inc.	621,310	12,656,085
Total		35,969,215
Total Financials		151,294,572
Health Care 7.7%
Biotechnology 0.7%
Ligand Pharmaceuticals, Inc.(a)	24,316	3,937,247
Health Care Equipment & Supplies 3.6%
CONMED Corp.	80,808	10,623,020
LivaNova PLC(a)	120,000	9,619,200
Total		20,242,220
Health Care Providers & Services 0.7%
LHC Group, Inc.(a)	31,145	3,572,954
Life Sciences Tools & Services 2.7%
Syneos Health, Inc.(a)	157,418	15,294,733
Total Health Care		43,047,154
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Select Small Cap Value Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 16.9%
Aerospace & Defense 1.5%
Curtiss-Wright Corp.	67,696	8,517,511
Airlines 0.9%
Spirit Airlines, Inc.(a)	235,938	4,933,463
Building Products 2.0%
Zurn Water Solutions Corp.	322,458	11,302,153
Commercial Services & Supplies 1.8%
Waste Connections, Inc.	76,511	10,180,554
Electrical Equipment 3.2%
Bloom Energy Corp., Class A(a)	226,774	6,231,750
Regal Rexnord Corp.	71,895	11,366,599
Total		17,598,349
Machinery 3.4%
ITT, Inc.	116,032	10,974,306
Kennametal, Inc.	225,138	7,963,131
Total		18,937,437
Professional Services 1.4%
CACI International, Inc., Class A(a)	31,046	8,054,264
Road & Rail 2.7%
Knight-Swift Transportation Holdings, Inc.	257,999	14,770,443
Total Industrials		94,294,174
Information Technology 11.7%
Communications Equipment 6.0%
Extreme Networks, Inc.(a)	1,652,538	22,309,263
Viavi Solutions, Inc.(a)	775,628	11,487,051
Total		33,796,314
IT Services 1.9%
EPAM Systems, Inc.(a)	17,306	10,531,566
Semiconductors & Semiconductor Equipment 3.8%
Kulicke & Soffa Industries, Inc.	163,457	9,424,930
MACOM Technology Solutions Holdings, Inc.(a)	161,679	11,626,337
Total		21,051,267
Total Information Technology		65,379,147
Materials 7.1%
Chemicals 1.9%
Minerals Technologies, Inc.	155,521	10,213,064
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction Materials 2.6%
Summit Materials, Inc., Class A(a)	391,276	14,594,595
Containers & Packaging 1.6%
O-I Glass, Inc.(a)	815,491	9,027,485
Metals & Mining 1.0%
Allegheny Technologies, Inc.(a)	400,000	5,696,000
Total Materials		39,531,144
Real Estate 8.8%
Equity Real Estate Investment Trusts (REITS) 8.8%
Apple Hospitality REIT, Inc.	700,000	10,514,000
First Industrial Realty Trust, Inc.	187,555	11,330,198
Gaming and Leisure Properties, Inc.	184,629	8,330,460
Outfront Media, Inc.	490,000	12,245,100
Physicians Realty Trust	374,453	6,676,497
Total		49,096,255
Total Real Estate		49,096,255
Utilities 1.8%
Electric Utilities 1.8%
Portland General Electric Co.	205,233	9,988,690
Total Utilities		9,988,690
Total Common Stocks (Cost $359,602,635)		553,255,338

Rights —%

Industrials —%
Airlines —%
American Airlines Escrow(a),(b),(c)	52,560	0
Total Industrials		0
Total Rights (Cost $—)		0

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.078%(d),(e)	5,673,668	5,673,100
Total Money Market Funds (Cost $5,673,100)		5,673,100
Total Investments in Securities (Cost: $365,275,735)		558,928,438
Other Assets & Liabilities, Net		207,432
Net Assets		559,135,870

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2021	7

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2021, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at November 30, 2021.
(e)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.078%
	5,501,423	31,985,994	(31,814,317)	—	5,673,100	—	2,004	5,673,668
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	18,386,499	—	—	18,386,499
Consumer Discretionary	47,690,506	—	—	47,690,506
Consumer Staples	10,593,352	—	—	10,593,352
Energy	23,953,845	—	—	23,953,845
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Small Cap Value Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Financials	151,294,572	—	—	151,294,572
Health Care	43,047,154	—	—	43,047,154
Industrials	94,294,174	—	—	94,294,174
Information Technology	65,379,147	—	—	65,379,147
Materials	39,531,144	—	—	39,531,144
Real Estate	49,096,255	—	—	49,096,255
Utilities	9,988,690	—	—	9,988,690
Total Common Stocks	553,255,338	—	—	553,255,338
Rights
Industrials	—	—	0*	0*
Total Rights	—	—	0*	0*
Money Market Funds	5,673,100	—	—	5,673,100
Total Investments in Securities	558,928,438	—	0*	558,928,438

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2021	9

Statement of Assets and Liabilities
November 30, 2021 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $359,602,635)	$553,255,338
Affiliated issuers (cost $5,673,100)	5,673,100
Receivable for:
Capital shares sold	510,232
Dividends	218,092
Prepaid expenses	10,438
Total assets	559,667,200
Liabilities
Payable for:
Capital shares purchased	313,779
Management services fees	13,541
Distribution and/or service fees	2,902
Transfer agent fees	47,851
Compensation of board members	118,072
Compensation of chief compliance officer	54
Other expenses	35,131
Total liabilities	531,330
Net assets applicable to outstanding capital stock	$559,135,870
Represented by
Paid in capital	328,452,200
Total distributable earnings (loss)	230,683,670
Total - representing net assets applicable to outstanding capital stock	$559,135,870
Class A
Net assets	$391,270,695
Shares outstanding	17,911,120
Net asset value per share	$21.85
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$23.18
Advisor Class
Net assets	$3,479,964
Shares outstanding	133,886
Net asset value per share	$25.99
Class C
Net assets	$4,562,329
Shares outstanding	313,721
Net asset value per share	$14.54
Institutional Class
Net assets	$40,145,584
Shares outstanding	1,572,043
Net asset value per share	$25.54
Institutional 2 Class
Net assets	$3,264,936
Shares outstanding	125,838
Net asset value per share	$25.95
Institutional 3 Class
Net assets	$113,423,414
Shares outstanding	4,212,095
Net asset value per share	$26.93
Class R
Net assets	$2,988,948
Shares outstanding	148,254
Net asset value per share	$20.16
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Small Cap Value Fund | Semiannual Report 2021

Statement of Operations
Six Months Ended November 30, 2021 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$4,011,366
Dividends — affiliated issuers	2,004
Foreign taxes withheld	(12,249)
Total income	4,001,121
Expenses:
Management services fees	2,555,589
Distribution and/or service fees
Class A	518,823
Class C	24,148
Class R	5,769
Transfer agent fees
Class A	243,034
Advisor Class	2,408
Class C	2,827
Institutional Class	24,721
Institutional 2 Class	1,114
Institutional 3 Class	3,233
Class R	1,929
Compensation of board members	18,604
Custodian fees	2,934
Printing and postage fees	24,221
Registration fees	57,987
Audit fees	14,910
Legal fees	8,951
Compensation of chief compliance officer	54
Other	5,703
Total expenses	3,516,959
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(79,608)
Expense reduction	(523)
Total net expenses	3,436,828
Net investment income	564,293
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	15,275,053
Net realized gain	15,275,053
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(37,241,491)
Net change in unrealized appreciation (depreciation)	(37,241,491)
Net realized and unrealized loss	(21,966,438)
Net decrease in net assets resulting from operations	$(21,402,145)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2021	11

Statement of Changes in Net Assets
	Six Months Ended November 30, 2021 (Unaudited)	Year Ended May 31, 2021
Operations
Net investment income	$564,293	$651,814
Net realized gain	15,275,053	49,158,480
Net change in unrealized appreciation (depreciation)	(37,241,491)	209,084,588
Net increase (decrease) in net assets resulting from operations	(21,402,145)	258,894,882
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(21,126,456)
Advisor Class	—	(173,699)
Class C	—	(498,117)
Institutional Class	—	(1,681,489)
Institutional 2 Class	—	(191,552)
Institutional 3 Class	—	(4,398,847)
Class R	—	(167,149)
Total distributions to shareholders	—	(28,237,309)
Increase (decrease) in net assets from capital stock activity	(20,496,818)	34,373,396
Total increase (decrease) in net assets	(41,898,963)	265,030,969
Net assets at beginning of period	601,034,833	336,003,864
Net assets at end of period	$559,135,870	$601,034,833
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Small Cap Value Fund | Semiannual Report 2021

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2021 (Unaudited)		May 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	246,558	5,524,554	471,521	8,993,188
Distributions reinvested	—	—	1,185,962	20,742,474
Redemptions	(880,759)	(19,628,316)	(3,442,528)	(59,340,926)
Net decrease	(634,201)	(14,103,762)	(1,785,045)	(29,605,264)
Advisor Class
Subscriptions	22,248	586,797	48,244	1,118,940
Distributions reinvested	—	—	8,222	170,687
Redemptions	(43,119)	(1,140,049)	(79,828)	(1,643,719)
Net decrease	(20,871)	(553,252)	(23,362)	(354,092)
Class C
Subscriptions	41,528	622,819	58,533	730,034
Distributions reinvested	—	—	42,398	497,329
Redemptions	(55,900)	(833,507)	(335,886)	(4,168,866)
Net decrease	(14,372)	(210,688)	(234,955)	(2,941,503)
Institutional Class
Subscriptions	256,776	6,772,583	999,784	21,277,103
Distributions reinvested	—	—	81,792	1,667,734
Redemptions	(381,610)	(9,767,583)	(1,239,027)	(23,092,742)
Net decrease	(124,834)	(2,995,000)	(157,451)	(147,905)
Institutional 2 Class
Subscriptions	47,058	1,233,152	36,445	746,946
Distributions reinvested	—	—	9,072	187,888
Redemptions	(79,867)	(2,075,097)	(61,825)	(1,254,947)
Net decrease	(32,809)	(841,945)	(16,308)	(320,113)
Institutional 3 Class
Subscriptions	124,842	3,364,539	4,756,029	94,602,352
Distributions reinvested	—	—	187,040	4,017,627
Redemptions	(165,432)	(4,663,976)	(1,365,798)	(30,558,812)
Net increase (decrease)	(40,590)	(1,299,437)	3,577,271	68,061,167
Class R
Subscriptions	21,819	445,903	46,424	810,245
Distributions reinvested	—	—	6,832	110,259
Redemptions	(45,717)	(938,637)	(82,069)	(1,239,398)
Net decrease	(23,898)	(492,734)	(28,813)	(318,894)
Total net increase (decrease)	(891,575)	(20,496,818)	1,331,337	34,373,396
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2021	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2021 (Unaudited)	$22.67	0.01	(0.83)	(0.82)	—	—	—
Year Ended 5/31/2021	$13.83	0.01	9.98	9.99	(0.01)	(1.14)	(1.15)
Year Ended 5/31/2020	$15.83	0.01	(1.99)	(1.98)	(0.02)	(0.00)(e)	(0.02)
Year Ended 5/31/2019	$18.40	0.01	(1.47)	(1.46)	(0.02)	(1.09)	(1.11)
Year Ended 5/31/2018	$18.85	0.08(f)	1.91	1.99	—	(2.44)	(2.44)
Year Ended 5/31/2017	$17.48	(0.09)	2.59	2.50	—	(1.13)	(1.13)
Advisor Class
Six Months Ended 11/30/2021 (Unaudited)	$26.94	0.05	(1.00)	(0.95)	—	—	—
Year Ended 5/31/2021	$16.27	0.07	11.79	11.86	(0.05)	(1.14)	(1.19)
Year Ended 5/31/2020	$18.62	0.06	(2.34)	(2.28)	(0.07)	(0.00)(e)	(0.07)
Year Ended 5/31/2019	$21.38	0.05	(1.69)	(1.64)	(0.03)	(1.09)	(1.12)
Year Ended 5/31/2018	$21.49	0.17(f)	2.16	2.33	—	(2.44)	(2.44)
Year Ended 5/31/2017	$19.74	(0.06)	2.94	2.88	—	(1.13)	(1.13)
Class C
Six Months Ended 11/30/2021 (Unaudited)	$15.15	(0.05)	(0.56)	(0.61)	—	—	—
Year Ended 5/31/2021	$9.59	(0.08)	6.78	6.70	—	(1.14)	(1.14)
Year Ended 5/31/2020	$11.05	(0.07)	(1.39)	(1.46)	—	(0.00)(e)	(0.00)(e)
Year Ended 5/31/2019	$13.29	(0.09)	(1.06)	(1.15)	—	(1.09)	(1.09)
Year Ended 5/31/2018	$14.35	(0.05)(f)	1.43	1.38	—	(2.44)	(2.44)
Year Ended 5/31/2017	$13.64	(0.18)	2.02	1.84	—	(1.13)	(1.13)
Institutional Class
Six Months Ended 11/30/2021 (Unaudited)	$26.47	0.05	(0.98)	(0.93)	—	—	—
Year Ended 5/31/2021	$16.00	0.07	11.59	11.66	(0.05)	(1.14)	(1.19)
Year Ended 5/31/2020	$18.31	0.06	(2.30)	(2.24)	(0.07)	(0.00)(e)	(0.07)
Year Ended 5/31/2019	$21.05	0.05	(1.67)	(1.62)	(0.03)	(1.09)	(1.12)
Year Ended 5/31/2018	$21.19	0.15(f)	2.15	2.30	—	(2.44)	(2.44)
Year Ended 5/31/2017	$19.48	(0.06)	2.90	2.84	—	(1.13)	(1.13)
Institutional 2 Class
Six Months Ended 11/30/2021 (Unaudited)	$26.89	0.06	(1.00)	(0.94)	—	—	—
Year Ended 5/31/2021	$16.24	0.08	11.77	11.85	(0.06)	(1.14)	(1.20)
Year Ended 5/31/2020	$18.58	0.07	(2.33)	(2.26)	(0.08)	(0.00)(e)	(0.08)
Year Ended 5/31/2019	$21.33	0.08	(1.70)	(1.62)	(0.04)	(1.09)	(1.13)
Year Ended 5/31/2018	$21.43	0.17(f)	2.17	2.34	—	(2.44)	(2.44)
Year Ended 5/31/2017	$19.66	(0.04)	2.94	2.90	—	(1.13)	(1.13)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Small Cap Value Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2021 (Unaudited)	$21.85	(3.62%)	1.28%(c)	1.25%(c),(d)	0.10%(c)	4%	$391,271
Year Ended 5/31/2021	$22.67	74.66%	1.32%	1.28%(d)	0.08%	30%	$420,471
Year Ended 5/31/2020	$13.83	(12.52%)	1.31%	1.31%(d)	0.07%	17%	$281,259
Year Ended 5/31/2019	$15.83	(7.80%)	1.30%	1.30%(d)	0.08%	17%	$379,113
Year Ended 5/31/2018	$18.40	10.88%	1.29%	1.29%(d)	0.42%	20%	$459,420
Year Ended 5/31/2017	$18.85	14.44%	1.32%	1.32%(d)	(0.52%)	24%	$493,661
Advisor Class
Six Months Ended 11/30/2021 (Unaudited)	$25.99	(3.53%)	1.03%(c)	1.00%(c),(d)	0.37%(c)	4%	$3,480
Year Ended 5/31/2021	$26.94	75.04%	1.07%	1.03%(d)	0.33%	30%	$4,169
Year Ended 5/31/2020	$16.27	(12.32%)	1.06%	1.06%(d)	0.33%	17%	$2,898
Year Ended 5/31/2019	$18.62	(7.50%)	1.04%	1.04%(d)	0.26%	17%	$3,219
Year Ended 5/31/2018	$21.38	11.14%	1.04%	1.04%(d)	0.78%	20%	$5,519
Year Ended 5/31/2017	$21.49	14.72%	1.07%	1.07%(d)	(0.28%)	24%	$4,860
Class C
Six Months Ended 11/30/2021 (Unaudited)	$14.54	(4.03%)	2.03%(c)	2.00%(c),(d)	(0.65%)(c)	4%	$4,562
Year Ended 5/31/2021	$15.15	73.36%	2.07%	2.03%(d)	(0.66%)	30%	$4,971
Year Ended 5/31/2020	$9.59	(13.18%)	2.06%	2.06%(d)	(0.67%)	17%	$5,402
Year Ended 5/31/2019	$11.05	(8.46%)	2.04%	2.04%(d)	(0.68%)	17%	$9,187
Year Ended 5/31/2018	$13.29	9.98%	2.04%	2.04%(d)	(0.34%)	20%	$30,308
Year Ended 5/31/2017	$14.35	13.64%	2.07%	2.07%(d)	(1.27%)	24%	$35,657
Institutional Class
Six Months Ended 11/30/2021 (Unaudited)	$25.54	(3.51%)	1.03%(c)	1.00%(c),(d)	0.36%(c)	4%	$40,146
Year Ended 5/31/2021	$26.47	75.06%	1.07%	1.02%(d)	0.33%	30%	$44,918
Year Ended 5/31/2020	$16.00	(12.31%)	1.06%	1.06%(d)	0.32%	17%	$29,670
Year Ended 5/31/2019	$18.31	(7.53%)	1.04%	1.04%(d)	0.25%	17%	$73,967
Year Ended 5/31/2018	$21.05	11.15%	1.04%	1.04%(d)	0.71%	20%	$127,825
Year Ended 5/31/2017	$21.19	14.71%	1.07%	1.07%(d)	(0.30%)	24%	$103,000
Institutional 2 Class
Six Months Ended 11/30/2021 (Unaudited)	$25.95	(3.49%)	0.97%(c)	0.94%(c)	0.46%(c)	4%	$3,265
Year Ended 5/31/2021	$26.89	75.16%	0.99%	0.96%	0.39%	30%	$4,265
Year Ended 5/31/2020	$16.24	(12.24%)	0.98%	0.98%	0.36%	17%	$2,841
Year Ended 5/31/2019	$18.58	(7.44%)	0.97%	0.97%	0.40%	17%	$9,678
Year Ended 5/31/2018	$21.33	11.22%	0.96%	0.96%	0.78%	20%	$11,770
Year Ended 5/31/2017	$21.43	14.88%	0.96%	0.96%	(0.19%)	24%	$17,775
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2021	15

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2021 (Unaudited)	$27.90	0.06	(1.03)	(0.97)	—	—	—
Year Ended 5/31/2021	$16.81	0.10	12.20	12.30	(0.07)	(1.14)	(1.21)
Year Ended 5/31/2020	$19.23	0.09	(2.42)	(2.33)	(0.09)	(0.00)(e)	(0.09)
Year Ended 5/31/2019	$22.03	0.10	(1.77)	(1.67)	(0.04)	(1.09)	(1.13)
Year Ended 5/31/2018	$22.05	0.18(f)	2.24	2.42	—	(2.44)	(2.44)
Year Ended 5/31/2017	$20.20	(0.14)	3.12	2.98	—	(1.13)	(1.13)
Class R
Six Months Ended 11/30/2021 (Unaudited)	$20.94	0.00(e)	(0.78)	(0.78)	—	—	—
Year Ended 5/31/2021	$12.83	0.02	9.23	9.25	—	(1.14)	(1.14)
Year Ended 5/31/2020	$14.71	(0.03)	(1.85)	(1.88)	—	(0.00)(e)	(0.00)(e)
Year Ended 5/31/2019	$17.20	(0.03)	(1.37)	(1.40)	—	(1.09)	(1.09)
Year Ended 5/31/2018	$17.81	0.04(f)	1.79	1.83	—	(2.44)	(2.44)
Year Ended 5/31/2017	$16.62	(0.13)	2.45	2.32	—	(1.13)	(1.13)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2018	$0.22	$0.28	$0.16	$0.26	$0.26	$0.26	$0.22
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Small Cap Value Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2021 (Unaudited)	$26.93	(3.48%)	0.91%(c)	0.89%(c)	0.46%(c)	4%	$113,423
Year Ended 5/31/2021	$27.90	75.30%	0.94%	0.89%	0.44%	30%	$118,636
Year Ended 5/31/2020	$16.81	(12.20%)	0.93%	0.93%	0.46%	17%	$11,355
Year Ended 5/31/2019	$19.23	(7.41%)	0.92%	0.92%	0.47%	17%	$13,299
Year Ended 5/31/2018	$22.03	11.27%	0.91%	0.91%	0.79%	20%	$15,117
Year Ended 5/31/2017	$22.05	14.88%	0.92%	0.92%	(0.66%)	24%	$14,576
Class R
Six Months Ended 11/30/2021 (Unaudited)	$20.16	(3.73%)	1.37%(c)	1.35%(c),(d)	0.02%(c)	4%	$2,989
Year Ended 5/31/2021	$20.94	74.76%	1.26%	1.22%(d)	0.12%	30%	$3,604
Year Ended 5/31/2020	$12.83	(12.76%)	1.56%	1.56%(d)	(0.19%)	17%	$2,579
Year Ended 5/31/2019	$14.71	(7.97%)	1.54%	1.54%(d)	(0.21%)	17%	$5,720
Year Ended 5/31/2018	$17.20	10.60%	1.54%	1.54%(d)	0.23%	20%	$9,018
Year Ended 5/31/2017	$17.81	14.09%	1.57%	1.57%(d)	(0.77%)	24%	$11,210
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2021	17

Notes to Financial Statements
November 30, 2021 (Unaudited)
Note 1. Organization
Columbia Select Small Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Select Small Cap Value Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Select Small Cap Value Fund | Semiannual Report 2021	19

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2021 was 0.86% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
20	Columbia Select Small Cap Value Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2021, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.12
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2021, these minimum account balance fees reduced total expenses of the Fund by $523.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,141,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced. For Class R shares, the Fund currently pays the distribution fees up to the point where the Distributor’s expenses are fully recovered.
Columbia Select Small Cap Value Fund | Semiannual Report 2021	21

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	47,399
Class C	—	1.00(b)	133

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2021 through September 30, 2022	Prior to October 1, 2021
Class A	1.28%	1.28%
Advisor Class	1.03	1.03
Class C	2.03	2.03
Institutional Class	1.03	1.03
Institutional 2 Class	0.97	0.94
Institutional 3 Class	0.92	0.88
Class R	1.53	1.53
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
22	Columbia Select Small Cap Value Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
At November 30, 2021, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
365,276,000	215,308,000	(21,656,000)	193,652,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $22,699,209 and $43,195,355, respectively, for the six months ended November 30, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a
Columbia Select Small Cap Value Fund | Semiannual Report 2021	23

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the six months ended November 30, 2021.
Note 9. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
24	Columbia Select Small Cap Value Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Shareholder concentration risk
At November 30, 2021, affiliated shareholders of record owned 75.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Select Small Cap Value Fund | Semiannual Report 2021	25

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Small Cap Value Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
26	Columbia Select Small Cap Value Fund | Semiannual Report 2021

Approval of Management Agreement  (continued)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Select Small Cap Value Fund | Semiannual Report 2021	27

Approval of Management Agreement  (continued)

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
28	Columbia Select Small Cap Value Fund | Semiannual Report 2021

Approval of Management Agreement  (continued)

On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Select Small Cap Value Fund | Semiannual Report 2021	29

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Columbia Select Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR218_05_M01_(01/22)

SemiAnnual Report
November 30, 2021
Columbia Flexible Capital Income Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Flexible Capital Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Flexible Capital Income Fund  |  Semiannual Report 2021

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders current income, with long-term capital appreciation.
Portfolio management
David King, CFA
Co-Portfolio Manager
Managed Fund since 2011
Yan Jin
Co-Portfolio Manager
Managed Fund since 2011
Grace Lee, CAIA
Co-Portfolio Manager
Managed Fund since 2020
Average annual total returns (%) (for the period ended November 30, 2021)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/28/11	-0.21	15.82	10.37	9.83
	Including sales charges		-5.94	9.19	9.08	9.18
Advisor Class*		11/08/12	-0.08	16.02	10.66	10.07
Class C	Excluding sales charges	07/28/11	-0.65	14.92	9.54	9.01
	Including sales charges		-1.63	13.92	9.54	9.01
Institutional Class		07/28/11	-0.08	16.10	10.65	10.10
Institutional 2 Class*		11/08/12	-0.13	16.04	10.68	10.12
Institutional 3 Class*		03/01/17	-0.04	16.18	10.72	10.00
Class R		07/28/11	-0.33	15.47	10.09	9.54
Blended Benchmark			0.92	11.64	11.33	10.78
Bloomberg U.S. Aggregate Bond Index			1.02	-1.15	3.65	3.04
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark, established by the Investment Manager, is composed of one-third each of the Russell 1000 Value Index, the Bloomberg U.S. Corporate Investment Grade & High Yield Index and the Bloomberg U.S. Convertible Composite Index. The Russell 1000 Value Index measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Bloomberg U.S. Corporate Investment Grade & High Yield Index measures the performance of investment grade and non-investment grade, fixed-rate and taxable corporate bonds. It includes USD-denominated securities publicly issued by U.S. and non U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Bloomberg U.S. Convertible Composite Index measures the performance of all four major classes of USD equity-linked securities including: convertible cash coupon bonds, zero-coupon bonds, preferred convertibles with fixed par amounts and mandatory equity-linked securities.
The Bloomberg U.S. Aggregate Bond Index measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Effective August 24, 2021, the Bloomberg Barclays indices were re-branded as the Bloomberg indices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Flexible Capital Income Fund | Semiannual Report 2021	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2021)
Common Stocks	43.5
Convertible Bonds	10.4
Convertible Preferred Stocks	15.0
Corporate Bonds & Notes	28.9
Limited Partnerships	1.2
Money Market Funds	0.2
Preferred Debt	0.4
Senior Loans	0.4
Warrants	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Flexible Capital Income Fund | Semiannual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2021 — November 30, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	997.90	1,020.49	4.99	5.05	0.98
Advisor Class	1,000.00	1,000.00	999.20	1,021.76	3.72	3.76	0.73
Class C	1,000.00	1,000.00	993.50	1,016.66	8.79	8.89	1.73
Institutional Class	1,000.00	1,000.00	999.20	1,021.76	3.72	3.76	0.73
Institutional 2 Class	1,000.00	1,000.00	998.70	1,021.86	3.62	3.66	0.71
Institutional 3 Class	1,000.00	1,000.00	999.60	1,022.12	3.36	3.40	0.66
Class R	1,000.00	1,000.00	996.70	1,019.21	6.26	6.33	1.23
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Flexible Capital Income Fund | Semiannual Report 2021	5

Portfolio of Investments
November 30, 2021 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 43.1%
Issuer	Shares	Value ($)
Communication Services 1.8%
Diversified Telecommunication Services 1.4%
AT&T, Inc.	525,000	11,985,750
Verizon Communications, Inc.	150,000	7,540,500
Total		19,526,250
Media 0.4%
ViacomCBS, Inc., Class B	185,000	5,725,750
Total Communication Services		25,252,000
Consumer Discretionary 2.6%
Hotels, Restaurants & Leisure 0.5%
Darden Restaurants, Inc.	50,000	6,897,500
Household Durables 1.0%
Newell Brands, Inc.	325,000	6,977,750
Whirlpool Corp.	32,500	7,076,550
Total		14,054,300
Specialty Retail 1.1%
Best Buy Co., Inc.	67,500	7,213,050
Home Depot, Inc. (The)	22,500	9,013,725
Total		16,226,775
Total Consumer Discretionary		37,178,575
Consumer Staples 2.6%
Food & Staples Retailing 0.5%
Walgreens Boots Alliance, Inc.	150,000	6,720,000
Food Products 1.3%
JM Smucker Co. (The)	60,000	7,588,200
Kraft Heinz Co. (The)	325,000	10,923,250
Total		18,511,450
Tobacco 0.8%
Philip Morris International, Inc.	140,000	12,031,600
Total Consumer Staples		37,263,050
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 3.0%
Oil, Gas & Consumable Fuels 3.0%
Chesapeake Energy Corp.	5,254	312,833
Chevron Corp.	110,000	12,415,700
Exxon Mobil Corp.	200,000	11,968,000
Pioneer Natural Resources Co.	50,000	8,916,000
Valero Energy Corp.	125,000	8,367,500
Total		41,980,033
Total Energy		41,980,033
Financials 10.7%
Banks 4.3%
JPMorgan Chase & Co.	90,000	14,294,700
M&T Bank Corp.	70,000	10,262,700
PNC Financial Services Group, Inc. (The)	72,500	14,282,500
U.S. Bancorp	185,000	10,237,900
Zions Bancorp	190,000	11,985,200
Total		61,063,000
Capital Markets 2.0%
Ares Capital Corp.	700,000	14,182,000
Morgan Stanley	150,000	14,223,000
Total		28,405,000
Consumer Finance 0.5%
OneMain Holdings, Inc.	150,000	7,468,500
Diversified Financial Services 0.6%
Blackstone Secured Lending Fund(a)	255,000	7,956,000
Insurance 1.5%
Hartford Financial Services Group, Inc. (The)	110,000	7,271,000
MetLife, Inc.	235,000	13,785,100
Total		21,056,100
Mortgage Real Estate Investment Trusts (REITS) 1.8%
Blackstone Mortgage Trust, Inc.	350,000	10,500,000
Starwood Property Trust, Inc.	560,000	13,977,600
Total		24,477,600
Total Financials		150,426,200
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Flexible Capital Income Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 5.0%
Biotechnology 1.1%
AbbVie, Inc.	132,500	15,274,600
Pharmaceuticals 3.9%
Amryt Pharma PLC, ADR(a)	172,608	1,715,724
Bristol-Myers Squibb Co.	125,000	6,703,750
Johnson & Johnson	70,000	10,915,100
Merck & Co., Inc.	175,000	13,109,250
Organon & Co.	225,000	6,576,750
Pfizer, Inc.	300,000	16,119,000
Total		55,139,574
Total Health Care		70,414,174
Industrials 2.1%
Aerospace & Defense 1.0%
Raytheon Technologies Corp.	175,000	14,161,000
Air Freight & Logistics 1.1%
United Parcel Service, Inc., Class B	75,000	14,877,750
Total Industrials		29,038,750
Information Technology 8.9%
Communications Equipment 1.6%
Cisco Systems, Inc.	275,000	15,081,000
Juniper Networks, Inc.	250,000	7,782,500
Total		22,863,500
Electronic Equipment, Instruments & Components 1.3%
Corning, Inc.	300,000	11,127,000
Vishay Intertechnology, Inc.	325,000	6,620,250
Total		17,747,250
IT Services 1.1%
International Business Machines Corp.	125,000	14,637,500
Kyndryl Holdings, Inc.(a)	20,000	316,000
Total		14,953,500
Semiconductors & Semiconductor Equipment 2.9%
Broadcom, Inc.	45,000	24,915,600
Texas Instruments, Inc.	80,000	15,389,600
Total		40,305,200
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 2.0%
HP, Inc.	500,000	17,640,000
Seagate Technology Holdings PLC	110,000	11,293,700
Total		28,933,700
Total Information Technology		124,803,150
Materials 1.6%
Chemicals 1.6%
Dow, Inc.	265,000	14,556,450
Nutrien Ltd.	130,000	8,595,600
Total		23,152,050
Total Materials		23,152,050
Real Estate 3.8%
Equity Real Estate Investment Trusts (REITS) 3.8%
Crown Castle International Corp.	37,500	6,811,875
Life Storage, Inc.	70,000	9,249,800
Medical Properties Trust, Inc.	550,000	11,709,500
Simon Property Group, Inc.	55,000	8,406,200
VICI Properties, Inc.	365,000	9,928,000
Welltower, Inc.	90,000	7,165,800
Total		53,271,175
Total Real Estate		53,271,175
Utilities 1.0%
Electric Utilities 1.0%
Duke Energy Corp.	75,000	7,275,750
Edison International	115,000	7,507,200
Total		14,782,950
Total Utilities		14,782,950
Total Common Stocks (Cost $518,725,819)		607,562,107

Convertible Bonds 10.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.5%
American Airlines Group, Inc.
07/01/2025	6.500%	5,500,000	7,537,750
Automotive 0.6%
Arrival SA(b)
12/01/2026	3.500%	7,500,000	7,771,719

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2021	7

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.9%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	8,000,000	7,374,016
Liberty Broadband Corp.(b)
09/30/2050	2.750%	5,000,000	5,107,161
Total			12,481,177
Consumer Cyclical Services 0.3%
Zillow Group, Inc.
05/15/2025	2.750%	3,500,000	4,151,000
Diversified Manufacturing 0.5%
Greenbrier Companies, Inc. (The)(b)
04/15/2028	2.875%	7,000,000	7,227,500
Health Care 0.3%
Invacare Corp.
11/15/2024	5.000%	4,500,000	4,097,284
Leisure 0.9%
NCL Corp Ltd.
08/01/2025	5.375%	4,500,000	6,097,050
Royal Caribbean Cruises Ltd.
06/15/2023	4.250%	5,800,000	6,906,504
Total			13,003,554
Media and Entertainment 0.5%
fuboTV, Inc.(b)
02/15/2026	3.250%	7,700,000	6,623,566
Metals and Mining 0.1%
Ivanhoe Mines Ltd.(b)
04/15/2026	2.500%	1,364,000	1,784,075
Other Financial Institutions 0.7%
RWT Holdings, Inc.
10/01/2025	5.750%	10,050,000	10,191,190
Other REIT 0.9%
PennyMac Corp.(b)
03/15/2026	5.500%	13,000,000	12,438,103
Pharmaceuticals 3.8%
Aegerion Pharmaceuticals, Inc.(b)
04/01/2025	5.000%	1,012,542	1,040,387
Aerie Pharmaceuticals, Inc.
10/01/2024	1.500%	6,500,000	5,740,313
Bridgebio Pharma, Inc.(b)
02/01/2029	2.250%	8,000,000	6,340,000
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Clovis Oncology, Inc.
05/01/2025	1.250%	11,700,000	8,138,812
Insmed, Inc.
01/15/2025	1.750%	6,500,000	6,701,345
Intercept Pharmaceuticals, Inc.(b)
02/15/2026	3.500%	10,496,000	11,731,444
Radius Health, Inc.
09/01/2024	3.000%	7,500,000	7,101,562
Tilray, Inc.
10/01/2023	5.000%	7,000,000	6,846,875
Total			53,640,738
Property & Casualty 0.3%
MGIC Investment Corp.(b),(c)
Junior Subordinated
04/01/2063	9.000%	3,089,000	4,133,180
Total Convertible Bonds (Cost $144,866,431)			145,080,836

Convertible Preferred Stocks 14.9%
Issuer		Shares	Value ($)
Communication Services 0.5%
Diversified Telecommunication Services 0.5%
2020 Cash Mandatory Exchangeable Trust(b)	5.250%	6,500	6,466,070
Total Communication Services			6,466,070
Consumer Discretionary 0.8%
Auto Components 0.8%
Aptiv PLC	5.500%	60,000	10,711,800
Total Consumer Discretionary			10,711,800
Consumer Staples 0.5%
Food Products 0.5%
Bunge Ltd.	4.875%	62,500	7,635,000
Total Consumer Staples			7,635,000
Financials 0.9%
Capital Markets 0.9%
AMG Capital Trust II	5.150%	87,500	5,117,875
KKR & Co., Inc.	6.000%	82,500	7,605,675
Total			12,723,550
Total Financials			12,723,550

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Flexible Capital Income Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Health Care 3.1%
Health Care Equipment & Supplies 1.8%
Becton Dickinson and Co.	6.000%	215,000	10,795,150
Boston Scientific Corp.	5.500%	100,000	10,500,000
Danaher Corp.	5.000%	2,200	3,759,822
Total			25,054,972
Life Sciences Tools & Services 1.3%
Avantor, Inc.	6.250%	57,500	6,935,650
Danaher Corp.	4.750%	5,600	12,055,680
Total			18,991,330
Total Health Care			44,046,302
Industrials 2.0%
Construction & Engineering 0.6%
Fluor Corp.	6.500%	7,000	8,563,800
Machinery 0.8%
Stanley Black & Decker, Inc.	5.250%	105,000	10,812,900
Professional Services 0.6%
Clarivate PLC	5.250%	90,000	8,073,900
Total Industrials			27,450,600
Information Technology 1.0%
Electronic Equipment, Instruments & Components 0.8%
II-VI, Inc.	6.000%	42,500	11,211,925
IT Services 0.2%
Sabre Corp.	6.500%	31,500	3,229,380
Total Information Technology			14,441,305
Utilities 6.1%
Electric Utilities 1.0%
NextEra Energy, Inc.	6.219%	265,000	14,310,000
Gas Utilities 2.0%
South Jersey Industries, Inc.	8.750%	200,000	10,366,583
Spire, Inc.	7.500%	225,000	10,558,760
UGI Corp.	7.250%	82,500	7,973,625
Total			28,898,968
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Multi-Utilities 3.1%
Algonquin Power & Utilities Corp.	7.750%	205,000	9,193,083
DTE Energy Co.	6.250%	425,000	20,531,750
NiSource, Inc.	7.750%	132,500	13,662,075
Total			43,386,908
Total Utilities			86,595,876
Total Convertible Preferred Stocks (Cost $194,523,437)			210,070,503

Corporate Bonds & Notes 28.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.9%
Bombardier, Inc.(b)
06/15/2026	7.125%	13,000,000	13,436,067
Rolls-Royce PLC(b)
10/15/2027	5.750%	5,333,000	5,831,468
Spirit AeroSystems, Inc.(b)
04/15/2025	7.500%	7,200,000	7,532,586
Total			26,800,121
Cable and Satellite 1.4%
DISH DBS Corp.(b)
12/01/2028	5.750%	14,700,000	14,473,347
Telesat Canada/LLC(b)
10/15/2027	6.500%	7,114,000	5,544,194
Total			20,017,541
Chemicals 0.9%
Innophos Holdings, Inc.(b)
02/15/2028	9.375%	5,000,000	5,372,592
Olympus Water US Holding Corp.(b)
10/01/2029	6.250%	7,000,000	6,731,034
Total			12,103,626
Construction Machinery 0.5%
PECF USS Intermediate Holding III Corp.(b)
11/15/2029	8.000%	7,350,000	7,488,469
Consumer Cyclical Services 0.4%
Uber Technologies, Inc.(b)
09/15/2027	7.500%	2,600,000	2,820,436
01/15/2028	6.250%	2,695,000	2,882,321
Total			5,702,757

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2021	9

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 1.1%
Mattel, Inc.
10/01/2040	6.200%	2,770,000	3,536,301
11/01/2041	5.450%	1,100,000	1,297,358
SWF Escrow Issuer Corp.(b)
10/01/2029	6.500%	10,500,000	10,057,777
Total			14,891,436
Finance Companies 1.0%
Curo Group Holdings Corp.(b)
08/01/2028	7.500%	7,200,000	7,202,229
Fortress Transportation and Infrastructure Investors LLC(b)
10/01/2025	6.500%	3,000,000	3,061,069
08/01/2027	9.750%	3,240,000	3,606,404
Total			13,869,702
Food and Beverage 1.2%
Triton Water Holdings, Inc.(b)
04/01/2029	6.250%	10,929,000	10,621,699
United Natural Foods, Inc.(b)
10/15/2028	6.750%	6,420,000	6,892,353
Total			17,514,052
Gaming 0.4%
Colt Merger Sub, Inc.(b)
07/01/2027	8.125%	4,799,000	5,273,426
Health Care 1.2%
Quotient Ltd.(b),(d),(e)
10/15/2025	12.000%	1,219,167	1,219,167
10/15/2025	12.000%	522,500	522,500
Surgery Center Holdings, Inc.(b)
07/01/2025	6.750%	7,500,000	7,578,730
Tenet Healthcare Corp.(b)
10/01/2028	6.125%	7,021,000	7,174,723
Total			16,495,120
Independent Energy 2.7%
Oasis Petroleum, Inc.(b)
06/01/2026	6.375%	6,500,000	6,707,352
Occidental Petroleum Corp.
07/15/2044	4.500%	7,800,000	7,799,551
04/15/2046	4.400%	10,600,000	10,447,055
Southwestern Energy Co.
02/01/2029	5.375%	12,720,000	13,252,691
Total			38,206,649
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Leisure 1.4%
Carnival Corp.(b)
05/01/2029	6.000%	15,000,000	14,630,072
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	4,600,000	4,871,728
Total			19,501,800
Media and Entertainment 2.9%
Clear Channel Outdoor Holdings, Inc.(b)
04/15/2028	7.750%	13,000,000	13,572,065
Deluxe Corp.(b)
06/01/2029	8.000%	6,200,000	6,465,111
Lions Gate Capital Holdings LLC(b)
04/15/2029	5.500%	13,500,000	13,681,356
Mav Acquisition Corp.(b)
08/01/2029	8.000%	7,000,000	6,822,701
Total			40,541,233
Metals and Mining 0.8%
CONSOL Energy, Inc.(b)
11/15/2025	11.000%	5,800,000	5,985,251
Warrior Met Coal, Inc.(b)
11/01/2024	8.000%	5,537,000	5,662,281
Total			11,647,532
Midstream 0.2%
Rockpoint Gas Storage Canada Ltd.(b)
03/31/2023	7.000%	3,111,000	3,097,362
Oil Field Services 0.5%
Nabors Industries Ltd.(b)
01/15/2026	7.250%	4,568,000	3,929,972
01/15/2028	7.500%	3,231,000	2,746,252
Total			6,676,224
Other Financial Institutions 0.7%
WeWork Companies, Inc.(b)
05/01/2025	7.875%	9,300,000	9,134,474
Packaging 2.4%
ARD Finance SA(b),(f)
06/30/2027	6.500%	9,500,000	9,737,617
BWAY Holding Co.(b)
04/15/2025	7.250%	14,500,000	14,248,094
Novolex(b)
01/15/2025	6.875%	10,000,000	10,004,475
Total			33,990,186

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Flexible Capital Income Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Paper 0.5%
Sylvamo Corp.(b)
09/01/2029	7.000%	6,800,000	7,015,361
Pharmaceuticals 1.4%
Bausch Health Companies, Inc.(b)
01/30/2028	5.000%	4,532,000	4,024,087
01/30/2030	5.250%	11,032,000	9,487,520
Organon Finance 1 LLC(b)
04/30/2031	5.125%	6,523,000	6,657,854
Total			20,169,461
Restaurants 0.6%
Dave & Buster’s, Inc.(b)
11/01/2025	7.625%	3,760,000	3,988,220
IRB Holding Corp.(b)
02/15/2026	6.750%	4,700,000	4,773,522
Total			8,761,742
Retailers 1.2%
Academy Ltd.(b)
11/15/2027	6.000%	5,333,000	5,662,903
L Brands, Inc.(b)
10/01/2030	6.625%	4,800,000	5,329,577
Magic MergeCo, Inc.(b)
05/01/2029	7.875%	6,500,000	6,452,666
Total			17,445,146
Supermarkets 0.4%
Safeway, Inc.
02/01/2031	7.250%	4,588,000	5,387,690
Technology 2.6%
Avaya, Inc.(b)
09/15/2028	6.125%	5,000,000	5,183,654
Consensus Cloud Solutions, Inc.(b)
10/15/2026	6.000%	7,000,000	7,040,183
Diebold Nixdorf, Inc.(b)
07/15/2025	9.375%	2,700,000	2,870,765
Diebold, Inc.
04/15/2024	8.500%	7,500,000	7,409,841
Rocket Software, Inc.(b)
02/15/2029	6.500%	11,125,000	10,496,120
Sabre GLBL, Inc.(b)
04/15/2025	9.250%	2,200,000	2,441,370
09/01/2025	7.375%	1,077,000	1,114,368
Total			36,556,301
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 0.4%
Front Range BidCo, Inc.(b)
03/01/2028	6.125%	6,500,000	6,102,738
Total Corporate Bonds & Notes (Cost $400,520,459)			404,390,149

Limited Partnerships 1.2%
Issuer	Shares	Value ($)
Energy 1.2%
Oil, Gas & Consumable Fuels 1.2%
Enviva Partners LP	150,000	10,504,500
Rattler Midstream LP	650,000	6,922,500
Total		17,427,000
Total Energy		17,427,000
Total Limited Partnerships (Cost $13,831,834)		17,427,000

Preferred Debt 0.4%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.4%
Citigroup Capital XIII(c)
10/30/2040	6.499%	225,000	6,070,500
Total Preferred Debt (Cost $5,971,934)			6,070,500

Senior Loans 0.4%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.4%
BCP Raptor LLC(g),(h)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 06/24/2024	5.250%	4,942,275	4,933,033
Total Senior Loans (Cost $4,902,903)			4,933,033

Warrants 0.0%
Issuer	Shares	Value ($)
Energy 0.0%
Oil, Gas & Consumable Fuels 0.0%
Chesapeake Energy Corp.(a)	9,913	272,224
Total Energy		272,224

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2021	11

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Warrants (continued)
Issuer	Shares	Value ($)
Health Care 0.0%
Health Care Equipment & Supplies 0.0%
Quotient Ltd.(a)	24,163	40,110
Total Health Care		40,110
Total Warrants (Cost $136,270)		312,334

Money Market Funds 0.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.078%(i),(j)	2,058,543	2,058,337
Total Money Market Funds (Cost $2,058,337)		2,058,337
Total Investments in Securities (Cost: $1,285,537,424)		1,397,904,799
Other Assets & Liabilities, Net		11,493,813
Net Assets		1,409,398,612

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At November 30, 2021, the total value of these securities amounted to $421,051,139, which represents 29.87% of total net assets.
(c)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of November 30, 2021.
(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2021, the total value of these securities amounted to $1,741,667, which represents 0.12% of total net assets.
(e)	Valuation based on significant unobservable inputs.
(f)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(g)	The stated interest rate represents the weighted average interest rate at November 30, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(h)	Variable rate security. The interest rate shown was the current rate as of November 30, 2021.
(i)	The rate shown is the seven-day current annualized yield at November 30, 2021.
(j)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.078%
	40,665,890	191,072,403	(229,679,956)	—	2,058,337	—	6,825	2,058,543
Abbreviation Legend
ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Flexible Capital Income Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	25,252,000	—	—	25,252,000
Consumer Discretionary	37,178,575	—	—	37,178,575
Consumer Staples	37,263,050	—	—	37,263,050
Energy	41,980,033	—	—	41,980,033
Financials	150,426,200	—	—	150,426,200
Health Care	70,414,174	—	—	70,414,174
Industrials	29,038,750	—	—	29,038,750
Information Technology	124,803,150	—	—	124,803,150
Materials	23,152,050	—	—	23,152,050
Real Estate	53,271,175	—	—	53,271,175
Utilities	14,782,950	—	—	14,782,950
Total Common Stocks	607,562,107	—	—	607,562,107
Convertible Bonds	—	145,080,836	—	145,080,836
Convertible Preferred Stocks
Communication Services	—	6,466,070	—	6,466,070
Consumer Discretionary	—	10,711,800	—	10,711,800
Consumer Staples	—	7,635,000	—	7,635,000
Financials	—	12,723,550	—	12,723,550
Health Care	—	44,046,302	—	44,046,302
Industrials	—	27,450,600	—	27,450,600
Information Technology	—	14,441,305	—	14,441,305
Utilities	—	86,595,876	—	86,595,876
Total Convertible Preferred Stocks	—	210,070,503	—	210,070,503
Corporate Bonds & Notes	—	402,648,482	1,741,667	404,390,149
Limited Partnerships
Energy	17,427,000	—	—	17,427,000
Total Limited Partnerships	17,427,000	—	—	17,427,000
Preferred Debt	6,070,500	—	—	6,070,500
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2021	13

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Senior Loans	—	4,933,033	—	4,933,033
Warrants
Energy	272,224	—	—	272,224
Health Care	—	40,110	—	40,110
Total Warrants	272,224	40,110	—	312,334
Money Market Funds	2,058,337	—	—	2,058,337
Total Investments in Securities	633,390,168	762,772,964	1,741,667	1,397,904,799
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Flexible Capital Income Fund | Semiannual Report 2021

Statement of Assets and Liabilities
November 30, 2021 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,283,479,087)	$1,395,846,462
Affiliated issuers (cost $2,058,337)	2,058,337
Cash	23,064
Receivable for:
Investments sold	2,544,428
Capital shares sold	1,460,170
Dividends	3,908,708
Interest	7,097,767
Foreign tax reclaims	19,859
Prepaid expenses	14,309
Other assets	37,884
Total assets	1,413,010,988
Liabilities
Payable for:
Investments purchased	2,106,749
Capital shares purchased	1,272,409
Management services fees	24,755
Distribution and/or service fees	9,558
Transfer agent fees	98,538
Compensation of board members	73,145
Compensation of chief compliance officer	121
Other expenses	27,101
Total liabilities	3,612,376
Net assets applicable to outstanding capital stock	$1,409,398,612
Represented by
Paid in capital	1,228,240,287
Total distributable earnings (loss)	181,158,325
Total - representing net assets applicable to outstanding capital stock	$1,409,398,612
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2021	15

Statement of Assets and Liabilities  (continued)
November 30, 2021 (Unaudited)
Class A
Net assets	$359,591,071
Shares outstanding	23,111,052
Net asset value per share	$15.56
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$16.51
Advisor Class
Net assets	$58,782,090
Shares outstanding	3,743,357
Net asset value per share	$15.70
Class C
Net assets	$253,712,787
Shares outstanding	16,417,557
Net asset value per share	$15.45
Institutional Class
Net assets	$649,009,863
Shares outstanding	41,717,838
Net asset value per share	$15.56
Institutional 2 Class
Net assets	$66,366,489
Shares outstanding	4,223,419
Net asset value per share	$15.71
Institutional 3 Class
Net assets	$20,905,268
Shares outstanding	1,349,537
Net asset value per share	$15.49
Class R
Net assets	$1,031,044
Shares outstanding	66,345
Net asset value per share	$15.54
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Flexible Capital Income Fund | Semiannual Report 2021

Statement of Operations
Six Months Ended November 30, 2021 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$19,216,606
Dividends — affiliated issuers	6,825
Interest	15,518,801
Foreign taxes withheld	(70,738)
Total income	34,671,494
Expenses:
Management services fees	4,382,394
Distribution and/or service fees
Class A	444,205
Class C	1,273,851
Class R	3,158
Transfer agent fees
Class A	136,113
Advisor Class	22,453
Class C	97,543
Institutional Class	242,230
Institutional 2 Class	17,956
Institutional 3 Class	668
Class R	482
Compensation of board members	19,338
Custodian fees	4,039
Printing and postage fees	27,208
Registration fees	75,568
Audit fees	15,287
Legal fees	12,636
Compensation of chief compliance officer	121
Other	11,437
Total expenses	6,786,687
Net investment income	27,884,807
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	20,866,791
Net realized gain	20,866,791
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(53,241,326)
Net change in unrealized appreciation (depreciation)	(53,241,326)
Net realized and unrealized loss	(32,374,535)
Net decrease in net assets resulting from operations	$(4,489,728)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2021	17

Statement of Changes in Net Assets
	Six Months Ended November 30, 2021 (Unaudited)	Year Ended May 31, 2021
Operations
Net investment income	$27,884,807	$42,215,803
Net realized gain	20,866,791	56,278,823
Net change in unrealized appreciation (depreciation)	(53,241,326)	230,027,623
Net increase (decrease) in net assets resulting from operations	(4,489,728)	328,522,249
Distributions to shareholders
Net investment income and net realized gains
Class A	(6,596,221)	(11,681,695)
Advisor Class	(1,160,982)	(1,041,902)
Class C	(3,867,667)	(8,676,472)
Institutional Class	(12,431,191)	(22,695,878)
Institutional 2 Class	(1,271,413)	(1,972,125)
Institutional 3 Class	(395,608)	(785,093)
Class R	(23,368)	(44,018)
Total distributions to shareholders	(25,746,450)	(46,897,183)
Increase in net assets from capital stock activity	162,219,306	76,980,458
Total increase in net assets	131,983,128	358,605,524
Net assets at beginning of period	1,277,415,484	918,809,960
Net assets at end of period	$1,409,398,612	$1,277,415,484
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Flexible Capital Income Fund | Semiannual Report 2021

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2021 (Unaudited)		May 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,927,189	62,206,891	5,322,315	77,541,655
Distributions reinvested	413,479	6,414,702	843,566	11,353,734
Redemptions	(1,853,138)	(29,377,867)	(3,698,610)	(50,255,969)
Net increase	2,487,530	39,243,726	2,467,271	38,639,420
Advisor Class
Subscriptions	1,203,383	19,255,298	2,604,913	40,068,552
Distributions reinvested	74,103	1,159,727	76,486	1,041,476
Redemptions	(1,022,484)	(16,363,275)	(792,435)	(10,756,117)
Net increase	255,002	4,051,750	1,888,964	30,353,911
Class C
Subscriptions	2,241,983	35,330,251	2,276,242	33,016,199
Distributions reinvested	249,775	3,853,586	646,908	8,608,096
Redemptions	(1,435,900)	(22,575,379)	(5,030,545)	(68,080,559)
Net increase (decrease)	1,055,858	16,608,458	(2,107,395)	(26,456,264)
Institutional Class
Subscriptions	8,516,700	135,112,299	9,267,356	133,181,568
Distributions reinvested	796,108	12,343,018	1,677,602	22,515,489
Redemptions	(3,675,027)	(58,102,111)	(10,222,704)	(137,606,861)
Net increase	5,637,781	89,353,206	722,254	18,090,196
Institutional 2 Class
Subscriptions	920,743	14,764,907	2,351,676	33,076,201
Distributions reinvested	81,201	1,271,413	144,988	1,972,125
Redemptions	(392,425)	(6,264,285)	(1,273,938)	(17,738,736)
Net increase	609,519	9,772,035	1,222,726	17,309,590
Institutional 3 Class
Subscriptions	288,791	4,552,208	231,727	3,362,456
Distributions reinvested	25,622	395,542	58,891	784,955
Redemptions	(94,087)	(1,483,242)	(378,732)	(5,243,625)
Net increase (decrease)	220,326	3,464,508	(88,114)	(1,096,214)
Class R
Subscriptions	2,883	45,638	23,133	357,939
Distributions reinvested	1,503	23,308	3,283	43,890
Redemptions	(21,684)	(343,323)	(18,444)	(262,010)
Net increase (decrease)	(17,298)	(274,377)	7,972	139,819
Total net increase	10,248,718	162,219,306	4,113,678	76,980,458
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2021	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Six Months Ended 11/30/2021 (Unaudited)	$15.90	0.32	(0.35)	(0.03)	(0.31)	(0.31)
Year Ended 5/31/2021	$12.06	0.58	3.90	4.48	(0.64)	(0.64)
Year Ended 5/31/2020	$12.56	0.62	(0.53)	0.09	(0.59)	(0.59)
Year Ended 5/31/2019	$12.98	0.55	(0.44)	0.11	(0.53)	(0.53)
Year Ended 5/31/2018	$12.49	0.52	0.52	1.04	(0.55)	(0.55)
Year Ended 5/31/2017	$11.06	0.51	1.48	1.99	(0.56)	(0.56)
Advisor Class
Six Months Ended 11/30/2021 (Unaudited)	$16.04	0.35	(0.37)	(0.02)	(0.32)	(0.32)
Year Ended 5/31/2021	$12.16	0.63	3.93	4.56	(0.68)	(0.68)
Year Ended 5/31/2020	$12.66	0.66	(0.54)	0.12	(0.62)	(0.62)
Year Ended 5/31/2019	$13.08	0.58	(0.44)	0.14	(0.56)	(0.56)
Year Ended 5/31/2018	$12.59	0.56	0.51	1.07	(0.58)	(0.58)
Year Ended 5/31/2017	$11.14	0.55	1.49	2.04	(0.59)	(0.59)
Class C
Six Months Ended 11/30/2021 (Unaudited)	$15.80	0.26	(0.36)	(0.10)	(0.25)	(0.25)
Year Ended 5/31/2021	$11.99	0.47	3.89	4.36	(0.55)	(0.55)
Year Ended 5/31/2020	$12.48	0.53	(0.53)	0.00(e)	(0.49)	(0.49)
Year Ended 5/31/2019	$12.90	0.45	(0.44)	0.01	(0.43)	(0.43)
Year Ended 5/31/2018	$12.42	0.42	0.52	0.94	(0.46)	(0.46)
Year Ended 5/31/2017	$11.00	0.42	1.48	1.90	(0.48)	(0.48)
Institutional Class
Six Months Ended 11/30/2021 (Unaudited)	$15.90	0.34	(0.36)	(0.02)	(0.32)	(0.32)
Year Ended 5/31/2021	$12.06	0.61	3.91	4.52	(0.68)	(0.68)
Year Ended 5/31/2020	$12.56	0.66	(0.54)	0.12	(0.62)	(0.62)
Year Ended 5/31/2019	$12.98	0.58	(0.44)	0.14	(0.56)	(0.56)
Year Ended 5/31/2018	$12.49	0.56	0.51	1.07	(0.58)	(0.58)
Year Ended 5/31/2017	$11.06	0.54	1.48	2.02	(0.59)	(0.59)
Institutional 2 Class
Six Months Ended 11/30/2021 (Unaudited)	$16.06	0.35	(0.37)	(0.02)	(0.33)	(0.33)
Year Ended 5/31/2021	$12.17	0.62	3.95	4.57	(0.68)	(0.68)
Year Ended 5/31/2020	$12.67	0.67	(0.55)	0.12	(0.62)	(0.62)
Year Ended 5/31/2019	$13.09	0.59	(0.45)	0.14	(0.56)	(0.56)
Year Ended 5/31/2018	$12.60	0.57	0.51	1.08	(0.59)	(0.59)
Year Ended 5/31/2017	$11.15	0.55	1.50	2.05	(0.60)	(0.60)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Flexible Capital Income Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2021 (Unaudited)	$15.56	(0.21%)	0.98%(c)	0.98%(c)	4.02%(c)	19%	$359,591
Year Ended 5/31/2021	$15.90	38.27%	1.00%	1.00%	4.13%	58%	$327,938
Year Ended 5/31/2020	$12.06	0.80%	1.01%	1.01%	4.95%	59%	$218,974
Year Ended 5/31/2019	$12.56	0.82%	1.02%	1.02%	4.31%	32%	$212,999
Year Ended 5/31/2018	$12.98	8.48%	1.04%	1.04%(d)	4.06%	50%	$156,011
Year Ended 5/31/2017	$12.49	18.45%	1.06%	1.06%	4.31%	71%	$134,698
Advisor Class
Six Months Ended 11/30/2021 (Unaudited)	$15.70	(0.08%)	0.73%(c)	0.73%(c)	4.26%(c)	19%	$58,782
Year Ended 5/31/2021	$16.04	38.61%	0.75%	0.75%	4.42%	58%	$55,969
Year Ended 5/31/2020	$12.16	1.06%	0.76%	0.76%	5.21%	59%	$19,454
Year Ended 5/31/2019	$12.66	1.07%	0.77%	0.77%	4.54%	32%	$24,065
Year Ended 5/31/2018	$13.08	8.68%	0.79%	0.79%(d)	4.30%	50%	$21,291
Year Ended 5/31/2017	$12.59	18.79%	0.81%	0.81%	4.55%	71%	$18,460
Class C
Six Months Ended 11/30/2021 (Unaudited)	$15.45	(0.65%)	1.73%(c)	1.73%(c)	3.26%(c)	19%	$253,713
Year Ended 5/31/2021	$15.80	37.25%	1.75%	1.75%	3.40%	58%	$242,640
Year Ended 5/31/2020	$11.99	0.06%	1.76%	1.76%	4.20%	59%	$209,401
Year Ended 5/31/2019	$12.48	0.07%	1.77%	1.77%	3.56%	32%	$213,342
Year Ended 5/31/2018	$12.90	7.64%	1.79%	1.79%(d)	3.32%	50%	$168,061
Year Ended 5/31/2017	$12.42	17.58%	1.81%	1.81%	3.56%	71%	$132,227
Institutional Class
Six Months Ended 11/30/2021 (Unaudited)	$15.56	(0.08%)	0.73%(c)	0.73%(c)	4.27%(c)	19%	$649,010
Year Ended 5/31/2021	$15.90	38.60%	0.75%	0.75%	4.39%	58%	$573,637
Year Ended 5/31/2020	$12.06	1.07%	0.76%	0.76%	5.22%	59%	$426,343
Year Ended 5/31/2019	$12.56	1.08%	0.77%	0.77%	4.56%	32%	$406,033
Year Ended 5/31/2018	$12.98	8.75%	0.79%	0.79%(d)	4.32%	50%	$306,954
Year Ended 5/31/2017	$12.49	18.74%	0.82%	0.82%	4.56%	71%	$223,904
Institutional 2 Class
Six Months Ended 11/30/2021 (Unaudited)	$15.71	(0.13%)	0.71%(c)	0.71%(c)	4.30%(c)	19%	$66,366
Year Ended 5/31/2021	$16.06	38.70%	0.73%	0.73%	4.41%	58%	$58,024
Year Ended 5/31/2020	$12.17	1.10%	0.73%	0.73%	5.25%	59%	$29,105
Year Ended 5/31/2019	$12.67	1.10%	0.74%	0.73%	4.59%	32%	$18,828
Year Ended 5/31/2018	$13.09	8.71%	0.77%	0.76%	4.37%	50%	$19,095
Year Ended 5/31/2017	$12.60	18.85%	0.77%	0.77%	4.58%	71%	$5,280
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2021	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2021 (Unaudited)	$15.83	0.35	(0.36)	(0.01)	(0.33)	(0.33)
Year Ended 5/31/2021	$12.01	0.62	3.89	4.51	(0.69)	(0.69)
Year Ended 5/31/2020	$12.51	0.67	(0.54)	0.13	(0.63)	(0.63)
Year Ended 5/31/2019	$12.93	0.59	(0.44)	0.15	(0.57)	(0.57)
Year Ended 5/31/2018	$12.44	0.58	0.50	1.08	(0.59)	(0.59)
Year Ended 5/31/2017(f)	$12.48	(5.60)	5.70	0.10	(0.14)	(0.14)
Class R
Six Months Ended 11/30/2021 (Unaudited)	$15.88	0.30	(0.35)	(0.05)	(0.29)	(0.29)
Year Ended 5/31/2021	$12.05	0.54	3.90	4.44	(0.61)	(0.61)
Year Ended 5/31/2020	$12.55	0.59	(0.54)	0.05	(0.55)	(0.55)
Year Ended 5/31/2019	$12.97	0.52	(0.45)	0.07	(0.49)	(0.49)
Year Ended 5/31/2018	$12.48	0.49	0.52	1.01	(0.52)	(0.52)
Year Ended 5/31/2017	$11.05	0.47	1.49	1.96	(0.53)	(0.53)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Flexible Capital Income Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2021 (Unaudited)	$15.49	(0.04%)	0.66%(c)	0.66%(c)	4.35%(c)	19%	$20,905
Year Ended 5/31/2021	$15.83	38.70%	0.68%	0.68%	4.47%	58%	$17,878
Year Ended 5/31/2020	$12.01	1.16%	0.68%	0.68%	5.36%	59%	$14,621
Year Ended 5/31/2019	$12.51	1.16%	0.70%	0.69%	4.66%	32%	$9,267
Year Ended 5/31/2018	$12.93	8.82%	0.72%	0.71%	4.50%	50%	$5,009
Year Ended 5/31/2017(f)	$12.44	0.84%	0.74%(c)	0.74%(c)	(184.79%)(c)	71%	$2
Class R
Six Months Ended 11/30/2021 (Unaudited)	$15.54	(0.33%)	1.23%(c)	1.23%(c)	3.71%(c)	19%	$1,031
Year Ended 5/31/2021	$15.88	37.88%	1.25%	1.25%	3.88%	58%	$1,329
Year Ended 5/31/2020	$12.05	0.52%	1.26%	1.26%	4.68%	59%	$912
Year Ended 5/31/2019	$12.55	0.57%	1.27%	1.27%	4.08%	32%	$1,402
Year Ended 5/31/2018	$12.97	8.22%	1.29%	1.29%(d)	3.81%	50%	$832
Year Ended 5/31/2017	$12.48	18.18%	1.31%	1.31%	3.95%	71%	$626
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2021	23

Notes to Financial Statements
November 30, 2021 (Unaudited)
Note 1. Organization
Columbia Flexible Capital Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for
24	Columbia Flexible Capital Income Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
Columbia Flexible Capital Income Fund | Semiannual Report 2021	25

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
26	Columbia Flexible Capital Income Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.65% to 0.54% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2021 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Flexible Capital Income Fund | Semiannual Report 2021	27

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2021, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.08
Advisor Class	0.08
Class C	0.08
Institutional Class	0.08
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.08
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2021, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,291,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	682,169
Class C	—	1.00(b)	4,217

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
28	Columbia Flexible Capital Income Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2021 through September 30, 2022	Prior to October 1, 2021
Class A	1.20%	1.20%
Advisor Class	0.95	0.95
Class C	1.95	1.95
Institutional Class	0.95	0.95
Institutional 2 Class	0.94	0.92
Institutional 3 Class	0.89	0.87
Class R	1.45	1.45
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2021, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,285,537,000	149,261,000	(36,893,000)	112,368,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Flexible Capital Income Fund | Semiannual Report 2021	29

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $432,524,523 and $246,804,654, respectively, for the six months ended November 30, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the six months ended November 30, 2021.
30	Columbia Flexible Capital Income Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Note 9. Significant risks
Convertible securities risk
Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by
Columbia Flexible Capital Income Fund | Semiannual Report 2021	31

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At November 30, 2021, one unaffiliated shareholder of record owned 10.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 34.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
32	Columbia Flexible Capital Income Fund | Semiannual Report 2021

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Flexible Capital Income Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Flexible Capital Income Fund | Semiannual Report 2021	33

Approval of Management Agreement  (continued)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
34	Columbia Flexible Capital Income Fund | Semiannual Report 2021

Approval of Management Agreement  (continued)

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
Columbia Flexible Capital Income Fund | Semiannual Report 2021	35

Approval of Management Agreement  (continued)

On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
36	Columbia Flexible Capital Income Fund | Semiannual Report 2021

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Columbia Flexible Capital Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR148_05_M01_(01/22)

SemiAnnual Report
November 30, 2021
Columbia Mortgage Opportunities Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Mortgage Opportunities Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Mortgage Opportunities Fund  |  Semiannual Report 2021

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2014
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2014
Ryan Osborn, CFA
Co-Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended November 30, 2021)
		Inception	6 Months cumulative	1 Year	5 Years	Life
Class A	Excluding sales charges	04/30/14	-1.08	6.80	6.69	5.75
	Including sales charges		-4.08	3.63	6.04	5.32
Advisor Class		04/30/14	-1.04	6.98	6.92	5.99
Class C	Excluding sales charges	04/30/14	-1.54	6.01	5.87	4.95
	Including sales charges		-2.51	5.01	5.87	4.95
Institutional Class		04/30/14	-0.95	7.08	6.94	6.00
Institutional 2 Class		04/30/14	-0.93	7.12	6.99	6.07
Institutional 3 Class*		03/01/17	-1.00	7.07	7.02	5.97
FTSE One-Month U.S. Treasury Bill Index			0.02	0.04	1.06	0.73
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE One-Month U.S. Treasury Bill Index is an unmanaged index that measures the rate of return for 30-day U.S. Treasury Bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2021)
Asset-Backed Securities — Non-Agency	19.3
Commercial Mortgage-Backed Securities - Agency	0.1
Commercial Mortgage-Backed Securities - Non-Agency	7.8
Money Market Funds	5.8
Options Purchased Calls	0.1
Options Purchased Puts	0.2
Residential Mortgage-Backed Securities - Agency	23.9
Residential Mortgage-Backed Securities - Non-Agency	42.8
Total	100.0
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at November 30, 2021)
AAA rating	25.5
AA rating	0.4
A rating	1.2
BBB rating	4.6
BB rating	16.4
B rating	6.9
CCC rating	0.3
Not rated	44.7
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2021 — November 30, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	989.20	1,020.43	5.02	5.10	0.99
Advisor Class	1,000.00	1,000.00	989.60	1,021.71	3.75	3.81	0.74
Class C	1,000.00	1,000.00	984.60	1,016.61	8.80	8.94	1.74
Institutional Class	1,000.00	1,000.00	990.50	1,021.71	3.75	3.81	0.74
Institutional 2 Class	1,000.00	1,000.00	990.70	1,021.91	3.55	3.61	0.70
Institutional 3 Class	1,000.00	1,000.00	990.00	1,022.17	3.30	3.35	0.65
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	5

Portfolio of Investments
November 30, 2021 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 22.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Series 2020-4 Class E
12/14/2026	3.650%	5,150,000	5,263,793
Series 2020-4 Class F
08/13/2027	5.220%	3,620,000	3,701,404
Series 2021-2 Class F
01/13/2028	3.730%	4,000,000	3,935,812
Subordinated Series 2021-1 Class E
03/15/2027	2.290%	4,500,000	4,452,896
Subordinated Series 2021-1 Class F
11/15/2027	4.010%	900,000	899,058
Subordinated Series 2021-2 Class E
07/13/2027	2.540%	6,000,000	5,939,924
ARES CLO(a),(b)
Series 2021-60A Class E
3-month USD LIBOR + 6.250% Floor 6.250% 07/18/2034	6.385%	15,000,000	14,956,380
Ares XLIII CLO Ltd.(a),(b)
Series 2017-43A Class ER
3-month USD LIBOR + 6.860% Floor 6.860% 07/15/2034	6.986%	17,600,000	17,465,061
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class DR
3-month USD LIBOR + 6.870% Floor 6.870% 04/15/2034	7.032%	25,975,000	25,640,285
Avant Loans Funding Trust(a)
Series 2019-B Class C
10/15/2026	4.540%	13,628,000	13,695,354
Series 2020-REV1 Class B
05/15/2029	2.680%	5,134,000	5,139,696
Subordinated Series 2021-REV1 Class C
07/15/2030	2.300%	3,375,000	3,357,316
Bain Capital Credit CLO Ltd.(a),(b)
Series 2020-4A Class E
3-month USD LIBOR + 7.950% Floor 7.950% 10/20/2033	8.082%	8,100,000	8,218,819
Barings CLO Ltd.(a),(b)
Series 2019-3A Class ER
3-month USD LIBOR + 6.700% Floor 6.700% 04/20/2031	6.832%	10,500,000	10,421,586
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Broad River BSL Funding CLO Ltd.(a),(b)
Series 2020-1A Class ER
3-month USD LIBOR + 6.500% Floor 6.500% 07/20/2034	6.632%	9,000,000	9,012,177
Carlyle Global Market Strategies(a),(b)
Series 2021-5A Class E
3-month USD LIBOR + 6.250% Floor 6.250% 07/20/2034	6.400%	14,125,000	14,054,121
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% 10/15/2030	1.824%	11,000,000	10,869,276
Series 2015-4A Class CR
3-month USD LIBOR + 3.700% 07/20/2032	3.832%	7,500,000	7,500,247
Series 2016-1A Class DR2
3-month USD LIBOR + 6.600% Floor 6.600% 04/20/2034	6.732%	5,000,000	4,915,040
Series 2016-3A Class ERR
3-month USD LIBOR + 3.100% Floor 3.100% 07/20/2034	7.148%	10,000,000	9,883,900
Carlyle US CLO Ltd.(a),(b)
Series 2020-2A Class DR
3-month USD LIBOR + 6.700% Floor 6.700% 01/25/2035	6.800%	11,375,000	11,375,000
Carvana Auto Receivables Trust(a)
Subordinated Series 2021-N1 Class E
01/10/2028	2.880%	11,180,000	11,129,234
Consumer Loan Underlying Bond Credit Trust(a)
Subordinated Series 2018-P1 Class C
07/15/2025	5.210%	6,244,583	6,314,406
Subordinated Series 2018-P2 Class C
10/15/2025	5.210%	7,125,243	7,207,059
Subordinated Series 2018-P3 Class C
01/15/2026	5.540%	12,158,897	12,354,335
Consumer Loan Underlying Bond Credit Trust(a),(c),(d)
Subordinated Series 2018-P1 Class CERT
07/15/2025	0.000%	850,000	9,078,000
Subordinated Series 2018-P2 Class CERT
10/15/2025	0.000%	850,000	8,262,000
Consumer Underlying Bond Securitization(a)
Series 2018-1 Class A
02/17/2026	4.790%	2,195,108	2,210,972
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-1 Class B
02/17/2026	6.170%	12,500,000	12,777,544
Dryden 86 CLO Ltd.(a),(b)
Series 2020-86A Class ER
3-month USD LIBOR + 6.500% Floor 6.500% 07/17/2034	6.622%	20,600,000	20,497,536
Dryden CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% Floor 1.350% 05/15/2031	1.506%	1,250,000	1,250,076
ENVA LLC(a)
Series 2019-A Class B
06/22/2026	6.170%	552,899	554,175
Series 2019-A Class C
06/22/2026	7.620%	7,667,000	7,817,237
Exeter Automobile Receivables Trust
Subordinated Series 2020-3A Class F
06/15/2027	5.560%	3,000,000	3,119,797
Exeter Automobile Receivables Trust(a)
Subordinated Series 2021-2A Class E
07/17/2028	2.900%	12,500,000	12,387,894
FREED ABS Trust(a)
Series 2019-1 Class C
06/18/2026	5.390%	9,627,927	9,739,749
Series 2020-3FP Class C
09/20/2027	6.960%	7,219,000	7,535,302
Subordinated Series 2018-2 Class C
10/20/2025	5.880%	5,516,405	5,544,019
Subordinated Series 2019-2 Class C
11/18/2026	4.860%	31,000,000	31,571,476
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2020-4A Class E
10/15/2027	3.510%	3,320,000	3,373,689
Subordinated Series 2021-1A Class E
01/18/2028	3.140%	7,000,000	6,973,226
GLS Auto Receivables Trust(a)
Subordinated Series 2021-2A Class E
05/15/2028	2.870%	12,410,000	12,154,028
LendingClub Receivables Trust(a)
Series 2019-1 Class A
07/17/2045	4.000%	2,981,656	3,025,957
Series 2019-11 Class A
12/15/2045	3.750%	514,243	515,547
Series 2019-2 Class A
08/15/2025	4.000%	2,003,341	2,028,741
Series 2019-3 Class A
10/15/2025	3.750%	4,755,558	4,812,639
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-5 Class A
12/15/2045	3.750%	6,122,298	6,188,757
Series 2019-7 Class A
01/15/2027	3.750%	2,322,703	2,339,145
Series 2019-8 Class A
12/15/2045	3.750%	2,034,629	2,047,574
Series 2020-1 Class A
01/16/2046	3.500%	1,920,435	1,929,887
Series 2020-T1 Class A
02/15/2046	3.500%	3,360,556	3,365,868
LendingClub Receivables Trust(a),(c),(d)
Series 2020-2 Class R
02/15/2046	0.000%	865,000	5,190,000
Series 2020-JPSL Class R
02/15/2025	0.000%	340,000	8,755,000
Lendingpoint Asset Securitization Trust(a)
Subordinated Series 2019-2 Class C
11/10/2025	4.660%	7,639,083	7,667,443
LendingPoint Asset Securitization Trust(a)
Series 2020-1 Class C
02/10/2026	4.143%	4,889,219	4,906,594
Subordinated Series 2021-A Class C
12/15/2028	2.750%	12,000,000	11,915,074
LendingPoint Asset Securitization Trust(a),(d),(e)
Subordinated Series 2021-1 Class C
04/15/2027	4.935%	14,564,000	14,564,000
Subordinated Series 2021-1 Class D
04/15/2027	7.226%	15,712,000	15,680,576
LP LMS Asset Securitization Trust(a),(e)
Series 2021-2A Class A
01/15/2029	1.750%	16,911,738	16,784,900
Subordinated Series 2021-2A Class B
01/15/2029	2.330%	6,882,000	6,866,946
Madison Park Funding XLVII Ltd.(a),(b)
Series 2020-47A Class E
3-month USD LIBOR + 7.460% Floor 7.460% 01/19/2034	7.706%	5,200,000	5,221,195
Madison Park Funding XXII Ltd.(a),(b)
Series 2016-22A Class DR
3-month USD LIBOR + 3.500% Floor 3.500% 01/15/2033	3.624%	3,700,000	3,694,931
Marlette Funding Trust(a)
Series 2021-1A Class D
06/16/2031	2.470%	1,000,000	1,000,481
Subordinated Series 2018-4A Class C
12/15/2028	4.910%	6,540,570	6,549,266

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	7

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Resecuritization Pass-Through Trust(a),(d),(e),(f)
Series 2018-SC1 Class R
09/18/2023	0.000%	950,000	4,037,500
Octagon 54 Ltd.(a),(b)
Series 2021-1A Class E
3-month USD LIBOR + 6.250% Floor 6.250% 07/15/2034	6.383%	12,500,000	12,356,612
Octagon Investment Partners 47 Ltd.(a),(b)
Series 2020-1A Class ER
3-month USD LIBOR + 6.250% Floor 6.250% 07/20/2034	6.382%	15,250,000	14,812,264
OHA Credit Funding Ltd.(a),(b)
Series 2020-7A Class E
3-month USD LIBOR + 7.250% Floor 7.250% 10/19/2032	7.374%	5,000,000	5,005,320
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	7.378%	2,000,000	1,959,584
OZLM XVII Ltd.(a),(b)
Series 2017-17A Class D
3-month USD LIBOR + 5.990% 07/20/2030	6.122%	3,750,000	3,513,521
Pagaya AI Debt Selection Trust(a),(d)
Series 2019-1 Class B
06/15/2026	5.499%	13,473,846	13,650,690
Series 2020-2 Class NOTE
12/15/2027	7.500%	3,737,911	3,739,079
Pagaya AI Debt Selection Trust(a)
Series 2019-3 Class B
11/16/2026	5.625%	9,900,000	10,049,416
Series 2021-2 Class NOTE
01/25/2029	3.000%	29,381,958	29,280,112
Subordinated Series 2019-2 Class A2B
09/15/2026	3.929%	6,661,763	6,657,182
Subordinated Series 2021-1 Class C
11/15/2027	4.090%	13,994,231	14,258,253
Subordinated Series 2021-3 Class C
05/15/2029	3.270%	16,300,000	16,198,008
Pagaya AI Debt Selection Trust(a),(c),(d),(e)
Series 2020-3 Class CERT
05/17/2027	0.000%	23,803,550	20,471,053
Series 2021-1 Class CERT
11/15/2027	0.000%	16,424,569	30,878,190
Pagaya AI Debt Selection Trust(a),(c),(e)
Series 2021-5 Class
08/15/2029	0.000%	12,321,273	18,851,548
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-3 Class
05/15/2029	0.000%	12,925,852	21,500,862
Pagaya AI Debt Selection Trust(a),(e),(g)
Series 2021-5 Class A
08/15/2029	1.530%	19,000,000	19,000,000
Subordinated Series 2021-5 Class C
08/15/2029	3.930%	23,000,000	23,000,000
Palmer Square Loan Funding Ltd.(a),(b)
Series 2020-4A Class D
3-month USD LIBOR + 7.050% Floor 7.050% 11/25/2028	7.230%	7,000,000	7,009,065
Prosper Marketplace Issuance Trust(a)
Subordinated Series 2019-3A Class C
07/15/2025	4.940%	7,017,642	7,028,150
Prosper Pass-Through Trust(a),(d)
Series 2019-ST2 Class A
11/15/2025	3.750%	2,725,734	2,739,363
Redding Ridge Asset Management Ltd.(a),(b)
Series 2018-4A Class D
3-month USD LIBOR + 5.850% 04/15/2030	5.974%	5,000,000	4,890,455
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	15,000,000	14,999,112
RR 1 LLC(a),(b)
Series 2017-1A Class D1B
3-month USD LIBOR + 6.350% Floor 6.350% 07/15/2035	6.474%	6,500,000	6,459,011
RR 16 Ltd.(a),(b)
Series 2021-16A Class D
3-month USD LIBOR + 6.250% Floor 6.250% 07/15/2036	6.374%	14,000,000	13,959,414
SoFi Consumer Loan Program LLC(a),(c),(d)
Series 2016-2 Class R
10/27/2025	0.000%	379,888	7,502,788
Series 2016-4 Class R
11/25/2025	0.000%	900,000	9,704,027
Theorem Funding Trust(a)
Series 2020-1A Class C
10/15/2026	6.250%	15,750,000	16,171,861
United Auto Credit Securitization Trust(a)
Subordinated Series 2019-1 Class F
01/12/2026	6.050%	2,000,000	2,011,545
Upgrade Receivables Trust(a)
Subordinated Series 2019-2A Class C
10/15/2025	4.450%	6,485,773	6,507,044

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Upstart Pass-Through Trust(a),(d)
Series 2020-ST4 Class A
11/20/2026	3.250%	5,045,271	5,045,271
Upstart Pass-Through Trust(a)
Series 2021-ST1 Class A
02/20/2027	2.750%	4,471,073	4,500,329
Series 2021-ST2 Class A
04/20/2027	2.500%	2,788,734	2,803,549
Series 2021-ST7 Class A
09/20/2029	1.850%	6,761,000	6,718,604
Upstart Securitization Trust(a)
Series 2021-1 Class C
03/20/2031	4.060%	2,500,000	2,545,539
Series 2021-2 Class C
06/20/2031	3.610%	7,650,000	7,629,772
Subordinated Series 2019-1 Class C
04/20/2026	5.130%	3,013,479	3,028,292
Subordinated Series 2020-3 Class B
11/20/2030	3.014%	3,000,000	3,050,404
Subordinated Series 2021-3 Class C
07/20/2031	3.280%	22,551,000	22,466,549
Subordinated Series 2021-4 Class C
09/20/2031	3.190%	13,800,000	13,666,448
Subordinated Series 2021-5 Class C
11/20/2031	4.150%	8,800,000	8,808,679
US Auto Funding(a)
Subordinated Series 2021-1A Class D
03/15/2027	4.360%	2,375,000	2,381,462
Wellman Park CLO Ltd.(a),(b)
Series 2021-1A Class E
3-month USD LIBOR + 6.250% Floor 6.250% 07/15/2034	6.378%	10,000,000	9,970,790
Westlake Automobile Receivables Trust(a)
Series 2020-3A Class E
06/15/2026	3.340%	10,650,000	10,847,006
Total Asset-Backed Securities — Non-Agency (Cost $994,584,092)			989,263,143

Commercial Mortgage-Backed Securities - Agency 0.1%

Government National Mortgage Association(h),(i)
Series 2017-30 Class IO
08/16/2058	0.552%	38,838,172	1,320,498
Series 2019-102 Class IB
03/16/2060	0.855%	13,865,120	973,111
Series 2020-19 Class IO
12/16/2061	0.817%	21,353,620	1,437,756
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-3 Class IO
02/16/2062	0.763%	20,087,747	1,198,875
Total Commercial Mortgage-Backed Securities - Agency (Cost $12,953,064)			4,930,240

Commercial Mortgage-Backed Securities - Non-Agency 9.2%

BAMLL Commercial Mortgage Securities Trust(a),(h)
Subordinated Series 2013-WBRK Class E
03/10/2037	3.652%	4,500,000	3,864,554
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class F
1-month USD LIBOR + 2.950% Floor 2.950% 10/15/2037	3.040%	5,400,000	5,188,639
BFLD Trust(a),(b)
Series 2019-DPLO Class F
1-month USD LIBOR + 2.540% Floor 2.540% 10/15/2034	2.629%	1,165,000	1,133,779
Series 2019-DPLO Class G
1-month USD LIBOR + 3.190% Floor 3.190% 10/15/2034	3.279%	6,853,000	6,664,925
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class E
1-month USD LIBOR + 2.400% Floor 2.400% 06/15/2035	2.490%	11,000,000	10,597,812
BX Commercial Mortgage Trust(a),(b)
Subordinated Series 2021-MFM1 Class F
1-month USD LIBOR + 3.000% Floor 3.000% 01/15/2034	3.090%	4,000,000	3,992,278
Subordinated Series 2021-MFM1 Class G
1-month USD LIBOR + 3.900% Floor 3.900% 01/15/2034	3.990%	650,000	648,767
BX Trust(a),(b)
Series 2018-GW Class F
1-month USD LIBOR + 2.420% Floor 2.420% 05/15/2035	2.510%	3,000,000	2,970,013
Series 2018-GW Class G
1-month USD LIBOR + 2.920% Floor 2.920% 05/15/2035	3.010%	13,517,000	13,388,826
BX Trust(a)
Series 2019-OC11 Class E
12/09/2041	4.076%	4,550,000	4,548,425

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	9

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BX Trust(a),(h)
Subordinated Series 2019-OC11 Class D
12/09/2041	4.076%	4,500,000	4,654,084
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	3.090%	5,803,000	5,799,373
Citigroup Commercial Mortgage Trust(a),(h)
Subordinated Series 2020-420K Class E
11/10/2042	3.422%	7,000,000	6,510,276
CLNY Trust(a),(b)
Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	2.811%	19,575,000	19,281,444
Series 2019-IKPR Class F
1-month USD LIBOR + 3.417% Floor 3.417% 11/15/2038	3.507%	12,900,000	12,561,993
Cold Storage Trust(a),(b)
Subordinated Series 2020-ICE5 Class F
1-month USD LIBOR + 3.493% Floor 3.333% 11/15/2023	3.582%	8,207,971	8,168,970
COMM Mortgage Trust(a),(h)
Series 2020-CBM Class D
02/10/2037	3.754%	4,400,000	4,369,002
Series 2020-CBM Class F
02/10/2037	3.754%	17,650,000	16,692,272
Cosmopolitan Hotel Mortgage Trust(a),(b)
Subordinated Series 2017-CSMO Class F
1-month USD LIBOR + 3.741% Floor 3.741% 11/15/2036	3.831%	35,457,000	35,435,325
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	8,940,000	8,366,967
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	24,275,000	21,656,791
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	20,650,000	15,933,160
CSMC Trust(a),(h)
Subordinated Series 2019-UVIL Class E
12/15/2041	3.393%	5,200,000	4,604,186
Extended Stay America Trust(a),(b)
Series 2021-ESH Class F
1-month USD LIBOR + 3.700% Floor 3.700% 07/15/2038	3.784%	16,116,157	16,156,430
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hilton USA Trust(a),(h)
Series 2016-HHV Class F
11/05/2038	4.333%	12,500,000	12,167,364
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	8,320,000	8,312,940
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	21,800,000	21,807,776
Home Partners of America Trust(a)
Series 2019-2 Class F
10/19/2039	3.866%	2,815,752	2,783,530
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b),(g)
Subordinated Series 2021-HTL5 Class E
1-month USD LIBOR + 3.515% Floor 3.515% 11/15/2038	3.605%	9,350,000	9,285,747
Subordinated Series 2021-HTL5 Class F
1-month USD LIBOR + 4.265% Floor 4.265% 11/15/2038	4.355%	7,450,000	7,408,087
Morgan Stanley Capital I Trust(a),(h)
Series 2019-MEAD Class E
11/10/2036	3.283%	5,500,000	5,243,159
Progress Residential Trust(a)
Series 2019-SFR1 Class E
08/17/2035	4.466%	5,000,000	5,028,855
Series 2019-SFR1 Class F
08/17/2035	5.061%	10,000,000	10,063,446
Series 2020-SFR1 Class F
04/17/2037	3.431%	5,975,000	6,023,281
Subordinated Series 2019-SFR1 Class G
08/17/2035	5.309%	18,250,000	18,377,659
Subordinated Series 2019-SFR2 Class F
05/17/2036	4.837%	10,000,000	10,096,262
Subordinated Series 2019-SFR3 Class F
09/17/2036	3.867%	8,000,000	8,050,485
SFO Commercial Mortgage Trust(a),(b)
Subordinated Series 2021-555 Class E
1-month USD LIBOR + 2.900% Floor 2.900% 05/15/2038	2.990%	16,500,000	16,489,795
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2020-SDAL Class E
1-month USD LIBOR + 2.740% Floor 2.740% 02/15/2037	2.830%	6,000,000	5,766,611

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-FCMT Class E
1-month USD LIBOR + 4.500% Floor 4.500% 05/15/2031	4.590%	21,600,000	21,499,201
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $398,466,130)			401,592,489

Residential Mortgage-Backed Securities - Agency 28.0%

Federal Home Loan Mortgage Corp.(b),(i)
CMO Series 2013-101 Class HS
-1.0 x 1-month USD LIBOR + 6.500% Cap 6.500% 10/25/2043	6.408%	14,831,433	3,144,617
CMO Series 3922 Class SH
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 09/15/2041	5.811%	4,204,003	682,812
CMO Series 4093 Class SD
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 01/15/2038	6.611%	2,163,483	22,856
CMO Series 4097 Class ST
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/15/2042	5.961%	1,072,944	227,318
CMO Series 4286 Class NS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 12/15/2043	5.811%	1,318,817	251,925
CMO Series 4704 Class SK
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/15/2047	6.061%	12,697,259	2,904,785
CMO Series 4826 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/15/2048	6.111%	12,777,208	2,469,215
CMO Series 4926 Class ST
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 01/15/2040	5.991%	9,788,296	1,917,363
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4987 Class KS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	5.988%	11,719,988	2,719,256
CMO Series 4993 Class MS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2050	5.958%	21,459,481	5,792,667
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	5.881%	2,735,139	481,475
Federal Home Loan Mortgage Corp.(i)
CMO Series 4215 Class IL
07/15/2041	3.500%	510,176	24,052
CMO Series 5034 Class JI
11/25/2050	2.500%	66,147,177	10,751,033
CMO Series 5040 Class IH
11/25/2050	3.500%	15,930,500	2,823,135
CMO Series 5083 Class NI
12/25/2040	4.500%	15,497,833	2,852,472
CMO STRIPS Series 304 Class C67
12/15/2042	4.500%	2,366,655	299,326
Federal Home Loan Mortgage Corp.(h),(i)
CMO Series 4620 Class AS
11/15/2042	1.622%	1,861,286	109,945
Federal Home Loan Mortgage Corp. REMICS(b),(i)
CMO Series 4606 Class SL
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 12/15/2044	5.911%	64,938,820	12,992,719
CMO Series 5119 Class QS
-1.0 x 30-day Average SOFR + 6.300% Cap 6.300% 06/25/2051	6.251%	43,764,121	12,313,941
Federal Home Loan Mortgage Corp. REMICS(i)
CMO Series 5059 Class BI
01/25/2051	2.500%	47,539,798	8,047,894
CMO Series 5105 Class GI
11/25/2045	2.500%	91,869,196	11,240,435
CMO Series 5105 Class ID
05/25/2051	3.000%	43,025,526	7,869,386
CMO Series 5105 Class JI
03/25/2045	3.000%	29,624,694	3,287,538

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	11

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 5125 Class IT
09/25/2048	2.500%	90,615,591	10,748,178
Federal National Mortgage Association(i)
CMO Series 2012-152 Class EI
07/25/2031	3.000%	3,642,944	161,762
CMO Series 2021-3 Class TI
02/25/2051	2.500%	56,478,217	9,282,229
CMO Series 2021-4 Class IO
02/25/2051	2.500%	46,829,264	7,319,156
Federal National Mortgage Association(b),(i)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	5.808%	2,863,675	534,888
CMO Series 2013-97 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2032	6.011%	600,486	42,743
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	6.058%	1,600,225	305,612
CMO Series 2015-27 Class AS
-1.0 x 1-month USD LIBOR + 5.650% Cap 5.650% 05/25/2045	5.558%	12,615,291	2,562,460
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	5.908%	1,781,001	310,063
CMO Series 2017-50 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/25/2047	6.008%	10,448,359	2,254,659
CMO Series 2017-72 Class S
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 09/25/2047	2.750%	26,992,530	3,052,898
CMO Series 2017-90 Class SP
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/25/2047	6.058%	11,451,927	2,676,070
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-38 Class SE
1-month USD LIBOR + 6.050% 06/25/2050	5.958%	8,954,855	1,805,273
CMO Series 2020-38 Class WS
-1.0 x 1-month USD LIBOR + 5.000% Cap 5.000% 06/25/2050	4.908%	27,399,433	4,872,307
Federal National Mortgage Association REMICS(i)
CMO Series 2021-22 Class LI
04/25/2051	3.000%	42,822,625	6,967,168
Freddie Mac STACR REMIC Trust(a),(b)
Subordinated CMO Series 2021-HQA2 Class B2
30-day Average SOFR + 5.450% 12/25/2033	5.500%	12,900,000	13,549,981
Government National Mortgage Association(i)
CMO Series 2014-184 Class CI
11/16/2041	3.500%	6,520,201	579,065
CMO Series 2018-78 Class GI
04/20/2048	4.000%	12,593,118	1,416,791
CMO Series 2019-129 Class AI
10/20/2049	3.500%	36,344,105	3,956,528
CMO Series 2020-104 Class IY
07/20/2050	3.000%	42,099,064	5,882,953
CMO Series 2020-129 Class GI
09/20/2050	3.000%	21,227,489	3,042,784
CMO Series 2020-129 Class YI
09/20/2050	2.500%	26,769,642	3,174,192
CMO Series 2020-138 Class JI
09/20/2050	2.500%	39,145,144	4,948,467
CMO Series 2020-148 Class AI
10/20/2050	2.500%	118,779,444	15,095,584
CMO Series 2020-160 Class DI
10/20/2050	2.500%	22,444,233	3,086,843
CMO Series 2020-160 Class HI
10/20/2050	2.500%	17,472,741	2,395,969
CMO Series 2020-160 Class IA
10/20/2050	2.500%	45,867,351	6,377,883
CMO Series 2020-160 Class ID
10/20/2050	2.500%	18,299,788	2,361,450
CMO Series 2020-162 Class EI
10/20/2050	2.500%	17,853,231	2,448,394
CMO Series 2020-164 Class CI
11/20/2050	3.000%	23,570,934	3,334,266
CMO Series 2020-173 Class MI
11/20/2050	2.500%	45,155,419	5,102,043
CMO Series 2020-175 Class KI
11/20/2050	2.500%	82,540,095	11,835,540

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-181 Class AI
12/20/2050	2.500%	35,194,910	4,687,494
CMO Series 2020-181 Class BI
12/20/2050	2.500%	56,735,048	7,744,811
CMO Series 2020-185 Class KI
12/20/2050	2.500%	45,758,049	6,378,937
CMO Series 2020-187 Class AI
12/20/2050	2.500%	55,508,693	7,572,168
CMO Series 2020-188 Class KI
12/20/2050	2.500%	61,903,952	8,184,594
CMO Series 2020-188 Class WI
12/20/2050	2.500%	37,577,782	5,258,654
CMO Series 2020-191 Class UC
12/20/2050	4.000%	26,941,777	4,344,666
CMO Series 2020-191 Class UD
12/20/2050	4.000%	38,465,581	6,182,327
CMO Series 2020-191 Class UM
12/20/2050	3.500%	32,105,833	6,436,638
CMO Series 2020-85 Class MI
06/20/2050	3.500%	14,786,320	3,452,891
CMO Series 2021-1 Class IT
01/20/2051	3.000%	40,165,674	4,723,688
CMO Series 2021-107 Class IW
06/20/2051	3.500%	48,656,796	7,331,300
CMO Series 2021-140 Class IJ
08/20/2051	3.000%	80,470,725	11,138,508
CMO Series 2021-158 Class IO
09/20/2051	3.000%	34,655,261	5,228,495
CMO Series 2021-158 Class VI
09/20/2051	3.000%	38,529,404	5,964,772
CMO Series 2021-160 Class CI
09/20/2051	2.500%	77,728,255	10,480,979
CMO Series 2021-160 Class IA
09/20/2051	3.000%	29,302,448	4,046,703
CMO Series 2021-160 Class XI
09/20/2051	3.000%	49,225,703	6,629,801
CMO Series 2021-161 Class UI
09/20/2051	3.000%	52,076,751	7,786,037
CMO Series 2021-175 Class IJ
10/20/2051	3.000%	9,190,903	1,309,233
CMO Series 2021-188 Class IN
10/20/2051	2.500%	45,770,350	6,766,071
CMO Series 2021-24 Class MI
02/20/2051	3.000%	23,399,813	3,152,500
CMO Series 2021-24 Class PI
01/20/2051	2.500%	23,974,704	2,851,992
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-29 Class GI
02/20/2051	3.000%	34,200,966	4,617,496
CMO Series 2021-29 Class HI
02/20/2051	3.500%	27,769,862	4,235,945
CMO Series 2021-44 Class CI
03/20/2051	3.000%	35,835,784	4,504,318
CMO Series 2021-44 Class MI
03/20/2051	3.000%	21,833,421	2,934,200
CMO Series 2021-49 Class WI
05/20/2048	2.500%	23,221,714	2,079,658
CMO Series 2021-58 Class IA
04/20/2051	3.500%	19,753,202	2,591,353
CMO Series 2021-7 Class IT
01/16/2051	3.000%	32,593,474	6,778,634
CMO Series 2021-7 Class QI
01/20/2051	2.500%	54,714,891	6,939,145
CMO Series 2021-9 Class MI
01/20/2051	2.500%	47,820,893	5,456,962
CMO Series 2021-96 Class VI
06/20/2051	2.500%	66,899,323	9,160,243
CMO Series 2021-97 Class IN
08/20/2049	2.500%	80,372,166	8,325,833
Government National Mortgage Association(b),(i)
CMO Series 2014-6 Class SJ
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 01/20/2044	6.009%	12,614,787	2,777,582
CMO Series 2017-163 Class SD
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	6.109%	15,139,402	3,578,703
CMO Series 2018-124 Class SG
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	6.109%	12,617,158	2,450,719
CMO Series 2018-155 Class LS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	6.059%	12,005,704	1,960,536
CMO Series 2018-40 Class SC
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 03/20/2048	6.109%	9,131,422	1,747,040

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	13

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-63 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	6.109%	11,384,386	2,336,204
CMO Series 2018-63 Class SH
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	6.109%	11,497,054	2,443,274
CMO Series 2018-78 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	6.109%	10,138,383	1,894,421
CMO Series 2018-94 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	6.109%	9,178,166	1,985,616
CMO Series 2019-103 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/20/2049	5.959%	21,329,931	4,075,713
CMO Series 2019-120 Class SA
-1.0 x 1-month USD LIBOR + 3.400% Cap 3.400% 09/20/2049	3.309%	28,062,896	2,482,202
CMO Series 2019-43 Class NS
-1.0 x 1-month USD LIBOR + 3.270% Cap 3.270% 04/20/2049	3.179%	22,829,798	1,651,487
CMO Series 2020-104 Class SA
-1.0 x 1-month USD LIBOR + 6.200% 07/20/2050	6.109%	15,050,973	2,729,690
CMO Series 2020-148 Class SA
-1.0 x 1-month USD LIBOR + 6.300% 10/20/2050	6.209%	25,551,689	5,863,057
CMO Series 2020-175 Class NS
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 11/20/2050	6.209%	32,556,009	7,593,559
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-187 Class SE
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 12/20/2050	6.209%	24,582,325	5,335,535
CMO Series 2020-62 Class SK
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2050	6.059%	12,804,917	2,709,665
CMO Series 2021-122 Class SB
-1.0 x 30-day Average SOFR + 2.600% Cap 2.600% 07/20/2051	2.552%	121,133,656	8,451,301
CMO Series 2021-156 Class SA
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 09/20/2051	6.209%	60,002,151	13,606,922
CMO Series 2021-160 Class S
-1.0 x 30-day Average SOFR + 2.650% Cap 2.650% 09/20/2051	2.602%	93,679,087	6,854,845
CMO Series 2021-96 Class US
-1.0 x 30-day Average SOFR + 3.250% Cap 3.250% 06/20/2051	3.202%	55,933,227	5,263,742
Government National Mortgage Association(b),(e),(i)
CMO Series 2021-193 Class ES
30-day Average SOFR + 1.700% 11/20/2051	1.652%	343,000,000	9,432,500
Government National Mortgage Association TBA(g)
12/20/2051	2.500%	395,000,000	405,985,937
Uniform Mortgage-Backed Security TBA(g)
12/13/2051	2.000%	287,500,000	287,747,069
Total Residential Mortgage-Backed Securities - Agency (Cost $1,221,665,986)			1,220,944,729

Residential Mortgage-Backed Securities - Non-Agency 50.3%

510 Asset Backed Trust(a),(h)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	4,538,854	4,506,259
Ajax Mortgage Loan Trust(a),(h)
CMO Series 2021-B Class A
06/25/2066	2.239%	13,131,551	13,065,447
CMO Series 2021-C Class A
01/25/2061	2.115%	8,539,133	8,513,392

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AlphaFlow Transitional Mortgage Trust(a)
CMO Series 2021-WL1 Class A1
01/25/2026	3.280%	5,000,000	5,019,166
Angel Oak Mortgage Trust(a),(h)
CMO Series 2021-5 Class A3
07/25/2066	1.311%	7,796,989	7,745,620
Angel Oak Mortgage Trust I LLC(a),(h)
CMO Series 2018-3 Class M2
09/25/2048	4.721%	11,091,000	11,105,606
CMO Series 2019-1 Class B1
11/25/2048	5.400%	7,000,000	7,002,398
Subordinated CMO Series 2019-2 Class B1
03/25/2049	5.016%	5,000,000	5,031,416
Subordinated CMO Series 2019-2 Class B2
03/25/2049	6.286%	4,800,000	4,831,238
Bellemeade Re Ltd.(a),(b)
CMO Series 2017-1 Class M2
1-month USD LIBOR + 3.350% 10/25/2027	3.442%	2,213,109	2,217,384
CMO Series 2018-3A Class M1B
1-month USD LIBOR + 1.850% Floor 1.850% 10/25/2028	1.942%	3,547,189	3,546,234
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	1.842%	5,262,204	5,249,982
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	1.692%	14,207,488	14,246,301
CMO Series 2019-4A Class M1C
1-month USD LIBOR + 2.500% Floor 2.500% 10/25/2029	2.592%	1,500,000	1,510,215
CMO Series 2020-2A Class M1C
1-month USD LIBOR + 4.000% Floor 4.000% 08/26/2030	4.092%	3,750,000	3,803,061
CMO Series 2020-2A Class M2
1-month USD LIBOR + 6.000% Floor 6.000% 08/26/2030	6.092%	11,550,000	12,217,054
CMO Series 2020-3A Class M2
1-month USD LIBOR + 4.850% Floor 4.850% 10/25/2030	4.942%	6,750,000	7,128,578
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-4A Class M2A
1-month USD LIBOR + 2.600% Floor 2.600% 06/25/2030	2.692%	2,223,915	2,226,780
CMO Series 2020-4A Class M2B
1-month USD LIBOR + 3.600% Floor 3.600% 06/25/2030	3.692%	16,800,000	16,916,075
CMO Series 2021-1A Class M1C
30-day Average SOFR + 2.950% Floor 2.950% 03/25/2031	2.960%	7,300,000	7,573,413
CMO Series 2021-1A Class M2
30-day Average SOFR + 4.850% Floor 4.850% 03/25/2031	4.860%	18,000,000	19,245,978
CMO Series 2021-2A Class M1C
30-day Average SOFR + 1.850% Floor 1.850% 06/25/2031	1.860%	18,265,000	18,386,382
CMO Series 2021-2A Class M2
30-day Average SOFR + 2.900% Floor 2.900% 06/25/2031	2.910%	15,250,000	15,408,472
Subordinated CMO Series 2018-1A Class B1
1-month USD LIBOR + 4.250% 04/25/2028	4.339%	5,440,000	5,435,490
Subordinated CMO Series 2020-4A Class B1
1-month USD LIBOR + 5.000% Floor 5.000% 06/25/2030	5.092%	4,000,000	4,065,600
Subordinated CMO Series 2021-1A Class B1
30-day Average SOFR + 6.750% Floor 6.750% 03/25/2031	6.760%	3,750,000	4,066,841
Subordinated CMO Series 2021-2A Class B1
30-day Average SOFR + 4.150% Floor 4.150% 06/25/2031	4.160%	2,800,000	2,839,738
BRAVO Residential Funding Trust(a),(h)
CMO Series 2019-NQM2 Class B1
11/25/2059	3.954%	8,550,000	8,513,273
CMO Series 2020-NQM1 Class B1
05/25/2060	5.086%	2,200,000	2,262,233
CMO Series 2020-NQM1 Class B2
05/25/2060	5.620%	2,800,000	2,843,828
CMO Series 2021-B Class A1
04/01/2069	2.115%	24,789,083	24,628,239
Subordinated CMO Series 2021-NQM2 Class B1
03/25/2060	3.044%	2,950,000	2,912,255

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	15

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2021-NQM2 Class B2
03/25/2060	4.099%	4,100,000	4,048,331
BRAVO Residential Funding Trust(a),(b)
CMO Series 2021-HE2 Class B1
30-day Average SOFR + 2.400% 11/25/2069	2.418%	6,000,000	6,000,494
Subordinated CMO Series 2021-HE1 Class B1
30-day Average SOFR + 2.500% 01/25/2070	2.550%	6,708,000	6,710,843
Subordinated CMO Series 2021-HE1 Class B2
30-day Average SOFR + 3.000% 01/25/2070	3.050%	4,129,000	4,039,095
Subordinated CMO Series 2021-HE2 Class B2
30-day Average SOFR + 3.400% 11/25/2069	3.418%	6,570,000	6,570,531
BVRT Financing Trust(a),(b),(d)
CMO Series 2020-CRT1 Class M3
1-month USD LIBOR + 4.000% 07/10/2032	4.077%	4,564,886	4,587,711
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	2.950%	40,000,000	40,000,000
CMO Series 2021-CRT2 Class M3
1-month USD LIBOR + 0.000% 11/10/2032	2.841%	18,700,000	18,629,875
CMO Series 2021-CRT3 Class B1
30-day Average SOFR + 4.300% Floor 4.300% 01/10/2031	4.338%	15,200,000	15,200,000
CMO Series 2021-CRT3 Class M3
30-day Average SOFR + 3.150% Floor 3.150% 01/10/2031	3.188%	7,000,000	7,000,000
CMO Series 2021-CRT3 Class M4
30-day Average SOFR + 3.800% Floor 3.800% 01/10/2031	3.838%	3,400,000	3,400,000
BVRT Financing Trust(a),(b)
CMO Series 2021-1F Class M3
30-day Average SOFR + 2.800% Floor 2.800% 03/15/2038	2.838%	12,700,000	12,704,191
BVRT Financing Trust(a),(b),(d),(e)
CMO Series 2021-2F Class M2
30-day Average SOFR + 2.500% Floor 2.500% 01/10/2032	2.538%	30,000,000	29,997,000
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-CRT1 Class M2
1-month USD LIBOR + 2.250% Floor 2.250% 01/10/2033	2.345%	21,765,534	21,847,155
CMO Series 2021-CRT1 Class M4
1-month USD LIBOR + 3.500% Floor 3.500% 07/10/2032	3.589%	16,250,000	16,493,750
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	2.842%	10,131,000	10,139,647
CMO Series 2018-GT1 Class B
1-month USD LIBOR + 3.500% 05/25/2023	3.592%	4,350,000	4,353,727
CIM Trust(a),(h)
CMO Series 2021-NR1 Class A1
07/25/2055	2.569%	20,790,431	20,764,803
CMO Series 2021-NR2 Class A1
07/25/2059	2.568%	34,212,054	34,212,362
CIM Trust(a),(e),(h)
CMO Series 2021-NR4 Class A1
10/25/2061	2.816%	8,810,770	8,810,770
Citigroup Mortgage Loan Trust, Inc.(a),(h)
CMO Series 2019-C Class A2
09/25/2059	5.000%	12,000,000	12,019,872
CMO Series 2019-IMC1 Class M1
07/25/2049	3.170%	5,000,000	4,927,050
COLT Mortgage Loan Trust(a),(h)
CMO Series 2020-2 Class M1
03/25/2065	5.250%	1,463,000	1,486,810
CMO Series 2021-3 Class A3
09/27/2066	1.419%	9,841,913	9,804,634
Subordinated CMO Series 2020-2 Class B1
03/25/2065	5.250%	3,716,000	3,825,942
Subordinated CMO Series 2021-4 Class B1
10/25/2066	3.764%	5,969,000	5,933,919
Subordinated Series 2021-3 Class B1
09/27/2066	3.059%	2,502,000	2,491,282
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class B1
1-month USD LIBOR + 9.250% 11/25/2039	9.342%	13,000,000	13,704,432
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	2.242%	14,986,215	15,018,897

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-R01 Class 2B1
1-month USD LIBOR + 4.350% Floor 4.350% 07/25/2031	4.442%	10,570,775	10,823,621
CMO Series 2019-R07 Class 1M2
1-month USD LIBOR + 2.100% 10/25/2039	2.192%	5,106,871	5,116,752
Subordinated CMO Series 2018-R07 Class 1B1
1-month USD LIBOR + 4.350% 04/25/2031	4.442%	6,550,000	6,730,392
CSMC Trust(a),(h)
CMO Series 2021-JR2 Class A1
11/25/2061	2.215%	10,381,494	10,339,775
Deephaven Residential Mortgage Trust(a),(h)
CMO Series 2020-2 Class B2
05/25/2065	5.879%	4,673,000	4,745,968
Eagle Re Ltd.(a),(b)
CMO Series 2021-1 Class M2
30-day Average SOFR + 4.450% Floor 4.450% 10/25/2033	4.460%	17,000,000	17,756,986
Subordinated CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.800% 01/25/2030	1.892%	11,000,000	10,943,669
Fannie Mae Connecticut Avenue Securities(b)
CMO Series 14-C02 Class 1M2
1-month USD LIBOR + 2.600% Floor 2.600% 05/25/2024	2.692%	35,569,355	35,927,552
CMO Series 2014-C03 Class 1M2
1-month USD LIBOR + 3.000% Floor 3.000% 07/25/2024	3.092%	18,089,444	18,404,897
Fannie Mae Connecticut Avenue Securities(a),(b),(g)
Subordinated CMO Series 2021-R02 Class 2B2
30-day Average SOFR + 6.200% 11/25/2041	6.250%	15,900,000	16,325,540
FMC GMSR Issuer Trust(a),(h)
CMO Series 2020-GT1 Class A
01/25/2026	4.450%	9,050,000	9,074,618
Freddie Mac STACR(a),(b)
Subordinated CMO Series 2019-HQA3 Class B1
1-month USD LIBOR + 3.000% 09/25/2049	3.092%	19,309,209	19,447,903
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-HQA3 Class M2
1-month USD LIBOR + 3.600% 07/25/2050	3.692%	3,906,146	3,932,554
Subordinated CMO Series 2020-DNA4 Class B1
1-month USD LIBOR + 6.000% 08/25/2050	6.092%	11,300,000	11,910,710
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2020-DNA5 Class B1
30-day Average SOFR + 4.800% 10/25/2050	4.849%	11,200,000	11,875,357
Subordinated CMO Series 2020-DNA6 Class B2
30-day Average SOFR + 5.650% 12/25/2050	5.700%	15,500,000	16,327,483
Subordinated CMO Series 2020-HQA1 Class B1
1-month USD LIBOR + 2.350% 01/25/2050	2.442%	28,457,336	28,287,426
Subordinated CMO Series 2020-HQA3 Class B1
1-month USD LIBOR + 5.750% 07/25/2050	5.842%	8,000,000	8,324,290
Subordinated CMO Series 2020-HQA4 Class B1
1-month USD LIBOR + 5.250% 09/25/2050	5.342%	16,600,000	17,378,497
Subordinated CMO Series 2021-DNA1 Class B2
30-day Average SOFR + 4.750% 01/25/2051	4.800%	11,000,000	11,028,498
Subordinated CMO Series 2021-DNA6 Class B2
30-day Average SOFR + 7.500% 10/25/2041	7.548%	18,200,000	18,880,067
Freddie Mac STACR Trust(a),(b)
CMO Series 2018-DNA2 Class M2
1-month USD LIBOR + 2.150% 12/25/2030	2.242%	16,898,009	17,046,142
Subordinated CMO Series 2019-FTR2 Class M2
1-month USD LIBOR + 2.150% 11/25/2048	2.242%	16,207,503	16,152,046
Subordinated CMO Series 2019-HQA2 Class B1
1-month USD LIBOR + 4.100% 04/25/2049	4.192%	20,000,000	20,438,304
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
CMO Series 2014-DN1 Class M3
1-month USD LIBOR + 4.500% 02/25/2024	4.592%	5,160,024	5,339,608
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-HQA5 Class M2
30-day Average SOFR + 2.600% 11/25/2050	2.650%	12,564,812	12,691,875
Subordinated CMO Series 2020-DNA3 Class B1
1-month USD LIBOR + 5.100% 06/25/2050	5.192%	10,500,000	10,872,456
Subordinated CMO Series 2020-HQA5 Class B1
30-day Average SOFR + 4.000% 11/25/2050	4.050%	6,750,000	7,054,007
Subordinated CMO Series 2020-HQA5 Class B2
30-day Average SOFR + 7.400% 11/25/2050	7.450%	14,200,000	16,429,276

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	17

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2021-DNA7 Class B2
30-day Average SOFR + 7.800% 11/25/2041	7.848%	35,500,000	37,167,130
GCAT Trust(a),(h)
CMO Series 2019-NQM3 Class M1
11/25/2059	3.450%	5,650,000	5,723,080
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2021-1 Class M2
1-month USD LIBOR + 3.900% Floor 3.900% 08/25/2033	3.992%	3,750,000	3,743,391
CMO Series 2021-3 Class M1B
30-day Average SOFR + 2.900% Floor 2.900% 02/25/2034	2.949%	29,500,000	29,739,039
Subordinated CMO Series 2021-3 Class B1
30-day Average SOFR + 4.950% Floor 4.950% 02/25/2034	4.999%	7,500,000	7,587,469
Glebe Funding Trust (The)(a),(d)
CMO Series 2021-1 Class PT
10/27/2023	3.000%	38,426,315	38,475,993
Home Re Ltd.(a),(b)
CMO Series 2018-1 Class M2
1-month USD LIBOR + 3.000% 10/25/2028	3.092%	9,924,593	9,967,515
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 4.150% Floor 4.150% 10/25/2030	4.242%	4,000,000	4,080,191
CMO Series 2020-1 Class M2
1-month USD LIBOR + 5.250% Floor 5.250% 10/25/2030	5.342%	8,800,000	9,142,655
Homeward Opportunities Fund I Trust(a)
Subordinated CMO Series 2018-2 Class B1
11/25/2058	5.593%	13,285,000	13,746,893
Homeward Opportunities Fund I Trust(a),(h)
Subordinated CMO Series 2020-2 Class B1
05/25/2065	5.450%	3,750,000	3,865,303
Homeward Opportunities Fund Trust(a),(h)
CMO Series 2020-BPL1 Class A2
08/25/2025	5.438%	5,974,149	6,146,058
Imperial Fund Mortgage Trust(a),(h)
Subordinated CMO Series 2021-NQM3 Class B1
11/25/2056	4.184%	7,384,000	7,327,926
Legacy Mortgage Asset Trust(a),(h)
CMO Series 2021-SL2 Class A
10/25/2068	1.875%	14,756,619	14,675,287
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Loan Revolving Advance Investment Trust(a),(b),(e)
CMO Series 2021-1 Class A1X
1-month USD LIBOR + 2.750% Floor 2.750% 12/31/2022	2.837%	35,000,000	35,000,000
CMO Series 2021-2 Class A1X
1-month USD LIBOR + 2.750% Floor 2.750% 06/30/2023	2.838%	40,000,000	40,000,000
MFA Trust(a),(h)
CMO Series 2020-NQM3 Class M1
01/26/2065	2.654%	3,500,000	3,510,626
Subordinated CMO Series 2020-NQM3 Class B1
01/26/2065	3.661%	6,250,000	6,284,516
Mortgage Acquisition Trust I LLC(a),(d)
CMO Series 2021-1 Class PT
11/29/2023	3.500%	25,973,649	25,989,882
Mortgage Insurance-Linked Notes(a),(b)
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.750% Floor 1.750% 02/25/2030	1.842%	3,050,000	3,038,874
MRA Issuance Trust(a),(b)
CMO Series 2021-EBO4 Class A1X
1-month USD LIBOR + 1.750% Floor 1.750% 02/16/2022	1.840%	35,000,000	35,008,362
CMO Series 2021-NA1 Class A1X
1-month USD LIBOR + 1.500% Floor 1.500% 03/08/2022	1.600%	30,000,000	30,017,193
MRA Issuance Trust(a),(b),(d),(e)
CMO Series 2021-EBO8 Class A1
1-month USD LIBOR + 2.750% Floor 2.750% 02/16/2022	2.846%	40,000,000	40,000,000
New Residential Mortgage LLC(a)
CMO Series 2018-FNT1 Class F
05/25/2023	5.570%	4,647,732	4,640,572
CMO Series 2018-FNT2 Class F
07/25/2054	5.950%	2,811,582	2,814,979
Subordinated CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	1,917,189	1,919,173
Subordinated CMO Series 2018-FNT1 Class E
05/25/2023	4.890%	547,768	546,115
Subordinated CMO Series 2018-FNT1 Class G
05/25/2023	5.670%	3,333,353	3,321,874
New Residential Mortgage Loan Trust(a),(h),(i)
CMO Series 2014-1A Class AIO
01/25/2054	2.322%	5,633,386	281,931

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New Residential Mortgage Loan Trust(a),(h)
CMO Series 2020-RPL2 Class A1
08/25/2025	3.578%	6,736,935	6,810,896
New York Mortgage Trust(a),(h)
CMO Series 2021-BPL1 Class A1
05/25/2026	2.239%	12,080,000	12,102,565
CMO Series 2021-BPL1 Class A2
05/25/2026	2.981%	5,000,000	4,999,958
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	5,149,541	5,170,736
Oaktown Re II Ltd.(a),(b)
Subordinated CMO Series 2018-1A Class B1
1-month USD LIBOR + 4.050% 07/25/2028	4.142%	6,473,000	6,638,748
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	2.042%	9,100,000	9,228,886
CMO Series 2019-1A Class M2
1-month USD LIBOR + 2.550% Floor 2.550% 07/25/2029	2.642%	15,000,000	15,062,244
Oaktown Re Ltd.(a),(b)
Subordinated CMO Series 2017-1A Class B1
1-month USD LIBOR + 5.750% 04/25/2027	5.842%	3,347,000	3,378,742
Subordinated CMO Series 2017-1A Class M2
1-month USD LIBOR + 4.000% 04/25/2027	4.092%	6,560,046	6,625,430
Oaktown Re V Ltd.(a),(b)
CMO Series 2020-2A Class M2
1-month USD LIBOR + 5.250% Floor 5.250% 10/25/2030	5.342%	9,500,000	9,916,162
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class B1
30-day Average SOFR + 5.500% Floor 5.500% 10/25/2033	5.550%	2,373,000	2,463,038
CMO Series 2021-1A Class M2
30-day Average SOFR + 3.950% Floor 3.950% 10/25/2033	4.000%	6,500,000	6,745,268
OSAT Trust(a),(h)
CMO Series 2021-RPL1 Class A2
05/25/2065	3.967%	5,000,000	5,000,119
PMC PLS ESR Issuer LLC(a)
CMO Series 2019-PLS1 Class A
11/25/2024	5.069%	13,804,776	13,937,004
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	2.090%	6,680,540	6,668,128
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	2.840%	9,702,883	9,608,964
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-FT1 Class A
1-month USD LIBOR + 2.350% 04/25/2023	2.442%	9,500,000	9,476,029
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	2.942%	19,379,000	19,413,958
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	2.742%	47,570,000	47,531,977
Point Securitization Trust(a),(h)
CMO Series 2021-1 Class A1
02/25/2052	3.228%	18,697,464	18,697,448
Preston Ridge Partners Mortgage(a),(h)
CMO Series 2021-2 Class A1
03/25/2026	2.115%	8,578,113	8,553,241
CMO Series 2021-2 Class A2
03/25/2026	3.770%	14,300,000	14,289,542
CMO Series 2021-3 Class A2
04/25/2026	3.720%	7,000,000	6,929,772
CMO Series 2021-4 Class A2
04/25/2026	3.474%	5,350,000	5,314,380
Preston Ridge Partners Mortgage LLC(a),(h)
CMO Series 2020-4 Class A1
10/25/2025	2.610%	8,525,566	8,528,724
CMO Series 2020-6 Class A2
11/25/2025	4.703%	2,300,000	2,268,240
Preston Ridge Partners Mortgage Trust(a),(h)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	9,076,165	9,075,292
CMO Series 2021-1 Class A2
01/25/2026	3.720%	28,254,000	28,231,094
CMO Series 2021-10 Class A1
10/25/2026	2.487%	16,077,006	16,072,533
CMO Series 2021-5 Class A2
06/25/2026	3.721%	16,300,000	16,158,798
Pretium Mortgage Credit Partners I LLC(a),(h)
CMO Series 2021-NPL1 Class A1
09/27/2060	2.240%	22,938,832	22,851,102

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	19

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pretium Mortgage Credit Partners LLC(a),(h)
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	9,982,787	9,922,372
Radnor Re Ltd.(a),(b)
CMO Series 2018-1 Class M2
1-month USD LIBOR + 2.700% 03/25/2028	2.792%	5,670,000	5,688,981
CMO Series 2019-2 Class B1
1-month USD LIBOR + 2.700% Floor 2.700% 06/25/2029	2.792%	3,000,000	3,020,519
CMO Series 2020-2 Class M2
1-month USD LIBOR + 5.600% Floor 5.600% 10/25/2030	5.748%	4,400,000	4,458,670
Subordinated CMO Series 2021-1 Class B1
30-day Average SOFR + 4.000% Floor 4.000% 12/27/2033	4.050%	4,750,000	4,750,081
Radnor RE Ltd.(a),(b)
CMO Series 2021-1 Class M1C
30-day Average SOFR + 2.700% Floor 2.700% 12/27/2033	2.750%	20,500,000	20,555,990
RCO VII Mortgage LLC(a),(h)
CMO Series 2021-1 Class A2
05/25/2026	3.967%	2,000,000	1,981,336
Residential Mortgage Loan Trust(a),(h)
CMO Series 2019-3 Class M1
09/25/2059	3.257%	6,378,000	6,362,309
Subordinated CMO Series 2020-1 Class B1
02/25/2024	3.946%	3,938,000	4,071,996
Saluda Grade Alternative Mortgage Trust(a)
CMO Series 2020-FIG1 Class A3
09/25/2050	5.086%	7,074,651	7,150,154
STACR Trust(a),(b)
Subordinated CMO Series 2018-HRP1 Class B1
1-month USD LIBOR + 3.750% 04/25/2043	3.842%	14,000,000	14,344,989
Stanwich Mortgage Loan Co. LLC(a),(h)
CMO Series 2021-NPB1 Class A1
10/16/2026	2.735%	38,665,175	38,630,175
Starwood Mortgage Residential Trust(a),(h)
CMO Series 2020-3 Class B1
04/25/2065	4.750%	4,750,000	4,828,657
CMO Series 2021-1 Class A1
05/25/2065	1.219%	7,821,482	7,806,595
CMO Series 2021-3 Class A1
06/25/2056	1.127%	7,984,839	7,915,368
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Starwood Mortgage Residential Trust(a)
Subordinated CMO Series 2020-INV1 Class B1
11/25/2055	3.257%	3,200,000	3,193,708
Subordinated CMO Series 2020-INV1 Class B2
11/25/2055	4.261%	1,400,000	1,396,814
Stonnington Mortgage Trust(a),(d),(h)
CMO Series 2020-1 Class A
07/28/2024	3.500%	10,685,737	10,685,737
Toorak Mortgage Corp., Ltd.(a),(h)
CMO Series 2019-1 Class A1
03/25/2022	4.458%	1,488,400	1,490,270
CMO Series 2021-1 Class A1
06/25/2024	2.240%	21,000,000	21,016,802
Triangle Re Ltd.(a),(b)
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 4.500% Floor 4.500% 10/25/2030	4.618%	16,865,000	17,035,401
CMO Series 2020-1 Class M2
1-month USD LIBOR + 5.600% Floor 5.600% 10/25/2030	5.718%	8,000,000	8,225,210
CMO Series 2021-1 Class M1B
1-month USD LIBOR + 3.000% Floor 3.000% 08/25/2033	3.092%	8,978,999	9,016,624
CMO Series 2021-1 Class M1C
1-month USD LIBOR + 3.400% Floor 3.400% 08/25/2033	3.492%	6,550,000	6,580,731
CMO Series 2021-2 Class M1C
1-month USD LIBOR + 4.500% Floor 4.500% 10/25/2033	4.592%	5,000,000	5,221,018
CMO Series 2021-2 Class M2
1-month USD LIBOR + 5.500% Floor 5.500% 10/25/2033	5.592%	10,000,000	10,833,823
Subordinated CMO Series 2021-1 Class B1
1-month USD LIBOR + 4.500% Floor 4.500% 08/25/2033	4.592%	22,926,000	23,136,447
Subordinated CMO Series 2021-2 Class B1
1-month USD LIBOR + 7.500% Floor 7.500% 10/25/2033	7.592%	7,100,000	7,493,482
VCAT Asset Securitization LLC(a),(h)
CMO Series 2021-NPL3 Class A2
05/25/2051	3.967%	3,980,000	3,943,536

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	16,092,751	15,851,331
VCAT LLC(a),(h)
CMO Series 2021-NPL2 Class A2
03/27/2051	4.212%	5,500,000	5,477,117
Vericrest Opportunity Loan Transferee(a),(h)
CMO Series 2021-NPL4 Class A1
03/27/2051	2.240%	12,452,703	12,417,523
Vericrest Opportunity Loan Transferee XCIV LLC(a),(h)
CMO Series 2021-NPL3 Class A1
02/27/2051	2.240%	13,543,408	13,522,500
Vericrest Opportunity Loan Transferee XCVI LLC(a),(h)
CMO Series 2021-NPL5 Class A1
03/27/2051	2.116%	23,653,421	23,592,440
Vericrest Opportunity Loan Transferee XCVII LLC(a),(h)
CMO Series 2021-NPL6 Class A1
04/25/2051	2.240%	20,034,128	19,959,777
Verus Securitization Trust(a)
CMO Series 2020-INV1 Class B1
04/25/2060	5.750%	1,050,000	1,087,052
Subordinated CMO Series 2020-INV1 Class B2
04/25/2060	6.000%	3,150,000	3,226,422
Verus Securitization Trust(a),(h)
CMO Series 2020-NPL1 Class A2
08/25/2050	5.682%	8,000,000	8,039,920
Subordinated CMO Series 2019-3 Class B1
07/25/2059	4.043%	4,000,000	4,033,969
Subordinated CMO Series 2019-4 Class B1
11/25/2059	3.860%	4,150,000	4,167,330
Subordinated CMO Series 2020-1 Class B1
01/25/2060	3.624%	6,000,000	6,032,158
Subordinated CMO Series 2020-4 Class B1
05/25/2065	5.046%	2,450,000	2,523,053
Subordinated CMO Series 2020-4 Class B2
06/25/2065	5.600%	2,000,000	2,020,082
Subordinated Series 2021-5 Class B1
09/25/2066	3.037%	3,800,000	3,766,824
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-5 Class B2
09/25/2066	3.941%	3,500,000	3,469,953
Visio Trust(a),(h)
CMO Series 2019-2 Class B1
11/25/2054	3.910%	1,200,000	1,211,422
CMO Series 2019-2 Class M1
11/25/2054	3.260%	1,400,000	1,425,896
Vista Point Securitization Trust(a),(h)
Subordinated CMO Series 2020-1 Class B1
03/25/2065	5.375%	2,000,000	2,062,823
ZH Trust(a)
Subordinated CMO Series 2021-1 Class B
02/18/2027	3.262%	7,500,000	7,172,128
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $2,164,825,132)			2,191,721,900

Options Purchased Calls 0.1%
Value ($)
(Cost $14,248,250)	2,415,003

Options Purchased Puts 0.3%

(Cost $11,300,000)	12,511,399

Money Market Funds 6.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.078%(j),(k)	295,401,523	295,371,983
Total Money Market Funds (Cost $295,362,613)		295,371,983
Total Investments in Securities (Cost: $5,113,405,267)		5,118,750,886
Other Assets & Liabilities, Net		(760,542,716)
Net Assets		4,358,208,170

At November 30, 2021, securities and/or cash totaling $55,832,850 were pledged as collateral.
Investments in derivatives
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(7,800)	03/2022	USD	(1,020,337,500)	2,418,624	—
U.S. Treasury 10-Year Note	(729)	03/2022	USD	(95,362,313)	—	(764,454)
Total					2,418,624	(764,454)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	21

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	247,700,000	247,700,000	1.00	01/21/2022	2,105,450	172,003
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	208,500,000	208,500,000	1.10	01/24/2022	1,918,200	287,355
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	250,000,000	250,000,000	1.00	07/08/2022	2,550,000	1,305,900
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	620,000,000	620,000,000	1.00	01/20/2022	5,859,000	404,426
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	178,000,000	178,000,000	1.10	01/24/2022	1,815,600	245,319
Total							14,248,250	2,415,003

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	135,000,000	135,000,000	1.25	12/03/2021	2,092,500	3,358,139
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	250,000,000	250,000,000	1.75	07/15/2022	4,325,000	4,729,250
5-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	465,000,000	465,000,000	1.50	05/20/2022	4,882,500	4,424,010
Total							11,300,000	12,511,399

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(350,000,000)	(350,000,000)	1.50	4/20/2022	(3,500,000)	(5,569,270)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(164,000,000)	(164,000,000)	2.20	03/17/2022	(3,066,800)	(461,774)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(183,000,000)	(183,000,000)	1.10	05/03/2022	(777,750)	(695,638)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(181,900,000)	(181,900,000)	1.25	05/23/2022	(673,030)	(590,175)
2-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	(181,900,000)	(181,900,000)	1.25	05/23/2022	(718,505)	(590,175)
Total							(5,236,085)	(2,337,762)

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	10,000,000	620,331	(5,000)	339,291	—	276,040	—

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.368	USD	10,000,000	(993,750)	5,000	—	(2,221,315)	1,232,565	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.368	USD	40,000,000	(3,975,001)	20,000	—	(4,928,760)	973,759	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.368	USD	10,000,000	(993,750)	5,000	—	(1,889,138)	900,388	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.368	USD	10,000,000	(993,750)	5,000	—	(1,226,243)	237,493	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.368	USD	25,000,000	(2,484,375)	12,500	—	(2,246,216)	—	(225,659)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.368	USD	25,000,000	(2,484,375)	12,500	—	(2,201,021)	—	(270,854)
Markit CMBX North America Index, Series 13 BBB-	Citi	12/16/2072	3.000	Monthly	4.100	USD	20,000,000	(1,409,376)	10,000	—	(1,045,170)	—	(354,206)
Markit CMBX North America Index, Series 13 BBB-	Citi	12/16/2072	3.000	Monthly	4.100	USD	25,000,000	(1,761,720)	12,500	—	(1,264,824)	—	(484,396)
Markit CMBX North America Index, Series 13 BBB-	Goldman Sachs International	12/16/2072	3.000	Monthly	4.100	USD	10,100,000	(711,735)	5,050	—	(548,541)	—	(158,144)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.368	USD	10,000,000	(993,750)	5,000	—	(1,741,958)	753,208	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	4.237	USD	5,000,000	(310,165)	2,500	—	(753,127)	445,462	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.368	USD	26,500,000	(2,633,437)	13,250	—	(5,048,635)	2,428,448	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.368	USD	20,000,000	(1,987,500)	10,000	—	(4,025,615)	2,048,115	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.368	USD	14,000,000	(1,391,250)	7,000	—	(3,203,486)	1,819,236	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.368	USD	12,000,000	(1,192,500)	6,000	—	(2,661,152)	1,474,652	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	23

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.368	USD	8,800,000	(874,500)	4,400	—	(2,075,424)	1,205,324	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.368	USD	10,000,000	(993,750)	5,000	—	(1,953,294)	964,544	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.368	USD	13,000,000	(1,291,875)	6,500	—	(2,084,045)	798,670	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.368	USD	45,000,000	(4,471,875)	22,500	—	(5,243,687)	794,312	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.368	USD	5,000,000	(496,875)	2,500	—	(829,477)	335,102	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.368	USD	25,000,000	(2,484,375)	12,500	—	(2,236,685)	—	(235,190)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.368	USD	25,000,000	(2,484,376)	12,500	—	(2,205,603)	—	(266,273)
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	4.237	USD	20,000,000	(1,240,660)	10,000	—	(3,882,754)	2,652,094	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	4.237	USD	25,000,000	(1,550,826)	12,500	—	(1,300,635)	—	(237,691)
Markit CMBX North America Index, Series 12 BBB-	Morgan Stanley	08/17/2061	3.000	Monthly	4.174	USD	22,000,000	(1,450,626)	11,000	—	(3,218,475)	1,778,849	—
Markit CMBX North America Index, Series 12 BBB-	Morgan Stanley	08/17/2061	3.000	Monthly	4.174	USD	47,000,000	(3,099,062)	—	—	(3,099,894)	832	—
Markit CMBX North America Index, Series 12 BBB-	Morgan Stanley	08/17/2061	3.000	Monthly	4.174	USD	25,000,000	(1,648,437)	12,500	—	(1,448,077)	—	(187,860)
Markit CMBX North America Index, Series 12 BBB-	Morgan Stanley	08/17/2061	3.000	Monthly	4.174	USD	25,000,000	(1,648,437)	12,500	—	(1,393,219)	—	(242,718)
Markit CMBX North America Index, Series 13 BBB-	Morgan Stanley	12/16/2072	3.000	Monthly	4.100	USD	23,000,000	(1,620,782)	9,583	—	(1,346,971)	—	(264,228)
Markit CMBX North America Index, Series 13 BBB-	Morgan Stanley	12/16/2072	3.000	Monthly	4.100	USD	23,500,000	(1,656,017)	11,750	—	(1,211,758)	—	(432,509)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	15.204	USD	2,550,000	(500,437)	1,275	—	(216,972)	—	(282,190)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	15.204	USD	5,000,000	(981,250)	2,500	—	(279,299)	—	(699,451)
Total								(52,810,594)	280,808	—	(69,031,470)	20,843,053	(4,341,369)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At November 30, 2021, the total value of these securities amounted to $3,533,335,659, which represents 81.07% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of November 30, 2021.
(c)	Security represents a pool of loans that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions (i.e. principal and interest, net of fees and expenses) that are tied to the payments made by the borrower on the underlying loans. Due to the structure of the security the cash payments received are not known until the time of payment. The interest rate shown is the stated coupon rate as of November 30, 2021 and is not reflective of the cash flow payments.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2021, the total value of these securities amounted to $393,216,750, which represents 9.02% of total net assets.
(f)	Zero coupon bond.
(g)	Represents a security purchased on a when-issued basis.
(h)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of November 30, 2021.
(i)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(j)	The rate shown is the seven-day current annualized yield at November 30, 2021.
(k)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.078%
	222,330,251	1,173,787,447	(1,100,745,715)	—	295,371,983	—	72,433	295,401,523
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	25

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Fair value measurements  (continued)
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	829,965,606	159,297,537	989,263,143
Commercial Mortgage-Backed Securities - Agency	—	4,930,240	—	4,930,240
Commercial Mortgage-Backed Securities - Non-Agency	—	401,592,489	—	401,592,489
Residential Mortgage-Backed Securities - Agency	—	1,220,944,729	—	1,220,944,729
Residential Mortgage-Backed Securities - Non-Agency	—	1,919,414,797	272,307,103	2,191,721,900
Options Purchased Calls	—	2,415,003	—	2,415,003
Options Purchased Puts	—	12,511,399	—	12,511,399
Money Market Funds	295,371,983	—	—	295,371,983
Total Investments in Securities	295,371,983	4,391,774,263	431,604,640	5,118,750,886
Investments in Derivatives
Asset
Futures Contracts	2,418,624	—	—	2,418,624
Swap Contracts	—	21,119,093	—	21,119,093
Liability
Futures Contracts	(764,454)	—	—	(764,454)
Options Contracts Written	—	(7,907,032)	—	(7,907,032)
Swap Contracts	—	(4,341,369)	—	(4,341,369)
Total	297,026,153	4,400,644,955	431,604,640	5,129,275,748
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 05/31/2021 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 11/30/2021 ($)
Asset-Backed Securities — Non-Agency	168,084,049	(24,780,163)	—	22,432,509	—	(6,438,858)	—	—	159,297,537
Residential Mortgage-Backed Securities — Non-Agency	184,940,567	(36,914)	1,864,259	(35,255)	40,000,000	(37,797,973)	118,372,419	(35,000,000)	272,307,103
Total	353,024,616	(24,817,077)	1,864,259	22,397,254	40,000,000	(44,236,831)	118,372,419	(35,000,000)	431,604,640
(a) Change in unrealized appreciation (depreciation) relating to securities held at November 30, 2021 was $23,355,428, which is comprised of Asset-Backed Securities - Non-Agency of $22,432,509 and Residential Mortgage-Backed Securities - Non-Agency of $922,919.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities and asset backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	27

Statement of Assets and Liabilities
November 30, 2021 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,792,494,404)	$4,808,452,501
Affiliated issuers (cost $295,362,613)	295,371,983
Options purchased (cost $25,548,250)	14,926,402
Cash	871,827
Cash collateral held at broker for:
Swap contracts	15,287,000
TBA	133,000
Other(a)	26,340,000
Margin deposits on:
Futures contracts	14,072,850
Unrealized appreciation on swap contracts	21,119,093
Upfront payments on swap contracts	339,291
Receivable for:
Investments sold	14,495,846
Investments sold on a delayed delivery basis	647,066,771
Capital shares sold	10,076,883
Dividends	17,067
Interest	15,720,083
Variation margin for futures contracts	4,170,373
Prepaid expenses	22,680
Other assets	788
Total assets	5,888,484,438
Liabilities
Option contracts written, at value (premiums received $8,736,085)	7,907,032
Unrealized depreciation on swap contracts	4,341,369
Upfront receipts on swap contracts	69,031,470
Payable for:
Investments purchased	23,364,440
Investments purchased on a delayed delivery basis	1,412,629,532
Capital shares purchased	7,939,807
Variation margin for futures contracts	4,531,031
Management services fees	74,152
Distribution and/or service fees	4,665
Transfer agent fees	329,813
Compensation of board members	70,659
Compensation of chief compliance officer	373
Other expenses	51,925
Total liabilities	1,530,276,268
Net assets applicable to outstanding capital stock	$4,358,208,170
Represented by
Paid in capital	4,340,723,674
Total distributable earnings (loss)	17,484,496
Total - representing net assets applicable to outstanding capital stock	$4,358,208,170
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Statement of Assets and Liabilities  (continued)
November 30, 2021 (Unaudited)
Class A
Net assets	$337,738,116
Shares outstanding	31,962,742
Net asset value per share	$10.57
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.90
Advisor Class
Net assets	$408,608,883
Shares outstanding	38,715,593
Net asset value per share	$10.55
Class C
Net assets	$85,738,828
Shares outstanding	8,118,031
Net asset value per share	$10.56
Institutional Class
Net assets	$2,411,680,592
Shares outstanding	228,364,582
Net asset value per share	$10.56
Institutional 2 Class
Net assets	$635,285,024
Shares outstanding	60,181,283
Net asset value per share	$10.56
Institutional 3 Class
Net assets	$479,156,727
Shares outstanding	45,362,412
Net asset value per share	$10.56

(a)	Includes collateral related to options purchased, options contracts written and swap contracts.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	29

Statement of Operations
Six Months Ended November 30, 2021 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$5,031,975
Dividends — affiliated issuers	72,433
Interest	96,208,692
Interfund lending	46
Total income	101,313,146
Expenses:
Management services fees	13,364,059
Distribution and/or service fees
Class A	375,193
Class C	410,197
Transfer agent fees
Class A	140,167
Advisor Class	198,251
Class C	38,201
Institutional Class	1,080,073
Institutional 2 Class	190,033
Institutional 3 Class	12,310
Compensation of board members	33,919
Custodian fees	24,502
Printing and postage fees	106,726
Registration fees	221,078
Audit fees	25,396
Legal fees	25,005
Interest on collateral	28,265
Compensation of chief compliance officer	373
Other	17,159
Total expenses	16,290,907
Expense reduction	(20)
Total net expenses	16,290,887
Net investment income	85,022,259
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	10,069,817
Futures contracts	(75,173,817)
Options purchased	20,743,750
Options contracts written	4,626,650
Swap contracts	(6,798,674)
Net realized loss	(46,532,274)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(34,185,254)
Futures contracts	2,532,392
Options purchased	(52,781,402)
Options contracts written	1,520,220
Swap contracts	1,219,808
Net change in unrealized appreciation (depreciation)	(81,694,236)
Net realized and unrealized loss	(128,226,510)
Net decrease in net assets resulting from operations	$(43,204,251)
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Statement of Changes in Net Assets
	Six Months Ended November 30, 2021 (Unaudited)	Year Ended May 31, 2021
Operations
Net investment income	$85,022,259	$107,518,017
Net realized gain (loss)	(46,532,274)	50,263,073
Net change in unrealized appreciation (depreciation)	(81,694,236)	248,215,591
Net increase (decrease) in net assets resulting from operations	(43,204,251)	405,996,681
Distributions to shareholders
Net investment income and net realized gains
Class A	(5,245,965)	(7,571,546)
Advisor Class	(7,658,083)	(13,189,471)
Class C	(1,099,288)	(2,478,953)
Institutional Class	(42,599,334)	(63,411,891)
Institutional 2 Class	(12,299,998)	(22,697,693)
Institutional 3 Class	(8,971,098)	(21,932,800)
Total distributions to shareholders	(77,873,766)	(131,282,354)
Increase in net assets from capital stock activity	498,063,685	2,255,218,897
Total increase in net assets	376,985,668	2,529,933,224
Net assets at beginning of period	3,981,222,502	1,451,289,278
Net assets at end of period	$4,358,208,170	$3,981,222,502
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	31

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2021 (Unaudited)		May 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	18,493,639	199,343,160	15,195,476	160,736,787
Distributions reinvested	490,636	5,242,127	729,495	7,568,938
Redemptions	(4,608,947)	(49,408,060)	(8,258,662)	(87,508,287)
Net increase	14,375,328	155,177,227	7,666,309	80,797,438
Advisor Class
Subscriptions	10,562,293	113,399,755	30,656,403	325,371,899
Distributions reinvested	716,298	7,650,788	1,267,105	13,189,471
Redemptions	(11,685,537)	(125,238,235)	(8,471,914)	(87,435,830)
Net increase (decrease)	(406,946)	(4,187,692)	23,451,594	251,125,540
Class C
Subscriptions	1,917,117	20,589,404	3,022,756	32,245,438
Distributions reinvested	101,903	1,088,661	238,354	2,466,682
Redemptions	(519,008)	(5,553,935)	(971,766)	(10,053,331)
Net increase	1,500,012	16,124,130	2,289,344	24,658,789
Institutional Class
Subscriptions	71,307,608	765,671,332	135,688,924	1,443,219,131
Distributions reinvested	3,960,865	42,305,300	6,074,719	63,149,523
Redemptions	(31,478,066)	(336,510,358)	(37,662,698)	(388,954,563)
Net increase	43,790,407	471,466,274	104,100,945	1,117,414,091
Institutional 2 Class
Subscriptions	11,934,237	128,024,540	60,126,587	639,644,471
Distributions reinvested	1,150,320	12,291,041	2,168,433	22,588,185
Redemptions	(26,058,688)	(280,128,768)	(10,901,913)	(114,357,757)
Net increase (decrease)	(12,974,131)	(139,813,187)	51,393,107	547,874,899
Institutional 3 Class
Subscriptions	8,897,407	95,477,831	30,740,014	321,099,734
Distributions reinvested	836,105	8,934,278	2,112,099	21,932,649
Redemptions	(9,792,478)	(105,115,176)	(10,512,792)	(109,684,243)
Net increase (decrease)	(58,966)	(703,067)	22,339,321	233,348,140
Total net increase	46,225,704	498,063,685	211,240,620	2,255,218,897
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

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Columbia Mortgage Opportunities Fund | Semiannual Report 2021	33

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2021 (Unaudited)	$10.87	0.21	(0.33)	(0.12)	(0.18)	—	(0.18)
Year Ended 5/31/2021	$9.35	0.47	1.66	2.13	(0.43)	(0.18)	(0.61)
Year Ended 5/31/2020	$10.19	0.40	(0.85)	(0.45)	(0.31)	(0.08)	(0.39)
Year Ended 5/31/2019	$9.93	0.44	0.25	0.69	(0.40)	(0.03)	(0.43)
Year Ended 5/31/2018	$10.12	0.49	0.04	0.53	(0.38)	(0.34)	(0.72)
Year Ended 5/31/2017	$9.69	0.38	0.52	0.90	(0.34)	(0.13)	(0.47)
Advisor Class
Six Months Ended 11/30/2021 (Unaudited)	$10.86	0.22	(0.33)	(0.11)	(0.20)	—	(0.20)
Year Ended 5/31/2021	$9.35	0.50	1.65	2.15	(0.46)	(0.18)	(0.64)
Year Ended 5/31/2020	$10.18	0.42	(0.83)	(0.41)	(0.34)	(0.08)	(0.42)
Year Ended 5/31/2019	$9.92	0.47	0.24	0.71	(0.42)	(0.03)	(0.45)
Year Ended 5/31/2018	$10.11	0.54	0.01	0.55	(0.40)	(0.34)	(0.74)
Year Ended 5/31/2017	$9.69	0.45	0.46	0.91	(0.36)	(0.13)	(0.49)
Class C
Six Months Ended 11/30/2021 (Unaudited)	$10.87	0.16	(0.33)	(0.17)	(0.14)	—	(0.14)
Year Ended 5/31/2021	$9.35	0.40	1.65	2.05	(0.35)	(0.18)	(0.53)
Year Ended 5/31/2020	$10.19	0.32	(0.84)	(0.52)	(0.24)	(0.08)	(0.32)
Year Ended 5/31/2019	$9.93	0.37	0.24	0.61	(0.32)	(0.03)	(0.35)
Year Ended 5/31/2018	$10.12	0.44	0.01	0.45	(0.30)	(0.34)	(0.64)
Year Ended 5/31/2017	$9.69	0.34	0.48	0.82	(0.26)	(0.13)	(0.39)
Institutional Class
Six Months Ended 11/30/2021 (Unaudited)	$10.86	0.22	(0.32)	(0.10)	(0.20)	—	(0.20)
Year Ended 5/31/2021	$9.35	0.50	1.65	2.15	(0.46)	(0.18)	(0.64)
Year Ended 5/31/2020	$10.19	0.42	(0.84)	(0.42)	(0.34)	(0.08)	(0.42)
Year Ended 5/31/2019	$9.93	0.47	0.24	0.71	(0.42)	(0.03)	(0.45)
Year Ended 5/31/2018	$10.12	0.53	0.02	0.55	(0.40)	(0.34)	(0.74)
Year Ended 5/31/2017	$9.69	0.48	0.44	0.92	(0.36)	(0.13)	(0.49)
Institutional 2 Class
Six Months Ended 11/30/2021 (Unaudited)	$10.86	0.22	(0.32)	(0.10)	(0.20)	—	(0.20)
Year Ended 5/31/2021	$9.35	0.50	1.65	2.15	(0.46)	(0.18)	(0.64)
Year Ended 5/31/2020	$10.18	0.42	(0.83)	(0.41)	(0.34)	(0.08)	(0.42)
Year Ended 5/31/2019	$9.92	0.47	0.25	0.72	(0.43)	(0.03)	(0.46)
Year Ended 5/31/2018	$10.11	0.52	0.03	0.55	(0.40)	(0.34)	(0.74)
Year Ended 5/31/2017	$9.69	0.45	0.47	0.92	(0.37)	(0.13)	(0.50)
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2021 (Unaudited)	$10.57	(1.08%)	0.99%(c),(d)	0.99%(c),(d),(e)	3.78%(c)	161%	$337,738
Year Ended 5/31/2021	$10.87	23.28%	1.01%(d)	1.00%(d),(e)	4.56%	496%	$191,161
Year Ended 5/31/2020	$9.35	(4.54%)	1.04%(d),(f)	1.01%(d),(f)	3.97%	819%	$92,796
Year Ended 5/31/2019	$10.19	7.12%	1.08%(d)	1.01%(d)	4.41%	528%	$123,926
Year Ended 5/31/2018	$9.93	5.53%	1.12%	1.00%	5.12%	716%	$70,299
Year Ended 5/31/2017	$10.12	9.50%	1.10%	1.00%	3.80%	739%	$4,964
Advisor Class
Six Months Ended 11/30/2021 (Unaudited)	$10.55	(1.04%)	0.74%(c),(d)	0.74%(c),(d),(e)	3.96%(c)	161%	$408,609
Year Ended 5/31/2021	$10.86	23.48%	0.76%(d)	0.75%(d),(e)	4.79%	496%	$424,803
Year Ended 5/31/2020	$9.35	(4.20%)	0.78%(d),(f)	0.76%(d),(f)	4.20%	819%	$146,447
Year Ended 5/31/2019	$10.18	7.39%	0.84%(d)	0.76%(d)	4.69%	528%	$196,808
Year Ended 5/31/2018	$9.92	5.79%	0.86%	0.75%	5.52%	716%	$29,201
Year Ended 5/31/2017	$10.11	9.67%	0.85%	0.75%	4.55%	739%	$6,157
Class C
Six Months Ended 11/30/2021 (Unaudited)	$10.56	(1.54%)	1.74%(c),(d)	1.74%(c),(d),(e)	2.98%(c)	161%	$85,739
Year Ended 5/31/2021	$10.87	22.37%	1.76%(d)	1.75%(d),(e)	3.82%	496%	$71,915
Year Ended 5/31/2020	$9.35	(5.26%)	1.79%(d),(f)	1.76%(d),(f)	3.26%	819%	$40,482
Year Ended 5/31/2019	$10.19	6.32%	1.84%(d)	1.76%(d)	3.69%	528%	$32,543
Year Ended 5/31/2018	$9.93	4.74%	1.85%	1.75%	4.44%	716%	$5,842
Year Ended 5/31/2017	$10.12	8.69%	1.85%	1.75%	3.43%	739%	$1,975
Institutional Class
Six Months Ended 11/30/2021 (Unaudited)	$10.56	(0.95%)	0.74%(c),(d)	0.74%(c),(d),(e)	3.98%(c)	161%	$2,411,681
Year Ended 5/31/2021	$10.86	23.48%	0.76%(d)	0.75%(d),(e)	4.80%	496%	$2,005,278
Year Ended 5/31/2020	$9.35	(4.29%)	0.78%(d),(f)	0.76%(d),(f)	4.23%	819%	$752,376
Year Ended 5/31/2019	$10.19	7.38%	0.84%(d)	0.76%(d)	4.71%	528%	$694,646
Year Ended 5/31/2018	$9.93	5.80%	0.85%	0.75%	5.44%	716%	$64,054
Year Ended 5/31/2017	$10.12	9.78%	0.86%	0.75%	4.92%	739%	$17,188
Institutional 2 Class
Six Months Ended 11/30/2021 (Unaudited)	$10.56	(0.93%)	0.70%(c),(d)	0.70%(c),(d)	4.00%(c)	161%	$635,285
Year Ended 5/31/2021	$10.86	23.53%	0.72%(d)	0.71%(d)	4.82%	496%	$794,473
Year Ended 5/31/2020	$9.35	(4.15%)	0.74%(d),(f)	0.71%(d),(f)	4.26%	819%	$203,390
Year Ended 5/31/2019	$10.18	7.45%	0.77%(d)	0.70%(d)	4.70%	528%	$150,092
Year Ended 5/31/2018	$9.92	5.84%	0.83%	0.71%	5.44%	716%	$47,960
Year Ended 5/31/2017	$10.11	9.76%	0.80%	0.69%	4.55%	739%	$49
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	35

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2021 (Unaudited)	$10.87	0.22	(0.33)	(0.11)	(0.20)	—	(0.20)
Year Ended 5/31/2021	$9.35	0.51	1.66	2.17	(0.47)	(0.18)	(0.65)
Year Ended 5/31/2020	$10.19	0.43	(0.84)	(0.41)	(0.35)	(0.08)	(0.43)
Year Ended 5/31/2019	$9.93	0.47	0.25	0.72	(0.43)	(0.03)	(0.46)
Year Ended 5/31/2018	$10.12	0.55	0.01	0.56	(0.41)	(0.34)	(0.75)
Year Ended 5/31/2017(g)	$9.87	0.16	0.18	0.34	(0.09)	—	(0.09)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	11/30/2021	5/31/2021	5/31/2020	5/31/2019
Class A	less than 0.01%	less than 0.01%	0.01%	0.01%
Advisor Class	less than 0.01%	less than 0.01%	0.01%	0.01%
Class C	less than 0.01%	less than 0.01%	0.01%	0.01%
Institutional Class	less than 0.01%	less than 0.01%	0.01%	0.01%
Institutional 2 Class	less than 0.01%	less than 0.01%	0.01%	0.01%
Institutional 3 Class	less than 0.01%	less than 0.01%	0.01%	0.01%

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Ratios include interfund lending expense which is less than 0.01%.
(g)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2021 (Unaudited)	$10.56	(1.00%)	0.65%(c),(d)	0.65%(c),(d)	4.05%(c)	161%	$479,157
Year Ended 5/31/2021	$10.87	23.71%	0.67%(d)	0.66%(d)	4.92%	496%	$493,593
Year Ended 5/31/2020	$9.35	(4.20%)	0.69%(d),(f)	0.66%(d),(f)	4.36%	819%	$215,799
Year Ended 5/31/2019	$10.19	7.49%	0.72%(d)	0.65%(d)	4.71%	528%	$205,730
Year Ended 5/31/2018	$9.93	5.90%	0.75%	0.65%	5.55%	716%	$189,672
Year Ended 5/31/2017(g)	$10.12	3.50%	0.76%(c)	0.65%(c)	6.57%(c)	739%	$260,713
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	37

Notes to Financial Statements
November 30, 2021 (Unaudited)
Note 1. Organization
Columbia Mortgage Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
38	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	39

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
40	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	41

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the  Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
42	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings.  These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	21,119,093*
Credit risk	Upfront payments on swap contracts	339,291
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,418,624*
Interest rate risk	Investments, at value — Options purchased	14,926,402
Total		38,803,410

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	4,341,369*
Credit risk	Upfront receipts on swap contracts	69,031,470
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	764,454*
Interest rate risk	Options contracts written, at value	7,907,032
Total		82,044,325

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	43

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	8,920,388	8,920,388
Interest rate risk	(75,173,817)	4,626,650	20,743,750	(15,719,062)	(65,522,479)
Total	(75,173,817)	4,626,650	20,743,750	(6,798,674)	(56,602,091)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(2,066,090)	(2,066,090)
Interest rate risk	2,532,392	1,520,220	(52,781,402)	3,285,898	(45,442,892)
Total	2,532,392	1,520,220	(52,781,402)	1,219,808	(47,508,982)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	1,237,243,922
Futures contracts — short	557,849,907
Credit default swap contracts — buy protection	10,000,000
Credit default swap contracts — sell protection	513,150,000

Derivative instrument	Average value ($)*
Options contracts — purchased	22,788,642
Options contracts — written	(17,127,566)

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Interest rate swap contracts	36,397	(3,569,081)

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2021.
**	Based on the ending daily outstanding amounts for the six months ended November 30, 2021.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
44	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	45

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of November 30, 2021:
	Citi ($)(a)	Citi ($)(a)	Goldman Sachs International ($)	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Options purchased calls	1,765,258	-	-	-	649,745	2,415,003
Options purchased puts	8,087,389	-	-	-	4,424,010	12,511,399
OTC credit default swap contracts (b)	-	3,959,536	-	1,198,670	16,300,178	21,458,384
Total assets	9,852,647	3,959,536	-	1,198,670	21,373,933	36,384,786
Liabilities
Options contracts written	7,316,857	-	-	-	590,175	7,907,032
OTC credit default swap contracts (b)	-	18,357,801	706,685	2,495,085	51,813,267	73,372,838
Total liabilities	7,316,857	18,357,801	706,685	2,495,085	52,403,442	81,279,870
Total financial and derivative net assets	2,535,790	(14,398,265)	(706,685)	(1,296,415)	(31,029,509)	(44,895,084)
Total collateral received (pledged) (c)	2,535,790	(13,627,000)	(520,000)	(1,140,000)	(26,340,000)	(39,091,210)
Net amount (d)	-	(771,265)	(186,685)	(156,415)	(4,689,509)	(5,803,874)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
46	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.650% to 0.535% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2021 was 0.622% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	47

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2021, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2021, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $445,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
48	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	219,998
Class C	—	1.00(b)	4,790

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through September 30, 2022
Class A	1.00%
Advisor Class	0.75
Class C	1.75
Institutional Class	0.75
Institutional 2 Class	0.71
Institutional 3 Class	0.66
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2021, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
5,035,977,000	123,600,000	(98,993,000)	24,607,000
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	49

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $8,173,782,320 and $8,009,212,954, respectively, for the six months ended November 30, 2021, of which $6,848,264,961 and $7,013,847,695, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	480,000	0.69	5
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each
50	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the six months ended November 30, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Markets are slowly developing in response to
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	51

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. Alternatives to LIBOR have been established or are in development in most major currencies, including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority,
52	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
November 30, 2021 (Unaudited)
enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At November 30, 2021, three unaffiliated shareholders of record owned 39.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 17.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	53

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Mortgage Opportunities Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
54	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Approval of Management Agreement  (continued)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	55

Approval of Management Agreement  (continued)

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
56	Columbia Mortgage Opportunities Fund | Semiannual Report 2021

Approval of Management Agreement  (continued)

On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2021	57

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Columbia Mortgage Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR251_05_M01_(01/22)

SemiAnnual Report
November 30, 2021
Columbia Commodity Strategy Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Commodity Strategy Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Commodity Strategy Fund  |  Semiannual Report 2021

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with total return.
Portfolio management
Marc Khalamayzer, CFA
Commodity Strategies Co-Portfolio Manager
Managed Fund since 2019
Matthew Ferrelli, CFA
Commodity Strategies Co-Portfolio Manager
Managed Fund since 2019
Ronald Stahl, CFA
Cash/Liquidity Strategies Co-Portfolio Manager
Managed Fund since May 2021
Gregory Liechty
Cash/Liquidity Strategies Co-Portfolio Manager
Managed Fund since May 2021
John D. Dempsey, CFA
Cash/Liquidity Strategies Co-Portfolio Manager
Managed Fund since May 2021
Average annual total returns (%) (for the period ended November 30, 2021)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A*	Excluding sales charges	06/18/12	4.98	33.65	3.44	-3.42
	Including sales charges		-1.05	25.98	2.23	-3.99
Advisor Class*		03/19/13	5.09	33.95	3.71	-3.21
Class C*	Excluding sales charges	06/18/12	4.61	32.72	2.71	-4.14
	Including sales charges		3.61	31.72	2.71	-4.14
Institutional Class*		06/18/12	5.08	34.00	3.72	-3.20
Institutional 2 Class*		01/08/14	5.15	34.17	3.79	-3.17
Institutional 3 Class*		10/01/14	5.26	34.31	3.95	-3.11
Class R*		06/18/12	4.82	33.33	3.23	-3.65
Bloomberg Commodity Index Total Return			3.23	28.89	3.31	-3.56
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s Class T shares for the period from July 28, 2011 through June 17, 2012, and of the Fund’s Class A shares for the period from June 18, 2012 through the inception date of such class (in each case, without applicable sales charges and adjusted to reflect the higher class-related operating expenses of such share class, where applicable). Class T shares were offered prior to the Fund’s Class A shares but have since been merged into the Fund’s Class A shares. Share classes with expenses that are higher than Class T and/or Class A shares will have performance that is lower than Class T and/or Class A shares (without sales charges). Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Commodity Index Total Return is a total return index based on the Bloomberg Commodity Index, which is a broadly diversified index composed of futures contracts on physical commodities that allows investors to track commodity futures through a single, simple measure.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Commodity Strategy Fund | Semiannual Report 2021	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2021)
Asset-Backed Securities — Non-Agency	21.2
Commercial Mortgage-Backed Securities - Non-Agency	0.9
Corporate Bonds & Notes	32.8
Foreign Government Obligations	0.6
Money Market Funds	37.4
Residential Mortgage-Backed Securities - Non-Agency	6.2
Treasury Bills	0.6
U.S. Government & Agency Obligations	0.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Commodities market exposure (%) (at November 30, 2021)
Commodities contracts(a)	Long	Short	Net
Energy	39.0	—	39.0
Agriculture	28.2	—	28.2
Precious Metals	13.4	—	13.2
Industrial Metals	12.9	—	12.9
Livestock	6.5	—	6.5
Total notional market value of commodities contracts	100.0	—	100.0
(a) Reflects notional market value of commodities contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities contract are shown in the Consolidated Portfolio of Investments. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 of the Notes to Consolidated Financial Statements.

4	Columbia Commodity Strategy Fund | Semiannual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2021 — November 30, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,049.80	1,019.62	6.01	5.92	1.15
Advisor Class	1,000.00	1,000.00	1,050.90	1,020.89	4.70	4.63	0.90
Class C	1,000.00	1,000.00	1,046.10	1,015.75	9.96	9.81	1.91
Institutional Class	1,000.00	1,000.00	1,050.80	1,020.89	4.70	4.63	0.90
Institutional 2 Class	1,000.00	1,000.00	1,051.50	1,021.61	3.97	3.91	0.76
Institutional 3 Class	1,000.00	1,000.00	1,052.60	1,021.91	3.66	3.61	0.70
Class R	1,000.00	1,000.00	1,048.20	1,018.40	7.25	7.15	1.39
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Commodity Strategy Fund | Semiannual Report 2021	5

Consolidated Portfolio of Investments
November 30, 2021 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 8.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACC Trust(a)
Series 2021-1 Class A
11/20/2023	0.740%	194,645	194,594
Affirm Asset Securitization Trust(a)
Subordinated Series 2021-A Class B
08/15/2025	1.060%	1,750,000	1,747,359
American Credit Acceptance Receivables Trust(a)
Subordinated Series 2020-3 Class B
08/13/2024	1.150%	1,125,000	1,126,392
DLL LLC(a)
Series 2019-MT3 Class A4
09/21/2026	2.150%	2,100,000	2,124,844
DT Auto Owner Trust(a)
Series 2019-3A Class D
04/15/2025	2.960%	1,610,000	1,654,481
Exeter Automobile Receivables Trust
Subordinated Series 2021-1A Class C
01/15/2026	0.740%	725,000	724,251
FHF Trust(a)
Series 2021-1A Class A
03/15/2027	1.270%	893,927	889,769
Series 2021-2A Class A
12/15/2026	0.830%	1,097,677	1,092,097
Flagship Credit Auto Trust(a)
Series 2021-3 Class A
07/15/2027	0.360%	3,417,067	3,396,151
FREED ABS Trust(a)
Series 2021-3FP Class A
11/20/2028	0.620%	387,377	387,191
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2019-4A Class B
09/16/2024	2.780%	2,800,000	2,831,672
JPMorgan Chase Bank NA(a)
Subordinated Series 2021-2 Class C
12/26/2028	0.969%	4,073,337	4,070,397
Lendbuzz Securitization Trust(a)
Series 2021-1A Class A
06/15/2026	1.460%	472,766	472,070
Lendingpoint Asset Securitization Trust(a)
Series 2021-A Class A
12/15/2028	1.000%	2,286,944	2,283,314
Series 2021-B Class A
02/15/2029	1.110%	1,865,857	1,864,298
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	420,330	418,773
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Octane Receivables Trust(a)
Series 2021-2A Class A
09/20/2028	1.210%	850,000	847,117
Oscar US Funding XIII LLC(a)
Series 2021-2A Class A2
08/12/2024	0.390%	2,000,000	1,995,427
Pagaya AI Debt Selection Trust(a)
Series 2021-1 Class A
11/15/2027	1.180%	2,661,506	2,660,309
Series 2021-3 Class A
05/15/2029	1.150%	1,962,897	1,955,361
Pagaya AI Debt Selection Trust(a),(b),(c)
Series 2021-5 Class A
08/15/2029	1.530%	475,000	475,000
Theorem Funding Trust(a)
Series 2021-1A Class A
12/15/2027	1.210%	799,357	797,917
Upstart Pass-Through Trust(a)
Series 2021-ST6 Class A
08/20/2027	1.850%	412,448	409,878
Upstart Securitization Trust(a)
Series 2020-3 Class A
11/20/2030	1.702%	477,007	478,595
Series 2021-3 Class A
07/20/2031	0.830%	2,276,468	2,273,714
Total Asset-Backed Securities — Non-Agency (Cost $37,292,116)			37,170,971

Commercial Mortgage-Backed Securities - Non-Agency 0.3%

Citigroup Commercial Mortgage Trust
Series 2013-GC11 Class AAB
04/10/2046	2.690%	433,893	438,388
WFRBS Commercial Mortgage Trust
Series 2013-C14 Class A5
06/15/2046	3.337%	1,025,000	1,056,524
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $1,500,172)			1,494,912

Corporate Bonds & Notes 13.3%

Aerospace & Defense 0.3%
L3Harris Technologies, Inc.
06/15/2023	3.850%	550,000	573,589
Raytheon Technologies Corp.
03/15/2024	3.200%	550,000	573,827
Total			1,147,416
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
6	Columbia Commodity Strategy Fund | Semiannual Report 2021

Consolidated Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 0.2%
Toyota Motor Credit Corp.
06/14/2024	0.500%	700,000	687,827
Banking 4.6%
American Express Co.(d)
3-month USD LIBOR + 0.750% 08/03/2023	0.891%	800,000	806,434
Australia & New Zealand Banking Group Ltd.(a),(d)
3-month USD LIBOR + 0.580% 11/09/2022	0.723%	550,000	552,495
Bank of America Corp.(d)
3-month USD LIBOR + 0.430% 05/28/2024	0.529%	1,000,000	1,000,975
Bank of Montreal(d)
SOFR + 0.265% 09/15/2023	0.315%	650,000	649,506
Bank of New York Mellon Corp. (The)(d)
3-month USD LIBOR + 1.050% 10/30/2023	1.179%	850,000	856,645
Bank of Nova Scotia (The)(d)
SOFR + 0.380% 07/31/2024	0.430%	650,000	649,662
Canadian Imperial Bank of Commerce(d)
3-month USD LIBOR + 0.660% 09/13/2023	0.774%	1,300,000	1,309,835
Citigroup, Inc.(d)
3-month USD LIBOR + 1.100% 05/17/2024	1.258%	1,000,000	1,011,039
Commonwealth Bank of Australia(a),(d)
3-month USD LIBOR + 0.820% 06/04/2024	0.936%	512,000	519,656
Cooperatieve Rabobank UA(d)
3-month USD LIBOR + 0.480% 01/10/2023	0.604%	600,000	602,513
Discover Bank
02/06/2023	3.350%	500,000	513,646
DNB Bank ASA(a)
12/02/2022	2.150%	500,000	508,396
Goldman Sachs Group, Inc. (The)(d)
3-month USD LIBOR + 1.600% 11/29/2023	1.776%	1,000,000	1,023,896
HSBC Holdings PLC(e)
08/17/2024	0.732%	600,000	595,633
JPMorgan Chase & Co.(e)
04/01/2023	3.207%	1,000,000	1,008,676
Lloyds Bank PLC
08/14/2022	2.250%	500,000	505,858
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley(d)
3-month USD LIBOR + 1.220% 05/08/2024	1.364%	1,075,000	1,088,823
National Australia Bank Ltd.(a),(d)
3-month USD LIBOR + 0.410% 12/13/2022	0.524%	500,000	501,532
PNC Bank NA(d)
3-month USD LIBOR + 0.500% 07/27/2022	0.635%	650,000	651,585
Royal Bank of Canada(d)
3-month USD LIBOR + 0.360% 01/17/2023	0.482%	650,000	651,772
Skandinaviska Enskilda Banken AB(a),(d)
3-month USD LIBOR + 0.320% 09/01/2023	0.491%	256,000	256,593
Svenska Handelsbanken AB(a)
06/30/2023	0.625%	550,000	549,648
Toronto-Dominion Bank (The)(d)
SOFR + 0.450% 09/28/2023	0.500%	650,000	652,196
Truist Bank(d)
SOFR + 0.200% 01/17/2024	0.250%	550,000	549,459
UBS AG(a)
02/09/2024	0.450%	650,000	640,909
US Bank NA(d)
3-month USD LIBOR + 0.170% 06/02/2023	0.265%	750,000	749,884
Wells Fargo & Co.(d)
3-month USD LIBOR + 1.230% 10/31/2023	1.359%	1,000,000	1,009,476
Westpac Banking Corp.(d)
3-month USD LIBOR + 0.770% 02/26/2024	0.950%	550,000	556,932
Total			19,973,674
Cable and Satellite 0.3%
Charter Communications Operating LLC/Capital(d)
3-month USD LIBOR + 1.650% 02/01/2024	1.782%	550,000	562,316
Comcast Corp.(d)
3-month USD LIBOR + 0.630% 04/15/2024	0.754%	550,000	555,684
Total			1,118,000
Chemicals 0.1%
DuPont de Nemours, Inc.(d)
3-month USD LIBOR + 1.110% 11/15/2023	1.266%	550,000	557,841

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2021	7

Consolidated Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 0.3%
Caterpillar Financial Services Corp.
03/01/2023	0.250%	600,000	597,486
John Deere Capital Corp.(d)
3-month USD LIBOR + 0.550% 06/07/2023	0.666%	600,000	604,162
Total			1,201,648
Diversified Manufacturing 0.5%
General Electric Co.
10/09/2022	2.700%	650,000	661,700
Honeywell International, Inc.(d)
3-month USD LIBOR + 0.370% 08/08/2022	0.514%	1,040,000	1,041,390
Siemens Financieringsmaatschappij NV(a)
03/11/2023	0.400%	600,000	598,545
Total			2,301,635
Electric 1.1%
American Electric Power Co., Inc.
12/15/2022	2.950%	475,000	483,076
CenterPoint Energy, Inc.
09/01/2022	2.500%	500,000	506,255
Consumers Energy Co.
08/15/2023	3.375%	500,000	518,720
DTE Energy Co.
11/01/2022	2.250%	550,000	557,845
Duke Energy Progress LLC(d)
3-month USD LIBOR + 0.180% 02/18/2022	0.340%	500,000	500,000
Eversource Energy(d)
SOFR + 0.250% 08/15/2023	0.300%	500,000	498,408
Mississippi Power Co.(d)
SOFR + 0.300% 06/28/2024	0.350%	450,000	446,466
NextEra Energy Capital Holdings, Inc.(d)
SOFR + 0.400% 11/03/2023	0.450%	600,000	598,833
PPL Electric Utilities Corp.(d)
SOFR + 0.330% 06/24/2024	0.380%	600,000	599,680
Public Service Enterprise Group, Inc.
11/08/2023	0.841%	111,000	110,576
Total			4,819,859
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 0.4%
Campbell Soup Co.
03/15/2023	3.650%	550,000	568,642
ConAgra Foods, Inc.
01/25/2023	3.200%	550,000	561,228
PepsiCo, Inc.(d)
3-month USD LIBOR + 0.365% 05/02/2022	0.497%	204,000	204,221
Tyson Foods, Inc.
09/28/2023	3.900%	550,000	577,711
Total			1,911,802
Health Care 0.4%
Becton Dickinson and Co.
06/06/2024	3.363%	550,000	576,830
Cigna Corp.(d)
3-month USD LIBOR + 0.890% 07/15/2023	1.014%	550,000	555,936
Thermo Fisher Scientific, Inc.(d)
SOFR + 0.350% 04/18/2023	0.399%	500,000	499,958
Total			1,632,724
Healthcare Insurance 0.1%
Anthem, Inc.
12/01/2022	2.950%	500,000	511,004
Independent Energy 0.1%
Pioneer Natural Resources Co.
05/15/2023	0.550%	500,000	497,710
Integrated Energy 0.4%
BP Capital Markets PLC
11/06/2022	2.500%	500,000	509,162
Chevron USA, Inc.(d)
3-month USD LIBOR + 0.200% 08/11/2023	0.350%	550,000	549,966
Shell International Finance BV(d)
3-month USD LIBOR + 0.400% 11/13/2023	0.556%	500,000	502,375
Total			1,561,503
Life Insurance 0.5%
Metropolitan Life Global Funding I(a)
09/27/2024	0.700%	550,000	542,941
New York Life Global Funding(a),(d)
SOFR + 0.220% 02/02/2023	0.270%	550,000	549,918

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Commodity Strategy Fund | Semiannual Report 2021

Consolidated Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pricoa Global Funding I(a)
09/21/2022	2.450%	600,000	609,630
Principal Life Global Funding II(a)
01/08/2024	0.500%	600,000	593,966
Total			2,296,455
Media and Entertainment 0.3%
Discovery Communications LLC
03/20/2023	2.950%	550,000	564,162
Walt Disney Co. (The)(d)
3-month USD LIBOR + 0.390% 09/01/2022	0.561%	600,000	601,234
Total			1,165,396
Midstream 0.6%
Enbridge, Inc.
10/04/2023	0.550%	400,000	397,588
Energy Transfer Partners LP
02/01/2023	3.600%	400,000	409,302
Enterprise Products Operating LLC
02/15/2024	3.900%	400,000	421,806
Kinder Morgan, Inc.
01/15/2023	3.150%	400,000	409,394
Plains All American Pipeline LP/Finance Corp.
01/31/2023	2.850%	252,000	256,153
Southern Natural Gas Co. LLC(a)
04/28/2023	0.625%	400,000	398,925
Williams Companies, Inc. (The)
08/15/2022	3.350%	400,000	404,808
Total			2,697,976
Pharmaceuticals 0.7%
AbbVie, Inc.(d)
3-month USD LIBOR + 0.650% 11/21/2022	0.810%	700,000	702,931
Amgen, Inc.
08/19/2023	2.250%	550,000	562,299
AstraZeneca PLC
05/26/2023	0.300%	550,000	547,537
Bristol-Myers Squibb Co.
11/13/2023	0.537%	650,000	647,594
Roche Holdings, Inc.(a)
01/28/2022	1.750%	550,000	550,602
Total			3,010,963
Property & Casualty 0.4%
American International Group, Inc.
02/15/2024	4.125%	550,000	586,098
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chubb INA Holdings, Inc.
03/13/2023	2.700%	600,000	615,534
Loews Corp.
05/15/2023	2.625%	550,000	562,453
Total			1,764,085
Railroads 0.4%
CSX Corp.
08/01/2024	3.400%	516,000	545,556
Union Pacific Corp.
01/15/2023	2.950%	1,068,000	1,088,714
Total			1,634,270
Refining 0.1%
Phillips 66(d)
3-month USD LIBOR + 0.620% 02/15/2024	0.776%	400,000	399,203
Technology 0.9%
Broadcom Corp./Cayman Finance Ltd.
01/15/2024	3.625%	500,000	524,132
Fidelity National Information Services, Inc.
03/01/2023	0.375%	550,000	547,416
International Business Machines Corp.
05/13/2022	2.850%	550,000	556,116
Microchip Technology, Inc.(a)
02/15/2024	0.972%	500,000	495,441
Oracle Corp.
09/15/2023	2.400%	535,000	547,302
QUALCOMM, Inc.(d)
3-month USD LIBOR + 0.730% 01/30/2023	0.859%	675,000	679,829
RELX Capital, Inc.
03/16/2023	3.500%	500,000	516,102
Total			3,866,338
Transportation Services 0.2%
ERAC U.S.A. Finance LLC(a)
11/01/2023	2.700%	500,000	514,792
United Parcel Service, Inc.(d)
3-month USD LIBOR + 0.380% 05/16/2022	0.535%	300,000	300,251
Total			815,043
Wireless 0.1%
American Tower Corp.
01/31/2023	3.500%	550,000	566,141

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2021	9

Consolidated Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 0.3%
AT&T, Inc.(d)
3-month USD LIBOR + 1.180% 06/12/2024	1.294%	700,000	713,396
Verizon Communications, Inc.(d)
3-month USD LIBOR + 1.000% 03/16/2022	1.118%	800,000	802,088
Total			1,515,484
Total Corporate Bonds & Notes (Cost $57,849,725)			57,653,997

Foreign Government Obligations(f) 0.3%

Canada 0.3%
Province of Ontario
06/29/2022	2.450%	550,000	556,922
Province of Quebec
01/31/2022	2.375%	550,000	551,929
Total			1,108,851
Total Foreign Government Obligations (Cost $1,109,331)			1,108,851

Residential Mortgage-Backed Securities - Non-Agency 2.5%

Bellemeade Re Ltd.(a),(d)
CMO Series 2020-3A Class M1B
1-month USD LIBOR + 2.850% Floor 2.850% 10/25/2030	2.942%	2,125,000	2,135,976
CMO Series 2021-3A Class M1A
30-day Average SOFR + 1.000% Floor 1.000% 09/25/2031	1.050%	1,050,000	1,050,796
CFMT LLC(a),(g)
CMO Series 2021-EBO1 Class A
11/25/2050	0.985%	814,902	813,885
MRA Issuance Trust(a),(d)
CMO Series 2021-14 Class A1X
1-month USD LIBOR + 1.250% Floor 1.250% 02/15/2022	1.336%	1,900,000	1,900,332
CMO Series 2021-NA1 Class A1X
1-month USD LIBOR + 1.500% Floor 1.500% 03/08/2022	1.600%	1,075,000	1,075,616
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pretium Mortgage Credit Partners LLC(a),(g)
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	876,537	871,233
VCAT LLC(a),(g)
CMO Series 2021-NPL4 Class A1
08/25/2051	1.868%	2,039,642	2,038,905
CMO Series 2021-NPL5 Class A1
08/25/2051	1.868%	1,023,174	1,017,694
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $10,947,170)			10,904,437

Treasury Bills 0.3%
Issuer	Yield	Principal Amount ($)	Value ($)
United States 0.3%
U.S. Treasury Bills
05/19/2022	0.090%	1,100,000	1,099,564
Total Treasury Bills (Cost $1,099,677)			1,099,564

U.S. Government & Agency Obligations 0.1%

Federal Farm Credit Banks Funding Corp.(d)
SOFR + 0.050% 08/22/2023	0.100%	440,000	439,654
Total U.S. Government & Agency Obligations (Cost $440,000)			439,654

Money Market Funds 15.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.078%(h),(i)	65,756,751	65,750,175
Total Money Market Funds (Cost $65,750,175)		65,750,175
Total Investments in Securities (Cost: $175,988,366)		175,622,561
Other Assets & Liabilities, Net		259,013,111
Net Assets		434,635,672

At November 30, 2021, securities and/or cash totaling $17,880,094 were pledged as collateral.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Commodity Strategy Fund | Semiannual Report 2021

Consolidated Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Brent Crude	111	01/2022	USD	7,645,680	—	(229,753)
Brent Crude	91	03/2022	USD	6,207,110	—	(64,688)
Brent Crude	184	05/2022	USD	12,405,280	—	(924,515)
Brent Crude	93	07/2022	USD	6,209,610	—	(441,899)
Coffee	11	03/2022	USD	958,238	49,268	—
Coffee	60	05/2022	USD	5,212,125	283,261	—
Coffee	120	07/2022	USD	10,392,750	317,793	—
Copper	5	03/2022	USD	535,000	—	(12,630)
Copper	55	05/2022	USD	5,876,750	—	(114,899)
Copper	110	07/2022	USD	11,737,000	—	(133,590)
Corn	11	03/2022	USD	312,125	1,484	—
Corn	64	03/2022	USD	1,816,000	—	(233)
Corn	185	05/2022	USD	5,272,500	96,032	—
Corn	34	05/2022	USD	969,000	—	(21,920)
Corn	351	07/2022	USD	10,016,663	104,977	—
Corn	88	07/2022	USD	2,511,300	—	(58,849)
Cotton	127	03/2022	USD	6,757,035	—	(233,776)
Cotton	34	05/2022	USD	1,778,370	30,482	—
Cotton	4	05/2022	USD	209,220	—	(16,955)
Cotton	78	07/2022	USD	3,984,240	—	(79,522)
Gas Oil	90	01/2022	USD	5,379,750	—	(570,444)
Gas Oil	43	03/2022	USD	2,557,425	—	(14,548)
Gas Oil	43	05/2022	USD	2,532,700	—	(39,215)
Gas Oil	87	07/2022	USD	5,093,850	—	(370,193)
Gold 100 oz.	1	02/2022	USD	177,650	877	—
Gold 100 oz.	50	02/2022	USD	8,882,500	—	(62,127)
Gold 100 oz.	54	04/2022	USD	9,602,820	—	(75,131)
Gold 100 oz.	105	06/2022	USD	18,691,050	42,564	—
Gold 100 oz.	3	06/2022	USD	534,030	—	(11,510)
Gold 100 oz.	54	08/2022	USD	9,622,260	—	(166,764)
Lead	9	01/2022	USD	515,025	—	(14,567)
Lean Hogs	191	02/2022	USD	6,110,090	24,007	—
Lean Hogs	42	04/2022	USD	1,432,200	—	(855)
Lean Hogs	74	06/2022	USD	2,841,600	26,051	—
Lean Hogs	37	07/2022	USD	1,420,800	6,678	—
Live Cattle	80	02/2022	USD	4,412,800	15,695	—
Live Cattle	59	04/2022	USD	3,329,370	24,080	—
Live Cattle	122	06/2022	USD	6,649,000	80,824	—
Live Cattle	62	08/2022	USD	3,353,580	4,369	—
Natural Gas	471	12/2021	USD	21,510,570	—	(2,414,462)
Natural Gas	468	02/2022	USD	20,030,400	—	(1,142,381)
Natural Gas	63	04/2022	USD	2,457,000	16,103	—
Natural Gas	162	04/2022	USD	6,318,000	—	(15,520)
Natural Gas	294	06/2022	USD	11,692,380	—	(101,245)
Nickel	1	01/2022	USD	119,850	—	(10)
Nickel	18	03/2022	USD	2,147,796	22,360	—
Nickel	18	05/2022	USD	2,136,672	20,692	—
Nickel	35	07/2022	USD	4,133,220	53,548	—
NY Harbor ULSD Heat Oil	51	12/2021	USD	4,413,163	—	(421,994)
NY Harbor ULSD Heat Oil	23	02/2022	USD	1,972,475	—	(37,858)
NY Harbor ULSD Heat Oil	23	04/2022	USD	1,944,268	—	(49,686)
NY Harbor ULSD Heat Oil	47	06/2022	USD	3,956,093	—	(301,785)
Primary Aluminum	12	01/2022	USD	786,150	—	(61,377)
Primary Aluminum	58	03/2022	USD	3,808,425	—	(100,347)
Primary Aluminum	58	05/2022	USD	3,810,963	—	(163,197)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2021	11

Consolidated Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Primary Aluminum	115	07/2022	USD	7,556,219	—	(243,246)
RBOB Gasoline	70	12/2021	USD	5,703,894	—	(584,970)
RBOB Gasoline	25	02/2022	USD	2,031,435	—	(34,748)
RBOB Gasoline	23	04/2022	USD	1,987,062	—	(70,099)
RBOB Gasoline	47	06/2022	USD	4,008,602	—	(294,557)
Silver	21	03/2022	USD	2,395,575	—	(89,368)
Silver	30	05/2022	USD	3,427,350	—	(98,285)
Silver	61	07/2022	USD	6,979,315	—	(199,493)
Soybean	18	01/2022	USD	1,095,525	—	(35,317)
Soybean	62	03/2022	USD	3,802,150	—	(108,286)
Soybean	61	05/2022	USD	3,767,513	—	(85,121)
Soybean	17	07/2022	USD	1,055,913	6,630	—
Soybean	105	07/2022	USD	6,521,813	—	(20)
Soybean Meal	34	01/2022	USD	1,162,120	—	(9,164)
Soybean Meal	1	03/2022	USD	34,110	1,476	—
Soybean Meal	60	03/2022	USD	2,046,600	—	(19,215)
Soybean Meal	1	05/2022	USD	34,280	1,331	—
Soybean Meal	59	05/2022	USD	2,022,520	—	(18,543)
Soybean Meal	119	07/2022	USD	4,119,780	72,942	—
Soybean Oil	167	01/2022	USD	5,532,042	—	(287,266)
Soybean Oil	91	03/2022	USD	3,020,472	—	(77,736)
Soybean Oil	91	05/2022	USD	3,013,374	—	(53,643)
Soybean Oil	183	07/2022	USD	6,034,608	—	(135,037)
Sugar #11	220	02/2022	USD	4,583,040	—	(101,513)
Sugar #11	169	04/2022	USD	3,460,038	—	(81,914)
Sugar #11	343	06/2022	USD	6,930,246	—	(214,634)
Wheat	14	03/2022	USD	575,575	11,881	—
Wheat	31	03/2022	USD	1,220,238	8,436	—
Wheat	5	03/2022	USD	196,813	—	(186)
Wheat	76	05/2022	USD	3,016,250	110,821	—
Wheat	44	05/2022	USD	1,808,400	86,998	—
Wheat	7	05/2022	USD	287,700	—	(5,629)
Wheat	12	05/2022	USD	476,250	—	(28,401)
Wheat	105	07/2022	USD	4,248,563	63,832	—
Wheat	136	07/2022	USD	5,351,600	63,494	—
Wheat	42	07/2022	USD	1,652,700	—	(43,262)
WTI Crude	149	12/2021	USD	9,860,820	—	(549,308)
WTI Crude	116	02/2022	USD	7,596,840	—	(137,493)
WTI Crude	117	04/2022	USD	7,582,770	—	(268,329)
WTI Crude	236	06/2022	USD	15,134,680	—	(1,175,715)
Zinc	65	01/2022	USD	5,214,219	—	(107,337)
Zinc	32	03/2022	USD	2,558,400	21,274	—
Zinc	31	05/2022	USD	2,468,181	—	(54,466)
Zinc	63	07/2022	USD	4,996,294	—	(92,810)
Total					1,670,260	(13,773,556)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	(90)	03/2022	USD	(19,686,094)	—	(13,571)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Commodity Strategy Fund | Semiannual Report 2021

Consolidated Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Notes to Consolidated Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At November 30, 2021, the total value of these securities amounted to $55,735,146, which represents 12.82% of total net assets.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2021, the total value of these securities amounted to $475,000, which represents 0.11% of total net assets.
(c)	Represents a security purchased on a when-issued basis.
(d)	Variable rate security. The interest rate shown was the current rate as of November 30, 2021.
(e)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of November 30, 2021.
(f)	Principal and interest may not be guaranteed by a governmental entity.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of November 30, 2021.
(h)	The rate shown is the seven-day current annualized yield at November 30, 2021.
(i)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.078%
	373,842,072	354,925,526	(663,017,423)	—	65,750,175	—	64,631	65,756,751
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2021	13

Consolidated Portfolio of Investments  (continued)
November 30, 2021 (Unaudited)
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	37,170,971	—	37,170,971
Commercial Mortgage-Backed Securities - Non-Agency	—	1,494,912	—	1,494,912
Corporate Bonds & Notes	—	57,653,997	—	57,653,997
Foreign Government Obligations	—	1,108,851	—	1,108,851
Residential Mortgage-Backed Securities - Non-Agency	—	10,904,437	—	10,904,437
Treasury Bills	1,099,564	—	—	1,099,564
U.S. Government & Agency Obligations	—	439,654	—	439,654
Money Market Funds	65,750,175	—	—	65,750,175
Total Investments in Securities	66,849,739	108,772,822	—	175,622,561
Investments in Derivatives
Asset
Futures Contracts	1,670,260	—	—	1,670,260
Liability
Futures Contracts	(13,787,127)	—	—	(13,787,127)
Total	54,732,872	108,772,822	—	163,505,694
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Commodity Strategy Fund | Semiannual Report 2021

Consolidated Statement of Assets and Liabilities
November 30, 2021 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $110,238,191)	$109,872,386
Affiliated issuers (cost $65,750,175)	65,750,175
Cash	15,538,643
Margin deposits on:
Futures contracts	17,880,094
Receivable for:
Capital shares sold	234,867,780
Dividends	3,821
Interest	238,457
Foreign tax reclaims	317
Variation margin for futures contracts	22,186
Prepaid expenses	9,539
Total assets	444,183,398
Liabilities
Payable for:
Investments purchased	2,344,721
Investments purchased on a delayed delivery basis	475,000
Capital shares purchased	119,449
Variation margin for futures contracts	6,514,023
Management services fees	3,562
Distribution and/or service fees	96
Transfer agent fees	2,833
Compensation of board members	53,494
Compensation of chief compliance officer	44
Other expenses	34,504
Total liabilities	9,547,726
Net assets applicable to outstanding capital stock	$434,635,672
Represented by
Paid in capital	435,923,629
Total distributable earnings (loss)	(1,287,957)
Total - representing net assets applicable to outstanding capital stock	$434,635,672
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2021	15

Consolidated Statement of Assets and Liabilities  (continued)
November 30, 2021 (Unaudited)
Class A
Net assets	$4,754,224
Shares outstanding	218,924
Net asset value per share	$21.72
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$23.05
Advisor Class
Net assets	$3,343,359
Shares outstanding	149,933
Net asset value per share	$22.30
Class C
Net assets	$1,780,740
Shares outstanding	87,183
Net asset value per share	$20.43
Institutional Class
Net assets	$2,595,097
Shares outstanding	117,305
Net asset value per share	$22.12
Institutional 2 Class
Net assets	$9,202,715
Shares outstanding	410,030
Net asset value per share	$22.44
Institutional 3 Class
Net assets	$412,097,377
Shares outstanding	18,228,762
Net asset value per share	$22.61
Class R
Net assets	$862,160
Shares outstanding	40,481
Net asset value per share	$21.30
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Commodity Strategy Fund | Semiannual Report 2021

Consolidated Statement of Operations
Six Months Ended November 30, 2021 (Unaudited)
Net investment income
Income:
Dividends — affiliated issuers	$64,631
Interest	516,488
Total income	581,119
Expenses:
Management services fees	1,379,682
Distribution and/or service fees
Class A	4,808
Class C	5,842
Class R	2,179
Transfer agent fees
Class A	3,229
Advisor Class	3,137
Class C	981
Institutional Class	1,737
Institutional 2 Class	2,996
Institutional 3 Class	11,068
Class R	733
Compensation of board members	13,795
Custodian fees	5,226
Printing and postage fees	6,662
Registration fees	52,509
Audit fees	21,019
Legal fees	8,217
Interest on collateral	33,464
Compensation of chief compliance officer	44
Other	8,708
Total expenses	1,566,036
Net investment loss	(984,917)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(289,414)
Futures contracts	89,580,097
Net realized gain	89,290,683
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(365,805)
Futures contracts	(41,635,046)
Net change in unrealized appreciation (depreciation)	(42,000,851)
Net realized and unrealized gain	47,289,832
Net increase in net assets resulting from operations	$46,304,915
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2021	17

Consolidated Statement of Changes in Net Assets
	Six Months Ended November 30, 2021 (Unaudited)	Year Ended May 31, 2021
Operations
Net investment loss	$(984,917)	$(2,139,936)
Net realized gain	89,290,683	109,006,632
Net change in unrealized appreciation (depreciation)	(42,000,851)	28,558,358
Net increase in net assets resulting from operations	46,304,915	135,425,054
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(1,631)
Advisor Class	—	(5,787)
Class C	—	(39)
Institutional Class	—	(697)
Institutional 2 Class	—	(21,019)
Institutional 3 Class	—	(511,960)
Class R	—	(426)
Total distributions to shareholders	—	(541,559)
Increase (decrease) in net assets from capital stock activity	(38,418,965)	110,191,082
Total increase in net assets	7,885,950	245,074,577
Net assets at beginning of period	426,749,722	181,675,145
Net assets at end of period	$434,635,672	$426,749,722
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Columbia Commodity Strategy Fund | Semiannual Report 2021

Consolidated Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2021 (Unaudited)		May 31, 2021
	Shares	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	127,292	2,864,600	76,049	1,382,699
Distributions reinvested	—	—	97	1,597
Redemptions	(40,794)	(918,557)	(35,455)	(597,242)
Net increase	86,498	1,946,043	40,691	787,054
Advisor Class
Subscriptions	71,664	1,713,952	145,990	2,369,574
Distributions reinvested	—	—	344	5,787
Redemptions	(88,451)	(2,055,552)	(1,399,979)	(23,347,200)
Net decrease	(16,787)	(341,600)	(1,253,645)	(20,971,839)
Class C
Subscriptions	61,410	1,307,251	34,072	655,194
Distributions reinvested	—	—	3	38
Redemptions	(9,798)	(209,489)	(4,199)	(79,609)
Net increase	51,612	1,097,762	29,876	575,623
Institutional Class
Subscriptions	113,231	2,608,107	67,819	1,234,329
Distributions reinvested	—	—	41	692
Redemptions	(61,477)	(1,388,353)	(6,974)	(123,212)
Net increase	51,754	1,219,754	60,886	1,111,809
Institutional 2 Class
Subscriptions	18,831	435,000	946,693	15,457,398
Distributions reinvested	—	—	1,241	21,017
Redemptions	(513,381)	(10,836,770)	(47,309)	(923,206)
Net increase (decrease)	(494,550)	(10,401,770)	900,625	14,555,209
Institutional 3 Class
Subscriptions	19,188,260	430,760,128	19,921,707	326,614,590
Distributions reinvested	—	—	30,045	511,958
Redemptions	(19,504,416)	(462,813,428)	(12,417,639)	(213,096,022)
Net increase (decrease)	(316,156)	(32,053,300)	7,534,113	114,030,526
Class R
Subscriptions	8,963	187,963	11,773	225,194
Distributions reinvested	—	—	26	425
Redemptions	(3,345)	(73,817)	(7,151)	(122,919)
Net increase	5,618	114,146	4,648	102,700
Total net increase (decrease)	(632,011)	(38,418,965)	7,317,194	110,191,082

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2021	19

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A(c)
Six Months Ended 11/30/2021 (Unaudited)	$20.69	(0.10)	1.13	1.03	—	—
Year Ended 5/31/2021	$13.99	(0.18)	6.90	6.72	(0.02)	(0.02)
Year Ended 5/31/2020	$16.67	0.12	(2.64)	(2.52)	(0.16)	(0.16)
Year Ended 5/31/2019	$23.03	0.24	(3.60)	(3.36)	(3.00)	(3.00)
Year Ended 5/31/2018	$20.95	0.04	2.04	2.08	—	—
Year Ended 5/31/2017	$21.57	(0.12)	(0.50)	(0.62)	—	—
Advisor Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$21.22	(0.07)	1.15	1.08	—	—
Year Ended 5/31/2021	$14.32	(0.11)	7.03	6.92	(0.02)	(0.02)
Year Ended 5/31/2020	$17.05	0.16	(2.69)	(2.53)	(0.20)	(0.20)
Year Ended 5/31/2019	$23.49	0.28	(3.64)	(3.36)	(3.08)	(3.08)
Year Ended 5/31/2018	$21.32	0.12	2.09	2.21	(0.04)	(0.04)
Year Ended 5/31/2017	$21.90	(0.08)	(0.50)	(0.58)	—	—
Class C(c)
Six Months Ended 11/30/2021 (Unaudited)	$19.53	(0.17)	1.07	0.90	—	—
Year Ended 5/31/2021	$13.30	(0.30)	6.54	6.24	(0.01)	(0.01)
Year Ended 5/31/2020	$15.84	(0.00)(g)	(2.54)	(2.54)	(0.00)(g)	(0.00)(g)
Year Ended 5/31/2019	$22.03	0.08	(3.43)	(3.35)	(2.84)	(2.84)
Year Ended 5/31/2018	$20.17	(0.12)	1.98	1.86	—	—
Year Ended 5/31/2017	$20.93	(0.28)	(0.48)	(0.76)	—	—
Institutional Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$21.05	(0.07)	1.14	1.07	—	—
Year Ended 5/31/2021	$14.20	(0.15)	7.02	6.87	(0.02)	(0.02)
Year Ended 5/31/2020	$16.91	0.20	(2.71)	(2.51)	(0.20)	(0.20)
Year Ended 5/31/2019	$23.32	0.28	(3.61)	(3.33)	(3.08)	(3.08)
Year Ended 5/31/2018	$21.18	0.12	2.06	2.18	(0.04)	(0.04)
Year Ended 5/31/2017	$21.77	(0.08)	(0.51)	(0.59)	—	—
Institutional 2 Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$21.34	(0.06)	1.16	1.10	—	—
Year Ended 5/31/2021	$14.40	(0.12)	7.08	6.96	(0.02)	(0.02)
Year Ended 5/31/2020	$17.14	0.24	(2.78)	(2.54)	(0.20)	(0.20)
Year Ended 5/31/2019	$23.59	0.32	(3.69)	(3.37)	(3.08)	(3.08)
Year Ended 5/31/2018	$21.41	0.12	2.10	2.22	(0.04)	(0.04)
Year Ended 5/31/2017	$21.98	(0.04)	(0.53)	(0.57)	—	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Columbia Commodity Strategy Fund | Semiannual Report 2021

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Six Months Ended 11/30/2021 (Unaudited)	$21.72	4.98%	1.15%(d),(e)	1.15%(d),(e)	(0.85%)(d)	171%	$4,754
Year Ended 5/31/2021	$20.69	47.95%	1.14%(e)	1.14%(e),(f)	(1.03%)	0%	$2,739
Year Ended 5/31/2020	$13.99	(15.35%)	1.14%	1.14%(f)	0.63%	0%	$1,283
Year Ended 5/31/2019	$16.67	(14.76%)	1.11%	1.11%(f)	1.18%	0%	$1,775
Year Ended 5/31/2018	$23.03	9.92%	1.08%	1.08%(f)	0.22%	0%	$2,148
Year Ended 5/31/2017	$20.95	(2.78%)	1.13%	1.13%	(0.63%)	0%	$2,035
Advisor Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$22.30	5.09%	0.90%(d),(e)	0.90%(d),(e)	(0.60%)(d)	171%	$3,343
Year Ended 5/31/2021	$21.22	48.38%	0.85%(e)	0.85%(e),(f)	(0.71%)	0%	$3,537
Year Ended 5/31/2020	$14.32	(15.05%)	0.89%	0.89%(f)	0.86%	0%	$20,335
Year Ended 5/31/2019	$17.05	(14.62%)	0.86%	0.86%(f)	1.44%	0%	$23,533
Year Ended 5/31/2018	$23.49	10.24%	0.83%	0.83%(f)	0.48%	0%	$21,601
Year Ended 5/31/2017	$21.32	(2.74%)	0.87%	0.87%	(0.35%)	0%	$15,213
Class C(c)
Six Months Ended 11/30/2021 (Unaudited)	$20.43	4.61%	1.91%(d),(e)	1.91%(d),(e)	(1.59%)(d)	171%	$1,781
Year Ended 5/31/2021	$19.53	47.13%	1.87%(e)	1.87%(e),(f)	(1.78%)	0%	$695
Year Ended 5/31/2020	$13.30	(16.08%)	1.89%	1.89%(f)	(0.11%)	0%	$76
Year Ended 5/31/2019	$15.84	(15.53%)	1.86%	1.86%(f)	0.41%	0%	$124
Year Ended 5/31/2018	$22.03	9.33%	1.82%	1.82%(f)	(0.57%)	0%	$224
Year Ended 5/31/2017	$20.17	(3.63%)	1.87%	1.87%	(1.36%)	0%	$335
Institutional Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$22.12	5.08%	0.90%(d),(e)	0.90%(d),(e)	(0.60%)(d)	171%	$2,595
Year Ended 5/31/2021	$21.05	48.45%	0.90%(e)	0.90%(e),(f)	(0.82%)	0%	$1,380
Year Ended 5/31/2020	$14.20	(15.15%)	0.86%	0.86%(f)	1.07%	0%	$66
Year Ended 5/31/2019	$16.91	(14.51%)	0.84%	0.84%(f)	1.35%	0%	$771
Year Ended 5/31/2018	$23.32	10.32%	0.83%	0.83%(f)	0.52%	0%	$4,485
Year Ended 5/31/2017	$21.18	(2.76%)	0.86%	0.86%	(0.31%)	0%	$1,166
Institutional 2 Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$22.44	5.15%	0.76%(d),(e)	0.76%(d),(e)	(0.50%)(d)	171%	$9,203
Year Ended 5/31/2021	$21.34	48.41%	0.77%(e)	0.77%(e)	(0.68%)	0%	$19,305
Year Ended 5/31/2020	$14.40	(14.90%)	0.76%	0.76%	1.32%	0%	$57
Year Ended 5/31/2019	$17.14	(14.64%)	0.78%	0.78%	1.52%	0%	$1,404
Year Ended 5/31/2018	$23.59	10.43%	0.75%	0.75%	0.56%	0%	$1,331
Year Ended 5/31/2017	$21.41	(2.55%)	0.78%	0.78%	(0.25%)	0%	$756
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2021	21

Consolidated Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$21.48	(0.05)	1.18	1.13	—	—
Year Ended 5/31/2021	$14.48	(0.11)	7.14	7.03	(0.03)	(0.03)
Year Ended 5/31/2020	$17.20	0.20	(2.72)	(2.52)	(0.20)	(0.20)
Year Ended 5/31/2019	$23.66	0.32	(3.66)	(3.34)	(3.12)	(3.12)
Year Ended 5/31/2018	$21.46	0.16	2.08	2.24	(0.04)	(0.04)
Year Ended 5/31/2017	$22.01	0.00(g)	(0.55)	(0.55)	—	—
Class R(c)
Six Months Ended 11/30/2021 (Unaudited)	$20.32	(0.12)	1.10	0.98	—	—
Year Ended 5/31/2021	$13.77	(0.21)	6.77	6.56	(0.01)	(0.01)
Year Ended 5/31/2020	$16.40	0.04	(2.55)	(2.51)	(0.12)	(0.12)
Year Ended 5/31/2019	$22.70	0.20	(3.54)	(3.34)	(2.96)	(2.96)
Year Ended 5/31/2018	$20.69	0.00(g)	2.01	2.01	—	—
Year Ended 5/31/2017	$21.35	(0.20)	(0.46)	(0.66)	—	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Annualized.
(e)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	11/30/2021	5/31/2021
Class A	0.02%	0.02%
Advisor Class	0.02%	less than 0.01%
Class C	0.02%	0.05%
Institutional Class	0.02%	0.02%
Institutional 2 Class	0.02%	0.02%
Institutional 3 Class	0.02%	0.01%
Class R	0.02%	0.01%

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Rounds to zero.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Columbia Commodity Strategy Fund | Semiannual Report 2021

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class(c)
Six Months Ended 11/30/2021 (Unaudited)	$22.61	5.26%	0.70%(d),(e)	0.70%(d),(e)	(0.44%)(d)	171%	$412,097
Year Ended 5/31/2021	$21.48	48.57%	0.71%(e)	0.71%(e)	(0.61%)	0%	$398,386
Year Ended 5/31/2020	$14.48	(14.77%)	0.70%	0.70%	1.20%	0%	$159,442
Year Ended 5/31/2019	$17.20	(14.34%)	0.70%	0.70%	1.56%	0%	$320,251
Year Ended 5/31/2018	$23.66	10.44%	0.69%	0.69%	0.64%	0%	$581,920
Year Ended 5/31/2017	$21.46	(2.55%)	0.71%	0.71%	0.03%	0%	$220,847
Class R(c)
Six Months Ended 11/30/2021 (Unaudited)	$21.30	4.82%	1.39%(d),(e)	1.39%(d),(e)	(1.10%)(d)	171%	$862
Year Ended 5/31/2021	$20.32	47.81%	1.38%(e)	1.38%(e),(f)	(1.27%)	0%	$708
Year Ended 5/31/2020	$13.77	(15.59%)	1.39%	1.39%(f)	0.38%	0%	$416
Year Ended 5/31/2019	$16.40	(15.08%)	1.36%	1.36%(f)	0.97%	0%	$590
Year Ended 5/31/2018	$22.70	9.86%	1.34%	1.34%(f)	0.07%	0%	$391
Year Ended 5/31/2017	$20.69	(3.18%)	1.37%	1.37%	(0.89%)	0%	$77
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2021	23

Notes to Consolidated Financial Statements
November 30, 2021 (Unaudited)
Note 1. Organization
Columbia Commodity Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Consolidated Statement of Changes in Net Assets and per share data in the Consolidated Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Basis for consolidation
CCFS Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At November 30, 2021, the Subsidiary financial statement information is as follows:
CCSF Offshore Fund, Ltd.
% of consolidated fund net assets	6.18%
Net assets	$26,867,676
Net investment income (loss)	(259,014)
Net realized gain (loss)	89,505,288
Net change in unrealized appreciation (depreciation)	(41,621,475)
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Consolidated Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
24	Columbia Commodity Strategy Fund | Semiannual Report 2021

Notes to Consolidated Financial Statements  (continued)
November 30, 2021 (Unaudited)
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment
Columbia Commodity Strategy Fund | Semiannual Report 2021	25

Notes to Consolidated Financial Statements  (continued)
November 30, 2021 (Unaudited)
flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate
26	Columbia Commodity Strategy Fund | Semiannual Report 2021

Notes to Consolidated Financial Statements  (continued)
November 30, 2021 (Unaudited)
payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to manage exposure to the commodities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2021:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,670,260*

Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	13,571*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	13,773,556*
Total		13,787,127

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
Columbia Commodity Strategy Fund | Semiannual Report 2021	27

Notes to Consolidated Financial Statements  (continued)
November 30, 2021 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the six months ended November 30, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Commodity-related investment risk	89,505,288
Interest rate risk	74,809
Total	89,580,097

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Commodity-related investment risk	(41,621,475)
Interest rate risk	(13,571)
Total	(41,635,046)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	507,990,376
Futures contracts — short	20,308,633

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2021.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
28	Columbia Commodity Strategy Fund | Semiannual Report 2021

Notes to Consolidated Financial Statements  (continued)
November 30, 2021 (Unaudited)
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.63% to 0.49% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2021 was 0.63% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a Subadvisory Agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of November 30, 2021, Threadneedle is not providing services to the Fund pursuant to the Subadvisory Agreement.
Columbia Commodity Strategy Fund | Semiannual Report 2021	29

Notes to Consolidated Financial Statements  (continued)
November 30, 2021 (Unaudited)
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Consolidated Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2021, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.17
Advisor Class	0.17
Class C	0.17
Institutional Class	0.17
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.17
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the six months ended November 30, 2021, no minimum account balance fees were charged by the Fund.
30	Columbia Commodity Strategy Fund | Semiannual Report 2021

Notes to Consolidated Financial Statements  (continued)
November 30, 2021 (Unaudited)
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $22,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	20,228
Class C	—	1.00(b)	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2021 through September 30, 2022	Prior to October 1, 2021
Class A	1.29%	1.22%
Advisor Class	1.04	0.97
Class C	2.04	1.97
Institutional Class	1.04	0.97
Institutional 2 Class	0.91	0.88
Institutional 3 Class	0.87	0.82
Class R	1.54	1.47
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
Columbia Commodity Strategy Fund | Semiannual Report 2021	31

Notes to Consolidated Financial Statements  (continued)
November 30, 2021 (Unaudited)
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2021, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
175,988,000	1,672,000	(14,154,000)	(12,482,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
(67,271)	—	(67,271)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $363,998,614 and $253,880,868, respectively, for the six months ended November 30, 2021, of which $34,814,410 and $34,372,199, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
32	Columbia Commodity Strategy Fund | Semiannual Report 2021

Notes to Consolidated Financial Statements  (continued)
November 30, 2021 (Unaudited)
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the six months ended November 30, 2021.
Note 9. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Columbia Commodity Strategy Fund | Semiannual Report 2021	33

Notes to Consolidated Financial Statements  (continued)
November 30, 2021 (Unaudited)
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to
34	Columbia Commodity Strategy Fund | Semiannual Report 2021

Notes to Consolidated Financial Statements  (continued)
November 30, 2021 (Unaudited)
generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At November 30, 2021, affiliated shareholders of record owned 92.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
Following the period end, affiliated and unaffiliated shareholders of the Fund redeemed $236,967,259, which represented approximately 54.5% of the Fund’s net assets as of November 30, 2021.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Commodity Strategy Fund | Semiannual Report 2021	35

 Approval of Management and SubadvisoryAgreements
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Commodity Strategy Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between the Investment Manager and Threadneedle International Limited (the Subadviser), an affiliate of the Investment Manager, the Investment Manager has retained the Subadviser to provide portfolio management services for the Fund. Although the Subadviser is not currently providing such services, the Investment Manager may in the future reallocate Fund assets to be managed by the Subadviser.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreement (together, the Advisory Agreements). The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of each of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadviser under the Advisory Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager and Subadviser, including information regarding senior management, portfolio managers and other personnel;
36	Columbia Commodity Strategy Fund | Semiannual Report 2021

Approval of Management and Subadvisory
Agreements  (continued)

•	Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by the Investment Manager and the Subadviser
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadviser, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring the Subadviser), noting that no changes are proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns relating to the Fund have been reported. The Board also considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the Subadvisory Agreement. The Board took into account the Investment Manager’s representation that the Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the subadvisory oversight team and their significant resources added in recent years.
Columbia Commodity Strategy Fund | Semiannual Report 2021	37

Approval of Management and Subadvisory
Agreements  (continued)

After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and the Subadvisory Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that Fund performance was well within the range of that of peers.
Additionally, the Board reviewed the performance of the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadviser’s performance and reputation generally and the Investment Manager’s evaluation of the Subadviser’s contribution to the Fund’s broader investment mandate. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadviser, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager, its affiliates and the Subadviser from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of each of the Management Agreement and the Subadvisory Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. The Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had concluded that 2019 profitability was reasonable and that the 2021 information shows that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial
38	Columbia Commodity Strategy Fund | Semiannual Report 2021

Approval of Management and Subadvisory
Agreements  (continued)

customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement and Subadvisory Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders. The Board also noted that the breakpoints in the Subadvisory Agreement did not occur at the same levels as the breakpoints in the Management Agreement. In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and the Subadvisory Agreement. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
Columbia Commodity Strategy Fund | Semiannual Report 2021	39

Columbia Commodity Strategy Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR129_05_M01_(01/22)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust II
By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	January 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	January 21, 2022
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	January 21, 2022
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	January 21, 2022